As Filed with the Securities and Exchange Commission on March 2, 2005

Securities Act File No. 333-

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933 Pre-Effective Amendment No. Post-Effective Amendment No.	☒ ☐ ☐

SCUDDER MONEY FUNDS

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, Illinois 60606

(Address of Principal Executive Offices) (Zip Code)

617-295-2572

(Registrant’s Area Code and Telephone Number)

John Millette, Secretary

Scudder Money Funds

Two International Place

Boston, Massachusetts 02110

(Name and Address of Agent for Service)

With copies to:

Cathy G. O’Kelly, Esq.

David A. Sturms, Esq.

Vedder, Price, Kaufman & Kammholz, P.C.

222 North LaSalle Street

Chicago, Illinois 60601

Approximate date of proposed public offering:  As soon as practicable after the effective date of this Registration Statement.

TITLE OF SECURITIES BEING REGISTERED: Shares of Beneficial Interest (no par value) of the Registrant.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Questions & Answers

Scudder YieldWise Funds

Scudder YieldWise Money Fund

Scudder YieldWise Government & Agency Money Fund

Scudder YieldWise Municipal Money Fund

Q&A

Q What is happening?

A Deutsche Asset Management (“DeAM”), the investment manager for the Scudder funds, has initiated a program to reorganize and combine selected funds within the Scudder fund family.

Q What issue am I being asked to vote on?

A You are being asked to vote on a proposal to merge your Scudder YieldWise Fund(s) into a Scudder Money Fund with substantially similar investment objectives and policies and which is managed by the same portfolio management team as your fund.

After carefully reviewing the proposal, your fund’s Board has determined that this action is in the best interest of the fund. The Board unanimously recommends that you vote for this proposal.

Q Why has this proposal been made for my fund?

A For each merger, the combined fund will pay a lower management fee than your Scudder YieldWise Fund. In addition, combining your fund into another means that the costs of operating the fund are anticipated to be spread across a larger asset base. Finally, DeAM has agreed to cap the expenses of the combined fund at levels lower than the expenses you currently pay for approximately three years following the merger.

Q&A continued

Consequently, the combined fund is expected to have lower total operating expenses than your Scudder YieldWise Fund.

Q Will I have to pay taxes as a result of the merger?

A Each merger is expected to be a tax-free transaction, and will not take place unless special tax counsel provides an opinion to that effect. Because each fund seeks to maintain a stable share price, you are unlikely to have a capital gain or loss whether you redeem or exchange your shares before or after the merger. Nevertheless, you may wish to consult a tax advisor for more information on your own tax situation.

Q Upon merger, will I own the same number of shares?

A Yes. The number of shares you own is unlikely to change as a result of the mergers because each fund seeks to maintain a stable share price and your shares will be exchanged at the net asset value per share of the corresponding Scudder Money Fund. In any event, the aggregate value of your shares will not change as a result of the mergers.

Q Will any fund pay for the proxy solicitation and legal costs associated with this solicitation?

A No. DeAM will bear these costs.

Q When would the merger take place?

A If approved, each merger would occur on or about June 13, 2005 or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the mergers, shareholders whose accounts are affected by a merger will receive a confirmation statement reflecting their new account number and number of shares owned.

Q Are the mergers related?

A No. Each Scudder YieldWise Fund’s shareholders will vote separately on the merger of their Scudder YieldWise Fund into the corresponding Scudder Money Fund. The merger of one Scudder YieldWise Fund into a Scudder Money Fund is not contingent upon the approval of the other Scudder YieldWise Funds’ shareholders. Each merger is

Q&A continued

separate and distinct from the other, although each will be governed by the same Agreement and Plan of Reorganization.

Q How can I vote?

A You can vote in any one of four ways:

■	Through the Internet by going to the website listed on your proxy card;

■	By telephone, with a toll-free call to the number listed on your proxy card;

■	By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or

■	In person, by attending the special meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the proxy statement before you vote.

Q If I send my proxy in now as requested, can I change my vote later?

A You may revoke your proxy at any time before it is voted by: (1) sending a written revocation to the Secretary of the fund as explained in the proxy statement; or (2) forwarding a later-dated proxy that is received by the fund at or prior to the special meeting; or (3) attending the special meeting and voting in person. Even if you plan to attend the special meeting, we ask that you return the enclosed proxy. This will help us ensure that an adequate number of shares are present for the special meeting to be held.

Q Will I be able to continue to track my fund’s performance in the newspaper, on the Internet or through the ScudderACCESS line?

A Yes. You will be able to continue to track your fund’s performance through all these means.

Q Whom should I call for additional information about this proxy statement?

A Please call Computershare Fund Services, your fund’s proxy solicitor, at 1-888-288-5518.

SCUDDER YIELDWISE MONEY FUND

SCUDDER YIELDWISE GOVERNMENT & AGENCY MONEY FUND

SCUDDER YIELDWISE MUNICIPAL MONEY FUND

A Message from the Funds’ Chief Executive Officer

[mailing date], 2005

Dear Shareholder:

I am writing to you to ask for your vote on an important matter that affects your investment in one or more Scudder YieldWise Funds. While you are, of course, welcome to join us at the joint shareholders’ meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, or by voting by telephone or through the Internet.

We are asking for your vote on the following matter:

Proposal:	Approval of a proposed merger of your Scudder YieldWise Fund into a Scudder Money Fund. In this merger, your shares of the YieldWise Fund would, in effect, be exchanged, on a tax-free basis, for shares of the corresponding Scudder Money Fund with an equal aggregate net asset value.

Each proposed merger is part of a program initiated by Deutsche Asset Management (“DeAM”), the investment manager of the Scudder funds. This program is intended to provide a more streamlined selection of investment options that is consistent with the changing needs of investors. If approved by fund boards and fund shareholders, this program will enable DeAM to:

•	Eliminate redundancies within the Scudder fund family by reorganizing and combining certain funds; and

•	Focus its investment resources on a core set of mutual funds that best meet investor needs.

The Trustees of your fund recommend approval of the merger because they believe it offers fund shareholders the following benefits, among others:

•	A similar investment opportunity in a larger fund with a lower management fee; and

•	A lower expense ratio.

The investment objective and policies of your fund are similar to those of the corresponding Scudder Money Fund. If the merger is approved, the Board expects that the proposed changes will take effect during the second calendar quarter of 2005.

Included in this booklet is information about the upcoming shareholders’ meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the issue for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on the Scudder Money Funds, the specific proposal being considered at the shareholders’ meeting, and why the proposal is being made.

Although we would like very much to have each shareholder attend the meeting, we realize this may not be possible. Whether or not you plan to be present, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card, vote by telephone or record your voting instructions on the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your proxy card. You may receive more than one proxy card. If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don’t. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give to this important matter. If you have questions about the proposal, please call Computershare Fund Services, your fund’s proxy solicitor, at 1-888-288-5518 or contact your financial advisor. Thank you for your continued support of Scudder Investments.

Sincerely yours,

Julian F. Sluyters

Chief Executive Officer

Scudder YieldWise Funds

SCUDDER YIELDWISE MONEY FUND

SCUDDER YIELDWISE GOVERNMENT & AGENCY MONEY FUND

SCUDDER YIELDWISE MUNICIPAL MONEY FUND

NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS

This is the formal agenda for your Fund(s)’s shareholder meeting. It tells you what matter will be voted on and the time and place of the meeting, in the event you choose to attend in person.

To the Shareholders of the Scudder YieldWise Funds listed above:

A Joint Special Meeting of Shareholders of the Scudder YieldWise Funds listed above will be held May 26, 2005 at [9:00 a.m.] Eastern time, at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, 27th Floor, New York, New York 10154 (the “Meeting”), to consider the following (the “Proposal”):

Proposal:	Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of: Scudder YieldWise Money Fund, Scudder YieldWise Government & Agency Money Fund and Scudder YieldWise Municipal Money Fund (each a “YieldWise Fund”) to Scudder Money Market Fund, Scudder Government & Agency Money Fund and Scudder Tax-Exempt Money Fund (each a “Money Fund”), respectively, in exchange for shares of the corresponding Money Fund and the assumption by such Money Fund of all liabilities of the corresponding YieldWise Fund, and the distribution of such shares, on a tax-free basis, to the shareholders of the corresponding YieldWise Fund in complete liquidation of such YieldWise Fund.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Record holders of shares of a YieldWise Fund at the close of business on March 16, 2005 are entitled to vote with respect to that YieldWise Fund at the Meeting and at any adjournments or postponements thereof.

In the event that the necessary quorum to transact business or the vote required to approve a merger is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote FOR any such adjournment those proxies that they are entitled to vote in favor of the Proposal and will vote AGAINST any such adjournment those proxies to be voted against the Proposal.

By order of the Trustees

John Millette

Secretary

[mailing date], 2005

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts:
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION

FOR SHAREHOLDERS OF

SCUDDER YIELDWISE MONEY FUND

SCUDDER YIELDWISE GOVERNMENT & AGENCY MONEY FUND

SCUDDER YIELDWISE MUNICIPAL MONEY FUND

This document contains a combined prospectus/proxy statement and a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to your fund. If you complete and sign the proxy (or tell us how you want to vote by voting by telephone or through the Internet), we’ll vote it exactly as you tell us. If you simply sign the proxy, we’ll vote it in accordance with the Trustees’ recommendation on page 32.

We urge you to review the prospectus/proxy statement carefully, and either fill out your proxy card and return it to us by mail, vote by telephone or record your voting instructions through the Internet. You may receive more than one proxy card since several shareholder meetings are being held as part of the broader restructuring program of the Scudder fund family. If so, please vote each one. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like to vote and welcome your comments. Please take a few minutes to read these materials and return your proxy to us. If you have any questions, please call Computershare Fund Services, your fund’s proxy solicitor, at the special toll-free number we have set up for you (1-888-288-5518) or contact your financial advisor.

PROSPECTUS/PROXY STATEMENT

[effective date], 2005

Acquisition of the assets of:	By and in exchange for shares of:

Scudder YieldWise Money Fund	Scudder Money Market Fund

Scudder YieldWise Government & Agency Money Fund	Scudder Government & Agency Money Fund

Scudder YieldWise Municipal Money Fund	Scudder Tax-Exempt Money Fund

each a “YieldWise Fund” and a series of Scudder YieldWise Funds	each a “Money Fund” and a series of Scudder Money Funds

222 S. Riverside Plaza Chicago, IL 60606 (617) 295-2572	222 S. Riverside Plaza Chicago, IL 60606 (617) 295-2572

This Prospectus/Proxy Statement is being furnished in connection with the proposed mergers of (a) Scudder YieldWise Money Fund into Scudder Money Market Fund; (b) Scudder YieldWise Government & Agency Money Fund into Scudder Government & Agency Money Fund; and (c) Scudder YieldWise Municipal Money Fund into Scudder Tax-Exempt Money Fund. YieldWise Funds and Money Funds are referred to herein collectively as the “Funds,” and each YieldWise Fund and Money Fund is referred to herein individually as a “Fund.” As a result of each proposed merger, each shareholder of a YieldWise Fund will receive a number of full and fractional shares of the corresponding Money Fund equal in value as of the Valuation Time (as defined below) to the total value of such shareholder’s YieldWise Fund shares. Each YieldWise Fund’s shareholders will vote separately on the merger of their YieldWise Fund into the corresponding Money Fund, with each merger being separate and distinct from the other. The merger of one YieldWise Fund into a Money Fund is not contingent upon the approval of any other YieldWise Fund’s shareholders.

This Prospectus/Proxy Statement is being mailed on or about [            ], 2005. It explains concisely what you should know before voting on the matter described herein or investing in a Money Fund, each a diversified series of an open-end management investment company. Please read it carefully and keep it for future reference.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The following documents have been filed with SEC and are incorporated into this Prospectus/Proxy Statement by reference:

(i)	the combined prospectus of the Money Funds dated December 1, 2004, as supplemented from time to time (the “Money Funds Prospectus”), a copy of which is included with this Prospectus/Proxy Statement;

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(ii)	the combined prospectus of the YieldWise Funds dated December 1, 2004, as supplemented from time to time (the “YieldWise Funds Prospectus” and, together with the Money Funds Prospectus, the “Prospectuses”);

(iii)	the combined statement of additional information of the YieldWise Funds dated December 1, 2004, as supplemented from time to time (the “YieldWise Funds SAI”);

(iv)	the statement of additional information relating to the proposed merger, dated , 2005 (the “Merger SAI” and, together with the YieldWise Funds SAI, the “SAIs”); and

(v)	the audited financial statements and related report of the Independent Registered Public Accounting Firm for the YieldWise Funds contained in the Annual Report for the fiscal year ended July 31, 2004, and the updated unaudited financial statements contained in the Semi-annual Report for the six-month period ended January 31, 2005.

The updated financial highlights for the Money Funds contained in the Semi-annual Report for the sixth-month period ended January 31, 2005 are attached to this Prospectus/Proxy Statement. See Exhibit B.

Shareholders may get free copies of the Annual Report, Semi-annual Report, prospectus and/or statement of additional information for a Fund, request other information about a Fund, or make shareholder inquiries, by contacting their financial advisor or by calling the corresponding Fund at 1-800-621-1048.

Like shares of the YieldWise Funds, shares of the Money Funds are not bank deposits nor are they guaranteed or insured by the Federal Deposit Insurance Corporation, or any other government agency, and involve risk, including the possible loss of the principal amount invested.

This document is designed to give you the information you need to vote on the proposal. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact Computershare Fund Services, your fund’s proxy solicitor, at 1-888-288-5518, or contact your financial advisor.

The Money Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports and other information with the SEC. You may review and copy information about the Funds, including the SAIs, at the SEC’s public reference room at 450 Fifth Street, NW, Washington, D.C. You may call the SEC at 1-202-942-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

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I. SYNOPSIS

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed mergers.

1.	What is being proposed?

The Trustees of Scudder YieldWise Funds (the “Trust”), of which Scudder YieldWise Money Fund, Scudder YieldWise Government & Agency Money Fund and Scudder YieldWise Municipal Money Fund are each a series, are recommending that shareholders approve the transactions contemplated by the Agreement and Plan of Reorganization (as described below in Part IV and the form of which is attached hereto as Exhibit A), which we refer to as a merger of the YieldWise Funds into the Money Funds. If approved by shareholders, all of the assets of each YieldWise Fund will be transferred to the corresponding Money Fund solely in exchange for the issuance and delivery to each YieldWise Fund of shares of the corresponding Money Fund (“Merger Shares”) with a value equal to the value of each YieldWise Fund’s assets net of liabilities and for the assumption by the corresponding Money Fund of all liabilities of the corresponding YieldWise Fund. Immediately following the transfer, the appropriate class of Merger Shares received by each YieldWise Fund will be distributed pro rata, on a tax-free basis, to its shareholders of record.

2.	What will happen to my YieldWise Fund shares as a result of the merger?

Your YieldWise Fund shares will, in effect, be exchanged on a tax-free basis for shares of the corresponding Money Fund with an equal aggregate net asset value on the date of the merger.

3.	Why have the Trustees of the Trust recommended that I approve the merger?

The Trustees believe that the merger may provide shareholders of each YieldWise Fund with the following benefits:

•	Lower Expense Ratio. If the merger is approved, YieldWise Fund shareholders are expected to benefit from a lower total fund operating expense ratio.

•	Compatible Investment Opportunity. The mergers offer shareholders of YieldWise Funds the opportunity to invest in a substantially larger combined fund with similar investment policies. Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), the investment advisor for all of the Funds, has advised the Trustees that each YieldWise Fund and each Money Fund have compatible investment objectives and policies. In addition, the Advisor has advised the Trustees that both Funds in each particular merger have the same portfolio management team and follow substantially similar investment processes.

The Trustees of the Trust have concluded that: (1) each merger is in the best interests of each YieldWise Fund and (2) the interests of the existing shareholders of

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YieldWise Funds will not be diluted as a result of the mergers. Accordingly, the Trustees of the Trust unanimously recommend that shareholders approve the Agreement and Plan of Reorganization (as defined below) effecting the mergers.

4.	How do the investment goals, policies and restrictions of the Funds compare?

Scudder YieldWise Money Fund—Scudder Money Market Fund

The investment objectives, policies and restrictions of Scudder YieldWise Money Fund (“YieldWise Money Fund”) and Scudder Money Market Fund (“Money Market Fund”) are substantially identical. Each Fund seeks maximum current income to the extent consistent with stability of principal.

Each Fund seeks to achieve its goal of current income by investing in high quality money market securities and maintains a dollar-weighted average maturity of 90 days or less. Each Fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940 (“1940 Act”). Each Fund’s securities are denominated in U.S. dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. Each Fund may invest in high quality, short-term, U.S. dollar denominated money market instruments paying a fixed, variable or floating interest rate. Each Fund may invest more than 25% of its total assets in bank obligations. Each Fund may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

The following table sets forth a summary of the composition of the investment portfolio of each Fund as of January 31, 2005, and of Money Market Fund on a pro forma combined basis, giving effect to the proposed merger.

Portfolio Composition (as a     % of Fund)

	YieldWise Money Fund	Money Market Fund	Money Market Fund—Pro Forma (Combined)(1)
U.S. Government Sponsored Agencies(2)%		%	%
Commercial Paper	%	%	%
Floating Rate Notes	%	%	%
Certificates of Deposit and Bank Notes	%	%	%
Repurchase Agreements	%	%	%
Promissory Notes	%	%	%
Short-Term Notes	%	%	%
Other Investments	%	%	%
	100%	100%	100%

(1)	Reflects the blended characteristics of YieldWise Money Fund and Money Market Fund as of January 31, 2005. The portfolio composition and characteristics of the merged Fund will change consistent with its stated investment objective and policies.
(2)	Not backed by the full faith and credit of the U.S. Government.

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For the six-month period ended January 31, 2005, the weighted average maturity for YieldWise Money Fund and Money Market Fund was      days and      days, respectively.

Scudder YieldWise Government & Agency Money Fund— Scudder Government & Agency Money Fund

The investment objectives, policies and restrictions for Scudder YieldWise Government & Agency Money Fund (“YieldWise Government & Agency Money Fund”) and Scudder Government & Agency Money Fund (“Government & Agency Money Fund”) are substantially similar. Each Fund seeks maximum current income to the extent consistent with stability of principal.

YieldWise Government & Agency Money Fund pursues its goal by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in short-term securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements backed by obligations of such securities. Government & Agency Money Fund also pursues its goal by investing exclusively in short-term securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements backed by obligations of such securities. Each Fund may invest in floating rate instruments (obligations that do not bear interest at fixed rates). Each Fund maintains a dollar-weighted average maturity of 90 days or less. Each Fund’s securities are denominated in U.S. dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. Each Fund is managed in accordance with Rule 2a-7 under the 1940 Act. Each Fund may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

The following table sets forth a summary of the composition of the investment portfolio of each Fund as of January 31, 2005, and of Government & Agency Money Fund on a pro forma combined basis, giving effect to the proposed merger.

Portfolio Composition (as a % of Fund)

	YieldWise Government & Agency Money Fund	Government & Agency Money Fund	Government & Agency Money Fund—Pro Forma (Combined)(1)
Agencies Not Backed by the Full Faith and Credit of the U.S. Government	%	%
Repurchase Agreements	%	%
Backed by the Full Faith and Credit of the U.S. Government	%	%
	100%	100%	100%

(1)	Reflects the blended characteristics of YieldWise Government & Agency Money Fund and Government & Agency Money Fund as of January 31, 2005. The portfolio composition and characteristics of the merged Fund will change consistent with its stated investment objective and policies.

For the six-month period ended January 31, 2005, the weighted average maturity for YieldWise Government & Agency Money Fund and Government & Agency Money Fund was      days and      days, respectively.

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Scudder YieldWise Municipal Money Fund—Scudder Tax-Exempt Money Fund

The investment objectives, policies and restrictions for Scudder YieldWise Municipal Money Fund (“Municipal Money Fund”) and for Scudder Tax-Exempt Money Fund (“Tax-Exempt Money Fund”) are substantially similar. Each Fund seeks maximum current income that is exempt from regular federal income taxes to the extent consistent with stability of principal.

Each Fund pursues its goal by normally investing at least 80% of total assets in high quality, short-term municipal securities. The income from these securities is free from regular federal income tax. For Municipal Money Fund, income may be subject to state and local tax and the alternative minimum tax (“AMT”). Income of Tax-Exempt Money Fund may also be subject to state and local tax, but is free from the AMT. Each Fund seeks to achieve its goal of current income by investing in high quality, short-term municipal obligations and maintains a dollar-weighted maturity of 90 days or less. Each Fund is managed in accordance with Rule 2a-7 under the 1940 Act. Each Fund’s securities are denominated in U.S. dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase.

Each Fund buys short-term municipal obligations that at the time of purchase: have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (“NRSROs”); have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security); are unrated, but are determined to be of comparable quality by the Advisor; or have no short-term rating, but are rated in one of the top two highest long-term rating categories, and are determined to be of comparable quality by the Advisor.

Each Fund may invest in high quality floating rate bonds with maturities of one year or more if it has the right to sell them back at their face value within 397 days of purchase. Each Fund may invest more than 25% of its total assets in industrial development bonds and up to 35% of its net assets in municipal trust receipts.

The following table sets forth a summary of the composition of the investment portfolio of each Fund as of January 31, 2005, and of Tax-Exempt Money Fund on a pro forma combined basis, giving effect to the proposed merger.

Portfolio Composition (as a % of Fund)

State of Issuance of Municipal Investments	Municipal Money Fund	Tax-Exempt Money Fund	Tax-Exempt Money Fund— Pro Forma (Combined)(1)
California	%	%
Illinois	%	%
Michigan	%	%
Pennsylvania	%	%
Texas	%	%
Other States	%	%
	100%	100%

(1)	Reflects the blended characteristics of Municipal Money Fund and Tax-Exempt Money Fund as of January 31, 2005. The portfolio composition and characteristics of the merged Fund will change consistent with its stated investment objective and policies.

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For the six-month period ended January 31, 2005, the weighted average maturity for Municipal Money Fund and Tax-Exempt Money Fund was      days and      days, respectively.

Each Fund’s complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month or the first business day thereafter. This posted information generally remains accessible at least until a Fund files its Form N-CSR or N-Q with the SEC for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The Funds’ SAIs include a description of the applicable Funds’ policies and procedures with respect to the disclosure of a Fund’s portfolio holdings.

5.	How do the management fees and expense ratios of the Funds compare, and what are they estimated to be following each merger?

Scudder YieldWise Money Fund—Scudder Money Market Fund

The following tables summarize the fees and expenses you may pay when investing in YieldWise Money Fund and Money Market Fund, the expenses that each Fund incurred for the year ended January 31, 2005 and the pro forma estimated expense ratios of Money Market Fund assuming consummation of the merger as of that date.

Shareholder Fees

(fees paid directly from your investment)

Transaction fee for redemption by check or EZ Transfer
YieldWise Money Fund	$2.00	*
Money Market Fund	None
Exchange fee and transaction fee for redemption by mail, telephone or automatic exchange or withdrawal plan
YieldWise Money Fund	$5.00	*
Money Market Fund	None
Transaction fee for redemption by wire
YieldWise Money Fund	$10.00	*
Money Market Fund	None

*	These fees are waived for investors with an account balance of $100,000 or more. All fees are paid to YieldWise Money Fund to offset expenses.

7

The table below compares the annual management fee schedules of the Funds, expressed as a percentage of net assets. The post-merger management fee schedule for Money Market Fund reflects a revised management fee schedule that will be effective upon the consummation of the merger. As of January 31, 2005, Money Market Fund and YieldWise Money Fund had net assets of $             and $            , respectively.

YieldWise Money Fund and Money Market Fund (Pre-Merger)		Money Market Fund (Post-Merger)
Average Daily Net Assets	Management Fee	Average Daily Net Assets	Management Fee
$0-$215 million	0.500%	$0-$215 million	0.500%
$215 million-$550 million	0.375%	$215 million-$550 million	0.375%
$550 million-$800 million	0.300%	$550 million-$800 million	0.300%
$800 million and over	0.250%	$800 million-$1.6 billion	0.250%
		$1.6 billion-$2.4 billion	0.240%
		$2.4 billion and over	0.230%

As shown below, the merger is expected to result in a lower management fee ratio and total expense ratio for shareholders of YieldWise Money Fund. However, there can be no assurance that the merger will result in expense savings.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

	Management Fees	Distribution/ Service (12b-1) Fee	Other Expenses(2)	Total Annual Fund Operating Expenses	Less Expense Waiver/ Reimbursements	Net Annual Fund Operating Expenses
YieldWise Money Fund	%	None	%	%	—%
Money Market Fund	%	None	%	%	—%
Money Market Fund (Pro forma combined)(1)%		None	%	%	%	(3)%

(1)	Restated to reflect the management fee schedule for Money Market Fund that is effective upon consummation of the merger and estimated other expenses expected upon consummation of the merger.
(2)	Includes costs of shareholder services, custody and similar expenses, which may vary with Fund size and other factors.
(3)	Through [ ], 2008, DeIM has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the combined fund to the extent necessary to maintain the combined fund’s total operating expenses at 0.47% excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, trustee and trustee counsel fees, and organizational and offering expenses.

The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that Deutsche Asset Management (“DeAM”), the investment manager for the Scudder funds, expects the combined Fund to incur in the first year following the merger.

8

Examples

These examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the costs of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same. The examples are hypothetical; your actual costs and returns may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
YieldWise Money Fund	$	$	$	$
Money Market Fund	$	$	$	$
Money Market Fund (Pro forma combined)(1)	$	$	$	$

[(1)	Includes one year of capped expenses in the “1 Year” period and three years of capped expenses in the “3 Years,” “5 Years,” and “10 Years” periods.]

Scudder YieldWise Government & Agency Money Fund— Scudder Government & Agency Money Fund

The following tables summarize the fees and expenses you may pay when investing in YieldWise Government & Agency Money Fund and Government & Agency Money Fund, the expenses that each of the Funds incurred for the year ended January 31, 2005 and the pro forma estimated expense ratios of Government & Agency Money Fund assuming consummation of the merger as of that date.

Shareholder Fees

(fees paid directly from your investment)

Transaction fee for redemption by check or EZ Transfer
YieldWise Government & Agency Money Fund	$2.00	*
Government & Agency Money Fund	None
Exchange fee and transaction fee for redemption by mail, telephone or automatic exchange or withdrawal plan
YieldWise Government & Agency Money Fund	$5.00	*
Government & Agency Money Fund	None
Transaction fee for redemption by wire
YieldWise Government & Agency Money Fund	$10.00	*
Government & Agency Money Fund	None

*	These fees are waived for investors with an account balance of $100,000 or more. All fees are paid to YieldWise Government & Agency Money Fund to offset expenses.

9

The table below compares the annual management fee schedules of the Funds, expressed as a percentage of net assets. The post-merger management fee schedule for Government & Agency Money Fund reflects a revised management fee schedule that will be effective upon the consummation of the merger. As of January 31, 2005, Government & Agency Money Fund and YieldWise Government & Agency Money Fund had net assets of $             and $            , respectively.

YieldWise Government & Agency Money Fund and Government & Agency Money Fund (Pre-Merger)		Government & Agency Money Fund (Post-Merger)
Average Daily Net Assets	Management Fee	Average Daily Net Assets	Management Fee
$0-$215 million	0.500%	$0-$215 million	0.500%
$215 million-$550 million	0.375%	$215 million-$550 million	0.375%
$550 million-$800 million	0.300%	$550 million-$800 million	0.300%
$800 million and over	0.250%	$800 million-$1.6 billion	0.250%
		$1.6 billion-$2.4 billion	0.240%
		$2.4 billion and over	0.230%

As shown below, the merger is expected to result in a lower management fee ratio and total expense ratio for shareholders of YieldWise Government & Agency Money Fund. However, there can be no assurance that the merger will result in expense savings.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

	Management Fees	Distribution/ Service (12b-1) Fee	Other Expenses(2)	Total Annual Fund Operating Expenses	Less Expense Waiver/ Reimbursements	Net Annual Fund Operating Expenses
YieldWise Government & Agency Money Fund	%	None	%	%	—%
Government & Agency Money Fund	%	None	%	%	—%
Government & Agency Money Fund (Pro forma combined)(1)%		None	%	%	%	(3)%

(1)	Restated to reflect the management fee schedule for Government & Agency Money Fund that is effective upon consummation of the merger and estimated other expenses expected upon consummation of the merger.
(2)	Includes costs of shareholder services, custody and similar expenses, which may vary with Fund size and other factors.
(3)	Through [ ], 2008, DeIM has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the combined fund to the extent necessary to maintain the combined fund’s total operating expenses at 0.45% excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, trustee and trustee counsel fees, and organizational and offering expenses.

10

The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that DeAM expects the combined Fund to incur in the first year following the merger.

Examples

These examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the costs of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year, that a Fund’s operating expenses remain the same. The examples are hypothetical; your actual costs and returns may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
YieldWise Government & Agency Money Fund	$	$	$	$
Government & Agency Money Fund	$	$	$	$
Government & Agency Money Fund (Pro forma combined)(1)	$	$	$	$

[(1)	Includes one year of capped expenses in the “1 Year” period and three years of capped expenses in the “3 Years,” “5 Years,” and “10 Years” periods.

Scudder YieldWise Municipal Money Fund—Scudder Tax-Exempt Money Fund

The following tables summarize the fees and expenses you may pay when investing in Municipal Money Fund and Tax-Exempt Money Fund, the expenses that each of the Funds incurred for the year ended January 31, 2005 and the pro forma estimated expense ratios of Tax-Exempt Money Fund assuming consummation of the merger as of that date.

Shareholder Fees

(fees paid directly from your investment)

Transaction fee for redemption by check or EZ Transfer
Municipal Money Fund	$2.00	*
Tax-Exempt Money Fund	None
Exchange fee and transaction fee for redemption by mail, telephone or automatic exchange or withdrawal plan
Municipal Money Fund	$5.00	*
Tax-Exempt Money Fund	None
Transaction fee for redemption by wire
Municipal Money Fund	$10.00	*
Tax-Exempt Money Fund	None

*	These fees are waived for investors with an account balance of $100,000 or more. All fees are paid to Municipal Money Fund to offset expenses.

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The table below compares the annual management fee schedules of the Funds, expressed as a percentage of net assets. The post-merger management fee schedule for Tax-Exempt Money Fund reflects a revised management fee schedule that will be effective upon the consummation of the merger. As of January 31, 2005, Tax-Exempt Money Fund and Municipal Money Fund had net assets of $     and $    , respectively.

Municipal Money Fund and Tax-Exempt Money Fund (Pre-Merger)		Tax-Exempt Money Fund (Post-Merger)
Average Daily Net Assets	Management Fee	Average Daily Net Assets	Management Fee
$0-$215 million	0.500%	$0-$215 million	0.500%
$215 million-$550 million	0.375%	$215 million-$550 million	0.375%
$550 million-$800 million	0.300%	$550 million-$800 million	0.300%
$800 million and over	0.250%	$800 million-$1.6 billion	0.250%
		$1.6 billion-$2.4 billion	0.240%
		$2.4 billion and over	0.230%

As shown below, the merger is expected to result in a lower management fee ratio and total expense ratio for shareholders of Municipal Money Fund. However, there can be no assurance that the merger will result in expense savings.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

	Management Fees	Distribution/ Service (12b-1) Fee	Other Expenses(2)	Total Annual Fund Operating Expenses	Less Expense Waiver/ Reimbursements	Net Annual Fund Operating Expenses
Municipal Money Fund	%	None	%	%	—%
Tax-Exempt Money Fund	%	None	%	%	—%
Tax-Exempt Money Fund (Pro forma combined)(1)%		None	%	%	%	(3)%

(1)	Restated to reflect the management fee schedule for Tax-Exempt Money Fund that is effective upon consummation of the merger and estimated other expenses expected upon consummation of the merger.
(2)	Includes costs of shareholder services, custody and similar expenses, which may vary with Fund size and other factors.
(3)	Through [ ], 2008, DeIM has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the combined fund to the extent necessary to maintain the combined fund’s total operating expenses at 0.40%, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, trustee and trustee counsel fees, and organizational and offering expenses.

The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that DeAM expects the combined Fund to incur in the first year following the merger.

12

Examples

These examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the costs of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same. The examples are hypothetical; your actual costs and returns may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Municipal Money Fund	$	$	$	$
Tax-Exempt Money Fund	$	$	$	$
Tax-Exempt Money Fund (Pro forma combined)(1)	$	$	$	$

[(1)	Includes one year of capped expenses in the “1 Year” period and three years of capped expenses in the “3 Years,” “5 Years,” and “10 Years” periods.]

6.	What are the federal income tax consequences of the proposed mergers?

For federal income tax purposes, no gain or loss is expected to be recognized by any of the YieldWise Funds or their shareholders as a direct result of the mergers. For a discussion of taxes that you may incur indirectly as a result of the mergers (e.g., due to differences in the Fund’s portfolio turnover rates and net investment income), please see “Information about the Proposed Mergers—Federal Income Tax Consequences,” below.

7.	Will my dividends be affected by the mergers?

The mergers will not result in a change in dividend policy for any of the Funds.

8.	Do the procedures for purchasing, redeeming and exchanging shares of the Funds differ?

The YieldWise Funds have higher investment minimum requirements and charge transaction fees to shareholders. Otherwise, the procedures for purchasing and redeeming shares of each Fund, and for exchanging shares of each Fund for shares of other Scudder funds, are identical.

For each YieldWise Fund, there is a $25,000 initial investment minimum ($10,000 for IRAs) and a $1,000 additional investment minimum for regular accounts or IRAs. In contrast, each Money Fund has a $1,000 initial investment minimum ($500 for IRAs) and a $50 additional investment minimum for regular accounts or IRAs. For a $2 fee per transaction, YieldWise Funds allow checkwriting for $1,000 or more. Money Funds allow checkwriting for $500 or more for free.

Each YieldWise Fund charges shareholders a fee for each transaction, the amount of which varies depending on the type of transaction. The Money Funds generally do not charge shareholders any transaction fees.

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Orders received by the Funds are effected only on days when the New York Stock Exchange (“NYSE”) is open for trading. Purchases and redemptions of shares of each Fund are made at the Fund’s net asset value (“NAV”) per share. YieldWise Money Fund, YieldWise Government & Agency Money Fund, Money Market Fund and Government & Agency Money Fund calculate their share price three times every business day, first at 12 p.m. Eastern time, then at 2 p.m. Eastern time and again as of the close of regular trading on the NYSE (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). Municipal Money Fund and Tax-Exempt Money Fund calculate their share price at 12 p.m. Eastern time and again as of the close of regular trading on the NYSE. As noted earlier, each Fund seeks to maintain a stable $1.00 share price. You can place an order to buy or sell shares at any time. The NAV of each Fund is calculated by dividing the value of total assets of the Fund, minus all liabilities, by the total number of the outstanding shares.

For more information on each Fund’s purchase, redemption and exchange policies, see the Funds’ applicable Prospectuses.

9.	How will I be notified of the outcome of the merger?

If the proposed merger involving your YieldWise Fund is approved by shareholders, you will receive confirmation after the reorganization is completed, indicating your new account number and the number of Merger Shares you are receiving. Otherwise, you will be notified in the next annual report of your YieldWise Fund.

10.	Will the number of shares I own change?

No. The number of shares you own is unlikely to change as a result of the mergers because each Fund seeks to maintain a stable share price and your shares will be exchanged at the net asset value per share of the corresponding Scudder Money Fund. In any event, the aggregate value of your shares will not change as a result of the mergers.

11.	What percentage of shareholders’ votes is required to approve the merger?

Approval of each merger will require the “yes” vote of the holders of a majority of the shares of that particular YieldWise Fund.

The Trustees of the Trust believe that each proposed merger is in the best interests of that particular YieldWise Fund. Accordingly, the Trustees unanimously recommend that shareholders vote FOR approval of the proposed mergers.

II. INVESTMENT STRATEGIES AND RISK FACTORS

What are the main investment strategies and related risks of each Money Fund, and how do they compare with those of the corresponding YieldWise Fund?

Scudder YieldWise Money Fund—Scudder Money Market Fund

Investment Strategies.    As noted above, the investment objectives, policies and restrictions of YieldWise Money Fund and Money Market Fund are substantially identical.

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Each Fund seeks maximum current income to the extent consistent with stability of principal. Each Fund pursues its goal by investing exclusively in high quality, short-term securities, as well as repurchase agreements that are backed by high quality securities.

While the Fund’s advisor gives priority to earning income and maintaining the value of each Fund’s principal at $1.00 per share, all money market instruments, including U.S. Government obligations, can change in value when interest rates change or an issuer’s creditworthiness changes.

Each Fund seeks to achieve its goal of current income by investing high quality money market securities and maintains a dollar-weighted average maturity of 90 days or less. Each Fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940 (“1940 Act”). Each Fund follows two policies designed to maintain a stable share price:

•	Fund securities are denominated in U.S. dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. Each Fund may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

•	Each Fund buys U.S. Government debt obligations, money market instruments and other debt obligations that at the time of purchase:

–have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (“NRSROs”);

–have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security) (if only one organization rates the security);

–are unrated, but are determined to be of comparable quality by the Advisor; or

–have no short-term rating, but are rated in one of the top three highest long-term rating categories, and are determined to be of comparable quality by the Advisor.

Each Fund may invest in high quality, short-term, U.S. dollar denominated money market instruments paying a fixed, variable or floating interest rate. These include:

•	Debt obligations issued by U.S. and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper), and notes. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security’s maturity.

•	U.S. Government securities that are issued or guaranteed by the U.S. Treasury, or by agencies or instrumentalities of the U.S. Government.

•	Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

•	Asset-backed securities, which are generally participation in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

15

Each Fund may invest more than 25% of its total assets in bank obligations Each Fund may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with the portfolio managers, the credit team screens potential securities and develops a list of those that the Funds may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust each Fund’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

General.    The Funds have identical fundamental investment policies, which may not be changed without a shareholder vote.

DeAM believes that Money Market Fund should provide a comparable investment opportunity for shareholders of YieldWise Money Fund.

For a more detailed description of the investment techniques used by Money Market Fund and YieldWise Money Fund, please see the applicable Fund’s Prospectus and SAI.

Primary Risks.    There are several risk factors summarized below that could reduce the yield you get from Money Market Fund or make it perform less well than other investments.

Interest Rate Risk.    Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the Fund limits the dollar-weighted average maturity of the securities held by the Fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase. An investment in YieldWise Money Fund is also subject to this risk.

Credit Risk.    A money market instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security’s issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the Fund only buys high quality securities with minimal credit risk. Also, the Fund only buys securities with remaining maturities of 397 days (about 13 months) or less. This reduces the risk that the issuer’s creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by U.S. Government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the U.S. Government will provide support such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. An investment in YieldWise Money Fund is also subject to this risk.

16

Market Risk.    Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions. An investment in YieldWise Money Fund is also subject to this risk.

Security Selection Risk.    While the Fund invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the Fund invests will not perform as expected. This could cause the Fund’s returns to lag behind those of similar money market funds. An investment in YieldWise Money Fund is also subject to this risk.

Repurchase Agreement Risk.    A repurchase agreement exposes the Fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the Fund can lose money because:

•	it cannot sell the securities at the agreed-upon time and price; or

•	the securities lose value before they can be sold.

The Fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The Fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest. An investment in YieldWise Money Fund is also subject to this risk.

Concentration Risk.    Because the Fund may invest more than 25% of its total assets in bank obligations, it may be vulnerable to setbacks in that industry. Banks are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations. An investment in YieldWise Money Fund is also subject to this risk.

Prepayment Risk.    When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the Fund may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the Fund’s income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early. An investment in YieldWise Money Fund is also subject to this risk.

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, this share price isn’t guaranteed and you could lose money by investing in the Fund. An investment in YieldWise Money Fund is also subject to this risk.

Performance Information.    The following information provides some indication of the risks of investing in Money Market Fund and YieldWise Money Fund. The bar charts show year-to-year changes in the performance of each Fund. The table following the charts compares each Fund’s performance.

17

Calendar Year Total Returns (%)

Money Market Fund

YieldWise Money Fund

During the periods shown in the bar chart, the highest returns for a quarter were     % (quarter ended                 ) for Money Market Fund and     % (quarter ended                 ) for YieldWise Money Fund, and the lowest returns for a quarter were     % (quarter ended                 ) for Money Market Fund and     % (quarter ended                 ) for YieldWise Money Fund.

Average Annual Total Returns (for periods ended December 31, 2004)

	Past 1 year	Past 5 years	Past 10 years/ Since Inception(1)
Money Market Fund(2)(3)
YieldWise Money Fund(2)(4)

(1)	For YieldWise Money Fund, the inception date was April 17, 1997.
(2)	Total Return for 2001 includes the effect of a voluntary capital contribution from the Advisor. Without this contribution, the Total Return would have been lower.
(3)	Total Returns for 2001 would have been lower if operating expenses hadn’t been reduced.
(4)	Total Returns since inception would have been lower if operating expenses hadn’t been reduced.

18

As of December 31, 2004, the 7-day yield was     % and     % for Money Market Fund and YieldWise Money Fund, respectively. To learn the current yield of the Funds, you may call 1-800-621-1048 or visit the Funds’ website at www.Scudder.com. The 7-day yield, which is often referred to as the “current yield,” is the income generated by a fund over a seven-day period. This amount is then annualized, which means that we assume a fund generates the same income every week for a year. The “total return” of a fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of a fund over a given period.

Scudder YieldWise Government & Agency Money Fund— Scudder Government & Agency Money Fund

Investment Strategies.    As noted above, the investment objectives, policies and restrictions for YieldWise Government & Agency Money Fund and Government & Agency Money Fund are substantially similar. Each Fund seeks maximum current income to the extent consistent with stability of principal.

YieldWise Government & Agency Money Fund pursues its goal by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in:

•	short-term securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities

•	repurchase agreements backed by obligations of such securities

Government & Agency Money Fund also pursues its goal by investing exclusively in:

•	short-term securities that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities

•	repurchase agreements backed by obligations of such securities

While the Funds’ Advisor gives priority to earning income and maintaining the value of each Fund’s principal at $1.00 per share, all money market instruments, including U.S. Government obligations, can change in value when interest rates change.

The securities each Fund may buy range from U.S. Treasury obligations which are backed by the full faith and credit of the U.S. Government, to securities of issuers such as the Federal Home Loan Bank that carry no government guarantee. Each Fund may invest in floating rate instruments (obligations that do not bear interest at fixed rates). Each Fund maintains a dollar-weighted average maturity of 90 days or less. Each Fund’s securities are denominated in U.S. dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. Each Fund may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase. Each Fund is managed in accordance with Rule 2a-7 under the 1940 Act.

Each fund primarily invests in the following types of investments:

•	U.S. Treasury bills, notes, bonds and other obligations issued by the U.S. Government, its agencies and instrumentalities.

19

•	Repurchase agreements for which each Fund buys securities at one price with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

Each Fund may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with the portfolio managers, the credit team screens potential securities and develops a list of those that the Funds may buy. The managers, looking for attractive yield and weighing consideration such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust each Fund’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

General.    The Funds have identical fundamental investment policies, which may not be changed without a shareholder vote.

DeAM believes that Government & Agency Money Fund should provide a comparable investment opportunity for shareholders of YieldWise Government & Agency Money Fund.

For a more detailed description of the investment techniques used by Government & Agency Money Fund and YieldWise Government & Agency Money Fund, please see the applicable Fund’s Prospectus and SAI.

Primary Risks.    There are several risk factors summarized below that could reduce the yield you get from Government & Agency Money Fund or make it perform less well than other investments.

Interest Rate Risk.    Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the Fund limits the dollar-weighted average maturity of the securities held by the Fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities may vary as interest rates decrease or increase. Because of the Fund’s high credit standards, its yield may be lower than the yields of money funds that do not invest primarily in U.S. Government and agency securities. An investment in YieldWise Government & Agency Money Fund is also subject to this risk.

Credit Risk.    If a portfolio security declines in credit quality or goes into default, it could hurt the Fund’s performance. Additionally, some securities issued by U.S. Government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Other securities are backed by the full faith and credit of the U.S. Government. An investment in YieldWise Government & Agency Money Fund is also subject to this risk.

20

Market Risk.    Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions. An investment in YieldWise Government & Agency Money Fund is also subject to this risk.

Security Selection Risk.    While the Fund invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the Fund invests will not perform as expected. This could cause the Fund’s returns to lag behind those of similar money market funds. An investment in YieldWise Government & Agency Money Fund is also subject to this risk.

Repurchase Agreement Risk.    A repurchase agreement exposes the Fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the Fund can lose money because:

•	it cannot sell the securities at the agreed-upon time and price; or

•	the securities lose value before they can be sold.

The Fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The Fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest. An investment in YieldWise Government & Agency Money Fund is also subject to this risk.

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, this share price isn’t guaranteed and you could lose money by investing in the Fund. An investment in YieldWise Government & Agency Money Fund is also subject to this risk.

Performance Information.    The following information provides some indication of the risks of investing in Government & Agency Money Fund and YieldWise Government & Agency Money Fund. The bar charts show year-to-year changes in the performance of each Fund. The table following the charts compares each Fund’s performance.

Calendar Year Total Returns (%)

Government & Agency Money Fund

[GRAPHIC APPEARS HERE]

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YieldWise Government & Agency Money Fund

[GRAPHIC APPEARS HERE]

During the periods shown in the bar chart, the highest returns for a quarter were         % (quarter ended             ) for Government & Agency Money Fund and         % (quarter ended             ) for YieldWise Government & Agency Money Fund, and the lowest returns for a quarter were         % (quarter ended             ) for Government & Agency Money Fund and         % (quarter ended             ) for YieldWise Government & Agency Money Fund.

Average Annual Total Returns

(for periods ended December 31, 2004)

	Past 1 year	Past 5 years	Past 10 years/ Since Inception(1)
Government & Agency Money Fund(2)
YieldWise Government & Agency Money Fund(3)

(1)	For YieldWise Government & Agency Money Fund, the inception date was December 1, 1998.
(2)	Total Returns for 2001 would have been lower if operating expenses hadn’t been reduced.
(3)	Total Returns since inception would have been lower if operating expenses hadn’t been reduced.

As of December 31, 2004, the 7-day yield was         % and         % for Government & Agency Money Fund and YieldWise Government & Agency Money Fund, respectively. To learn the current 7-day yield of the Funds you may call 1-800-621-1048 or visit the Funds’ website at www.Scudder.com. The 7-day yield, which is often referred to as the “current yield,” is the income generated by a fund over a seven-day period. This amount is then annualized, which means that we assume a fund generates the same income every week for a year. The “total return” of a fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of a fund over a given period.

Scudder YieldWise Municipal Money Fund—Scudder Tax-Exempt Money Fund

Investment Strategies.    As noted above, the investment objectives, policies and restrictions for Municipal Money Fund and for Tax-Exempt Money Fund are

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substantially similar. Each Fund seeks maximum current income that is exempt from regular federal income taxes to the extent consistent with stability of principal.

Each Fund pursues its goal by normally investing at least 80% of total assets in high quality, short-term municipal securities. The income from these securities is free from regular federal income tax. For Municipal Money Fund, income may be subject to state and local tax and the alternative minimum tax (“AMT”). Income of Tax-Exempt Money Fund may also be subject to state and local tax, but is free from the AMT.

Each Fund is designed for investors in a moderate to high tax bracket who are interested in federally tax-free income along with the liquidity and stability that a money fund is designed to offer.

While the Funds’ Advisor gives priority to earning income and maintaining the value of each Fund’s principal at $1.00 per share, all money market instruments can change in value when interest rates change or an issuer’s creditworthiness changes.

Each Fund seeks to achieve its goal of current income by investing in high quality, short-term municipal obligations and maintains a dollar-weighted maturity of 90 days or less. Each Fund is managed in accordance with Rule 2a-7 under the 1940 Act. Each Fund follows two policies designed to maintain a stable share price:

•	Fund securities are denominated in U.S. dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. Each Fund may also invest in securities that have features that reduce their effective maturities to 397 days or less at the time of purchase;

•	Each Fund buys short-term municipal obligations that at the time of purchase:

–have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

–have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

–are unrated, but are determined to be of comparable quality by the Advisor; or

–have no short-term rating, but are rated in one of the top two highest long-term rating categories, and are determined to be of comparable quality by the Advisor.

Each Fund primarily invests in the following types of investments:

•	Municipal trust receipts (“MTRs”). Municipal Trust Receipts are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by deposition municipal securities into a trust or partnership coupled with a conditional right to sell, or put, the holder’s interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued a fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pas through to the purchaser. Each Fund may invest up to 35% of its net assets in MTRs.

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•	General obligation notes and bonds, which an issuer backs with its full faith and credit. That means the government entity will repay the bond out of its general tax revenues.

•	Revenue notes and bonds, which are payable from specific revenue sources. These are often tied to the public works project the bonds are financing, but are not generally backed by the issuer’s taxing power.

•	Tax-exempt commercial paper, which is tax-exempt obligations of borrowers that generally mature in 270 days or less.

•	Short-term municipal notes, such as tax anticipation notes, that are issued in anticipation of the receipt of tax revenues.

•	Municipal obligations, backed by letters of credit (a document issued by a bank guaranteeing the issuer’s payments for a stated amount), general bank guarantees or municipal bond insurance.

•	Floating rate bonds whose interest rates vary with changes in specified market rates or indexes. Each Fund may invest in high quality floating rate bonds with maturities of one year or more if it has the right to sell them back at their face value within 397 days of purchase.

•	Private activity bonds, which are revenue bonds that finance non-governmental activities, such as private industry construction and industrial development bonds. Each Fund may invest more than 25% of its total assets in industrial development bonds. Note that the interest on these bonds may be subject to local, state and federal income taxes, including the AMT.

Working in consultation with the portfolio managers, the credit team screens potential securities and develops a list of those that the Funds may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust each Fund’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

General.    The Funds have identical fundamental investment policies, which may not be changed without a shareholder vote.

DeAM believes that Tax-Exempt Money Fund should provide a comparable investment opportunity for shareholders of Municipal Money Fund.

For a more detailed description of the investment techniques used by Tax-Exempt Money Fund and Municipal Money Fund, please see the applicable Fund’s Prospectus and SAI.

Primary Risks.    There are several risk factors summarized below that could reduce the yield you get from Tax-Exempt Money Fund or make it perform less well than other investments.

Interest Rate Risk.    Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investment subject to interest rate risk will decrease in value when interest rates rise and

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increase in value when interest rates decline. To minimize such price fluctuations, the Fund limits the dollar-weighted average maturity of the securities held by the Fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase. An investment in Municipal Money Fund is also subject to this risk.

Credit Risk.    A money market instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security’s issuer will default, or fail to meet its payment obligations. For example, industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the Fund only buys high quality securities with minimal credit risk. Also, the Fund buys securities with remaining maturities of 397 days (about 13 months) or less. This reduces the risk that the issuer’s creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. An investment in Municipal Money Fund is also subject to this risk.

Market Risk.    Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions An investment in Municipal Money Fund is also subject to this risk.

Security Selection Risk.    While the Fund invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the Fund invests will not perform as expected. This could cause the Fund’s returns to lag behind those of similar money market funds. An investment in Municipal Money Fund is also subject to this risk.

Municipal Trust Receipts Risk.    The Fund’s investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Fund. An investment in Municipal Money Fund is also subject to this risk.

Special Tax Features.    Political or legal actions could change the tax-exempt status of the Fund’s dividends. Also, to the extent that the Fund invests in taxable securities, a portion of its income would be subject to regular federal income taxation. An investment in Municipal Money Fund is also subject to this risk.

Temporary Defensive Position.    In response to adverse political, economic or market events, the Fund may adopt a temporary defensive position in which it places more than 100% of the Fund’s assets in high quality money market investments that are subject to Federal income tax. To the extent that the Fund might do so, it may not meet its goal of a high level of current tax-free income. An investment in Municipal Money Fund is also subject to this risk.

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An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, this share price isn’t guaranteed and you could lose money by investing in the Fund. An investment in Municipal Money Fund is also subject to this risk.

Performance Information.    The following information provides some indication of the risks of investing in Tax-Exempt Money Fund and Municipal Money Fund. The bar charts show year-to-year changes in the performance of each Fund. The table following the charts compares each Fund’s performance.

Calendar Year Total Returns (%)

Tax-Exempt Money Fund

[GRAPHIC APPEARS HERE]

Municipal Money Fund

[GRAPHIC APPEARS HERE]

During the periods shown in the bar chart, the highest returns for a quarter were         % (quarter ended             ) for Tax-Exempt Money Fund and         % (quarter ended             ) for Municipal Money Fund, and the lowest returns for a quarter were         % (quarter ended             ) for Tax-Exempt Money Fund and         % (quarter ended             ) for Municipal Money Fund.

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Average Annual Total Returns

(for periods ended December 31, 2004)

	Past 1 year	Past 5 years	Past 10 years/ Since Inception(1)
Tax-Exempt Money Fund(2)
Municipal Money Fund(3)

(1)	For Municipal Money Fund, the inception date was December 1, 1998.
(2)	Total Returns for 2001 would have been lower if operating expenses hadn’t been reduced.
(3)	Total Returns since inception would have been lower if operating expenses hadn’t been reduced.

As of December 31, 2004, the taxable equivalent yield was         % and         % for Tax-Exempt Money Fund and Municipal Money Fund, respectively. To learn the current yield of the Funds you may call 1-800-621-1048 or visit the Funds’ website at www.Scudder.com. The taxable equivalent yield demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to a fund’s tax-free yield. Yield is the income generated by a fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. The “total return” of a fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the fund over a given period.

III. OTHER COMPARISONS BETWEEN THE FUNDS

Advisor and Portfolio Managers.    Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”) is the investment advisor for each Fund. Under the supervision of the Board of Trustees of each trust, DeIM, with headquarters at 345 Park Avenue, New York, New York 10154, makes each Fund’s investment decisions, buys and sells securities for each Fund and conducts research that leads to these purchase and sale decisions. The Advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. DeIM is part of DeAM and an indirect wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

A group of investment professionals is responsible for the day-to-day management of each Fund. These investment professionals have a broad range of experience in managing money market funds.

The same portfolio management team that manages YieldWise Money Fund and YieldWise Government & Agency Money Fund also manages Money Market Fund and Government & Agency Money Fund using the same respective investment process. The same portfolio management team that manages Municipal Money Fund also manages Tax-Exempt Money Fund using substantially the same investment process.

Principal Underwriter.    Pursuant to separate but substantially identical underwriting agreements, Scudder Distributors, Inc. (“SDI”), 222 South Riverside Plaza,

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Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter for shares of the YieldWise Funds and the Money Funds and acts as agent of the Funds in the continuous sale of their shares.

Trustees and Officers.    The Trustees of the Trust (of which the YieldWise Funds are each a series) are the same as those of Scudder Money Funds (of which the Money Funds are each a series). The following individuals comprise each Board of Trustees: John W. Ballantine, Lewis A. Burnham, Donald L. Dunaway, James R. Edgar, Paul K. Freeman, Robert B. Hoffman, William McClayton, Shirley D. Peterson (Chair), William N. Shiebler, Robert H. Wadsworth and John G. Weithers. The officers of the Trust are the same as those of Scudder Money Funds.

Independent Registered Public Accounting Firm (“Auditors”).    Each Fund’s Auditors is Ernst & Young LLP.

Charter Documents.    Each YieldWise Fund is a series of the Trust, a Massachusetts business trust governed by Massachusetts law. Each Money Fund is a series of Scudder Money Funds, a Massachusetts business trust governed by Massachusetts law. The Trust is governed by an Agreement and Declaration of Trust dated June 12, 1995, as amended from time to time. Scudder Money Funds is governed by an Amended and Restated Declaration of Trust dated January 20, 1998, as amended from time to time. Each charter document is referred to herein as a Declaration of Trust. These charter documents are substantially identical to one another. Additional information about each Declaration of Trust is provided below.

Shares.    Shareholders of YieldWise Funds and Money Funds have the same rights. Shares of each Fund entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by the applicable Fund on matters affecting that particular Fund, as determined by its Trustees. For example, a change in a fundamental investment policy for a particular Fund would be voted upon only shareholders of that Fund. Shares of each Fund have noncumulative voting rights with respect to the election of Trustees. No Fund’s shares have conversion, exchange, preemption or appraisal rights. Shareholders of each Fund are entitled to dividends (if any) as declared by the Trustees, and if a Fund were liquidated, shareholders of that Fund would receive the net assets of the Fund. Sale, conveyance, or transfer of any assets of the YieldWise Funds or the Money Funds requires the affirmative vote of the shareholders entitled to vote more than 50% of the votes entitled to be cast on the matter.

Shareholder Meetings.    Neither Declaration of Trust requires that annual meetings of shareholders be held, but meetings of the shareholders shall be called for the purpose of electing Trustees when required by the applicable Declaration of Trust or to comply with the 1940 Act. The shareholders of the YieldWise Funds and shareholders of the Money Funds may call a shareholder meeting if requested by the holders of at least 25% (or at least 10%, if the purpose of the meeting is to vote to remove a Trustee) of the outstanding shares entitled to vote at such meeting. Quorum for a shareholder meeting of any Fund is the presence in person or by proxy of 30% of the shares entitled to vote.

Shareholder Liability.    Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the acts or obligation of a fund. Each Declaration of Trust, however, disclaims shareholder

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liability in connection with the applicable Fund’s property or the acts and obligations of the applicable Fund and requires notice of such disclaimer to be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees. Moreover, each Declaration of Trust provides for indemnification out of the property of the applicable Fund for all loss and expense of any shareholder held personally liable by reason of being a shareholder of that Fund.

Either trust (or any series thereof) may be terminated at any time by the Trustees by written notice to the shareholders or by the affirmative vote of the holders of a majority of the shares of such trust or series outstanding and entitled to vote. Each Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized so to do by vote of shareholders holding more than 50% of the shares of each series entitled to vote. Each Declaration of Trust may also be amended by the Trustees without shareholder consent if the purpose of the amendment is to change the name of the trust or to supply any omission, cure any ambiguity, or cure, correct or supplement any provision which is deficient or inconsistent with the 1940 Act or the requirements of the Code.

Trustees and Trustee Liability.    Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, retires, resigns or is removed. Any Trustee of either trust may be removed for cause by written instrument signed by a majority of the Trustees, or with or without cause by vote of or written consent (filed with the custodian of the Trust’s portfolio securities) executed by the shareholders entitled to vote more than 50% of the votes entitled to be cast on the matter. The Trustees of each trust generally are not liable for any obligation of the respective trusts. Each trust will indemnify its Trustees against all liabilities and expenses, except for those arising from the Trustee’s willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee’s duties.

The foregoing is only a summary of the charter documents of the Trust and Scudder Money Funds and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Fund Accounting Fees.    Scudder Fund Accounting Corporation (“SFAC”), Two International Place, Boston, Massachusetts 02110, a subsidiary of DeIM, is responsible for determining the daily net asset value per share of each Fund and maintaining the portfolio and general accounting records for each Fund. The Funds do not pay a fee directly to SFAC, but indirectly pay for the services through their management fee.

IV. INFORMATION ABOUT THE PROPOSED MERGERS

General.    The shareholders of each YieldWise Fund are being asked to approve a merger between their YieldWise Fund and the corresponding Money Fund pursuant to an Agreement and Plan of Reorganization between the Trust (on behalf of each YieldWise Fund) and Scudder Money Funds (on behalf of each Money Fund) (the “Agreement”), the form of which is attached to this Prospectus/Proxy Statement as Exhibit A.

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Each merger is structured as a transfer of all of the assets of a YieldWise Fund to the corresponding Money Fund in exchange for the assumption by such Money Fund of all liabilities of the YieldWise Fund and for the issuance and delivery to the YieldWise Fund of Merger Shares of the corresponding Money Fund equal in aggregate value to the net value of the assets transferred to such Money Fund.

After receipt of the Merger Shares, each YieldWise Fund will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of such YieldWise Fund, and the legal existence of such YieldWise Fund as a series of the Trust will be terminated. Each shareholder of each YieldWise Fund will receive a number of full and fractional Merger Shares equal in value at the Valuation Time to, the aggregate value of the shareholder’s YieldWise Fund shares.

Prior to the date of each merger, each YieldWise Fund will sell all investments that are not consistent with the current investment objective, policies and restrictions of the corresponding Money Fund, if any, and declare a taxable distribution which, together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and net realized capital gains, if any, through the date of the merger. The sale of such investments may increase the taxable distribution to shareholders of a YieldWise Fund occurring prior to the merger above that which they would have received absent the merger. DeIM has represented that, as of             , 2005, each YieldWise Fund did not have any investments that were not consistent with the current investment objective, policies and restrictions of the corresponding Money Fund.

The Trustees of the Trust have voted unanimously to approve the Agreement and the proposed mergers and to recommend that shareholders also approve each merger. With respect to each merger, the actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the affirmative vote of the holders of a majority of the shares of the applicable YieldWise Fund.

In the event that a merger does not receive the required shareholder approval, each applicable YieldWise Fund and Money Fund will continue to be managed as a separate Fund in accordance with its current investment objectives and policies, and the Trustees of the Trust and the Scudder Money Funds may consider such alternatives as may be in the best interests of each Fund’s respective shareholders. Although governed by the same Agreement, each merger is separate and distinct from the others and is not contingent upon the other YieldWise Funds’ shareholders.

Background and Trustees’ Considerations Relating to the Proposed Mergers.     DeAM first proposed the mergers to the Trustees of the Trust at a meeting held on January 12, 2005. Each merger was presented to the Trustees and considered by them as part of a broader program initiated by DeAM to consolidate its mutual fund lineup. DeAM advised the Trustees that this initiative was intended to:

•	Eliminate redundancies within the Scudder fund family by reorganizing and combining certain funds; and

•	Focus DeAM’s investment resources on a core set of mutual funds that best meet investor needs.

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The Trustees of the Trust, including all Trustees who are not “interested persons” of the Trust (as defined by the 1940 Act) (the “Independent Trustees”), conducted a thorough review of the potential implications of each merger on each YieldWise Fund’s shareholders. They were assisted in this review by their independent legal counsel. The Trustees reviewed and discussed each merger, both among themselves and with representatives of DeAM. In the course of their review, the Trustees requested and received substantial additional information.

On January 12, 2005, the Trustees of the Trust, including all Independent Trustees, approved the terms of each merger. The Trustees have also unanimously agreed to recommend that each merger be approved by each YieldWise Fund’s shareholders.

In determining to recommend that the shareholders of each YieldWise Fund approve its merger, the Trustees considered, among others, the factors described below:

•	The fees and expense ratios of the Funds, including comparisons between the expenses of the YieldWise Fund and the estimated operating expenses of the combined fund, and between the estimated operating expenses of the combined fund and other mutual funds with similar investment objectives. The Trustees noted that the estimated operating expenses of the combined fund are lower than the corresponding YieldWise Fund. The Trustees also considered DeAM’s commitment to cap the combined fund’s operating expenses for approximately a three year period at a level below the YieldWise Fund’s current operating expenses. The Trustees also gave extensive consideration to possible economies of scale that might be realized by DeAM in connection with the merger, as well as the other fund combinations included in DeAM’s restructuring proposal. The Trustees concluded that these economies were appropriately reflected in the fee and expense arrangements of the applicable combined Money Fund, as proposed to be revised upon completion of the merger. The Trustees also concluded that fees and expenses were fair and reasonable based on the anticipated quality of the services to be provided, the current expense ratios of the YieldWise Fund and the operating expenses of other mutual funds with similar investment objectives.

•	The terms and conditions of the merger. The Trustees concluded that the merger would not result in the dilution of shareholder interests and that the terms and conditions were fair and reasonable and consistent with industry practice.

•	The compatibility of the YieldWise Fund’s and the corresponding Money Fund’s investment objectives, policies, restrictions and portfolios. Based on information provided by DeAM, the Trustees concluded that the investment objectives, policies and restrictions of the YieldWise Fund and corresponding Money Fund were similar and that the securities in the YieldWise Fund’s portfolio were compatible with the securities in the corresponding Money Fund’s portfolio. The Trustees also considered that the merger would permit the shareholders of the YieldWise Fund to pursue similar investment goals in a larger fund.

•	The service features available to shareholders of the corresponding Money Fund. The Trustees concluded that the services available to shareholders of the corresponding Money Fund were substantially similar to those available to shareholders of the corresponding YieldWise Fund.

•

The costs to be borne by the YieldWise Fund, the corresponding Money Fund and DeAM as a result of the merger. Based on representations by DeAM and the terms of the Agreement and Plan of Reorganization, the Trustees noted that

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DeAM would bear all expenses associated with the merger, including transaction costs associated with any related repositioning of the Funds’ portfolios.

•	Prospects for the combined fund to attract additional assets. Based on, among other factors, the size of the combined fund, the lower investment minimum and the estimated expense ratio of the combined fund, the Trustees concluded that the combined fund would be more likely to attract additional assets than the YieldWise Fund and enjoy any related economies of scale.

•	The tax consequences of the merger on the YieldWise Fund, the corresponding Money Fund and their respective shareholders, including, in particular, the historical and pro forma tax attributes of the YieldWise Fund and the corresponding Money Fund and the effect of the merger on certain tax losses of the Funds (see “Federal Income Tax Consequences” below). The Trustees concluded that lower fund operating expenses and other benefits to shareholders resulting from the merger outweighed the potentially less favorable tax attributes of the combined fund.

•	The investment performance of the YieldWise Fund and the corresponding Money Fund. The Trustees noted that both Funds had substantially similar returns over the one and five year periods and that the corresponding Money Fund had superior returns over the ten year/since inception period.

•	That DeIM has agreed to indemnify Scudder Money Fund against certain liabilities Scudder Money Funds may incur in connection with any litigation or regulatory action related to possible improper market timing or possible improper marketing and sales activity in the Money Funds (see Section VI) so that the likelihood that the combined fund would suffer any loss is considered by fund management to be remote.

•	That, in conjunction with the merger, DeIM has agreed to indemnify the Independent Trustees of the Trust against certain liabilities that such Independent Trustees may incur by reason of having served as a Trustee of the Trust.

Based on all of the foregoing, the Trustees concluded that the YieldWise Fund’s participation in the merger would be in the best interests of the YieldWise Fund and would not dilute the interests of the YieldWise Fund’s existing shareholders. The Trustees of the Trust, including the Independent Trustees unanimously recommend that shareholders of each YieldWise Fund approve its merger.

Agreement and Plan of Reorganization.    The proposed mergers will be governed by the Agreement, the form of which is attached as Exhibit A. The Agreement provides that each Money Fund will acquire all of the assets of the corresponding YieldWise Fund solely in exchange for the assumption by such Money Fund of all liabilities of the corresponding YieldWise Fund and for the issuance of Merger Shares equal in value to the value of the transferred assets net of assumed liabilities. The shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the Funds’ shares are valued for determining net asset value for the merger (4:00 p.m. Eastern time, on June 10, 2005, or such other date and time as may be agreed upon by the parties (the “Valuation Time”)). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

Each YieldWise Fund will transfer all of its assets to the corresponding Money Fund, and in exchange, the corresponding Money Fund will assume all liabilities of the

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YieldWise Fund and deliver to the YieldWise Fund a number of full and fractional Merger Shares having an aggregate net asset value equal to the value of the assets of the YieldWise Fund, less the value of the liabilities of the YieldWise Fund assumed by the corresponding Money Fund. Immediately following the transfer of assets on the Exchange Date, the YieldWise Fund will distribute pro rata to its shareholders of record as of the Valuation Time the full and fractional Merger Shares received by the YieldWise Fund. As a result of each proposed transaction, each shareholder of the YieldWise Fund will receive a number of Merger Shares equal in aggregate value at the Valuation Time to the value of the YieldWise Fund shares surrendered by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of the corresponding Money Fund in the name of such YieldWise Fund shareholders, each account representing the respective number of full and fractional Merger Shares due the respective shareholder. New certificates for Merger Shares will not be issued.

The Trustees of the Trust and the Trustees of Scudder Money Funds have determined that the interests of their respective Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement, and the Trustees of the Trust and the Trustees of Scudder Money Funds have determined that each proposed merger is in the best interests of their respective Fund.

The consummation of each merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and a merger abandoned (i) by mutual consent of the Trust and Scudder Money Funds, (ii) by either party if the merger shall not be consummated by             , 2005 or (iii) if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

If shareholders of each YieldWise Fund approve their merger, the YieldWise Fund and corresponding Money Fund agree to coordinate their respective portfolios from the date of the Agreement up to and including the Exchange Date in order that, when the assets of the YieldWise Fund are added to the portfolio of the corresponding Money Fund, the resulting portfolio will meet the investment objective, policies and restrictions of such Money Fund.

Except for the trading costs associated with the coordination described above, the fees and expenses for each merger and related transactions are estimated to be $            , $             and $             in connection with YieldWise Money Fund, YieldWise Government & Agency Money Fund and Municipal Money Fund, respectively. All fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any), the trading costs described above and any other expenses incurred in connection with the consummation of each merger and related transactions contemplated by the Agreement, will be borne by DeAM.

Description of the Merger Shares.    The Merger Shares are: (i) the shares of Money Market Fund, with respect to the YieldWise Money Fund merger; (ii) the shares of Government & Agency Money Fund with respect to the YieldWise Government & Agency Money Fund merger; and (iii) the shares of Tax-Exempt Money Fund with respect to the Municipal Money Fund merger. The applicable Merger Shares will be issued to each YieldWise Fund’s shareholders in accordance with the Agreement as described above. YieldWise Fund shareholders receiving Merger Shares will not pay an initial sales charge on such shares. Merger Shares have the same characteristics as

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shares of the corresponding YieldWise Fund. In other words, your Merger Shares will be treated as having been purchased on the date you purchased your YieldWise Fund shares and for the price you originally paid. For more information on the characteristics of Merger Shares, please see the applicable Money Fund’s Prospectus, a copy of which was mailed with this Prospectus/Proxy Statement.

Under Massachusetts law, shareholders of a Money Fund could, under certain circumstances, be held personally liable for the obligations of a Money Fund. However, the Scudder Money Fund’s Declaration of Trust disclaims shareholder liability for acts or obligations of the Money Funds and indemnification for all losses and expenses of any shareholder held liable for the obligations of the Money Funds. The indemnification and reimbursement required by the preceding sentence shall be made only out of the assets of the applicable Money Fund.

Federal Income Tax Consequences.    As a condition to each Fund’s obligation to consummate the reorganization, each Fund will receive a tax opinion from Willkie Farr & Gallagher LLP (which opinion would be based on certain factual representations and certain customary assumptions), to the effect that, on the basis of the existing provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes:

•	The acquisition by a Money Fund of all of the assets of the corresponding YieldWise Fund solely in exchange for Merger Shares and the assumption by the Money Fund of all of the liabilities of the corresponding YieldWise Fund, followed by the distribution by such YieldWise Fund to its shareholders of Merger Shares in complete liquidation of such YieldWise Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and the YieldWise Fund and the corresponding Money Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

•	Under Section 361 of the Code, the YieldWise Fund will not recognize gain or loss upon the transfer of its assets to the corresponding Money Fund in exchange for Merger Shares and the assumption of the YieldWise Fund liabilities by the Money Fund, and such YieldWise Fund will not recognize gain or loss upon the distribution to its shareholders of the Merger Shares in liquidation of such YieldWise Fund.

•	Under Section 354 of the Code, shareholders of the YieldWise Fund will not recognize gain or loss on the receipt of Merger Shares solely in exchange for such YieldWise Fund shares.

•	Under Section 358 of the Code, the aggregate basis of the Merger Shares received by each shareholder of the YieldWise Fund will be the same as the aggregate basis of the YieldWise Fund shares exchanged therefor.

•	Under Section 1223(1) of the Code, the holding period of the Merger Shares received by each YieldWise Fund shareholder will include the holding period of such YieldWise Fund shares exchanged therefor, provided that such YieldWise Fund shareholder held such YieldWise Fund shares at the time of the reorganization as a capital asset.

•	Under Section 1032 of the Code, the Money Fund will not recognize gain or loss upon the receipt of assets of the corresponding YieldWise Fund in exchange for

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Merger Shares and the assumption by such Money Fund of all of the liabilities of such YieldWise Fund.

•	Under Section 362(b) of the Code, the basis of the assets of the YieldWise Fund transferred to the corresponding Money Fund in the reorganization will be the same in the hands of such Money Fund as the basis of such assets in the hands of the YieldWise Fund immediately prior to the transfer.

•	Under Section 1223(2) of the Code, the holding periods of the assets of the YieldWise Fund transferred to the corresponding Money Fund in the reorganization in the hands of such Money Fund will include the periods during which such assets were held by the YieldWise Fund.

The portfolio turnover rate for YieldWise Money Fund, YieldWise Government & Agency Money Fund and Municipal Money Fund, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the fiscal year ended July 31, 2004 was         %,         % and         %, respectively. The portfolio turnover rate for Money Market Fund, Government & Agency Money Fund and Tax-Exempt Money Fund for the fiscal year ended July 31, 2004 was         %,         % and         %, respectively. A higher portfolio turnover rate involves greater brokerage and transaction expenses to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed (and in the case of net short-term capital gains, would be taxed as ordinary income).

Each Fund intends to declare dividends daily and distribute dividends from its investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains after utilization of capital loss carryforwards, if any, monthly. An additional distribution may be made if necessary. Shareholders of each Fund can have their dividends and distributions automatically invested in additional shares of the same Fund, or a different fund in the same family of funds, at net asset value and credited to the shareholder’s account on the payment date or, at the shareholder’s election, sent to the shareholder by check. If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested in the shareholder’s account. If the Agreement is approved by a YieldWise Fund’s shareholders, such Fund will pay its shareholders a distribution of all undistributed net investment company taxable income (computed without regard to any deduction for dividends paid) and undistributed realized net capital gains (after reduction by any capital loss carry-forwards, if any) immediately prior to the Closing (as defined in the Agreement).

While as noted above, shareholders are not expected to recognize any gain or loss upon the exchange of their shares in each merger, differences in the Funds’ portfolio turnover rates, and net investment income and net realized capital gains, may result in future taxable distributions to shareholders arising indirectly from a merger.

This description of the federal income tax consequences of each merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of their merger, including the applicability and effect of state, local, non-U.S. and other tax laws.

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Capitalization.    The following table sets forth the capitalization of each Fund as of January 31, 2005, and of each Money Fund on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date.(1)

Fund	Net Assets	Shares Outstanding	Net Asset Value Per Share
YieldWise Money Fund
Money Market Fund
Pro Forma Adjustments
Money Market Fund— Pro Forma Combined
YieldWise Government & Agency Money Fund
Government & Agency Money Fund
Pro Forma Adjustments
Government & Agency Money Fund— Pro Forma Combined
Municipal Money Fund
Tax Exempt Money Fund
Pro Forma Adjustments
Tax-Exempt Money Fund— Pro Forma Combined

(1)	Assumes each merger had been consummated on January 31, 2005, and is for information purposes only. No assurance can be given as to how many shares of a Money Fund will be received by the shareholders of a YieldWise Fund on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of a Money Fund that actually will be received on or after such date.

Unaudited pro forma combined financial statements of the Money Funds as of January 31, 2005, and for the twelve-month period then ended, are included in the Merger SAI. Because the Agreement provides that each Money Fund will be the surviving Fund following the mergers and because each Money Fund’s investment objective, policies and processes will remain unchanged, the pro forma combined financial statements reflect the transfer of the assets and liabilities of the corresponding YieldWise Fund to the applicable Money Fund as contemplated by the Agreement.

The Trustees of the Trust, including the Independent Trustees, unanimously recommend approval of each merger.

V. INFORMATION ABOUT VOTING AND THE SHAREHOLDER MEETING

General.    This Prospectus/Proxy Statement is furnished in connection with (i) the proposed merger of YieldWise Money Fund into Money Market Fund, (ii) the proposed merger of YieldWise Government & Agency Money Fund into Government & Agency Money Fund and (iii) the proposed merger of Municipal Money Fund into Tax-Exempt Money Fund, and the solicitation of proxies by and on behalf of the Trustees of the Trust for use at the Joint Special Meeting of YieldWise Fund Shareholders (the “Meeting”). The Meeting is to be held on May 26, 2005, at [9:00 a.m.] Eastern time at the offices of DeIM, 345 Park Avenue, 27th Floor, New York, New York 10154, or at such later time as is made necessary by adjournment. The Notice of the Joint Special Meeting, the combined Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about [            ], 2005.

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As of March 16, 2005, YieldWise Funds had the following shares outstanding:

Share Class	Number of Shares
YieldWise Money Fund	[Number of Shares]
YieldWise Government & Agency Money Fund	[Number of Shares]
Municipal Money Fund	[Number of Shares]

Only shareholders of record on March 16, 2005 will be entitled to notice of and to vote at the Meeting. With respect to each merger, each share is entitled to one vote, with fractional shares voting proportionally.

The Trustees of the Trust know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Required Vote.    Proxies are being solicited from the YieldWise Funds’ shareholders by the Trust’s Trustees for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the Agreement. With respect to each merger, the transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of the holders of a majority of the shares of the applicable YieldWise Fund.

Record Date, Quorum and Method of Tabulation.    Shareholders of record of each YieldWise Fund at the close of business on March 16, 2005 (the “Record Date”) will be entitled to vote with respect to their merger at the Meeting or any adjournment thereof. The holders of 30% of the shares of each YieldWise Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum with respect to that YieldWise Fund for the Meeting.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the YieldWise Funds as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will therefore have the effect of a negative vote on the proposal.

Share Ownership.    [As of March 16, 2005, the officers and Trustees of each Fund as a group beneficially owned less than 1% of the outstanding shares of each Fund]. To the best of the knowledge of YieldWise Money Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of YieldWise Money Fund as of such date:

Shareholder Name and Address	Percentage Owned

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To the best of the knowledge of Money Market Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of Money Market Fund as of March 16, 2005:

Shareholder Name and Address	Percentage Owned

To the best of the knowledge of YieldWise Government & Agency Money Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of YieldWise Government & Agency Money Fund as of March 16, 2005:

Shareholder Name and Address	Percentage Owned

To the best of the knowledge of Government & Agency Money Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of Government & Agency Money Fund as of March 16, 2005:

Shareholder Name and Address	Percentage Owned

To the best of the knowledge of Municipal Money Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of Municipal Money Fund as of March 16, 2005:

Shareholder Name and Address	Percentage Owned

To the best of the knowledge of Tax-Exempt Money Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of Tax-Exempt Money Fund as of March 16, 2005:

Shareholder Name and Address	Percentage Owned

Solicitation of Proxies.    In addition to soliciting proxies by mail, certain officers and representatives of the Trust, officers and employees of the Advisor and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal.

The presence at any shareholders’ meeting, in person or by proxy, of the holders of at least 30% of the outstanding shares of a YieldWise Fund shall be necessary and sufficient to constitute a quorum for the transaction of business for that Fund. In the event that the necessary quorum to transact business or the vote required to approve the

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proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” will be treated as shares that are present but which have not been voted, and thus will have the effect of a “no” vote. Broker non-votes are proxies received from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

Computershare Fund Services (“Computershare”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $            , $             and $             for YieldWise Money Fund, YieldWise Government & Agency Money Fund and Municipal Money Fund, respectively. As the Meeting date approaches, certain shareholders of the YieldWise Funds may receive a telephone call from a representative of Computershare if their votes have not yet been received. Authorization to permit Computershare to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the YieldWise Funds. Proxies that are obtained telephonically or through the Internet will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name and address, or the zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Computershare, then the Computershare representative has the responsibility to explain the process, read the proposal on the proxy card, and ask for the shareholder’s instructions on the proposal. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Prospectus/Proxy Statement. Computershare will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Computershare immediately if his or her instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the Prospectus/Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy

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card, they may contact Computershare toll-free at 1-888-288-5518. Any proxy given by a shareholder is revocable until voted at the Meeting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The cost of preparing, printing and mailing the enclosed proxy card and Prospectus/Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for the YieldWise Funds, including any additional solicitation made by letter, telephone or telegraph, will be paid by DeAM.

Revocation of Proxies.    Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the YieldWise Funds at Two International Place, Boston, MA 02110, (ii) by properly submitting a later-dated proxy that is received by the YieldWise Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Adjournment.    If sufficient votes in favor of the proposal set forth in the Notice of the Joint Special Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting for a reasonable period of time to permit further solicitation of proxies.

VI. REGULATORY AND LITIGATION MATTERS

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

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EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of             , 2005, by and among Scudder Money Funds (the “Acquiring Trust”), a Massachusetts business trust, on behalf of Scudder Money Market Fund, Scudder Government & Agency Money Fund and Scudder Tax-Exempt Money Fund (each an “Acquiring Fund” and collectively the “Acquiring Funds”), each a separate series of the Acquiring Trust; Scudder YieldWise Funds (the “Acquired Trust” and, together with the Acquiring Trust, each a “Trust” and collectively the “Trusts”), a Massachusetts business trust, on behalf of Scudder YieldWise Money Fund, YieldWise Government & Agency Money Fund and YieldWise Municipal Money Fund (each an “Acquired Fund,” collectively the “Acquired Funds” and, together with the Acquiring Funds, each a “Fund” and collectively the “Funds”); and Deutsche Investment Management Americas Inc. (“DeIM”), investment adviser to the Funds (for purposes of section 10.2 of the Agreement only). The principal place of business of the Acquiring Trust and the Acquired Trust is 222 South Riverside Plaza, Chicago, Illinois 60606.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Each reorganization will consist of the transfer of all of the assets of the Acquired Fund to its corresponding Acquiring Fund, as provided in Schedule A attached hereto, in exchange solely for shares of beneficial interest (without par value) of its corresponding Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of its corresponding Acquired Fund and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (each a “Reorganization”).

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Assets of the Acquired Fund to the Acquiring Fund in Consideration for Acquiring Fund Shares, the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s assets net of any liabilities of the Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation to the Acquired Trust Board members. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2  The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with generally accepted accounting principles (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited balance sheet. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3  The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 3.1.

1.4  On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5  Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record (the “Acquired Fund Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Acquiring Fund Shares to be so credited to the Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.6  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

1.7  Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.8  All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

2.	Valuation

2.1  The value of the Assets shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Trust’s Declaration of Trust, as amended, and the Acquiring Fund’s then-current prospectus or statement of additional information, copies of which have been delivered to the Acquired Fund.

2.2  The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Time using the valuation procedures referred to in section 2.1.

2.3  The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Assets shall be determined by dividing the value of the Assets net of liabilities of the Acquired Fund determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with section 2.2.

2.4  All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3.	Closing and Closing Date

3.1  The Closing of the transactions contemplated by this Agreement shall be June 13, 2005, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

3.2  The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3  State Street Bank and Trust Company (“State Street”), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to State Street, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.4  Scudder Investments Service Company (“SISC”), as transfer agent for the Acquired Fund, on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5  In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6  The liabilities of the Acquired Fund shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement, including but not limited to, any deferred compensation to the Acquired Fund’s Board members.

4.	Representations and Warranties

4.1  The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)  The Acquired Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquired Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of the Acquired Trust duly designated in accordance with the applicable provisions of the Acquired Trust’s Declaration of Trust. The Acquired Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

(b)  The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result (i) in violation of Massachusetts law or of the Acquired Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

(e)  Other than as disclosed on a schedule provided by the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended July 31, 2004, have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since July 31, 2004, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

(j)  All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquired Fund Shareholders, under certain circumstances, could be held personally liable for obligations of the Acquired Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of SSC, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(k)  At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(l)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)  The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc. (the “NASD”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(n)  The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(o)  The Registration Statement referred to in section 5.7, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2  The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)  The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquiring Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accordance with the applicable provisions of the Acquiring Trust’s

Declaration of Trust. The Acquiring Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

(b)  The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)  The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result (i) in violation of Massachusetts law or of the Acquiring Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(e)  Other than as disclosed on a schedule provided by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)  The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended July 31, 2004, have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)  Since July 31, 2004, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

(h)  At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)  For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

(j)  All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares;

(k)  The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

(l)  At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

(m)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)  The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the NASD), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(o)  The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(p)  The Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

(q)  The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	Covenants of the Acquiring Fund and the Acquired Fund

5.1  The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds’ normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Acquiring Fund’s prospectus, a copy of which has been delivered to the Acquired Fund.

5.2  Upon reasonable notice, the Acquiring Trust’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3  The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than             , 2005.

5.4  The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5  The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.6  Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7  Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Trust will file the Registration Statement, including a proxy statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8  The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.9  The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10  The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume the liabilities from the Acquired Fund.

5.11  As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.12  The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13  The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Trusts, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trusts, the Acquiring Fund and the Acquired Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated herein in section 8.5.

5.14  At or immediately prior to the Closing, the Acquired Fund will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

5.15  The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets of the Acquired Fund that it does not wish to acquire because they are not consistent with the current investment strategy of the Acquiring Fund, and the Acquired Fund agrees to dispose of such assets prior to the Closing Date.

6.	Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1  All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2  The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Acquiring Trust’s President or a Vice President, in a form reasonably satisfactory to the Acquired Trust, on behalf of the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

6.3  The Acquired Fund shall have received on the Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, P.C., in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

(a)  the Acquiring Trust has been formed and is validly existing as a business trust under the laws of the Commonwealth of Massachusetts;

(b)  the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Fund’s registration statement under the 1940 Act;

(c)  the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)  the execution and delivery of the Agreement did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust’s Declaration of Trust, as amended, or By-laws; and

(e)  to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquiring Fund pursuant to section 4.2 of the Agreement, the Acquiring Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund, (ii) the Acquiring Fund is duly registered as a series of an investment company with the Commission and no stop order suspending the effectiveness of the registration has been issued under the 1933 Act and no stop order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued; and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Vedder, Price, Kaufman & Kammholz, P.C. of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

6.4  The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

6.5  The Acquiring Fund shall have adopted a revised investment management fee schedule as set forth in Schedule B, attached hereto, and entered into an expense cap agreement with DeIM limiting the expenses of the Acquiring Fund to an amount set forth in Schedule C, attached hereto, excluding certain other expenses, for the period commencing             , 2005 and ending [            ], 2008, in a form reasonably satisfactory to the Acquired Fund.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1  All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

7.2  The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Trust.

7.3  The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Trust’s President or a Vice President, in a form reasonably satisfactory to the Acquiring Trust, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4  The Acquiring Fund shall have received on the Closing Date an opinion of Vedder, Price, Kaufman & Kammholz, P.C., in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(a)  the Acquired Trust has been formed and is validly existing as a business trust under the laws of the Commonwealth of Massachusetts;

(b)  the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust’s registration statement under the 1940 Act;

(c)  the Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)  the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust’s Declaration of Trust, as amended, or By-laws; and

(e)  to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquired Fund pursuant to section 3.2 of the Agreement, the Acquired Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Fund, (ii) the Acquired Fund is duly registered as a series of an investment company with the Commission and no stop order suspending the effectiveness of the registration has been issued under the 1933 Act and no stop order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued; and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund’s assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Vedder, Price, Kaufman & Kammholz, P.C. of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust.

7.5  The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1  This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust’s Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

8.2  On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4  The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5  The parties shall have received an opinion of Willkie Farr & Gallagher LLP addressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by Acquiring Fund of all of the assets of Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund, followed by the distribution by Acquired Fund to its shareholders of Acquiring Fund Shares in complete liquidation of Acquired Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Acquiring Fund and Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, Acquired Fund will not recognize gain or loss upon the transfer of its assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Fund liabilities by Acquiring Fund, and Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of Acquired Fund; (iii) under Section 354 of the Code, shareholders of Acquired Fund will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for Acquired Fund shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of Acquired Fund will be the same as the aggregate basis of Acquired Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund shareholder will include the holding period of Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held the Acquired Fund shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, Acquiring Fund will not recognize gain or loss upon the receipt of assets of Acquired Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund; (vii) under Section 362(b) of the Code, the basis of the assets of Acquired Fund transferred to Acquiring Fund in the reorganization will be the same in the hands of Acquiring Fund as the basis of such assets in the hands of Acquired Fund immediately prior to the transfer; and (viii) under Section 1223(2) of the Code, the holding periods of the assets of Acquired Fund transferred to Acquiring Fund in the reorganization in the hands of Acquiring Fund will include the periods during which such assets were held by Acquired Fund. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher of representations it shall request of each of the Acquiring Trust and Acquired Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this Section 8.5.

9.	Indemnification

9.1  The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2  The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Trust’s Board members and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Trust or any of its Board members or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	Fees and Expenses

10.1  Each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2  DeIM will bear all the expenses associated with the Reorganization, including any transaction costs payable by the Acquired Fund in connection with sales of certain of its assets, as designated by the Acquiring Fund, in anticipation of the Reorganization.

11.	Entire Agreement

The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.	Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned with respect to any or all Reorganization(s) (i) by mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before             , 2005, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void with respect to that Reorganization and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund or Acquiring Fund, as applicable, with a copy to Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, Attention: David A. Sturms, Esq., and Cathy G. O’Kelly, Esq. or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.	Headings; Counterparts; Assignment; Limitation of Liability

15.1  The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4  References in this Agreement to each Trust mean and refer to the Board members of each Trust from time to time serving under its Declaration of Trust on file with the Secretary of State of The Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which each Trust conducts its business. It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Trusts or the Funds personally, but bind only the respective property of the Funds, as provided in each Trust’s Declaration of Trust. Moreover, no series of either Trust other than the Funds shall be responsible for the obligations of the Trusts hereunder, and all persons shall look only to the assets of the Funds to satisfy the obligations of the Trusts hereunder. The execution and the delivery of this Agreement have been authorized by each Trust’s Board members, on behalf of the applicable Fund, and this Agreement has been signed by authorized officers of each Fund acting as such, and neither such authorization by such Board members, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the Funds, as provided in each Trust’s Declaration of Trust.

Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Trusts or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.5  This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	SCUDDER MONEY FUNDS, on behalf of Scudder Money Market Fund, Scudder Government & Agency Money Fund and Scudder Tax-Exempt Money Fund

John Millette, Secretary	By: Its:

Attest:	SCUDDER YIELDWISE FUNDS, on behalf of Scudder YieldWise Money Fund, Scudder YieldWise Government & Agency Money Fund and Scudder YieldWise Municipal Money Fund

John Millette, Secretary	By: Its:
AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 10.2 HERETO
DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By: Its:

SCHEDULE A

Acquired Fund	Acquiring Fund
Scudder YieldWise Money Fund	Scudder Money Market Fund
Scudder YieldWise Government & Agency Money Fund	Scudder Government & Agency Money Fund
Scudder YieldWise Municipal Money Fund	Scudder Tax-Exempt Money Fund

SCHEDULE B

Pursuant to Paragraph 6.5 of the Agreement and Plan of Reorganization, effective upon consummation of each Reorganization, each Acquiring Fund will have a revised investment management fee schedule as indicated below.

Scudder Money Market Fund
Average Daily Net Assets	Management Fee
$0-$215 million	0.500%
$215 million-$550 million	0.375%
$550 million-$800 million	0.300%
$800 million-$1.6 billion	0.250%
$1.6 billion-$2.4 billion	0.240%
$2.4 billion and over	0.230%

Scudder Government & Agency Money Fund
Average Daily Net Assets	Management Fee
$0-$215 million	0.500%
$215 million-$550 million	0.375%
$550 million-$800 million	0.300%
$800 million-$1.6 billion	0.250%
$1.6 billion-$2.4 billion	0.240%
$2.4 billion and over	0.230%

Scudder Tax-Exempt Money Fund
Average Daily Net Assets	Management Fee
$0-$215 million	0.500%
$215 million-$550 million	0.375%
$550 million-$800 million	0.300%
$800 million-$1.6 billion	0.250%
$1.6 billion-$2.4 billion	0.240%
$2.4 billion and over	0.230%

SCHEDULE C

Pursuant to Paragraph 6.5 of the Agreement and Plan of Reorganization, through             , 2008, DeIM has contractually agreed to waive all or a portion of its management fee and/or operating expenses of the combined fund to the extent necessary to maintain the combined fund’s total operating expenses at 0.47%, 0.45% and 0.40% of net assets for Scudder Money Market Fund, Scudder Government & Agency Money Fund and Scudder Tax-Exempt Money Fund, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, trustee and trustee counsel fees and organizational and offering expenses.

EXHIBIT B

Updated Unaudited Financial Highlights for Scudder Money Funds

(as contained in the Semi-annual Report

for the six-month period ended January 31, 2005)

(To Come).

B-1

Proxy card enclosed.

For more information, please call your Fund’s proxy solicitor,

Computershare Fund Services, at 1-888-288-5518.

YOUR VOTE IS IMPORTANT!

UNLESS VOTING BY TELEPHONE OR INTERNET,

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it and this proxy card at hand.

2. Call toll-free 1-866-241-6192, or go to website: https://vote.proxy-direct.com.

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

	SCUDDER YIELDWISE FUNDS SCUDDER YIELDWISE MONEY FUND	PROXY CARD
PO Box 18011	PROXY FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS
Hauppauge, NY 11788-8811	345 Park Avenue, 27th Floor, New York, New York 10154
9:00 a.m., Eastern time, on May 26, 2005

The undersigned hereby appoints Philip J. Collora, Daniel O. Hirsch, John Millette and Caroline Pearson, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the ‘Special Meeting’), on the matter set forth in the Notice of a Joint Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting.

Receipt of the Notice of a Joint Special Meeting and the related Proxy Statement/Prospectus is hereby acknowledged.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY

CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED.

YOUR VOTE IS IMPORTANT!

UNLESS VOTING BY TELEPHONE OR INTERNET,

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example: ■

VOTE ON PROPOSAL 1:

		FOR	AGAINST	ABSTAIN
1.	Approve an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Scudder Yieldwise Money Fund to Scudder Money Market Fund, in exchange for shares of Scudder Money Market Fund and the assumption by Scudder Money Market Fund of all of the liabilities of Scudder Yieldwise Money Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Scudder Yieldwise Money Fund in complete liquidation of Scudder Yieldwise Money Fund.	☐	☐	☐

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON REVERSE SIDE.

YOUR VOTE IS IMPORTANT!

UNLESS VOTING BY TELEPHONE OR INTERNET,

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it and this proxy card at hand.

2. Call toll-free 1-866-241-6192, or go to website: https://vote.proxy-direct.com.

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

	SCUDDER YIELDWISE FUNDS SCUDDER YIELDWISE GOVERNMENT & AGENCY MONEY FUND	PROXY CARD
PO Box 18011	PROXY FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS
Hauppauge, NY 11788-8811	345 Park Avenue, 27th Floor, New York, New York 10154
9:00 a.m., Eastern time, on May 26, 2005

The undersigned hereby appoints Philip J. Collora, Daniel O. Hirsch, John Millette and Caroline Pearson, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the ‘Special Meeting’), on the matter set forth in the Notice of a Joint Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting.

Receipt of the Notice of a Joint Special Meeting and the related Proxy Statement/Prospectus is hereby acknowledged.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY

CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED.

YOUR VOTE IS IMPORTANT!

UNLESS VOTING BY TELEPHONE OR INTERNET,

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example: ■

VOTE ON PROPOSAL 1:

		FOR	AGAINST	ABSTAIN
1.	Approve an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Scudder Yieldwise Government & Agency Money Fund to Scudder Government & Agency Money Fund, in exchange for shares of Scudder Government & Agency Money Fund and the assumption by Scudder Government & Agency Money Fund of all of the liabilities of Scudder Yieldwise Government & Agency Money Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Scudder Yieldwise Government & Agency Money Fund in complete liquidation of Scudder Yieldwise Government & Agency Money Fund.	☐	☐	☐

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON REVERSE SIDE.

YOUR VOTE IS IMPORTANT!

UNLESS VOTING BY TELEPHONE OR INTERNET,

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it and this proxy card at hand.

2. Call toll-free 1-866-241-6192, or go to website: https://vote.proxy-direct.com.

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

	SCUDDER YIELDWISE FUNDS SCUDDER YIELDWISE MUNICIPAL MONEY FUND	PROXY CARD
PO Box 18011	PROXY FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS
Hauppauge, NY 11788-8811	345 Park Avenue, 27th Floor, New York, New York 10154
9:00 a.m., Eastern time, on May 26, 2005

The undersigned hereby appoints Philip J. Collora, Daniel O. Hirsch, John Millette and Caroline Pearson, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the ‘Special Meeting’), on the matter set forth in the Notice of a Joint Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting.

Receipt of the Notice of a Joint Special Meeting and the related Proxy Statement/Prospectus is hereby acknowledged.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

Signature(s) (Title(s), if applicable)

Date

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY

CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED.

YOUR VOTE IS IMPORTANT!

UNLESS VOTING BY TELEPHONE OR INTERNET,

PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example: ■

VOTE ON PROPOSAL 1:

		FOR	AGAINST	ABSTAIN
1.	Approve an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Scudder Yieldwise Municipal Money Fund to Scudder Tax-Exempt Money Fund, in exchange for shares of Scudder Tax-Exempt Money Fund and the assumption by Scudder Tax-Exempt Money Fund of all of the liabilities of Scudder Yieldwise Municipal Money Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Scudder Yieldwise Municipal Money Fund in complete liquidation of Scudder Yieldwise Municipal Money Fund.	☐	☐	☐

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON REVERSE SIDE.

SCUDDER

INVESTMENTS

Supplement to the currently effective prospectus of each of the listed funds:

Cash Account Trust	Investors Cash Trust	Scudder Money Funds
Government & Agency Securities Portfolio		Scudder Government & Agency Money Fund
Money Market Portfolio	Government & Agency Securities Portfolio	Scudder Money Market Fund
Tax-Exempt Portfolio	Treasury Portfolio	Scudder Tax-Exempt Money Fund
Cash Equivalent Fund	Investors Municipal Cash Fund	Scudder Money Market Series
Government & Agency Securities Portfolio		Scudder Tax Free Money Fund
Money Market Portfolio	Investors Florida Municipal Cash Fund	Scudder US Treasury Money Fund
Tax-Exempt Portfolio	Investors Michigan Municipal Cash Fund	Scudder YieldWise Funds
Cash Management Fund Institutional	Investors New Jersey Municipal Cash Fund	Scudder YieldWise Government & Agency Money Fund
Cash Management Fund Investment	Investors Pennsylvania Municipal Cash Fund
Cash Reserve Fund, Inc.		Scudder YieldWise Money Fund
Prime Series	Tax-Exempt New York Money Market Fund	Scudder YieldWise Municipal Money Fund
Treasury Series	Money Market Fund Investment	Tax Free Money Fund Investment
Tax-Free Series		Tax-Exempt California Money Market Fund
Cash Reserves Fund Institutional	NY Tax Free Money Fund Investment	Treasury Money Fund Institutional
Daily Assets Fund Institutional		Treasury Money Fund Investment
Scudder Cash Investment Trust

Scudder Cash Reserves Fund

The following replaces the paragraph “Exchanges are a shareholder privilege not a right” under “Policies You Should Know About” in each fund’s prospectus:

Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the Advisor does not monitor or limit short-term and excessive trading activity in the fund and, accordingly, the Board of the fund has not approved any policies and procedures designed to limit this activity. However, the fund reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the Advisor, there appears to be a pattern of short-term and excessive trading by an investor in other Scudder funds.

The following supplements the “Other Policies and Risks” section of each fund’s prospectus:

The fund’s complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The fund’s Statement of Additional Information includes a description of the fund’s policies and procedures with respect to the disclosure of the fund’s portfolio holdings.

Please Retain This Supplement for Future Reference

February 4, 2005

SCUDDER

INVESTMENTS

Scudder Money Funds

Prospectus

December 1, 2004

Scudder Money Market Fund

Scudder Government & Agency Money Fund
formerly, Scudder Government Money Fund

Scudder Tax-Exempt Money Fund

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

How the Funds Work

These funds are money market funds, meaning that they seek to maintain a stable $1.00 share price to preserve the value of your investment.

Each fund takes its own approach to money market investing. Scudder Money Market Fund emphasizes yield through a more diverse universe of investments, while Scudder Government & Agency Money Fund emphasizes government securities. Scudder Tax-Exempt Money Fund invests for income that is free from federal income taxes.

Remember that money funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices aren’t guaranteed, so be aware that you could lose money by investing in them.

ticker symbol	KMMXX

fund number	6

Scudder Money Market Fund

The Fund’s Main Investment Strategy

The fund seeks maximum current income to the extent consistent with stability of principal. The fund pursues its goal by investing exclusively in high quality, short-term securities, as well as repurchase agreements that are backed by high quality securities.

While the fund’s advisor gives priority to earning income and maintaining the value of the fund’s principal at $1.00 per share, all money market instruments, including US Government obligations, can change in value when interest rates change or an issuer’s creditworthiness changes.

The fund seeks to achieve its goal of current income by investing in high quality money market securities and maintains a dollar-weighted average maturity of 90 days or less. The fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940 (“1940 Act”). The fund follows two policies designed to maintain a stable share price:

•	Fund securities are denominated in US dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

•	The fund buys US Government debt obligations, money market instruments and other debt obligations that at the time of purchase:

•	have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

•	have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

•	are unrated, but are determined to be of comparable quality by the advisor; or

•	have no short-term rating, but are rated in one of the top three highest long-term rating categories, and are determined to be of comparable quality by the advisor.

4

Principal investments

The fund may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate. These include:

•	Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper) and notes. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security’s maturity.

•	US Government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US Government.

•	Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

•	Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The fund may invest more than 25% of its total assets in bank obligations. The fund may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with the portfolio managers, the credit team screens potential securities and develops a list of those that the fund may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the fund’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

5

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the fund limits the dollar-weighted average maturity of the securities held by the fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security’s issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the fund only buys high quality securities with minimal credit risk. Also, the fund only buys securities with remaining maturities of 397 days (about 13 months) or less. This reduces the risk that the issuer’s creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US Government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the fund invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the fund invests will not perform as expected. This could cause the fund’s returns to lag behind those of similar money market funds.

6

Repurchase Agreement Risk. A repurchase agreement exposes the fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the fund can lose money because:

•	it cannot sell the securities at the agreed-upon time and price; or

•	the securities lose value before they can be sold.

The fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Concentration Risk. Because the fund may invest more than 25% of its total assets in bank obligations, it may be vulnerable to setbacks in that industry. Banks are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.

Prepayment Risk. When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the fund may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the fund’s income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn’t guaranteed and you could lose money by investing in the fund.

7

The Fund’s Performance History

While a fund’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the total returns for the fund have varied from year to year, which may give some idea of risk. The table shows how the fund’s returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

As of December 31, 2003, the fund’s 7-day yield was 0.67%. To learn the current 7-day yield, investors may call 1-800-621-1048 or visit the Scudder Funds Web site at www.scudder.com.

The 7-day yield, which is often referred to as the “current yield,” is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. The “total return” of the fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the fund over a given period.

Scudder Money Market Fund

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1994	3.99
1995	5.67
1996	5.23
1997	5.36
1998	5.27
1999	4.97
2000	6.26
2001	3.91
2002	1.49
2003	0.81

2004 Total Return as of September 30: 0.60%

For the periods included in the bar chart:

Best Quarter: 1.60%, Q3 2000	Worst Quarter: 0.17%, Q4 2003

Average Annual Total Returns (%) as of 12/31/2003

1 Year	5 Years	10 Years
0.81	3.47	4.28

Total return for 2001 includes the effect of a voluntary capital contribution from the advisor. Without this contribution, the total returns would have been lower.

In addition, total returns for 2001 would have been lower if operating expenses hadn’t been reduced.

8

How Much Investors Pay

This is a no-load fund. It has no sales charges or other shareholder fees. The fund does have annual operating expenses, and as a shareholder you pay them indirectly. The fee table describes the expenses you may pay if you buy and hold shares of this fund.

Fee Table

Shareholder Fees, paid directly from your investment	None

Annual Operating Expenses, deducted from fund assets
Management Fee	0.27%
Distribution/Service (12b-1) Fee	None
Other Expenses*	0.16

Total Annual Operating Expenses**	0.43

*	Includes costs of shareholder services, custody and similar expenses, which may vary with fund size and other factors.
**	From time to time, the advisor may voluntarily waive or reimburse certain operating expenses. This voluntary waiver or reimbursement may be terminated at any time at the option of the advisor.

Based on the costs above, this example helps you compare the fund’s expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example

1 Year	3 Years	5 Years	10 Years
$44	$138	$241	$542

9

ticker symbol	KEGXX
fund number	11

Scudder Government & Agency Money Fund formerly, Scudder Government Money Fund

The Fund’s Main Investment Strategy

The fund seeks maximum current income to the extent consistent with stability of principal.

The fund pursues its goal by investing exclusively in:

•	short-term securities that are issued or guaranteed by the US Government or its agencies or instrumentalities

•	repurchase agreements backed by obligations of such securities

While the fund’s advisor gives priority to earning income and maintaining the value of the fund’s principal at $1.00 per share, all money market instruments, including US Government obligations, can change in value when interest rates change.

The securities the fund may buy range from US Treasury obligations which are backed by the full faith and credit of the US Government, to securities of issuers such as the Federal Home Loan Bank that carry no government guarantees. The fund may invest in floating and variable rate instruments (obligations that do not bear interest at fixed rates). The fund maintains a dollar-weighted average maturity of 90 days or less. Fund securities are denominated in US dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase. The fund is managed in accordance with Rule 2a-7 under the 1940 Act.

Principal investments

The fund primarily invests in the following types of investments:

•	US Treasury bills, notes, bonds and other obligations issued by the US Government, its agencies and instrumentalities.

•	Repurchase agreements for which the fund buys securities at one price with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

10

The fund may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with the portfolio managers, the credit team screens potential securities and develops a list of those that the fund may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the fund’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the fund limits the dollar-weighted average maturity of the securities held by the fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities may vary as interest rates decrease or increase. Because of the fund’s high credit standards, its yield may be lower than the yields of money funds that do not invest primarily in US Government and agency securities.

Credit Risk. If a portfolio security declines in credit quality or goes into default, it could hurt the fund’s performance. Additionally, some securities issued by US Government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Other securities are backed by the full faith and credit of the US Government.

11

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the fund invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the fund invests will not perform as expected. This could cause the fund’s returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the fund can lose money because:

•	it cannot sell the securities at the agreed-upon time and price; or

•	the securities lose value before they can be sold.

The fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn’t guaranteed and you could lose money by investing in the fund.

12

The Fund’s Performance History

While a fund’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the total returns for the fund have varied from year to year, which may give some idea of risk. The table shows how the fund’s returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

As of December 31, 2003, the fund’s 7-day yield was 0.63%. To learn the current 7-day yield, investors may call 1-800-621-1048 or visit the Scudder Funds Web site at www.scudder.com.

The 7-day yield, which is often referred to as the “current yield,” is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. The “total return” of the fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the fund over a given period.

Scudder Government & Agency Money Fund

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1994	3.97
1995	5.71
1996	5.21
1997	5.32
1998	5.18
1999	4.80
2000	6.15
2001	3.85
2002	1.47
2003	0.76

2004 Total Return as of September 30: 0.58%

For the periods included in the bar chart:

Best Quarter: 1.58%, Q3 2000	Worst Quarter: 0.16%, Q4 2003

Average Annual Total Returns (%) as of 12/31/2003

1 Year	5 Years	10 Years
0.76	3.38	4.23

Total returns for 2001 would have been lower if operating expenses hadn’t been reduced.

13

How Much Investors Pay

This is a no-load fund. It has no sales charges or other shareholder fees. The fund does have annual operating expenses, and as a shareholder you pay them indirectly. The fee table describes the expenses you may pay if you buy and hold shares of this fund.

Fee Table

Shareholder Fees, paid directly from your investment	None

Annual Operating Expenses, deducted from fund assets
Management Fee	0.27%
Distribution/Service (12b-1) Fee	None
Other Expenses*	0.18

Total Annual Operating Expenses**	0.45

*	Includes costs of shareholder services, custody and similar expenses, which may vary with fund size and other factors.
**	From time to time, the advisor may voluntarily waive or reimburse certain operating expenses. This voluntary waiver or reimbursement may be terminated at any time at the option of the advisor.

Based on the costs above, this example helps you compare the fund’s expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example

1 Year	3 Years	5 Years	10 Years
$46	$144	$252	$567

14

ticker symbol fund number	KXMXX 29

Scudder Tax-Exempt Money Fund

The Fund’s Main Investment Strategy

The fund seeks maximum current income that is exempt from federal income taxes to the extent consistent with stability of principal.

The fund pursues its goal by normally investing at least 80% of total assets in high quality, short-term municipal securities. The income from these securities is free from regular federal income tax and from alternative minimum tax (AMT).

This fund is designed for investors in a moderate to high tax bracket who are interested in federally tax-free income along with the liquidity and stability that a money fund is designed to offer.

While the fund’s advisor gives priority to earning income and maintaining the value of the fund’s principal at $1.00 per share, all money market instruments can change in value when interest rates change or an issuer’s creditworthiness changes.

The fund seeks to achieve its goal of current income by investing in high quality, short-term municipal obligations and maintains a dollar-weighted average maturity of 90 days or less. The fund is managed in accordance with Rule 2a-7 under the 1940 Act. The fund follows two policies designed to maintain a stable share price:

•	Fund securities are denominated in US dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that reduce their effective maturities to 397 days or less at the time of purchase;

•	The fund buys short-term municipal obligations that at the time of purchase:

•	have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

•	have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

•	are unrated, but are determined to be of comparable quality by the advisor; or

•	have no short-term rating, but are rated in one of the top two highest long-term rating categories, and are determined to be of comparable quality by the advisor.

15

Principal investments

The fund primarily invests in the following types of investments:

•	Municipal trust receipts (“MTRs”). Municipal Trust Receipts are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership coupled with a conditional right to sell, or put, the holder’s interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The fund may invest up to 35% of its net assets in MTRs.

•	General obligation notes and bonds, which an issuer backs with its full faith and credit. That means the government entity will repay the bond out of its general tax revenues.

•	Revenue notes and bonds, which are payable from specific revenue sources. These are often tied to the public works project the bonds are financing, but are not generally backed by the issuer’s taxing power.

•	Tax-exempt commercial paper, which is tax-exempt obligations of borrowers that generally mature in 270 days or less.

•	Short-term municipal notes, such as tax anticipation notes, that are issued in anticipation of the receipt of tax revenues.

•	Municipal obligations, backed by letters of credit (a document issued by a bank guaranteeing the issuer’s payments for a stated amount), general bank guarantees or municipal bond insurance.

•	Floating rate bonds whose interest rates vary with changes in specified market rates or indexes. The fund may invest in high quality floating rate bonds with maturities of one year or more if it has the right to sell them back at their face value within 397 days of purchase.

•	Private activity bonds, which are revenue bonds that finance non-governmental activities, such as private industry construction and industrial development bonds. The fund may invest more than 25% of its total assets in industrial development bonds. Note that the interest on these bonds may be subject to local, state and federal income taxes, including the AMT.

16

Working in consultation with the portfolio managers, the credit team screens potential securities and develops a list of those that the fund may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the fund’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the fund limits the dollar-weighted average maturity of the securities held by the fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security’s issuer will default, or fail to meet its payment obligations. For example, industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the fund only buys high quality securities with minimal credit risk. Also, the fund buys securities with remaining maturities of 397 days (about 13 months) or less. This reduces the risk that the issuer’s creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation.

17

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the fund invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the fund invests will not perform as expected. This could cause the fund’s returns to lag behind those of similar money market funds.

Municipal Trust Receipts Risk. The fund’s investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the fund.

Special Tax Features. Political or legal actions could change the tax-exempt status of the fund’s dividends. Also, to the extent that the fund invests in taxable securities, a portion of its income would be subject to regular federal income taxation.

Temporary Defensive Position. In response to adverse political, economic or market events, the fund may adopt a temporary defensive position in which it places more than 100% of the fund’s assets in high quality money market investments that are subject to Federal income tax. To the extent that the fund might do so, it may not meet its goal of a high level of current tax-free income.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn’t guaranteed and you could lose money by investing in the fund.

18

The Fund’s Performance History

While a fund’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the total returns for the fund have varied from year to year, which may give some idea of risk. The table shows how the fund’s returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

As of December 31, 2003, the fund’s taxable equivalent yield was 1.28%. To learn the current yield, investors may call 1-800-621-1048 or visit the Scudder Funds Web site at www.scudder.com.

The taxable equivalent yield demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to a fund’s tax-free yield. Yield is the income generated by a fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. The “total return” of a fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the fund over a given period.

Scudder Tax-Exempt Money Fund

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1994	2.71
1995	3.74
1996	3.33
1997	3.44
1998	3.31
1999	3.01
2000	3.92
2001	2.56
2002	1.12
2003	0.70

2004 Total Return as of September 30: 0.54%

For the periods included in the bar chart:

Best Quarter: 1.02%, Q4 2000	Worst Quarter: 0.13%, Q3 2003

Average Annual Total Returns (%) as of 12/31/2003

1 Year	5 Years	10 Years
0.70	2.26	2.78

Total returns for 2001 would have been lower if operating expenses hadn’t been reduced.

19

How Much Investors Pay

This is a no-load fund. It has no sales charges or other shareholder fees. The fund does have annual operating expenses, and as a shareholder you pay them indirectly. The fee table describes the expenses you may pay if you buy and hold shares of this fund.

Fee Table

Shareholder Fees, paid directly from your investment	None

Annual Operating Expenses, deducted from fund assets
Management Fee	0.27%
Distribution/Service (12b-1) Fee	None
Other Expenses*	0.14

Total Annual Operating Expenses**	0.41

*	Includes costs of shareholder services, custody and similar expenses, which may vary with fund size and other factors.
**	From time to time, the advisor may voluntarily waive or reimburse certain operating expenses. This voluntary waiver or reimbursement may be terminated at any time at the option of the advisor.

Based on the costs above, this example helps you compare the fund’s expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example

1 Year	3 Years	5 Years	10 Years
$42	$132	$230	$518

20

Other Policies and Risks

While the sections on the previous pages describe the main points of each fund’s strategy and risks, there are some other issues to know about:

•	Although major changes tend to be infrequent, each fund’s Board could change that fund’s investment goal without seeking shareholder approval. However, Scudder Tax-Exempt Money Fund’s policy of investing at least 80% of total assets in high quality, short-term municipal securities cannot be changed without shareholder approval. The Board will provide shareholders with at least 60 days’ notice prior to making any changes to Scudder Government & Agency Money Fund’s policy of investing exclusively in short-term securities that are issued or guaranteed by the US Government or its agencies or instrumentalities and repurchase agreements backed by these securities.

For more information

This prospectus doesn’t tell you about every policy or risk of investing in the funds.

If you want more information on a fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

21

Who Manages and Oversees the Funds

The investment advisor

Deutsche Investment Management Americas Inc. (“DeIM”), which is part of Deutsche Asset Management, is the investment advisor for each fund. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes each fund’s investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund’s average daily net assets:

Fund Name	Fee Paid
Scudder Money Market Fund	0.27%
Scudder Government & Agency Money Fund	0.27%
Scudder Tax-Exempt Money Fund	0.27%

22

The portfolio managers

A group of investment professionals is responsible for the day-to-day management of each fund. These investment professionals have a broad range of experience in managing money market funds.

Regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

23

Financial Highlights

These tables are designed to help you understand each fund’s financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each fund’s financial statements, is included in that fund’s annual report (see “Shareholder reports” on the back cover).

Scudder Money Market Fund

Years Ended July 31,	2004	2003	2002	2001		2000
Selected Per Share Data
Net asset value, beginning of Period	$1.00	$1.00	$1.00	$1.00		$1.00
Net investment income	.007	.011	.02	.05		.06
Distributions from net investment income	(.007)	(.011)	(.02)	(.05)		(.06)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00		$1.00

Total Return (%)	.71	1.11	2.01	5.54	^a, ^b	5.78

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in millions)	3,432	4,117	4,978	5,787		5,104
Ratio of expenses before expense reductions (%)	.43	.43	.44	.42	^c	.44
Ratio of expenses after expense reductions (%)	.43	.43	.44	.41	^c	.44
Ratio of net investment income (%)	.72	1.12	2.01	5.38		5.61

^a	Total return for the year ended July 31, 2001 includes the effect of a voluntary capital contribution from the Advisor. Without this contribution, the total return would have been lower.
^b	Total return would have been lower had certain expenses not been reduced.
^c	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 0.41% and 0.41%, respectively.

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Scudder Government & Agency Money Fund

Years Ended July 31,	2004	2003	2002	2001		2000
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00		$1.00
Net investment income	.007	.011	.02	.05		.05
Distributions from net investment income	(.007)	(.011)	(.02)	(.05)		(.05)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00		$1.00

Total Return (%)	.67	1.07	1.96	5.44	^a	5.59

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in millions)	401	503	614	751		668
Ratio of expenses before expense reductions (%)	.45	.43	.43	.41	^b	.44
Ratio of expenses after expense reductions (%)	.45	.43	.43	.40	^b	.43
Ratio of net investment income (%)	.69	1.09	1.98	5.27		5.43

^a	Total return would have been lower had certain expenses not been reduced.
^b	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 0.40% and 0.40%, respectively.

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Scudder Tax-Exempt Money Fund

Years Ended July 31,	2004	2003	2002	2001		2000
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00		$1.00
Net investment income	.006	.009	.01	.03		.04
Distributions from net investment income	(.006)	(.009)	(.01)	(.03)		(.04)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00		$1.00

Total Return (%)	.65	.92	1.43	3.50	^a	3.58

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in millions)	602	634	687	745		745
Ratio of expenses before expense reductions (%)	.41	.39	.38	.36	^b	.39
Ratio of expenses after expense reductions (%)	.41	.39	.38	.35	^b	.39
Ratio of net investment income (%)	.64	.92	1.43	3.44		3.51

^a	Total return would have been lower had certain expenses not been reduced.
^b	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 0.35% and 0.35%, respectively.

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How to Invest in the Funds

The following pages tell you how to invest in these funds and what to expect as a shareholder. If you’re investing directly with Scudder, all of this information applies to you.

If you’re investing through a “third party provider” — for example, a financial advisor or workplace retirement plan — your provider may have its own policies or instructions, and you should follow those.

Different terms also apply to investors who are using one of these funds as the core account for a Scudder MoneyPLUS AccountSM. Check your informational brochure or your account services guide.

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How to Buy Shares

Initial Investment

$1,000 or more for regular accounts

$500 or more for IRAs

$10,000 or more for a Scudder MoneyPLUS AccountSM

$50 or more with an Automatic Investment Plan ($1,500 a month for a Scudder MoneyPLUS AccountSM)

Make out your check to “Scudder Money Funds”

By mail	•	Fill out and sign an application

	•	Send the application and an investment check to: Scudder Investments, P.O. Box 219356, Kansas City, MO 64121-9356

By wire	•	Call 1-800-621-1048

	•	Fax your completed application to the representative, who will provide you with an account number

	•	Have your bank wire your investment to: Scudder Money Funds, UMB Bank of Kansas City, N.A. ABA# 1010-0069-5

	•	You will also need to provide your name and account number, along with the name and routing number for the fund of your choice:

• Scudder Money Market Fund: 98-0103-346-8

• Scudder Government & Agency Money Fund: 98-0116-259-4

• Scudder Tax-Exempt Money Fund: 98-0001-577-6

With an automatic investment plan	•	For investing directly from your bank account, paycheck or government check

	•	Call 1-800-621-1048 to set up a plan or get instructions

By exchange	•	To invest in one of these funds by selling shares in another Scudder fund, call 1-800-621-1048

On the Internet	•	If you are a current Scudder shareholder, see the instructions at www.scudder.com

Through a financial advisor	•	Contact your representative using the method that’s most convenient for you

Scudder telephone representatives are available on business days from 8 a.m. to 5 p.m. Central time. Call toll-free 1-800-621-1048.

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Additional Investment

$50 or more for regular accounts

$50 or more for IRAs

$50 or more a month with an Automatic Investment Plan

Make out your check to “Scudder Money Funds”

By mail	•	Send a check and a Scudder investment slip to: Scudder Investments, P.O. Box 219154, Kansas City, MO 64121-9154

	•	No investment slip? Enclose a letter with your name, fund and account number and your investment instructions

By wire	•	Wire your investment using the wire instructions for initial investments on the previous page

By EZ-Transfer	•	Call 1-800-621-1048 to make sure EZ-Transfer is set up on your account; if it is, you can request a transfer from your bank account of any amount between $50 and $250,000

By ScudderACCESS	•	Call 1-800-972-3060 and follow the instructions

With an automatic investment plan	•	For investing directly from your bank account, paycheck or government check

	•	Call 1-800-621-1048 to set up a plan

By exchange	•	To invest in one of these funds by selling shares in another Scudder fund, call 1-800-621-1048

On the Internet	•	See the instructions at www.scudder.com

	•	Click on “Account Access”

Through a financial advisor	•	Contact your representative using the method that’s most convenient for you

Sending an investment by express, registered, or certified mail? Use this address: Scudder Investments Service Company, 210 W. 10th Street, Kansas City, MO 64105-1614

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How to Sell Shares

Selling Shares

Some transactions, including most for over $100,000, can only be ordered in writing; for more information, see page 35

By check	•	Write a check on your account for at least $500

By phone	•	Call 1-800-621-1048 for instructions; a check will be mailed to the address of record

By	wire • Call 1-800-621-1048 to make sure that wire transfer is set up on your account; if it is, you can request a wire to your bank account

By EZ-Transfer	•	Call 1-800-621-1048 to make sure EZ-Transfer is set up on your account; if it is, you can request a transfer to your bank account of any amount between $50 and $250,000

By exchange	•	To sell shares in another Scudder fund and invest in one of these funds, call 1-800-621-1048

By mail	•	Write a letter that includes:

• the fund and account number from which you want to sell shares

• the dollar amount you want to sell

• your name(s), signature(s), and address, exactly as on your account

	•	Send the letter to: Scudder Investments, P.O. Box 219557, Kansas City, MO 64121-9557

With an automatic exchange or withdrawal plan	•	To set up regular exchanges or withdrawals among Scudder funds, call 1-800-621-1048

In a Scudder MoneyPLUS AccountSM	•	To add unlimited checkwriting and a VISAR Check Card to your account, call 1-800-621-1048 (annual fee and some transaction fees apply)

On the Internet	•	Follow the instructions at www.scudder.com

	•	Click on “Account Access”

Through a financial advisor	•	Contact your representative using the method that’s most convenient for you

Scudder telephone representatives are available on business days from 8 a.m. to 5 p.m. Central time. Call toll-free 1-800-621-1048.

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Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through securities dealers or financial advisors, check the materials you received from them because particular dealers, advisors or other intermediaries may adopt policies, procedures or limitations that are beyond those described by each fund. Please note that securities dealers or financial advisors may charge fees separate from those charged by each fund and may be compensated by the fund through the Shareholder Service Agent for the services they provide to their clients.

In order to reduce the amount of mail you receive and to help reduce fund expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial services firm or call 1-800-621-1048.

Policies about transactions

The funds are open for business each day the New York Stock Exchange (the “Exchange”) is open. Scudder Money Market Fund and Scudder Government & Agency Money Fund calculate their share price three times every business day, first at 12 p.m. Eastern time, then at 2 p.m. Eastern time and again as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). Scudder Tax-Exempt Money Fund calculates its share price at 12 p.m. Eastern time and again as of the close of regular trading on the Exchange. As noted earlier, each fund seeks to maintain a stable $1.00 share price.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

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We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by each fund then we may reject your application and order.

Each fund will not invest your purchase until all required and requested identification has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated. In addition, while we attempt to verify your identity, we may limit your ability to purchase or exchange fund shares.

If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

The funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through investment providers must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed. It is the responsibility of your financial representative to forward your order to the transfer agent in a timely manner.

Payments transmitted through the Federal Reserve Wire System are in federal funds. Check or wire orders made through other bank wire systems must be converted into federal funds, which generally may result in a one day delay in executing the order.

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Wire transactions that arrive by 2 p.m. Eastern time (12 p.m. Eastern time for Scudder Tax-Exempt Money Fund) and can be identified as an investment in a fund will receive that day’s dividend. Wire transactions received between 2 p.m. (12 p.m. Eastern time for Scudder Tax-Exempt Money Fund) and 4 p.m. Eastern time will start to accrue dividends the next business day. Investments by check will be effective at 4 p.m. Eastern time on the business day following receipt and will earn dividends the following calendar day. Orders processed through dealers or other financial services firms via Fund/SERV will be effected at the 4 p.m. Eastern time net asset value effective on the trade date. These purchases will begin earning dividends the calendar day following the payment date.

When selling shares, you’ll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 12 p.m. Eastern time and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won’t receive that day’s dividend.

ScudderACCESS, the Scudder automated telephone service, is available 24 hours a day by calling 1-800-972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and to buy and sell shares.

EZ-Transfer lets you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call or on the Internet at www.scudder.com. You’ll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed, and there is a $50 minimum. To set up EZ-Transfer on a new account, see the account application, which can also be downloaded from our Web site; to add it to an existing account, call 1-800-621-1048.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone, you can always send us your order in writing.

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If you are investing in these funds through a Scudder Money PLUS AccountSM, you have access to a number of different features and your policies and fees are different in some cases. For example, there is no minimum dollar amount on checks you write, and you can access your account using a VISAR Check Card (a debit card). For more information on the Scudder MoneyPLUS Account, its cash management features and its policies and fees, call 1-800-621-1048.

Each fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, money orders, traveler’s checks, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

Checkwriting enables you to sell fund shares by writing a check. Your investment keeps earning dividends until your check clears. Please note that you’ll be charged a $10 service fee when you write a check for less than $500. You’ll also be charged a $10 service fee when you write a check that’s larger than your available balance at the time the check is presented to us, and we will not be able to honor the check. We also cannot honor any check for more than $5,000,000, or any check written on an account on which there is a Power of Attorney. It’s not a good idea to close out an account using a check because the account balance could change between the time you write the check and the time it is processed.

Telephone and electronic transactions. Generally, you are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at 1-800-621-1048 at a later date.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to www.scudder.com.

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Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

When you ask us to send or receive a wire, please note that while we don’t charge a fee to send or receive wires, it’s possible that your bank may do so. Wire transactions are generally completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

Exchanges are a shareholder privilege, not a right: we may reject or limit any exchange order, or require a shareholder to own shares of a fund for 15 days before we process the purchase order for the other fund, particularly when there appears to be a pattern of “market timing” or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.

We do not issue share certificates.

When you want to sell more than $100,000 worth of shares, or send the proceeds to a third party or a new address, you’ll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don’t need a signature guarantee. Also, you don’t need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can’t get a signature guarantee from a notary public and we must be provided with the original guarantee.

35

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check or EZ-Transfer and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Redemption payments may also be delayed when you are selling recently purchased shares or in the event of closing of the Federal Reserve Bank’s wire payment system.

You may obtain additional information about other ways to sell your shares by contacting your financial services firm.

How the funds calculate share price

The share price is the net asset value per share, or NAV. To calculate NAV, each fund uses the following equation:

TOTAL ASSETS - TOTAL LIABILITIES	= NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you sell shares is also the NAV.

In valuing securities, we typically use amortized cost (the method used by most money market funds) to account for any premiums or discount above or below the face value of any securities each fund buys, and round the per share NAV to the nearest whole cent.

Other rights we reserve

You should be aware that we may do any of the following:

•	withdraw or suspend the offering of shares at any time

•	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

•	reject a new account application if you don’t provide any required or requested identifying information, or for other reasons

36

•	refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase or redeem fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund’s best interest or when a fund is requested or compelled to do so by governmental authority or by applicable law

•	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account; you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

•	charge you $3 a month if your balance falls below $1,000 for the last 30 days (this policy doesn’t apply to most retirement accounts or if you have an automatic investment plan)

•	pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund’s net assets, whichever is less

•	change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund’s investment minimum at any time)

•	reject or limit purchases of shares for any reason without prior notice

•	suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares

37

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund’s earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) A fund may not always pay a distribution for a given period.

The funds’ income dividends are declared daily and paid monthly to shareholders. The taxable money funds may take into account capital gains and losses in their daily dividend declarations. The funds may make additional distributions for tax purposes if necessary.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested.

For federal income tax purposes, distributions of investment income (other than “tax-exempt dividends” for the Scudder Tax-Exempt Money Fund) are taxable as ordinary income. The funds do not expect to distribute gains taxable as capital gains or as qualified dividend income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Because each fund seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell fund shares. For tax purposes, an exchange is the same as a sale.

For most shareholders, dividends from Scudder Tax-Exempt Money Fund are generally exempt from Federal income tax, and a portion of dividends from Scudder Government & Agency Money Fund are generally exempt from state and local income taxes. However, there are a few exceptions:

•	A portion of either fund’s dividends may be taxable as ordinary income if it came from investments in taxable securities, tax-exempt market discount bonds, or as the result of short-term capital gains

38

•	With respect to Scudder Tax-Exempt Money Fund, because the fund can invest in securities whose income is subject to the federal alternative minimum tax (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT. In addition, if you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in the Scudder Tax-Exempt Money Fund may have on the federal taxation of your benefits.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

39

For More Information

Shareholder reports — These include commentary from each fund’s management team about recent market conditions and the effects of a fund’s strategies on its performance. They also have detailed performance figures, a list of everything each fund owns, and its financial statements. Shareholders get these reports automatically. For more copies, call 1-800-621-1048 or visit our Web site at www.scudder.com.

Statement of Additional Information (SAI) — This tells you more about each fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call 1-800-621-1048. These documents and other information about each fund are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including the funds’ SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-942-8090.

Scudder Investments	SEC
222 South Riverside Plaza	Public Reference Section
Chicago, IL 60606-5808	Washington, D.C. 20549-0102
www.scudder.com	www.sec.gov
1-800-621-1048	1-202-942-8090

Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808	SEC File Numbers:

	Scudder Money Market Fund	811-2527

SCUDDER INVESTMENTS	Scudder Government & Agency
	Money Fund	811-2527

A Member of Deutsche Asset Management [LOGO]	Scudder Tax-Exempt Money Fund	811-2527

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SCUDDER
INVESTMENTS

Supplement to the currently effective prospectus of each of the listed funds:

Scudder YieldWise Money Fund

Scudder YieldWise Government & Agency Money Fund

Scudder YieldWise Municipal Money Fund

Deutsche Investment Management Americas Inc. (the “Advisor”), the investment advisor of the above funds, is proposing the following fund mergers as part of the Advisor’s initiative to restructure and streamline the family of Scudder funds. In the chart below, the Acquired Funds on the left are merging into the Acquiring Funds on the right.

Acquired Funds	Acquiring Funds

Scudder YieldWise Money Fund	Scudder Money Market Fund

Scudder YieldWise Government & Agency Money Fund	Scudder Government & Agency Money Fund

Scudder YieldWise Municipal Money Fund	Scudder Tax-Exempt Money Fund

Completion of each merger is subject to a number of conditions, including final approval by each participating Fund’s Board and approval by shareholders of the Acquired Funds at a shareholder meeting expected to be held within approximately the next five months. Prior to the shareholder meeting, shareholders of each Acquired Fund will receive: (i) a Prospectus/Proxy Statement describing in detail the proposed merger and the Board’s considerations in recommending that shareholders approve the merger; (ii) a proxy card(s) with which shareholders may vote on the proposed merger; and (iii) a Prospectus for the applicable Acquiring Fund.

Please Retain This Supplement for Future Reference

January 28, 2005

SCUDDER

INVESTMENTS

Scudder YieldWise Funds

Prospectus

December 1, 2004

Scudder YieldWise Money Fund

Scudder YieldWise Government & Agency Money Fund formerly, Scudder YieldWise Government Money Fund

Scudder YieldWise Municipal Money Fund

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

How the Funds Work

These funds are money funds, meaning that they seek to maintain a stable $1.00 share price to preserve the value of your investment.

Each fund takes its own approach to money market investing. Scudder YieldWise Money Fund emphasizes yield through a more diverse universe of investments, while Scudder YieldWise Government & Agency Money Fund emphasizes government securities. Scudder YieldWise Municipal Money Fund invests for income that is free from regular federal income taxes.

Remember that money funds are investments, not bank deposits. They’re not insured or guaranteed by the FDIC or any other government agency. Their share prices aren’t guaranteed, so be aware that you could lose money by investing in them.

ticker symbol fund number	SYWXX 80

Scudder YieldWise Money Fund

The Fund’s Main Investment Strategy

The fund seeks maximum current income to the extent consistent with stability of principal. The fund pursues its goal by investing exclusively in high quality, short-term securities, as well as repurchase agreements that are backed by high quality securities.

While the fund’s advisor gives priority to earning income and maintaining the value of the fund’s principal at $1.00 per share, all money market instruments, including US Government obligations, can change in value when interest rates change or an issuer’s creditworthiness changes.

The fund seeks to achieve its goal of current income by investing in high quality money market securities and maintains a dollar-weighted average maturity of 90 days or less. The fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940 (“1940 Act”). The fund follows two policies designed to maintain a stable share price:

•	Fund securities are denominated in US dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase.

•	The fund buys US Government debt obligations, money market instruments and other debt obligations that at the time of purchase:

•	have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

•	have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

•	are unrated, but are determined to be of comparable quality by the advisor; or

•	have no short-term rating, but are rated in one of the top three highest long-term rating categories, and are determined to be of comparable quality by the advisor.

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Principal investments

The fund may invest in high quality, short-term, US dollar denominated money market instruments paying a fixed, variable or floating interest rate. These include:

•	Debt obligations issued by US and foreign banks, financial institutions, corporations or other entities, including certificates of deposit, euro-time deposits, commercial paper (including asset-backed commercial paper), and notes. Securities that do not satisfy the maturity restrictions for a money market fund may be specifically structured so that they are eligible investments for money market funds. For example, some securities have features which have the effect of shortening the security’s maturity.

•	US Government securities that are issued or guaranteed by the US Treasury, or by agencies or instrumentalities of the US Government.

•	Repurchase agreements, which are agreements to buy securities at one price, with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

•	Asset-backed securities, which are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

The fund may invest more than 25% of its total assets in bank obligations. The fund may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with the portfolio managers, the credit team screens potential securities and develops a list of those that the fund may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the fund’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

5

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the fund limits the dollar-weighted average maturity of the securities held by the fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

Credit Risk. A money market instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security’s issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the fund only buys high quality securities with minimal credit risk. Also, the fund only buys securities with remaining maturities of 397 days (about 13 months) or less. This reduces the risk that the issuer’s creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation. Additionally, some securities issued by US Government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the fund invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the fund invests will not perform as expected. This could cause the fund’s returns to lag behind those of similar money market funds.

6

Repurchase Agreement Risk. A repurchase agreement exposes the fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the fund can lose money because:

•	it cannot sell the securities at the agreed-upon time and price; or

•	the securities lose value before they can be sold.

The fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

Concentration Risk. Because the fund may invest more than 25% of its total assets in bank obligations, it may be vulnerable to setbacks in that industry. Banks are highly dependent on short-term interest rates and can be adversely affected by downturns in the US and foreign economies or changes in banking regulations.

Prepayment Risk. When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high yielding bond before it comes due, the fund may have no choice but to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the fund’s income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn’t guaranteed and you could lose money by investing in the fund.

7

The Fund’s Performance History

While a fund’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the total returns for the fund have varied from year to year, which may give some idea of risk. The table shows how the fund’s returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

As of December 31, 2003, the fund’s 7-day yield was 0.62%. To learn the current 7-day yield, investors may call 1-800-621-1048 or visit the Scudder Funds Web site at www.scudder.com.

The 7-day yield, which is often referred to as the “current yield,” is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. The “total return” of the fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the fund over a given period.

Scudder YieldWise Money Fund

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1998	5.58
1999	5.09
2000	6.35
2001	4.04
2002	1.58
2003	0.89

2004 Total Return as of September 30: 0.53%

For the periods included in the bar chart:

Best Quarter: 1.63%, Q4 2000	Worst Quarter: 0.18%, Q4 2003

Average Annual Total Returns (%) as of 12/31/2003

1 Year	5 Years	Since Inception*
0.89	3.57	4.11

*	Inception: April 17, 1997

Total return for 2001 includes the effect of a voluntary capital contribution from the advisor. Without this contribution, the total return would have been lower.

Total returns since inception would have been lower if operating expenses hadn’t been reduced.

8

How Much Investors Pay

This is a no-load fund. The fund does have annual operating expenses, and as a shareholder you pay them indirectly. The fee table describes the fees and expenses that you may pay if you buy and hold shares of this fund.

Fee Table

Shareholder Fees, paid directly from your investment
Transaction fee for redemption by check or EZ-Transfer	$2.00	*
Exchange fee and transaction fee for redemption by mail, telephone or automatic exchange or withdrawal plan	$5.00	*
Transaction fee for redemption by wire	$10.00	*

Annual Operating Expenses, deducted from fund assets
Management Fee	0.44%
Distribution/Service (12b-1) Fee	None
Other Expenses**	0.12

Total Annual Operating Expenses***	0.56

*	These fees are waived for investors with an account balance of $100,000 or more. All fees are paid to the fund to offset expenses.
**	Includes costs of shareholder services, custody and similar expenses, which may vary with fund size and other factors.
***	From time to time, the advisor may voluntarily waive or reimburse certain operating expenses. This voluntary waiver or reimbursement may be terminated at any time at the option of the advisor.

Based on the costs above, this example helps you compare the fund’s expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example

1 Year	3 Years	5 Years	10 Years
$57	$179	$313	$701

9

ticker symbol fund number	SYGXX 58

Scudder YieldWise Government & Agency Money Fund formerly, Scudder YieldWise Government Money Fund

The Fund’s Main Investment Strategy

The fund seeks maximum current income to the extent consistent with stability of principal.

The fund pursues its goal by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in:

•	short-term securities that are issued or guaranteed by the US Government or its agencies or instrumentalities

•	repurchase agreements backed by obligations of such securities

While the fund’s advisor gives priority to earning income and maintaining the value of the fund’s principal at $1.00 per share, all money market instruments, including US Government obligations, can change in value when interest rates change.

The securities the fund may buy range from US Treasury obligations which are backed by the full faith and credit of the US Government, to securities of issuers such as the Federal Home Loan Bank that carry no government guarantee. The fund may invest in floating rate instruments (obligations that do not bear interest at fixed rates). The fund maintains a dollar-weighted average maturity of 90 days or less. Fund securities are denominated in US dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that reduce their maturities to 397 days or less at the time of purchase. The fund is managed in accordance with Rule 2a-7 under the 1940 Act.

10

Principal investments

The fund primarily invests in the following types of investments:

•	US Treasury bills, notes, bonds and other obligations issued by the US Government, its agencies and instrumentalities.

•	Repurchase agreements for which the fund buys securities at one price with a simultaneous agreement to sell back the securities at a future date at an agreed-upon price.

The fund may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations.

Working in consultation with the portfolio managers, the credit team screens potential securities and develops a list of those that the fund may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the fund’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the fund limits the dollar-weighted average maturity of the securities held by the fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities may vary as interest rates decrease or increase. Because of the fund’s high credit standards, its yield may be lower than the yields of money funds that do not invest primarily in US Government and agency securities.

11

Credit Risk. If a portfolio security declines in credit quality or goes into default, it could hurt the fund’s performance. Additionally, some securities issued by US Government agencies or instrumentalities are supported only by the credit of that agency or instrumentality. There is no guarantee that the US Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. Other securities are backed by the full faith and credit of the US Government.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the fund invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the fund invests will not perform as expected. This could cause the fund’s returns to lag behind those of similar money market funds.

Repurchase Agreement Risk. A repurchase agreement exposes the fund to the risk that the party that sells the securities may default on its obligation to repurchase them. In this circumstance, the fund can lose money because:

•	it cannot sell the securities at the agreed-upon time and price; or

•	the securities lose value before they can be sold.

The fund seeks to reduce this risk by monitoring the creditworthiness of the sellers with whom it enters into repurchase agreements. The fund also monitors the value of the securities to ensure that they are at least equal to the total amount of the repurchase obligations, including interest and accrued interest.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn’t guaranteed and you could lose money by investing in the fund.

12

The Fund’s Performance History

While a fund’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the total returns for the fund have varied from year to year, which may give some idea of risk. The table shows how the fund’s returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

As of December 31, 2003, the fund’s 7-day yield was 0.60%. To learn the current 7-day yield, investors may call 1-800-621-1048 or visit the Scudder Funds Web site at www.scudder.com.

The 7-day yield, which is often referred to as the “current yield,” is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. The “total return” of the fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the fund over a given period.

Scudder YieldWise Government & Agency Money Fund

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1999	5.17
2000	6.43
2001	4.03
2002	1.53
2003	0.87

2004 Total Return as of September 30: 0.51%

For the periods included in the bar chart:

Best Quarter: 1.65%, Q3 2000	Worst Quarter: 0.17%, Q4 2003

Average Annual Total Returns (%) as of 12/31/2003

1 Year	5 Years	Since Inception*
0.87	3.58	3.61

*	Inception: December 1, 1998

Total returns since inception would have been lower if operating expenses hadn’t been reduced.

13

How Much Investors Pay

This is a no-load fund. The fund does have annual operating expenses, and as a shareholder you pay them indirectly. The fee table describes the fees and expenses that you may pay if you buy and hold shares of this fund.

Fee Table

Shareholder Fees, paid directly from your investment
Transaction fee for redemption by check or EZ-Transfer	$2.00	*
Exchange fee and transaction fee for redemption by mail, telephone or automatic exchange or withdrawal plan	$5.00	*
Transaction fee for redemption by wire	$10.00	*

Annual Operating Expenses, deducted from fund assets
Management Fee	0.50%
Distribution/Service (12b-1) Fee	None
Other Expenses**	0.13

Total Annual Operating Expenses***	0.63

*	These fees are waived for investors with an account balance of $100,000 or more. All fees are paid to the fund to offset expenses.
**	Includes costs of shareholder services, custody and similar expenses, which may vary with fund size and other factors.
***	From time to time, the advisor may voluntarily waive or reimburse certain operating expenses. This voluntary waiver or reimbursement may be terminated at any time at the option of the advisor.

Based on the costs above, this example helps you compare the fund’s expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example

1 Year	3 Years	5 Years	10 Years
$64	$202	$351	$786

14

ticker symbol fund number	SYUXX 67

Scudder YieldWise Municipal Money Fund

The Fund’s Main Investment Strategy

The fund seeks maximum current income that is exempt from regular federal income taxes to the extent consistent with stability of principal.

The fund pursues its goal by normally investing at least 80% of total assets in high quality, short-term municipal securities. The income from these securities is free from regular federal income tax. Income may be subject to state and local tax and the alternative minimum tax (AMT).

This fund is designed for investors in a moderate to high tax bracket who are interested in federally tax-free income along with the liquidity and stability that a money fund is designed to offer.

While the fund’s advisor gives priority to earning income and maintaining the value of the fund’s principal at $1.00 per share, all money market instruments can change in value when interest rates change or an issuer’s creditworthiness changes.

The fund seeks to achieve its goal of current income by investing in high quality, short-term municipal obligations and maintains a dollar-weighted average maturity of 90 days or less. The fund is managed in accordance with Rule 2a-7 under the 1940 Act. The fund follows two policies designed to maintain a stable share price:

•	Fund securities are denominated in US dollars and generally have remaining maturities of 397 days (about 13 months) or less at the time of purchase. The fund may also invest in securities that have features that reduce their effective maturities to 397 days or less at the time of purchase;

•	The fund buys short-term municipal obligations that at the time of purchase:

•	have received one of the two highest short-term ratings from two nationally recognized statistical rating organizations (NRSROs);

15

•	have received one of the two highest short-term ratings from one NRSRO (if only one organization rates the security);

•	are unrated, but are determined to be of comparable quality by the advisor; or

•	have no short-term rating, but are rated in one of the top two highest long-term rating categories, and are determined to be of comparable quality by the advisor.

Principal investments

The fund primarily invests in the following types of investments:

•	Municipal trust receipts (“MTRs”). Municipal Trust Receipts are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership coupled with a conditional right to sell, or put, the holder’s interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The fund may invest up to 35% of its net assets in MTRs.

•	General obligation notes and bonds, which an issuer backs with its full faith and credit. That means the government entity will repay the bond out of its general tax revenues.

•	Revenue notes and bonds, which are payable from specific revenue sources. These are often tied to the public works project the bonds are financing, but are not generally backed by the issuer’s taxing power.

•	Tax-exempt commercial paper, which is tax-exempt obligations of borrowers that generally mature in 270 days or less.

•	Short-term municipal notes, such as tax anticipation notes, that are issued in anticipation of the receipt of tax revenues.

•	Municipal obligations, backed by letters of credit (a document issued by a bank guaranteeing the issuer’s payments for a stated amount), general bank guarantees or municipal bond insurance.

16

•	Floating rate bonds whose interest rates vary with changes in specified market rates or indexes. The fund may invest in high quality floating rate bonds with maturities of one year or more if it has the right to sell them back at their face value within 397 days of purchase.

•	Private activity bonds, which are revenue bonds that finance non-governmental activities, such as private industry construction and industrial development bonds. The fund may invest more than 25% of its total assets in industrial development bonds. Note that the interest on these bonds may be subject to local, state and federal income taxes, including the AMT.

Working in consultation with the portfolio managers, the credit team screens potential securities and develops a list of those that the fund may buy. The managers, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decide which securities on this list to buy. The managers may adjust the fund’s exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

The Main Risks of Investing in the Fund

There are several risk factors that could reduce the yield you get from the fund or make it perform less well than other investments.

Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the fund limits the dollar-weighted average maturity of the securities held by the fund to 90 days or less. Generally, the price of short-term investments fluctuates less than longer-term bonds. Income earned on floating or variable rate securities will vary as interest rates decrease or increase.

17

Credit Risk. A money market instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security’s issuer will default, or fail to meet its payment obligations. For example, industrial development bonds are typically backed by revenues from a given facility and by the credit of a private company, but are not backed by the taxing power of a municipality. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. To minimize credit risk, the fund only buys high quality securities with minimal credit risk. Also, the fund primarily buys securities with remaining maturities of 397 days (about 13 months) or less. This reduces the risk that the issuer’s creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation.

Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

Security Selection Risk. While the fund invests in short-term securities, which by their nature are relatively stable investments, the risk remains that the securities in which the fund invests will not perform as expected. This could cause the fund’s returns to lag behind those of similar money market funds.

Municipal Trust Receipts Risk. The fund’s investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the fund.

Special Tax Features. Political or legal actions could change the tax-exempt status of the fund’s dividends. Also, to the extent that the fund invests in taxable securities, a portion of its income would be subject to regular federal income taxation.

Temporary Defensive Position. In response to adverse political, economic or market events, the fund may adopt a temporary defensive position in which it places more than 100% of the fund’s assets in high quality money market investments that are subject to Federal income tax. To the extent that the fund might do so, it may not meet its goal of a high level of current tax-free income.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn’t guaranteed and you could lose money by investing in the fund.

18

The Fund’s Performance History

While a fund’s past performance isn’t necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the total returns for the fund have varied from year to year, which may give some idea of risk. The table shows how the fund’s returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

As of December 31, 2003, the fund’s taxable equivalent yield was 0.91%. To learn the current yield, investors may call 1-800-621-1048 or visit the Scudder Funds Web site at www.scudder.com.

The taxable equivalent yield demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to a fund’s tax-free yield. Yield is the income generated by a fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. The “total return” of a fund is the change in the value of an investment in the fund over a given period. Average annual returns are calculated by averaging the year-by-year returns of the fund over a given period.

Scudder YieldWise Municipal Money Fund

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1999	3.35
2000	4.29
2001	2.92
2002	1.22
2003	0.80

2004 Total Return as of September 30: 0.37%

For the periods included in the bar chart:

Best Quarter: 1.11%, Q4 2000	Worst Quarter: 0.16%, Q3 2003

Average Annual Total Returns (%) as of 12/31/2003

1 Year	5 Years	Since Inception*
0.80	2.51	2.52

*	Inception: December 1, 1998

Total returns since inception would have been lower if operating expenses hadn’t been reduced.

19

How Much Investors Pay

This is a no-load fund. The fund does have annual operating expenses, and as a shareholder you pay them indirectly. The fee table describes the fees and expenses that you may pay if you buy and hold shares of this fund.

Fee Table

Shareholder Fees, paid directly from your investment
Transaction fee for redemption by check or EZ-Transfer	$2.00	*
Exchange fee and transaction fee for redemption by mail, telephone or automatic exchange or withdrawal plan	$5.00	*
Transaction fee for redemption by wire	$10.00	*

Annual Operating Expenses, deducted from fund assets
Management Fee	0.48%
Distribution/Service (12b-1) Fee	None
Other Expenses**	0.14

Total Annual Operating Expenses***	0.62

*	These fees are waived for investors with an account balance of $100,000 or more. All fees are paid to the fund to offset expenses.
**	Includes costs of shareholder services, custody and similar expenses, which may vary with fund size and other factors.
***	From time to time, the advisor may voluntarily waive or reimburse certain operating expenses. This voluntary waiver or reimbursement may be terminated at any time at the option of the advisor.

Based on the costs above, this example helps you compare the fund’s expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5

% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.

Example

1 Year	3 Years	5 Years	10 Years
$63	$199	$346	$774

20

Other Policies and Risks

While the sections on the previous pages describe the main points of each fund’s strategy and risks, there are some other issues to know about:

•	Although major changes tend to be infrequent, each fund’s Board could change that fund’s investment goal without seeking shareholder approval. However, the policy of investing at least 80% of total assets in high quality short-term municipal securities for the Scudder YieldWise Municipal Money Fund cannot be changed without shareholder approval. The Board will provide shareholders with at least 60 days’ notice prior to making any changes to Scudder YieldWise Government & Agency Money Fund’s policy of investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in short-term securities that are issued or guaranteed by the US Government or its agencies or instrumentalities and repurchase agreements backed by these securities.

For more information

This prospectus doesn’t tell you about every policy or risk of investing in the funds.

If you want more information on a fund’s allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

21

Who Manages and Oversees the Funds

The investment advisor

Deutsche Investment Management Americas Inc. (“DeIM”), which is part of Deutsche Asset Management, is the investment advisor for each fund. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY 10154, makes each fund’s investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from each fund. Below are the actual rates paid net of waivers by each fund for the most recent fiscal year, as a percentage of each fund’s average daily net assets:

Fund Name	Fee Paid*
Scudder YieldWise Money Fund	0.42%
Scudder YieldWise Government & Agency Money Fund	0.38%
Scudder YieldWise Municipal Money Fund	0.43%

*	From time to time, the advisor may voluntarily waive or reimburse certain operating expenses. This voluntary waiver or reimbursement may be terminated at any time at the option of the advisor.

22

The portfolio managers

A group of investment professionals is responsible for the day-to-day management of each fund. These investment professionals have a broad range of experience in managing money market funds.

Regulatory and litigation matters

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds’ investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund’s investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

23

Financial Highlights

These tables are designed to help you understand each fund’s financial performance in recent years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a particular fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each fund’s financial statements, is included in that fund’s annual report (see “Shareholder reports” on the back cover).

Scudder YieldWise Money Fund

Years Ended July 31,	2004	2003	2002	2001		2000
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00		$1.00
Net investment income	.007	.012	.02	.06		.06
Less distributions from net investment income	(.007)	(.012)	(.02)	(.06)		(.06)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00		$1.00

Total Return (%)^a	.68	1.21	2.11	5.64	^b	5.88

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	354	504	701	978		930
Ratio of expenses before expense reductions (%)	.56	.51	.47	.44	^c	.47
Ratio of expenses after expense reductions (%)	.49	.38	.36	.34	^c	.34
Ratio of net investment income (%)	.68	1.23	2.15	5.49		5.72

^a	Total returns would have been lower had certain expenses not been reduced.
^b	Total return for the year ended July 31, 2001 includes the effect of a voluntary capital contribution from the Advisor. Without this contribution the total return would have been lower.
^c	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .44% and .34%, respectively.

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Scudder YieldWise Government & Agency Money Fund

Years Ended July 31,	2004	2003	2002	2001		2000
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00		$1.00
Net investment income	.006	.012	.02	.06		.06
Less distributions from net investment income	(.006)	(.012)	(.02)	(.06)		(.06)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00		$1.00

Total Return (%)^a	.64	1.16	2.09	5.67		5.94

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	101	173	248	388		385
Ratio of expenses before expense reductions (%)	.63	.65	.58	.54	^b	.63
Ratio of expenses after expense reductions (%)	.47	.37	.31	.21	^b	.10
Ratio of net investment income (%)	.65	1.18	2.16	5.55		5.87

^a	Total returns would have been lower had certain expenses not been reduced.
^b	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .53% and .21%, respectively.

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Scudder YieldWise Municipal Money Fund

Years Ended July 31,	2004	2003	2002	2001		2000
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00		$1.00
Net investment income	.005	.010	.02	.04		.04
Less distributions from net investment income	(.005)	(.010)	(.02)	(.04)		(.04)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00		$1.00

Total Return (%)^a	.54	1.03	1.63	3.86		3.96

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	184	305	352	441		257
Ratio of expenses before expense reductions (%)	.62	.55	.54	.55	^b	.69
Ratio of expenses after expense reductions (%)	.50	.30	.16	.00	^b	.00
Ratio of net investment income (%)	.55	1.03	1.64	3.76		3.98

^a	Total returns would have been lower had certain expenses not been reduced.
^b	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .55% and .00%, respectively.

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How to Invest in the Funds

The following pages tell you how to invest in these funds and what to expect as a shareholder. If you’re investing directly with Scudder, all of this information applies to you.

If you’re investing through a “third party provider” — for example, a financial advisor or workplace retirement plan — your provider may have its own policies or instructions, and you should follow those.

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How to Buy Shares

Initial Investment

$25,000 or more for regular accounts

$10,000 or more for IRAs

Make out your check to “Scudder YieldWise Funds”

By mail	• Fill out and sign an application

• Send the application and an investment check to: Scudder Investments, P.O. Box 219356, Kansas City, MO 64121-9356

By wire	• Call 1-800-621-1048

• Fax your completed application to the representative, who will provide you with an account number

• Have your bank wire your investment to: Scudder YieldWise Funds, UMB Bank of Kansas City, N.A. ABA# 1010-0069-5

• You will also need to provide your name and account number, along with the name and routing number for the fund of your choice:

• Scudder YieldWise Money Fund: 98-7083-881-8

• Scudder YieldWise Government & Agency Money Fund: 98-7096-453-8

• Scudder YieldWise Municipal Money Fund: 98-7096-455-4

By exchange	• To invest in one of these funds by selling shares in another Scudder fund, call 1-800-621-1048

On the Internet	• If you are a current Scudder shareholder, see the instructions at www.scudder.com

Through a financial advisor	• Contact your representative using the method that’s most convenient for you

Scudder telephone representatives are available on business days from 8 a.m. to 5 p.m. Central time. Call toll-free 1-800-621-1048.

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Additional Investment

$1,000 or more for regular accounts

$1,000 or more for IRAs

$500 or more a month with an Automatic Investment Plan

Make out your check to “Scudder YieldWise Funds”

By mail	• Send a check and a Scudder investment slip to: Scudder Investments, P.O. Box 219154, Kansas City, MO 64121-9154

• No investment slip? Enclose a letter with your name, fund and account number and your investment instructions

By wire	• Wire your investment using the wire instructions for initial investments on the previous page

By EZ-Transfer	• Call 1-800-621-1048 to make sure EZ-Transfer is set up on your account; if it is, you can request a transfer from your bank account of any amount between $50 and $250,000

By ScudderACCESS	• Call 1-800-972-3060 and follow the instructions

With an automatic investment plan	• For investing directly from your bank account, paycheck or government check

• Call 1-800-621-1048 to set up a plan

By exchange	• To invest in one of these funds by selling shares in another Scudder fund, call 1-800-621-1048

On the Internet	• See the instructions at www.scudder.com

• Click on “Account Access”

Through a financial advisor	• Contact your representative using the method that’s most convenient for you

Sending an investment by express, registered, or certified mail? Use this address: Scudder Investments Service Company, 210 W. 10th Street, Kansas City, MO 64105-1614

29

How to Sell Shares

Selling Shares

	Some transactions, including most for over $100,000, can only be ordered in writing; for more information, see page 35	Fee per Transaction*

By check	• Write a check on your account for at least $1,000	$2**

By phone	• Call 1-800-621-1048 for instructions; a check will be mailed to the address of record	$5

By wire	• Call 1-800-621-1048 to make sure that wire Transfer is set up on your account; if it is, you can request a wire to your bank account	$10

By EZ-Transfer	• Call 1-800-621-1048 to make sure EZ-Transfer is set up on your account; if it is, you can request a transfer to your bank account of any amount between $50 and $250,000	$2

By exchange	• To sell shares in another Scudder fund and invest in one of these funds, call 1-800-621-1048	$5

By mail	• Write a letter that includes:	$5

	• the fund and account number from which you want to sell shares

	• the dollar amount you want to sell

	• your name(s), signature(s), and address, exactly as on your account

	• Send the letter to: Scudder Investments, P.O. Box 219557, Kansas City, MO 64121-9557

With an automatic exchange or withdrawal plan	• To set up regular exchanges or withdrawals among Scudder funds, call 1-800-621-1048	$5

On the Internet	• Follow the instructions at www.scudder.com	Varies; see above

	• Click on “Account Access”

Through a financial advisor	• Contact your representative using the method that’s most convenient for you	Varies; see above

*	These fees are waived for investors with an account balance of $100,000 or more. All fees are paid to the fund to offset expenses.
**	For each check under $1,000, there is an additional $10 charge.

Scudder telephone representatives are available on business days from 8 a.m. to 5 p.m. Central time. Call toll-free 1-800-621-1048.

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Policies You Should Know About

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through securities dealers or financial advisors, check the materials you received from them because particular dealers, advisors or other intermediaries may adopt policies, procedures or limitations that are beyond those described by each fund. Please note that securities dealers or financial advisors may charge fees separate from those charged by each fund and may be compensated by the fund through the Shareholder Service Agent for the services they provide to their clients.

In order to reduce the amount of mail you receive and to help reduce fund expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial services firm or call 1-800-621-1048.

Policies about transactions

The funds charge transaction fees as noted on the previous page. This fee structure is intended to help the fund lower its annual expenses and, in doing so, to pursue higher returns. If you have an account balance of $100,000 or more, you won’t be charged these fees.

Please note that there is also a $5 fee for closing an account ($10 if you close a non-IRA account within one year of opening it). There are also fees for low balances, which are described under “Other Rights We Reserve.”

The funds are open for business each day the New York Stock Exchange (the “Exchange”) is open. Scudder YieldWise Money Fund and Scudder YieldWise Government & Agency Money Fund calculate their share price three times every business day, first at 12 p.m. Eastern time, then at 2 p.m. Eastern time and again as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). Scudder YieldWise Municipal Money Fund calculates its share price at 12 p.m. Eastern time and again as of the close of regular trading on the Exchange. As noted earlier, each fund seeks to maintain a stable $1.00 share price.

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To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

We will attempt to collect any missing required and requested information by contacting you or your financial intermediary. If we are unable to obtain this information within the time frames established by each fund then we may reject your application and order.

Each fund will not invest your purchase until all required and requested identification has been provided and your application has been submitted in “good order.” After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated. In addition, while we attempt to verify your identity, we may limit your ability to purchase or exchange fund shares.

If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

The funds generally will not accept new account applications to establish an account with a non-US address (APO/FPO and US territories are acceptable) or for a non-resident alien.

Because orders placed through investment providers must be forwarded to the transfer agent before they can be processed, you’ll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed. It is the responsibility of your financial representative to forward your order to the transfer agent in a timely manner.

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Payments transmitted through the Federal Reserve Wire System are in federal funds. Check or wire orders made through other bank wire systems must be converted into federal funds, which generally may result in a one day delay in executing the order.

Wire transactions that arrive by 2 p.m. Eastern time (12 p.m. Eastern time for Scudder YieldWise Municipal Money Fund) will receive that day’s dividend. Wire transactions received between 2 p.m. (12 p.m. Eastern time for Scudder YieldWise Municipal Money Fund) and 4 p.m. Eastern time will start to accrue dividends the next business day. Investments by check will be effective at 4 p.m. Eastern time on the business day following receipt and will earn dividends the following calendar day.

When selling shares, you’ll generally receive the dividend for the day on which your shares were sold. If we receive a sell request before 12 p.m. Eastern time and the request calls for proceeds to be sent out by wire, we will normally wire you the proceeds on the same day. However, you won’t receive that day’s dividend.

ScudderACCESS, the Scudder automated telephone service, is available 24 hours a day by calling 1-800-972-3060. You can use ScudderACCESS to get information on Scudder funds generally and on accounts held directly at Scudder. You can also use it to make exchanges and to buy and sell shares.

EZ-Transfer lets you set up a link between a Scudder account and a bank account. Once this link is in place, you can move money between the two with a phone call or on the Internet at www.scudder.com. You’ll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed, and there is a $50 minimum. To set up EZ-Transfer on a new account, see the account application which can also be downloaded from our Web site; to add it to an existing account, call 1-800-621-1048.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone, you can always send us your order in writing.

33

Each fund accepts payment for shares only in US dollars by check, bank or Federal Funds wire transfer, or by electronic bank transfer. Please note that we cannot accept cash, money orders, traveler’s checks, starter checks, third party checks, checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies.

Checkwriting enables you to sell fund shares by writing a check. Your investment keeps earning dividends until your check clears. Please note that you’ll be charged a $10 service fee when you write a check that’s larger than your available balance at the time the check is presented to us, and we will not be able to honor the check. There is a $2 fee for writing a check on accounts less than $100,000. Please note that you’ll be charged a $10 fee when you write a check for less than $1,000. We also cannot honor any check for more than $5,000,000, or any check written on an account on which there is a Power of Attorney. It’s not a good idea to close out an account using a check because the account balance could change between the time you write the check and the time it is processed.

Telephone and electronic transactions. Generally, you are automatically entitled to telephone transaction privileges but you may elect not to have them when you open your account or by contacting Shareholder Services at 1-800-621-1048 at a later date.

Since many transactions may be initiated by telephone or electronically, it’s important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Scudder Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to www.scudder.com.

34

When you ask us to send or receive a wire, please note that your bank may charge fees in addition to those charged by the funds. Wire transactions are generally completed within 24 hours. The funds can only accept and send wires of $1,000 or more and accept wires of $50 or more.

Exchanges are a shareholder privilege, not a right: we may reject or limit any exchange order, or require a shareholder to own shares of a fund for 15 days before we process the purchase order for the other fund, particularly when there appears to be a pattern of “market timing” or other frequent purchases and sales. We may also reject or limit purchase orders, for these or other reasons.

We do not issue share certificates.

When you want to sell more than $100,000 worth of shares, or send the proceeds to a third party or a new address, you’ll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don’t need a signature guarantee. Also, you don’t need a signature guarantee for an exchange, although we may require one in certain other circumstances.

A signature guarantee is simply a certification of your signature — a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can’t get a signature guarantee from a notary public and we must be provided with the original guarantee.

Selling shares of trust accounts and business or organization accounts may require additional documentation. Please contact your financial advisor for more information.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check or EZ-Transfer and that check hasn’t cleared yet (maximum delay: 10 days) or when unusual circumstances prompt the SEC to allow further delays. Redemption payments may also be delayed when you are selling recently purchased shares or in the event of the closing of the Federal Reserve Bank’s wire payment system.

You may obtain additional information about other ways to sell your shares by contacting your financial services firm.

35

How the funds calculate share price

The share price is the net asset value per share, or NAV. To calculate NAV, each fund uses the following equation:

TOTAL ASSETS - TOTAL LIABILITIES	= NAV
TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you sell shares is also the NAV.

In valuing securities, we typically use amortized cost (the method used by most money market funds) to account for any premiums or discounts above or below the face value of any securities each fund buys, and round the per share NAV to the nearest whole cent.

Other rights we reserve

You should be aware that we may do any of the following:

•	withdraw or suspend the offering of shares at any time

•	withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

•	reject a new account application if you don’t provide any required or requested identifying information, or for other reasons

•	refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase or redeem fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the fund’s best interest or when the fund is requested or compelled to do so by governmental authority or by applicable law

•	close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charges); you may be subject to gain or loss on the redemption of your fund shares and you may incur tax liability

•	charge you $1 a month if your account balance is below $10,000 for the last 30 days; (this policy doesn’t apply to most retirement accounts or if you have an automatic investment plan)

36

•	pay you for shares you sell by “redeeming in kind,” that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; a fund generally won’t make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund’s net assets, whichever is less

•	change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the fund’s investment minimum at any time)

•	reject or limit purchases of shares for any reason without prior notice

•	suspend or postpone redemptions during periods when the New York Stock Exchange is closed (other than customary closings), trading is restricted or when an emergency exists that prevents a fund from disposing of its portfolio securities or pricing its shares

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (A fund’s earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) A fund may not always pay a distribution for a given period.

The funds’ income dividends are declared daily and paid monthly to shareholders. The taxable money funds may take into account capital gains and losses in their daily dividend declarations. The funds may make additional distributions for tax purposes if necessary.

You can choose how to receive your dividends and distributions. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don’t indicate a preference, your dividends and distributions will all be reinvested.

37

For federal income tax purposes, distributions of investment income (other than “tax-exempt dividends” for the Scudder YieldWise Municipal Money Fund) are taxable as ordinary income. The funds do not expect to distribute gains taxable as capital gains or as qualified dividend income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Because each fund seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell fund shares. For tax purposes, an exchange is the same as a sale.

For most shareholders, dividends from Scudder YieldWise Municipal Money Fund are generally exempt from Federal income tax, and a portion of dividends from Scudder YieldWise Government & Agency Money Fund are generally exempt from state and local income taxes. However, there are a few exceptions:

•	A portion of either fund’s dividends may be taxable as ordinary income if it came from investments in taxable securities, tax-exempt market discount bonds, or as the result of short- or long-term capital gains.

•	With respect to Scudder YieldWise Municipal Money Fund, because the fund can invest in securities whose income is subject to the federal alternative minimum tax (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT. In addition, if you receive social security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in the Scudder YieldWise Municipal Money Fund may have on the federal taxation of your benefits.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Your fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

38

Notes

For More Information

Shareholder reports — These include commentary from each fund’s management team about recent market conditions and the effects of a fund’s strategies on its performance. They also have detailed performance figures, a list of everything each fund owns, and its financial statements. Shareholders get these reports automatically. For more copies, call 1-800-621-1048 or visit our Web site at www.scudder.com.

Statement of Additional Information (SAI) — This tells you more about each fund’s features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it’s legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call 1-800-621-1048. These documents and other information about each fund are available from the EDGAR Database on the SEC’s Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including the funds’ SAI, at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-942-8090.

Scudder Investments	SEC
222 South Riverside Plaza	Public Reference Section
Chicago, IL 60606-5808	Washington, D.C. 20549-0102
www.scudder.com	www.sec.gov
1-800-621-1048	1-202-942-8090

Distributor

Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808	SEC File Numbers: Scudder YieldWise Money Fund	811-8047

SCUDDER INVESTMENTS	Scudder YieldWise Government & Agency Money Fund	811-8047

A Member of Deutsche Asset Management [LOGO]	Scudder YieldWise Municipal Money Fund	811-8047

STATEMENT OF ADDITIONAL INFORMATION

SCUDDER MONEY FUNDS

SCUDDER MONEY MARKET FUND

SCUDDER GOVERNMENT & AGENCY MONEY FUND

SCUDDER TAX-EXEMPT MONEY FUND

222 S. Riverside Plaza

Chicago, Illinois 60606

This statement of additional information is not a prospectus, but should be read in conjunction with the Prospectus /Proxy Statement dated                  , 2005 for the Joint Special Meeting of Shareholders of Scudder YieldWise Money Fund, Scudder YieldWise Government & Agency Money Fund and Scudder YieldWise Municipal Money Fund (“YieldWise Funds”), each a series of Scudder YieldWise Funds, to be held on May 26, 2005, into which this statement of additional information is hereby incorporated by reference. Copies of the Prospectus /Proxy Statement may be obtained at no charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, (800) 621-1048, or from the firm from which this statement of additional information was obtained and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov). Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

Further information about the Scudder Money Funds is contained in the Funds’ combined statement of additional information (“SAI”) dated December 1, 2004, as supplemented from time to time, which is attached to this statement of additional information. The audited financial statements and related independent accountant’s report for the Scudder Money Funds contained in the Annual Report for the fiscal year ended July 31, 2004 and the unaudited financial statements contained in the Semi-annual Report for the six-month period ended January 31, 2005 are incorporated herein by reference insofar as they relate to the Funds’ participation in the mergers. No other parts of the Annual or Semi-annual Reports are incorporated by reference.

The unaudited pro forma financial statements, attached hereto, are intended to present the financial condition and related results of operations of the Scudder Money Funds and the YieldWise Funds as if the mergers had been consummated on January 31, 2004, unless otherwise indicated.

Further information about the YieldWise Funds is contained in the combined statement of additional information dated December 1, 2004, as supplemented from time to time.

The date of this statement of additional information is                     , 2005.

PRO FORMAS

[TO COME]

(UNAUDITED)

Supplement to the currently effective Statement of Additional Information of each of the listed funds:

Scudder Money Funds

Scudder Government & Agency Money Fund
Scudder Money Market Fund

The following information replaces similar language in the “Purchase and Redemption of Shares” section of the fund’s Statement of Additional Information:

Scudder Distributors, Inc. (SDI) may in its discretion compensate investment dealers or other financial services firms in connection with the sale of shares of a Fund with the following compensation schedule up to the following amounts:

Compensation Schedule (1)
Amount of Shares Sold	As a Percentage of Net Asset Value
Up to $15 million	0.15%

(1)	The Compensation Schedule applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system maintained by ADP, Inc. for Scudder-branded plans under an alliance with SDI and its affiliates.

Please Retain This Supplement for Future Reference

March 1, 2005

SCUDDER

INVESTMENTS

Supplement to the currently effective Statement of Additional Information of each of the listed funds:

Scudder Money Funds
Cash Account Trust	Investors Cash Trust	Scudder Government & Agency Money Fund
Government & Agency Securities Portfolio		Scudder Money Market Fund
Money Market Portfolio	Government & Agency Securities Portfolio	Scudder Tax-Exempt Money Fund
Tax-Exempt Portfolio	Treasury Portfolio	Scudder Money Market Series
Cash Equivalent Fund	Investors Municipal Cash Fund	Scudder Tax Free Money Fund
Government & Agency Securities Portfolio		Scudder US Treasury Money Fund
Money Market Portfolio	Investors Florida Municipal Cash Fund	Scudder YieldWise Funds
Tax-Exempt Portfolio	Investors Michigan Municipal Cash Fund	Scudder YieldWise Government & Agency Money Fund
Cash Management Fund Institutional	Investors New Jersey Municipal Cash Fund
Cash Management Fund Investment	Investors Pennsylvania Municipal Cash Fund	Scudder YieldWise Money Fund
Cash Reserve Fund, Inc.		Scudder YieldWise Municipal Money Fund
Prime Series	Tax-Exempt New York Money Market Fund	Tax Free Money Fund Investment
Treasury Series	Money Market Fund Investment	Tax-Exempt California Money Market Fund
Tax-Free Series		Treasury Money Fund Institutional
Cash Reserves Fund Institutional	NY Tax Free Money Fund Investment	Treasury Money Fund Investment
Daily Assets Fund Institutional
Scudder Cash Investment Trust
Scudder Cash Reserves Fund

The following supplements the “Investment Restrictions” section of each fund’s Statement of Additional Information:

The Fund’s complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the Fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The Fund does not disseminate nonpublic information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

The Fund’s procedures permit nonpublic portfolio holdings information to be shared with affiliates of DeAM, Inc. subadvisors, custodians, independent registered public accounting firms, securities lending agents and other service providers to the Fund who require access to this information to fulfill their duties to the Fund, subject to the requirements described below. This information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, such as Lipper, or other entities if the Fund has a legitimate business purpose in providing the information sooner than 16 days after month-end or on a more frequent basis, as applicable, subject to the requirements described below.

Prior to any disclosure of the Fund’s nonpublic portfolio holdings information to the foregoing types of entities or persons, a person authorized by the Fund’s Trustees/Directors must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and agrees not to disclose, trade or make any investment recommendation based on the information received. Periodic reports regarding these procedures will be provided to the Fund’s Trustees/Directors.

The following information replaces the disclosure in the funds’ statements of additional information regarding the Advisor’s policies with respect to its selection of brokers and dealers to execute the purchase and sale of the funds’ portfolio securities, the allocation of trades among the funds and the use of brokers that are affiliated with the Advisor appearing under one of the following captions: “Portfolio Transactions and Brokerage Commissions,” “Fund Transactions and Brokerage Commissions,” “Portfolio Transactions,” “Fund Transactions,” “Portfolio Transactions—Brokerage,” “Brokerage Commissions,” “Brokerage,” and “Portfolio Transactions—Portfolio Transactions of the Underlying Funds.” Other disclosure appearing under those captions, including the amount of brokerage commissions paid by a fund during the three most recent fiscal years, the amount of brokerage commissions directed for research during a fund’s most recent fiscal year, the amount of brokerage commissions paid to affiliated brokers during a fund’s three most recent fiscal years and a fund’s holdings of securities issued by its regular brokers and dealers as of the end of the fund’s most recent fiscal year, is not affected by this supplement.

PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages the fund’s investments, references in this section to the “Advisor” should be read to mean the Sub-Advisor.

The policy of the Advisor in placing orders for the purchase and sale of securities for the funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the funds to their customers. However, the Advisor does not consider sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the funds as a factor in the selection of broker-dealers to execute portfolio transactions for the funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for a fund, to cause the fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services. The Advisor, however, does not as a matter of policy execute transactions with broker-dealers for the fund in order to obtain research from such broker-dealers that is prepared by third parties (i.e., “third party research”). However, the Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, obtain proprietary research prepared by the executing broker-dealer in connection with a transaction or transactions through that broker-dealer (i.e., “proprietary research”). Consistent with the Advisor’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of proprietary research in selecting the broker-dealer to execute the trade. Proprietary research provided by broker-dealers may include, but is not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Proprietary research is typically received in the form of written reports, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

In reliance on Section 28(e) of the 1934 Act, the Advisor may also select broker-dealers and obtain from them brokerage services in the form of software and/or hardware that is used in connection with executing trades. Typically, this computer software and/or hardware is used by the Advisor to facilitate trading activity with those broker-dealers.

Proprietary research and brokerage services received from a broker-dealer chosen to execute a particular trade may be useful to the Advisor in providing services to clients other than the fund making the trade, and not all such information is used by the Advisor in connection with such fund. Conversely, such information provided to the Advisor by broker-dealers through which other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the fund.

The Advisor will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services, whether proprietary or third party.

Investment decisions for each fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the fund.

Deutsche Bank AG or one of its affiliates (or in the case of a sub-adviser, the sub-adviser or one of its affiliates) may act as a broker for the funds and receive brokerage commissions or other transaction-related compensation from the funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the funds’ Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Please Retain This Supplement for Future Reference

February 4, 2005

SCUDDER MONEY FUNDS

Scudder Money Market Fund

Scudder Government & Agency Money Fund

formerly, Scudder Government Money Fund

Scudder Tax-Exempt Money Fund

STATEMENT OF ADDITIONAL INFORMATION

December 1, 2004

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus for the Funds dated December 1, 2004, as amended from time to time, a copy of which may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which this Statement of Additional Information was obtained.

The Annual Report to Shareholders of each Fund, dated July 31, 2004, accompanies this Statement of Additional Information. It is incorporated by reference and is hereby deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the prospectus.

This combined Statement of Additional Information contains information about Scudder Money Market Fund (the “Money Market Fund”), Scudder Government & Agency Money Fund (the “Government & Agency Money Fund”) and Scudder Tax-Exempt Money Fund (the “Tax-Exempt Money Fund”) (individually, a “Fund” and collectively, the “Funds”) each a series of Scudder Money Funds (the “Trust”).

INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Fund’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund’s objective will be met.

Each Fund has elected to be classified as a diversified series of an open-end management investment company.

A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

As a matter of fundamental policy, each Fund may not:

(1)	Borrow money, except as permitted under the Investment Company Act of 1940, as amended (the “1940 Act”) and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)	Issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)	Concentrate its investments in a particular industry, as the term is used in the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time (Money Market Fund’s concentration in the banking industry is described on page 2);

(4)	Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)	Purchase or sell real estate, which does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

(6)	Purchase physical commodities or contracts relating to physical commodities;

(7)	Make loans except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

With regard to investment restriction (3) above, for Money Market Fund, for purposes of determining the percentage of Money Market Fund’s total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified separately, based on standard classifications utilized by ratings agencies, currently consisting of the following: securities arbitrage programs, multi-seller programs, single-seller programs and special investment vehicles.

Government & Agency Money Fund and the Tax-Exempt Money Fund have no current intention of making loans as permitted in investment restriction (7) noted above.

If a Fund adheres to a percentage restriction at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. Tax-Exempt Money Fund may invest more than 25% of its total assets in industrial development bonds.

The following policies are non-fundamental, and may be changed or eliminated for a Fund by the Board of Trustees of the Trust without a vote of that Fund’s shareholders. Each Fund may not:

(1)	Borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes;

(2)	Lend portfolio securities in an amount greater than 5% of its total assets;

(3)	Invest more than 10% of net assets in illiquid securities.

(4)	(Money Market Fund and Government & Agency Money Fund only) Invest more than 10% of total assets in non-affiliated registered investment companies.

Money Market Fund

Money Market Fund seeks maximum current income to the extent consistent with stability of principal. The Fund pursues its objective by investing exclusively in the following types of US Dollar denominated money market instruments that mature in no more than 397 days:

•	Obligations of, or guaranteed by, the US Government, its agencies or instrumentalities.

•	Bank certificates of deposit, time deposits or bankers’ acceptances of US banks (including their foreign branches), Canadian chartered banks and foreign banks (including their US branches).

•	Commercial paper obligations rated A-1 or A-2 by Standard & Poor’s Corporation (“S&P”) or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”) or issued by companies with an unsecured debt issue outstanding currently rated Aa by Moody’s or AA by S&P or higher and investments in other corporate obligations such as publicly traded bonds, debentures and notes rated Aa by Moody’s or AA by S&P or higher. For a description of these ratings, see “Appendix — Ratings of Investments” herein.

•	Repurchase agreements of obligations that are suitable for investment under the categories set forth above. Repurchase agreements are discussed below.

To the extent Money Market Fund purchases Eurodollar certificates of deposit issued by London branches of US banks, or commercial paper issued by foreign entities, consideration will be given to their marketability, to possible restrictions on international currency transactions and to regulations imposed by the domicile country of the foreign issuer. Eurodollar certificates of deposit are not subject to the same regulatory requirements as certificates issued by US banks and associated income may be subject to the imposition of foreign taxes.

Money Market Fund may concentrate more than 25% of its assets in bank certificates of deposit or banker’s acceptances of US banks in accordance with its investment objective and policies. Accordingly, the Fund may be more adversely affected by changes in market or economic conditions and other circumstances affecting the banking industry than it would be if the Fund’s assets were not so concentrated. The Fund will not change this policy without a vote of shareholders.

Government & Agency Money Fund

Government & Agency Money Fund seeks maximum current income to the extent consistent with stability of principal. The Fund pursues its objective by investing exclusively in the following securities that mature in no more than 397 days:

•	US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US Government, its agencies or instrumentalities.

•	Repurchase agreements of the obligations described above.

Some securities issued by US Government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, such as those issued by the Federal Home Loan Bank, and others are backed by the full faith and credit of the US Government. The US Government guarantee of the securities owned by the Fund, however, does not guarantee the net asset value of its shares, which the Fund seeks to maintain at $1.00 per share. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the US Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Tax-Exempt Money Fund

Tax-Exempt Money Fund seeks maximum current income that is exempt from federal income taxes to the extent consistent with stability of principal. The Fund pursues its objective primarily through a professionally managed, diversified portfolio of short-term high quality tax-exempt municipal obligations.

Under normal market conditions, at least 80% of the Fund’s total assets will, as a fundamental policy, be invested in obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from regular federal income tax and from the federal Alternative Minimum Tax (AMT) (“Municipal Securities”). In compliance with the position of the staff of the Securities and Exchange Commission, the Fund does not consider “private activity” bonds as Municipal Securities for purposes of the 80% limitation. This is a fundamental policy so long as the staff maintains its position, after which it would become non-fundamental.

Dividends representing net interest income received by Tax-Exempt Money Fund on Municipal Securities will be exempt from regular federal income tax when distributed to the Fund’s shareholders. Such dividend income may be subject to state and local taxes. Because the Fund can invest up to 20% of its assets in securities whose income is subject to AMT, a shareholder who is subject to AMT may owe taxes on a portion of the Fund’s dividends. See “Taxes.” The Fund’s assets will generally consist of Municipal Securities, temporary investments as described below and cash. The Fund considers short-term Municipal Securities to be those that mature in no more than 397 days.

Tax-Exempt Money Fund will invest only in Municipal Securities which at the time of purchase:

•	are rated within the two highest ratings for Municipal Securities (Aaa or Aa) assigned by Moody’s, (AAA or AA) assigned by S&P, (AAA or AA) assigned by Fitch, or (AAA or AA) or any other nationally recognized statistical rating organization (“NRSRO”) as determined by the Securities and Exchange Commission are rated within the two highest ratings for Municipal Securities (Aaa or Aa) assigned by Moody’s or (AAA or AA) assigned by S&P;

•	are guaranteed or insured by the US Government as to the payment of principal and interest;

•	are fully collateralized by an escrow of US Government securities acceptable to the Fund’s investment advisor;

•	have at the time of purchase a Moody’s short-term municipal securities rating of MIG-2 or higher or a municipal commercial paper rating of P-2 or higher, or S&P’s municipal commercial paper rating of A-2 or higher, or Fitch’s municipal commercial paper rating of F-2 or higher, or a rating within the two highest categories of any other NRSRO as determined by the Securities and Exchange Commission;

•	are unrated, if longer term Municipal Securities of that issuer are rated within the two highest rating categories by Moody’s, S&P, Fitch or any other NRSRO as determined by the Securities and Exchange Commission; are unrated, if longer term Municipal Securities of that issuer are rated within the two highest rating categories by Moody’s or S&P; or

•	are determined to be at least equal in quality to one or more of the above ratings in the discretion of the Fund’s investment advisor.

In seeking to achieve its investment objective, Tax-Exempt Money Fund may invest more than 25% of its assets in Municipal Securities that are industrial development bonds. Moreover, although the Fund does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities that are repayable out of revenue streams generated from economically related projects or facilities, if such investment is deemed necessary or appropriate by the Fund’s investment advisor. To the extent that the Fund’s assets are concentrated in Municipal Securities payable from revenues on economically related projects and facilities, the Fund will be subject to the risks presented by such projects to a greater extent than it would be if the Fund’s assets were not so concentrated.

From time to time, as a defensive measure or when acceptable short-term Municipal Securities are not available, Tax-Exempt Money Fund may invest in taxable “temporary investments” which include:

•	obligations of the US Government, its agencies or instrumentalities;

•	debt securities rated within the two highest grades by Moody’s or S&P;

•	commercial paper rated in the two highest grades by either of such rating services;

•	certificates of deposit of domestic banks; and

•	repurchase agreements of the obligations described above (repurchase agreements are discussed below).

Interest income from temporary investments is taxable to shareholders as ordinary income. Although the Fund is permitted to invest in taxable securities, it is the Fund’s primary intention to generate income dividends that are not subject to federal income taxes. See “Taxes.” For a description of the ratings, see “Appendix — Ratings of Investments.”

A Fund will not purchase illiquid securities, including time deposits and repurchase agreements maturing in more than seven days, if, as a result thereof, more than 10% of such Fund’s net assets valued at the time of the transaction would be invested in such securities. If a Fund holds a material percentage of its assets in illiquid securities, there may be a question concerning the ability of such Fund to make payment within seven days of the date its shares are tendered for redemption. Securities and Exchange Commission (“SEC”) guidelines provide that the usual limit on aggregate holdings by a money market fund of illiquid assets is 10% of its net assets. Each Fund’s Advisor monitors holdings of illiquid securities on an ongoing basis and will take such action as it deems appropriate to help maintain adequate liquidity.

Master/Feeder Fund Structure. The Board of Trustees has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

INVESTMENT POLICIES AND TECHNIQUES

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage are meant to describe the spectrum of investments that the Advisor in its discretion might, but is not required to, use in managing each Fund’s portfolio assets. The Advisor, may in its discretion at any time employ such practice, technique or instrument for one or more Funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Funds, but, to the extent employed, could from time to time have a material impact on a Fund’s performance. It is possible that certain investment practices and techniques described below may not be permissible for a Fund based on its investment restrictions, as described herein, and in the Funds’ applicable prospectus.

Asset-Backed Securities. Asset-backed securities may include pools of mortgages (“mortgage-backed securities”), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. For purposes of determining the percentage of a fund’s total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified separately. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the funds to dispose of any then existing holdings of such securities.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers’ acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. A fund may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although a fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

Borrowing. As a matter of fundamental policy, each Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While the Trust’s Board of Trustees does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future, it would increase the Funds’ volatility and the risk of loss in a declining market. Borrowing by a Fund will involve special risk considerations. Although the principal of a Fund’s borrowings will be fixed, a Fund’s assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

As a matter of non-fundamental policy, each Fund may not borrow money in an amount greater than 5% of total assets, except for temporary or emergency purposes.

Certificates of Deposit and Bankers’ Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Banker’s acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to the fund’s limitation on investments in illiquid securities.

Certificates of Participation. A fund may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives the fund an undivided interest in the Municipal Security in the proportion that the fund’s interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of

Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The fund’s Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by the fund. It is anticipated by the fund’s Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling the fund to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, the fund intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

Commercial Paper. Subject to its investment objectives and policies, a fund may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A fund also may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Trust’s Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the fund on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.

Funding Agreements. Funding agreements are contracts issued by insurance companies that provide investors the right to receive a variable rate of interest and the full return of principal at maturity. Funding agreements also include a put option that allows a fund to terminate the agreement at a specified time to the insurance company prior to maturity. Funding agreements generally offer a higher yield than other variable securities with similar credit ratings. The primary risk of a funding agreement is the credit quality of the insurance company that issues it. Funding agreements are considered “illiquid” securities and will count towards a fund’s limit on investing in illiquid securities.

Illiquid Securities and Restricted Securities. A fund may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The Funds’ Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a fund may be required to bear all or part of the registration expenses. A fund may be deemed to be an “underwriter” for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, a fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a fund’s decision to sell a restricted or illiquid security and the point at which a fund is permitted or able to sell such security, a fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a fund.

Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously issued bonds of these types and certain refundings of such bonds are not affected. For the purposes of a fund’s investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

Interfund Borrowing and Lending Program. The Trust, on behalf of each Fund, has received exemptive relief from the SEC, which permits the Funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Funds are actually engaged in borrowing through the interfund lending program, the Funds, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging).

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of a fund may be used for letter of credit backed investments.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. The Funds effect sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of their responsibilities under Rule 2a-7 of the 1940 Act, the Trust’s Board has approved policies established by the Funds’ Advisor reasonably calculated to prevent each fund’s net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Trust’s Board will periodically review the Advisor’s operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in each Fund’s portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of a fund will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

Securities eligible for investment by a fund are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the highest short-term rating category by at least two rating services (or by one rating service, if no other rating agency has issued a rating with respect to that security). These securities are known as “first tier securities.” Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as “second tier securities.” Each fund will not invest more than 5% of its total assets in the securities of a single issuer, other than the US Government. A fund may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although the fund may not make more than one such investment at any time during such period. A fund may not invest more than 5% of its total assets in securities which were second tier securities when acquired by the fund. Further, a fund may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by the fund.

The assets of each fund consist entirely of cash items and investments having a stated maturity date of 397 calendar days or less from the date of purchase (including investment in repurchase agreements, in which case maturity is measured by the repurchase date, without respect to the maturity of the obligation). The portfolio of each Fund will be managed so that the average maturity of all instruments (on a dollar-weighted basis) will be 90 days or less. The average maturity of a fund will vary according to the management’s appraisal of money market conditions.

Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable rate or fixed rate.

A fund may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of the fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular fund. A fund has the right to sell the participation back to the bank after seven days’ notice for the full principal amount of the fund’s interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to the fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from the fund in connection with the arrangement. A fund will not purchase participation interests unless in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Advisor, the interest from such participations is exempt from regular federal income tax and state income tax for the fund.

A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover the fund’s original investment.

Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of a fund’s limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by a fund may be determined by the Advisor to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a fund.

A fund may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide a fund with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide the fund with the right to demand payment, on not more than seven days’ notice, of all or any part of such fund’s participation interest in the underlying municipal lease obligation, plus accrued interest.

Municipal Securities, such as industrial development bonds, are issued by or on behalf of public authorities to obtain funds for purposes including privately operated airports, housing, conventions, trade shows, ports, sports, parking or pollution control facilities or for facilities for water, gas, electricity or sewage and solid waste disposal. Such obligations, which may include lease arrangements, are included within the term Municipal Securities if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although current federal tax laws place substantial limitations on the size of such issues.

Municipal Securities which the funds may purchase include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer-term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or “Ginnie Mae” (the Government National Mortgage Association) at the end of the project construction period. Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. A fund may purchase other Municipal Securities similar to the foregoing, which are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

A fund will invest only in Municipal Securities that at the time of purchase: (a) are rated within the two highest-ratings for Municipal Securities assigned by Moody’s (Aaa or Aa) or assigned by S&P (AAA or AA); (b) are guaranteed or insured by the US Government as to the payment of principal and interest; (c) are fully collateralized by an escrow of US Government securities acceptable to the funds’ Advisor; (d) have at the time of purchase Moody’s short-term Municipal Securities rating of MIG-2 or higher or a municipal commercial paper rating of P-2 or higher, or S&P’s municipal commercial paper rating of A-2 or higher; (e) are unrated, if longer term Municipal Securities of that issuer are rated within the two highest rating categories by Moody’s or S&P; or (f) are determined to be at least equal in quality to one or more of the above ratings in the discretion of the fund’s Advisor. See “Appendix” for a more detailed discussion of the Moody’s and S&P ratings outlined above. In addition, the funds limit their investments to securities that meet the quality requirements of Rule 2a-7 under the 1940 Act. See “Net Asset Value.”

Dividends representing net interest income received by a fund on Municipal Securities will be exempt from federal income tax when distributed to the fund’s shareholders. Such dividend income may be subject to state and local taxes. The fund’s assets will consist of Municipal Securities, taxable temporary investments as described below and cash. A fund considers short-term Municipal Securities to be those that mature in 397 calendar days or less. Examples of Municipal Securities that are issued with original maturities of one year or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds, warrants and tax-free commercial paper.

Municipal Securities generally are classified as “general obligation” or “revenue” issues. General obligation bonds are secured by the issuer’s pledge of its full credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Industrial development bonds held by a fund are in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer, and do not constitute the pledge of the credit of the issuer of such bonds. Among other types of instruments, a fund may purchase tax-exempt commercial paper, warrants and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues. A fund may invest in short-term “private activity” bonds.

The Federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or Federal law that ultimately could affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

Municipal Trust Receipts. The Tax-Exempt Portfolio may invest up to 35% of its net assets in municipal trust receipts (“MTRs”). MTRs are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership, coupled with a conditional right to sell, or put, the holder’s interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR would be considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The Fund’s investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Fund. While the Fund expects to benefit from a legal opinion to the effect that the income from an MTR is tax exempt to the same extent as the underlying bond, the Internal Revenue Service (the “IRS”) has not issued a ruling on this subject. In the event the IRS issues an adverse ruling, there is a risk that the interest paid on such MTRs would be deemed taxable.

Repurchase Agreements. A fund may invest in repurchase agreements, which are instruments under which a fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during a fund’s holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.

A fund may enter into repurchase agreements with any member bank of the Federal Reserve System or any domestic broker/dealer which is recognized as a reporting Government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Advisor to be at least as high as that of other obligations the fund may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody’s, S&P or Duff.

A repurchase agreement provides a means for a fund to earn taxable income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the fund) “acquires a security (Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the fund together with the repurchase price on the date of repurchase. In either case, the income to the fund (which is taxable) is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by that fund or as being collateral for a loan by the fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterized the transaction as a loan and the fund has not perfected an interest in the Obligation, the fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund is at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the fund may incur a loss if the proceeds to the fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the fund will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.

Securities Backed by Guarantees. A fund may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund’s ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a fund and affect its share price.

Stand-by Commitments. A stand-by commitment is a right acquired by a fund, when it purchases a municipal obligation from a broker, dealer or other financial institution (“seller”), to sell up to the same principal amount of such securities back to the seller, at the fund’s option, at a specified price. Stand-by commitments are also known as “puts.” The exercise by the fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by commitments acquired by a fund will have the following features: (1) they will be in writing and will be physically held by the fund’s custodian; (2) the fund’s right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor’s opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) the fund’s acquisition cost (excluding any accrued interest which the fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period the fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

A fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a “fair value” of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where a fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

The Advisor understands that the Internal Revenue Service (the “Service”) has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A fund intends to take the position that it owns any municipal obligations acquired subject to a Stand-by Commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case.

Third Party Puts. A fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing the fund at specified intervals to tender (or “put”) the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond’s tax-exempt status, the put option will terminate automatically, the risk to the fund will be that of holding such a long-term bond and the weighted average maturity of the fund’s portfolio would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a fund, the fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage the fund’s portfolio in a manner designed to minimize any adverse impact from these investments.

US Government Securities. There are two broad categories of US Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include “zero coupon” securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the US Government Securities in the fund’s portfolio does not guarantee the net asset value of the shares of the fund. There are market risks inherent in all investments in securities and the value of an investment in the fund will fluctuate over time. Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of the fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of the fund and may even result in losses to the fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of the fund’s average portfolio maturity. As a result, the fund’s return may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities. A fund may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that “float” continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank’s prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities (“Variable Rate Demand Securities”) have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. A fund determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows a fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

When-Issued Securities. A fund may purchase and sell securities on a when-issued or delayed delivery basis. A when-issued or delayed delivery transaction arises when securities are bought or sold for future payment and delivery to secure what is considered to be an advantageous price and yield to the fund at the time it enters into the transaction. In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, the fund will consider them to have been purchased on the date when it committed itself to the purchase.

A security purchased on a when-issued basis, like all securities held by the fund, is subject to changes in market value based upon changes in the level of interest rates and investors’ perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore if, in order to achieve higher interest income, the fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the fund’s assets will vary from $1.00 per share because the value of a when-issued security is subject to market fluctuation and no interest accrues to the purchaser prior to settlement of the transaction.

The fund will only make commitments to purchase Municipal Securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the fund reserves the right to sell these securities before the settlement date if deemed advisable. The sale of these securities may result in the realization of gains that are not exempt from federal income tax.

MANAGEMENT OF THE FUNDS

Investment Advisor. On April 5, 2002, Zurich Scudder Investments, Inc. (“Scudder”), the investment advisor for each fund, was acquired by Deutsche Bank AG. Upon the closing of this transaction, Scudder became part of Deutsche Asset Management (“DeAM”) and changed its name to Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”). DeIM, which is part of Deutsche Asset Management, is the investment advisor for each Fund. Under the supervision of the Board of Trustees of the Trust, DeIM, with headquarters at 345 Park Avenue, New York, New York 10154, makes each Fund’s investment decisions, buys and sells securities for the Funds and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Funds’ Advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is one of the most experienced investment counsel firms in the US. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the US investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company (“Zurich”) acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder’s name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, the Advisor changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of Scudder, not including certain UK operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG.

The Advisor manages each Fund’s daily investment and business affairs subject to the policies established by the Trust’s Board of Trustees. The Trustees have overall responsibility for the management of each Fund under Massachusetts law.

Pursuant to an investment management agreement with each Fund, the Advisor acts as each Fund’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more Funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor’s duties.

Today the Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor’s clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor’s international investment management team travels the world researching hundreds of companies. In selecting securities in which a Fund may invest, the conclusions and investment decisions of the Advisor with respect to a Fund are based primarily on the analyses of its own research department.

In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.

The present investment management agreement for each Fund (the “Agreement”) was approved by the Trustees on February 4, 2002 and became effective on April 5, 2002. The Agreement, last approved by the Trustees on September 24, 2004, will continue in effect until September 30, 2005, and continue from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Trust (“Independent Trustees” or “Non-Interested Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust’s Trustees or of a majority of the outstanding voting securities of each Fund.

The Agreement may be terminated at any time without payment of penalty by either party on sixty days’ written notice and automatically terminate in the event of its assignment.

Under the Agreement, the Advisor regularly provides each Fund with continuing investment management for each Fund’s portfolio consistent with each Fund’s investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Fund’s assets shall be held uninvested, subject to the Trust’s Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”) and to each Fund’s investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Fund.

The Trust, on behalf of the Funds, pays the Advisor an advisory fee at the annual rate of 0.50% of the first $215 million of the combined average daily net assets of each Fund, 0.375% of the next $335 million of combined net assets, 0.30% of the next $250 million of combined net assets and 0.25% of combined average daily net assets of each Fund over $800 million. The fee is payable monthly, provided that each Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of each Fund and unpaid.

The advisory fees paid by each Fund for its last three fiscal years are shown in the table below.

Fund	2004	2003	2002
Money Market Fund	$10,186,555	$12,089,174	$14,350,696
Government & Agency Money Fund	$1,209,944	$1,508,579	$1,848,680
Tax-Exempt Money Fund	$1,654,412	$1,795,355	$1,920,212

Under its investment management agreement a Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of a Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. A Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. A Fund is also responsible for its expenses of shareholders’ meetings, the cost of responding to shareholders’ inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Fund with respect thereto.

In reviewing the terms of the Agreement and in discussions with the Advisor concerning the Agreements, the Trustees of the Trust who are not “interested persons” of the Advisor are represented by independent counsel at the Funds’ expense.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Funds’ custodian bank. It is the Advisor’s opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

Board Considerations in Connection with Annual Renewal of Investment Management Agreement. The Board of Trustees approved the renewal of the Funds’ advisory contract at a meeting held on September 23 and 24, 2004. As part of the annual contract review process, commencing in July, 2004, the Board, as a whole, the Independent Trustees, separately, and the Funds’ Oversight Committee met on several occasions to consider the renewal of the Funds’ investment management agreement. The Oversight Committee initially analyzed and reviewed extensive materials, requested and received responses from the Advisor and received advice from independent legal counsel. The Independent Trustees also retained an independent consultant to evaluate the appropriateness of the groupings used by the Advisor for purposes of comparing fees of similar funds and other institutional accounts. The Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committee’s findings and recommendations and presented its recommendations to the full Board. At a meeting on September 24, 2004, the Board concluded that the terms of the investment management agreement for the Funds are fair and reasonable and the continuance of the agreement is in the best interest of each Fund. As a part of its decision-making process, the Board noted that the Advisor and its predecessors have managed each Fund since its inception, and the Trustees believe that a long-term relationship with a capable, conscientious adviser is in the best interests of each Fund. The Board considered, generally, that shareholders invested in a Fund, or approved the investment management agreement for the Fund, knowing that the Adviser managed the Fund and knowing the investment management fee schedule. As such, the Board considered, in particular, whether the Advisor managed each Fund in accordance with its investment objectives and policies as disclosed to shareholders. The Board concluded that each Fund was managed by the Advisor consistent with its investment objectives and policies.

In connection with their meetings, the Oversight Committee and the Board received comprehensive materials from the Advisor and from independent sources relating to the management fees charged and services provided, including information about (i) the nature and quality of services provided by the Advisor, including information with respect to administrative services provided under the investment management agreement and compliance with legal requirements; (ii) the management fees, expense ratios and asset size of each Fund relative to peer groups; (iii) the level of the Advisor’s profits with respect to the management of each Fund, including the methodology used to allocate costs among funds advised by the Advisor and an attestation report from an accounting firm as to the methodology employed; (iv) the short-term and long-term performance of the Funds relative to appropriate peer groups; (v) fall-out benefits to the Advisor from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of the Advisor; (vi) the potential incidental benefits to the Advisor and its affiliates, the Funds and their shareholders; and (vii) general information about the Advisor. With respect to investment performance, Fund expenses and Advisor profitability, the Board focused primarily on data for the period ended December 31, 2003, but also considered more recent investment performance and its observations from ongoing performance reviews. In addition to the materials prepared specifically for contract review analysis, on an ongoing basis the Board receives information and reports on investment performance as well as operational and compliance matters.

Investment Performance. The Board reviewed each Fund’s investment performance as well as the performance of relevant peer groups of funds. The Board considered short-term and long-term performance, as well as the factors contributing to underperformance and steps taken by the Advisor to improve any underperformance. In particular, the Board noted that the Advisor has a process by which it identifies those funds experiencing significant underperformance relative to their peer group (on a gross return basis) for designated time periods (“Focus Funds”) and provides more frequent reports of steps to monitor and improve performance of the Focus Funds. The Board noted that during the period in which the Board was evaluating the investment management agreement, the Scudder Tax-Exempt Money Fund and the Scudder Government & Agency Money Fund had been identified as Focus Funds, and noted that performance had improved.

Fees and Expenses. The Board considered each Fund’s management fee rates, expense ratios and asset size relative to an appropriate peer group of funds, including information about the expense limitation commitments from the Advisor. The Board also considered each Fund’s management fee rates as compared to fees charged by the Advisor and certain of its affiliates for non-investment company institutional accounts. The Board noted that the mix of services under the Funds’ investment management agreement versus those under the Advisor’s advisory agreements for non-investment company institutional accounts differ significantly.

Profitability. The Board considered the level of the Advisor’s profits with respect to the management of each Fund, including a review of the Advisor’s methodology in allocating its costs to the management of the Funds. The Board considered the profits realized by the Advisor in connection with the operation of each Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Board also considered the Advisor’s overall profit margins in comparison with available industry data.

Economies of Scale. The Board considered whether there have been economies of scale with respect to the management of each Fund and whether the Fund has appropriately benefited from any economies of scale. The Board considered whether the management fee rate is reasonable in relation to the asset size of each Fund. The Board noted that the investment management fee for each Fund included four breakpoints, designed to share economies of scale with the shareholders.

Advisor Personnel and Methods. The Board considered the size, education and experience of the Advisor’s staff, its use of technology and its approach to recruiting, training and retaining portfolio managers and other research and management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, cost and extent of administrative and shareholder services performed by the Advisor and its affiliated companies.

Other Benefits to the Advisor. The Board also considered the character and amount of other incidental benefits received by the Advisor and its affiliates.

Code of Ethics

The Funds, the Advisor and the Funds’ principal underwriter have each adopted codes of ethics under rule 17j-1 of the 1940 Act. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

PORTFOLIO TRANSACTIONS

Brokerage Commissions

Portfolio transactions may be placed by the Advisor.

Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker. There usually are no brokerage commissions paid by a Fund for such purchases. During the last three fiscal years each Fund paid no portfolio brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

SERVICE PROVIDERS

Principal Underwriter

Scudder Distributors, Inc. (SDI), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter for shares of the Funds and acts as agent of the Funds in the continuous sale of their shares. The Funds pay the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and SDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. SDI also pays for supplementary sales literature and advertising costs. Terms of continuation, termination and assignment under the underwriting agreement are identical to those described above with regard to the investment management agreement, except that termination other than upon assignment requires six months notice and shares are voted in the aggregate and not by Fund whenever shareholders vote with respect to such agreement. SDI receives no compensation from the Funds as principal underwriter for the Funds shares and pays all expenses of distribution of the Funds shares.

Certain officers or trustees of the Trust are also directors or officers of the Advisor and SDI as indicated under “Officers and Trustees.”

Independent Registered Public Accounting Firm

The financial highlights of each Fund included in the Funds’ prospectus and the financial statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, Independent Registered Public Accounting Firm (“Independent Auditors”), given on the authority of said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to each Fund and the Independent Trustees.

Fund Accounting Agent

Scudder Fund Accounting Corporation (“SFAC”), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of the Funds and maintaining portfolio and general accounting records. Currently, SFAC receives no fee for its services to the Funds; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services under this agreement.

Pursuant to an agreement among the Advisor, SFAC and State Street Bank and Trust Company (“SSB”) (the “Sub-Accounting and Sub-Administrator Agreement”), SFAC and the Advisor have delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by the Advisor and SFAC, not by the Funds.

Administrator

Pursuant to a sub-administrator agreement between the Advisor and SSB, the Advisor has delegated certain administrative functions to SSB under the investment management agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Funds.

Custodian, Transfer Agent And Shareholder Service Agent

State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, Massachusetts 02110, as custodian, has custody of all securities and cash of the Funds. State Street attends to the collection of principal and income, and payment for and collection of proceeds bought and sold by the Funds.

State Street also acts as transfer agent for the Funds. Pursuant to a services agreement with State Street, Scudder Investments Service Company (SISC), 210 W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, serves as “Shareholder Service Agent.” State Street receives as transfer agent, and pays to

SISC annual account fees of a maximum of $10 per account, a $5 new account set up fee, an annual asset based fee of 0.05% of average daily net assets and out-of-pocket expense reimbursement.

During the fiscal year ended July 31, 2004, shareholder service fees were remitted for Money Market Fund in the amount of $3,552,414 of which $1,157,501 was unpaid as of July 31, 2004, for Government & Agency Money Fund in the amount of $376,484 of which $130,909 was unpaid as of July 31, 2004, and for Tax-Exempt Money Fund in the amount of $409,599 of which $137,099 was unpaid as of July 31, 2004 to SISC as Shareholder Service Agent.

During the fiscal year ended July 31, 2003, shareholder service fees were remitted for Money Market Fund in the amount of $4,595,480 of which $740,388 was unpaid as of July 31, 2003, for Government & Agency Money Fund in the amount of $578,970 of which $42,396 was unpaid as of July 31, 2003, and for Tax-Exempt Money Fund in the amount of $468,723 of which $78,065 was unpaid as of July 31, 2003 to SISC as Shareholder Service Agent.

During the fiscal year ended July 31, 2002, shareholder service fees were remitted for Money Market Fund in the amount of $5,359,125 for Government & Agency Money Fund in the amount of $607,971 and for Tax-Exempt Money Fund in the amount of $521,710 to SISC as Shareholder Service Agent.

Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. (“DST”), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by SISC, not by the Funds.

Custodian’s fee may be reduced by certain earnings credits in favor of each Fund.

PURCHASE AND REDEMPTION OF SHARES

Purchase of Shares

Shares of each Fund are sold at their net asset value next determined after an order and payment are received in the form described in the Funds’ prospectus. There is no sales charge. The minimum initial investment in any Fund is $1,000 ($500 for IRAs), $10,000 for a Scudder MoneyPLUS Account(SM) and the minimum subsequent investment is $50, but such minimum amounts may be changed at any time. See the prospectus for certain exceptions to these minimums. The Funds may waive the minimum for purchases by trustees, directors, officers or employees of the Trust or the Advisor and its affiliates and the $3 monthly fee assessed on accounts below $1,000. Since each Fund will be investing in instruments that normally require immediate payment in Federal Funds (monies credited to a bank’s account with its regional Federal Reserve Bank), each Fund has adopted procedures for the convenience of its shareholders and to ensure that each Fund receives investable funds.

SDI may in its discretion compensate investment dealers or other financial services firms in connection with the sale of shares of a Fund with the following compensation schedule up to the following amounts:

Compensation Schedule (1)

Amount of Shares Sold	As a Percentage of Net Asset Value
$1 million to $15 million	0.15%

(1)	The Compensation Schedule applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system. The Compensation Schedule will be determined based on the value of the conversion assets.

If shares of a Fund to be redeemed were purchased by check or through certain Automated Clearing House (“ACH”) transactions, the Fund may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which may be up to 10 days from receipt by the Fund of the purchase amount. Shareholders may not use expedited redemption procedures (wire transfer or Redemption Check)

until the shares being redeemed have been owned for at least 10 days, and shareholders may not use such procedures to redeem shares held in certificated form. There is no delay when shares being redeemed were purchased by wiring Federal Funds.

Due to the desire of the Trust’s management to afford ease of redemption, certificates will not be issued to indicate ownership in the Funds. Share certificates now in a shareholder’s possession may be sent to the Transfer Agent for cancellation and credit to such shareholder’s account. Shareholders who currently hold certificates may hold the certificates in their possession until they wish to exchange or redeem such shares.

Orders for purchase of shares of a Fund received by wire transfer in the form of Federal Funds will be effected at the next determined net asset value. Shares purchased by wire will receive that day’s dividend if effected at or prior to the 2:00 p.m. Eastern time net asset value determination for Money Market Fund and Government & Agency Money Fund and at or prior to the 12:00 p.m. Eastern time net asset value determination for Tax-Exempt Money Fund, otherwise, dividends will begin to accrue for the next business day if effected at the 4:00 p.m. Eastern time net asset value determination. Orders processed through dealers or other financial services firms via Fund/SERV will be effected at the 4:00 p.m. Eastern time net asset value effective on the trade date. These purchases will begin earning dividends the calendar day following the payment date.

Orders for purchase accompanied by a check or other negotiable bank draft will be accepted and effected as of 4:00 p.m. Eastern time on the next business day following receipt and such shares will receive the dividend for the next calendar day following the day the purchase is effected. If an order is accompanied by a check drawn on a foreign bank, funds must normally be collected on such check before shares will be purchased.

If payment is wired in Federal Funds, the payment should be directed to Scudder Money Funds: UMB of Kansas City, N.A. (ABA #1010-0069-5) Scudder Money Market Fund: #98-0103-346-8, or Scudder Government & Agency Money Fund: 98-0116-259-4 or, Scudder Tax-Exempt Money Fund: 98-0001-577-6.

Redemption of Shares

General. Upon receipt by the Shareholder Service Agent of a request for redemption in proper form, shares will be redeemed by a Fund at the applicable net asset value as described in the Funds’ prospectus. If processed at 4:00 p.m. Eastern time, the shareholders will receive that day’s dividend. A shareholder may elect to use either the regular or expedited redemption procedures. Shareholders who redeem shares of a Fund will receive the net asset value of such shares and all declared but unpaid dividends on such shares.

The Funds may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange (“Exchange”) is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Fund’s investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its net assets, or (c) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Funds’ shareholders.

In addition, the Money Market Fund may delay payments of redemptions in the event of a closing of the Federal Reserve Bank’s wire payment system until a reasonable time after the system reopens, but in any event the Fund may not delay payment more than seven days except under the circumstances discussed in the previous paragraph.

Although it is each Fund’s present policy to redeem in cash, if the Board of Trustees determines that a material adverse effect would be experienced by the remaining shareholders if payment were made wholly in cash, the Trust will pay the redemption price in part by a distribution of portfolio securities in lieu of cash, in conformity with the applicable rules of the Securities and Exchange Commission, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as the Board of Trustees may deem fair and equitable. If such a distribution occurs, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition could incur certain transaction costs. Such a redemption would not be as liquid as a redemption entirely in cash. The Trust has elected to be governed by Rule 18f-1 under the 1940

Act pursuant to which the Trust is obligated to redeem shares of a Fund solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder of record.

Regular Redemptions. When shares are held for the account of a shareholder by the Trust’s transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Scudder Investments Service Company, P.O. Box 219557, Kansas City, Missouri 64121-9557. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

Telephone Redemptions. If the proceeds of the redemption are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian and custodian account holders, provided the trustee, executor guardian or custodian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Shares purchased by check or through certain ACH transactions may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificate form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. Each Fund reserves the right to terminate or modify this privilege at any time.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder’s brokerage or bank account, shares can be redeemed and proceeds sent by a federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to 12:00 p.m. Eastern time and can be identified as an investment in a fund will result in shares being redeemed that day and normally the proceeds will be sent to the designated account that day. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability. A Fund is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. Each Fund currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder’s firm or bank. There is a $1,000 wire redemption minimum. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above, or contact the firm through which shares of a Fund were purchased. Shares purchased by check or through certain ACH transactions may not be redeemed by wire transfer until the shares have been owned for at least 10 days. Account holders may not use this procedure to redeem shares held in certificate form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. Each Fund reserves the right to terminate or modify this privilege at any time.

Redemptions by Draft. Upon request, shareholders will be provided with drafts to be drawn on a Fund (“Redemption Checks”). These Redemption Checks may be made payable to the order of any person for not more than $5 million. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder’s account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until a Fund receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Application which is available from each Fund or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. Each Fund reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of each Fund. In addition, firms may impose minimum balance requirements in order to offer this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts if approved by each Fund.

Unless one signer is authorized on the Account Application, Redemption Checks must be signed by all account holders. Any change in the signature authorization must be made by written notice to the Shareholder Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been on a Fund’s books for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificate form. Each Fund reserves the right to terminate or modify this privilege at any time.

A Fund may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem Fund shares in excess of the value of a Fund account or in an amount less than $500; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when “stop payment” of a Redemption Check is requested.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund’s shares, including different minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund’s transfer agent will have no information with respect to the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing, including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

Special Features. Certain firms that offer Shares of a Fund also provide special redemption features through charge or debit cards and checks that redeem Fund Shares. Various firms have different charges for their services. Shareholders should obtain information from their firm with respect to any special redemption features, applicable charges, minimum balance requirements and special rules of the cash management program being offered.

SPECIAL FEATURES

Automatic Withdrawal Program. If you own $5,000 or more of a Fund’s shares you may provide for the payment from your account of any requested dollar amount to be paid to you or your designated payee monthly, quarterly, semi-annually or annually. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. Dividend distributions will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. Additionally, there is a $3/month if your account balance is below $1,000 for the last 30 days. The program may be amended on thirty days notice by the Fund and may be terminated at any time by the shareholder or the Funds. The minimum automatic withdrawal amount is $1,000 and the shareholder will be charged a $5.00 fee for each withdrawal.

Tax-Sheltered Retirement Programs. The Shareholder Service Agent provides retirement plan services and documents and can establish your account in any of the following types of retirement plans:

•	Individual Retirement Accounts (IRAs) with State Street as custodian. This includes Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE”), IRA accounts and Simplified Employee Pension Plan (SEP) IRA accounts and prototype documents.

•	403(b) Custodial Accounts with State Street as custodian. This type of plan is available to employees of most non-profit organizations.

•	Prototype money purchase pension and profit sharing plans may be adopted by employers. The maximum contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans as well as providing model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, SIMPLE 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. The brochures for plans with State Street Bank and Trust as custodian describe the current fees payable to State Street Bank and Trust for its services as custodian. Investors should consult with their own tax advisers before establishing a retirement plan.

TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, each Fund must meet certain requirements regarding the source of its income and the diversification of its assets. Each Fund is required to distribute to its shareholders at least 90 percent of its taxable and tax-exempt net investment income (including net short-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code. Distributions of investment company taxable income are generally taxable to shareholders as ordinary income.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund’s distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

Subchapter M of the Code permits the character of tax-exempt interest distributed by a regulated investment company to flow-through as tax-exempt interest to its shareholders, provided that at least 50% of the value of the Fund’s assets at the end of each quarter of the taxable year is invested in state, municipal and other obligations the interest on which is excluded from gross income under Section 103(a) of the Code. The Fund intends to satisfy this 50% requirement in order to permit distributions of tax-exempt interest to be treated as such for federal income tax purposes in the hands of its shareholders. These distributions may be subject to the individual or corporate alternative minimum tax. Discount from certain stripped tax-exempt obligations or their coupons may be taxable.

Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of a Fund’s shares. Any shareholder who is not a US Person (as such term is defined in the Code) should consider the US and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to the current US withholding tax rate on amounts constituting ordinary income received by him or her, where such amounts are treated as income from US sources under the Code.

Interest on indebtedness incurred by shareholders to purchase or carry shares of a Fund will not be deductible for federal income tax purposes. Under rules used by the Internal Revenue Service (“IRS”) to determine when borrowed funds are used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

Section 147(a) of the Code prohibits exemption from federal income taxation of interest on certain governmental obligations to persons who are “substantial users” (or persons related thereto) of facilities financed by such obligations. The Funds have not undertaken any investigation as to the users of the facilities financed by bonds in their portfolios.

Tax legislation in recent years has included several provisions that may affect the supply of, and the demand for, tax-exempt bonds, as well as the tax-exempt nature of interest paid thereon. It is not possible to predict with certainty the effect of these recent tax law changes upon the tax-exempt bond market, including the availability of obligations appropriate for investment, nor is it possible to predict any additional restrictions that may be enacted in the future.

Exempt-interest dividends are included as income for purposes of determining whether the amount of a shareholder’s total social security benefits and railroad retirement benefits are subject to tax.

Tax-Free versus Taxable Yield. With respect to Tax-Exempt Money Fund, you may want to determine which investment — tax-free or taxable — will provide you with a higher after-tax return. To determine the taxable equivalent yield, simply divide the yield from the tax-free investment by the sum of [1 minus your marginal tax rate]. The tables below are provided for your convenience in making this calculation for selected tax-free yields and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield that Tax-Exempt Money Fund may generate. Both tables are based upon current law as to the 2004 federal tax rate schedules.

FEDERAL

Taxable Income Single	Effective State Rate	Effective Federal Rate	Federal Tax Bracket	Taxable Income Joint	Effective State Rate	Effective Federal Rate	Federal Tax Bracket
$29,051 - 70,350	0.00%	25.00%	25.00%	$58,101 - 117,250	0.00%	25.00%	25.00%
70,351 - 146,750	0.00%	28.00%	28.00%	117,251 - 178,650	0.00%	28.00%	28.00%
146,751 - 319,100	0.00%	33.00%	33.00%	178,651 - 319,100	0.00%	33.00%	33.00%
Over 319,100	0.00%	35.00%	35.00%	Over 319,100	0.00%	35.00%	35.00%

	If your combined federal and state effective tax rate in 2004 is:

	10.00%	15.00%	25.00%	28.00%	33.00%	35.00%

To match these tax-free yields:		Your taxable investment would have to earn the following yield:

2.00%	2.22%	2.35%	2.67%	2.78%	2.99%	3.08%
3.00%	3.33%	3.53%	4.00%	4.17%	4.48%	4.62%
4.00%	4.44%	4.71%	5.33%	5.56%	5.97%	6.15%
5.00%	5.56%	5.88%	6.67%	6.94%	7.46%	7.69%
6.00%	6.67%	7.06%	8.00%	8.33%	8.96%	9.23%
7.00%	7.78%	8.24%	9.33%	9.72%	10.45%	10.77%
8.00%	8.89%	9.41%	10.67%	11.11%	11.94%	12.31%
9.00%	10.00%	10.59%	12.00%	12.50%	13.43%	13.85%

Please note:

1)	This chart does not take into consideration any local or city tax rates.

2)	The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3)	The combined effective tax rate reflects a deduction for state income taxes on the federal return.

4)	Taxable income amounts represent taxable income as defined in the Internal Revenue Code

NET ASSET VALUE

The net asset value of shares of each Fund is calculated on each day the New York Stock Exchange (the “Exchange”) is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

Each Fund values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. Calculations are made to compare the value of a Fund’s investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Fund’s $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If a Fund’s net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Fund’s net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of a Fund’s net asset value also may be processed on a confirmed basis in accordance with the procedures established by SDI.

OFFICERS AND TRUSTEES

The following table presents certain information regarding the Trustees and Officers of the Trust as of December 1, 2004. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee’s term of office extends until the next shareholder’s meeting called for the purpose of electing such Trustee and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the Trust.

Independent Trustees

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson since 2004, Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building) (November 2004-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	87

John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	87

Lewis A. Burnham (1933) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company; (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	87

Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer) (1963-1994)	87

PJames R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	87

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	87

Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorship: RCP Advisors, LLC (a private equity investment advisory firm)	87

Fred B. Renwick (1930) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001- present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees	87

John G. Weithers (1933) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	87

Interested Trustee and Officers^2

Name, Date of Birth, Position(s) Held with the Trust and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Scudder Fund Complex Overseen
William N. Shiebler^3 (1942) Trustee, 2004-present	Chief Executive Officer in the Americas for Deutsche Asset Management (“DeAM”) and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	142

Name, Date of Birth, Position(s) Held with the Trust and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Scudder Fund Complex Overseen
Julian F. Sluyters^4 (1960) President and Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991 to 1998) UBS Global Asset Management	n/a

Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a

Kenneth Murphy^5 (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a

Paul Schubert^4 (1963) Chief Financial Officer, 2004-present	Managing Director, Deutsche Asset Management (2004-present); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Global Asset Management’s Family of Funds (1994-2004)	n/a

Charles A. Rizzo^5 (1957) Treasurer, 2002-present	Managing Director, Deutsche Asset Management (April 2004 to present); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)	n/a

John Millette^5 (1962) Secretary, 2001-present	Director, Deutsche Asset Management	n/a

Lisa Hertz^4 (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a

Daniel O. Hirsch^6 (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)	n/a

Caroline Pearson^5 (1962) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a

Kevin M. Gay^5 (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management	n/a

Salvatore Schiavone^5 (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Name, Date of Birth, Position(s) Held with the Trust and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Scudder Fund Complex Overseen
Kathleen Sullivan D’Eramo^5 (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

^1	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the Fund, managed by the Advisor. For the Officers of the Fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.
^2	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.
^3	Address: 280 Park Avenue, New York, New York
^4	Address: 345 Park Avenue, New York, New York
^5	Address: Two International Place, Boston, Massachusetts
^6	Address: One South Street, Baltimore, Maryland

Officers’ Role with Principal Underwriter: Scudder Distributors, Inc.

Caroline Pearson:	Secretary
Philip J. Collora:	Assistant Secretary

Trustees’ Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Trust’s Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. A majority of the Trust’s Board members are not affiliated with the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees’ responsibilities.

Board Committees: The Fund’s Board has the following committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent registered public accounting firms for the Fund, confers with the independent auditors regarding the Fund’s financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the auditors as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman and Lewis A. Burnham. The Audit Committee held ten meetings during calendar year 2003.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Trustees, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund’s Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Lewis A. Burnham (Chair), James R. Edgar and Shirley D. Peterson. The Nominating and Governance Committee held six meetings during calendar year 2003. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) and resume to the Secretary of the Trust.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Fund’s securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), William N. Shiebler and John G. Weithers. Alternate members are Donald L. Dunaway and Lewis A. Burnham. The Trust’s Valuation Committee held two meetings during calendar year 2003.

Operations Committee: The Operations Committee oversees the operations of the Fund, such as reviewing each Fund’s administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman, Fred B. Renwick and John G. Weithers. The Operations Committee held seven meetings during calendar year 2003.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Funds, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and Shirley D. Peterson. The Fixed-Income Oversight Committee held five meetings during calendar year 2003.

Remuneration. Each Independent Trustee receives a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. The Trustees serve as board members of various other funds advised by the Advisor. The Advisor supervises the Fund’s investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Fund and receives a management fee for its services.

The Board of Trustees of the Fund established a deferred compensation plan for the Independent Trustees (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, the Independent Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor (“Shadow Shares”). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Trustee’s share ownership.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The Independent Trustees are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from the fund complex during the calendar year 2003.

Name of Trustee	Compensation From Scudder Money Market Fund	Compensation From Scudder Government & Agency Money Fund	Compensation From Scudder Tax-Exempt Money Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustee from Fund Complex (4) (5)
John W. Ballantine	$8,395	$3,964	$4,285	$0	$218,350
Lewis A. Burnham	$9,030	$4,270	$4,640	$0	$209,620
Donald L. Dunaway(1)	$11,034	$4,348	$4,729	$0	$239,200
James R. Edgar(2)	$7,500	$3,540	$3,840	$0	$175,210
Paul K. Freeman	$7,801	$4,054	$4,402	$0	$194,280
Robert B. Hoffman	$7,988	$3,763	$4,084	$0	$189,160
Shirley D. Peterson(3)	$9,933	$4,254	$4,727	$0	$207,790
Fred B. Renwick	$7,740	$3,660	$3,960	$0	$183,940
John G. Weithers	$8,943	$3,824	$4,167	$0	$185,380

(1)	Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Trust to Mr. Dunaway are $27,622.
(2)	Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Trust to Governor Edgar are $41,768.
(3)	Includes $19,020 in annual retainer fees received by Ms. Peterson as Lead Trustee.
(4)	For each Trustee, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 81 funds/portfolios. Each Trustee currently serves on the boards of 31 DeAM trusts/corporations comprised of 87 funds/portfolios.
(5)	Aggregate compensation reflects amounts paid to the Trustees for special meetings in connection with amending the administrative services agreement and the transfer agency agreement and the delegation of certain fund accounting functions to State Street Bank and Trust Company. Such amounts totaled $15,510 for Messrs. Ballantine and Dunaway, $8,560 for Messrs. Freeman, Hoffman, Renwick, and Weithers, and $5,170 for Messrs. Burnham and Edgar and Ms. Peterson. These meeting fees were borne by the Advisor.

Mr. Freeman, prior to his service as Independent Trustee of the Trust, served as a board member of certain funds in the Deutsche Bank complex (“DB Funds”). In connection with his resignation and the resignation of certain other board members as Trustees of the DB Funds on July 30, 2002 (the “Effective Date”), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. (“DeAM”) agreed to recommend, and, if necessary obtain, directors and officers (“D&O”) liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Agreement to Indemnify Independent Directors/Trustees for Certain Expenses. In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, each Fund’s investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or the investment advisor (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Funds against the Funds, their directors and officers, the Funds’ investment advisor and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, each Fund’s investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Funds’ Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund’s Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee’s duties as a director or trustee of the Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by each Fund’s investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Funds.

Trustee Fund Ownership. Under the Trust’s Governance Procedures and Guidelines, the Independent Trustees have established the expectation that within three years, an Independent Trustee will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on “Shadow Shares” in such funds) in the aggregate equal to at least one times the amount of the annual retainer received from such funds, with investments allocated to at least one money market, fixed-income and equity fund portfolio, where such an investment is suitable for the particular Independent Trustee’s personal investment needs. Each interested Trustee is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Trustee’s share ownership of the Fund and all funds in the fund complex overseen by each Trustee as of December 31, 2003.

Name of Trustee	Dollar Range of Securities Owned in Scudder Money Market Fund	Dollar Range of Securities Owned in Scudder Government & Agency Money Fund	Dollar Range of Securities Owned in Scudder Tax-Exempt Money Fund	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Trustee
John W. Ballantine	None	None	None	Over $100,000
Lewis A. Burnham	Over $100,000	None	None	Over $100,000
Donald L. Dunaway*	$1 - $10,000	None	$10,001 - $50,000	Over $100,000
James R. Edgar*	None	None	None	Over $100,000
Paul K. Freeman	None	None	None	Over $100,000
Robert B. Hoffman	Over $100,000	None	$1 - $10,000	Over $100,000
Shirley D. Peterson	$50,001 - $100,000	None	None	Over $100,000

Name of Trustee	Dollar Range of Securities Owned in Scudder Money Market Fund	Dollar Range of Securities Owned in Scudder Government & Agency Money Fund	Dollar Range of Securities Owned in Scudder Tax-Exempt Money Fund	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Trustee
Fred B. Renwick	$1 - $10,000	None	None	Over $100,000
William N. Shiebler	None	None	None	None**
John G. Weithers	$1 - $10,000	None	None	Over $100,000

*	The dollar range of shares shown includes Shadow Shares of certain Scudder funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Trust’s Deferred Compensation Plan as more fully described above under “Remuneration.”
**	Mr. Shiebler was elected to the Board effective June 18, 2004. As of December 31, 2003 Mr. Shiebler owned over $100,000 in other funds within the Scudder Fund Complex.

As of November 12, 2004, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

To the best of the Fund’s knowledge, as of November 12, 2004, no person owned of record or beneficially 5% or more of any class of the Fund’s outstanding shares.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2003. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

Independent Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
John W. Ballantine	n/a	None	n/a	n/a	n/a
Lewis A. Burnham	n/a	None	n/a	n/a	n/a
Donald L. Dunaway	n/a	None	n/a	n/a	n/a
James R. Edgar	n/a	None	n/a	n/a	n/a
Paul K. Freeman	n/a	None	n/a	n/a	n/a
Robert B. Hoffman	n/a	None	n/a	n/a	n/a
Shirley D. Peterson	n/a	None	n/a	n/a	n/a
Fred B. Renwick	n/a	None	n/a	n/a	n/a
John G. Weithers	n/a	None	n/a	n/a	n/a

FUND ORGANIZATION

Organizational Description

Scudder Money Funds is an open-end, diversified, management investment company, organized as a business trust under the laws of Massachusetts on August 9, 1985. Effective April 14, 1997, the name of the Trust was changed from Kemper Money Funds to Zurich Money Funds. Effective April 8, 2002, the name of the Trust was changed from Zurich Money Funds to Scudder Money Funds. Also effective April 8, 2002, Zurich Money Market Fund was redesignated Scudder Money Market Fund, Zurich Government Money Fund was redesignated Scudder Government Money Fund and Zurich Tax-Free Money Fund was redesignated Scudder Tax-Exempt Money Fund. On May 1, 2004, Scudder Government Money Fund was redesignated Scudder Government & Agency Money Fund.

The Trust may issue an unlimited number of shares of beneficial interest, all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. Currently, the Trust’s shares are not divided into classes.

The Trustees have the authority to create additional Funds and to designate the relative rights and preferences as between the different Funds. The Trustees also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Funds’ prospectus. Each share has equal rights with each other share of the same class of a Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Fund or class by notice to the shareholders without shareholder approval.

The Funds generally are not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of the Trust (“Declaration of Trust”), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination or reorganization of a Fund or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of the Declaration of Trust (such as other than amendments changing the name of a Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of a Fund, or any registration of a Fund with the SEC or as the trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Trust’s Trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of a Fund and each Fund may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Fund itself is unable to meet its obligations.

If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed.

Any Trustee may be removed for cause at any time by written instrument, signed by at least a majority of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective. Any Trustee may be removed with or without cause (i) by the vote of the shareholders entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class at any meeting called for such purpose, or (ii) by a written consent filed with the custodian of the Trust’s portfolio securities and executed by the shareholder entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate shares constituting at least one percent of the outstanding shares of the Trust, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting to consider removal of a Trustee and accompanied by a form of communication and request that they wish to transmit, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

A description of each Fund’s policies and procedures for voting proxies for portfolio securities and information about how each Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type “proxy voting” in the search field) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of a Fund’s policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

FINANCIAL STATEMENTS

The financial statements, including the investment portfolio, of each Fund, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Funds dated July 31, 2004, are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

Information concerning portfolio holdings of a Scudder Fund as of a month-end is available upon request no earlier than the 16th day after month-end. Please call Scudder Investments at the number appearing on the front cover of this Statement of Additional Information to make such a request.

APPENDIX — RATINGS OF INVESTMENTS

COMMERCIAL PAPER RATINGS

A-1, A-2, Prime-1, Prime-2, Duff-1, Duff-2 and F-1, F-2 Commercial Paper Ratings

Commercial paper rated by Standard & Poor’s Corporation has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody’s Investors Service, Inc. Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated Prime-1, 2 or 3.

The rating Duff-1 is the highest commercial paper rating assigned by Duff & Phelps Inc. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors that are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

The ratings F-1 and F-2 are the highest commercial paper ratings assigned by Fitch Investors Services, Inc. Issues assigned a rating of F-1 are regarded as having the strongest degree of assurance for timely payment. Issues assigned a rating of F-2 have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned an F-1 rating.

MIG-1 and MIG-2 Municipal Notes

Moody’s ratings for state and municipal notes and other short-term loans will be designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

STANDARD & POOR’S CORPORATION BOND RATINGS

AAA. This is the highest rating assigned by Standard & Poor’s Corporation to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

MOODY’S INVESTORS SERVICE, INC. BOND RATINGS

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

FITCH INVESTORS SERVICE, INC. BOND RATINGS

AAA. Highest credit quality. This rating denotes the lowest degree of credit risk.

AA. Very high credit quality. This rating denotes a very low expectation of credit risk.

DUFF & PHELP’S INC. BOND RATINGS

AAA. Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA. High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

SCUDDER YIELDWISE FUNDS

Scudder YieldWise Money Fund

Scudder YieldWise Government & Agency Money Fund

formerly, Scudder YieldWise Government Money Fund

Scudder YieldWise Municipal Money Fund

STATEMENT OF ADDITIONAL INFORMATION

December 1, 2004

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus for the Funds dated December 1, 2004, as amended from time to time, a copy of which may be obtained without charge by contacting Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from the firm from which this Statement of Additional Information was obtained.

The Annual Report to Shareholders of each Fund, dated July 31, 2004, accompanies this Statement of Additional Information. It is incorporated by reference and is hereby deemed to be part of this Statement of Additional Information.

This Statement of Additional Information is incorporated by reference into the prospectus.

i

This combined Statement of Additional Information contains information about Scudder YieldWise Money Fund (the “Money Fund”), Scudder YieldWise Government & Agency Money Fund (the “Government & Agency Money Fund”) and Scudder YieldWise Municipal Money Fund (the “Muni Money Fund”) (individually, a “Fund” and collectively, the “Funds”) each a series of Scudder YieldWise Funds (the “Trust”).

INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Fund’s investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund’s objective will be met.

Each Fund has elected to be classified as a diversified series of an open-end management investment company.

A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

As a matter of fundamental policy, each Fund may not:

(1)	Borrow money, except as permitted under the Investment Company Act of 1940, as amended (the “1940 Act”) and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)	Issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)	Concentrate its investments in a particular industry, as the term is used in the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time (Money Fund’s concentration in the banking industry is described on page 3);

(4)	Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)	Purchase or sell real estate, which does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

(6)	Purchase physical commodities or contracts relating to physical commodities;

(7)	Make loans except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

With regard to investment restriction (3) above, for Money Fund, for purposes of determining the percentage of Money Fund’s total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified separately, based on standard classifications utilized by ratings agencies, currently consisting of the following: securities arbitrage programs, multi-seller programs, single-seller programs and special investment vehicles.

Government & Agency Money Fund and the Muni Money Fund have no current intention of making loans as permitted in investment restriction (7) noted above.

If a Fund adheres to a percentage restriction at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. Muni Money Fund may invest more than 25% of its total assets in industrial development bonds.

The following policies are non-fundamental, and may be changed or eliminated for a Fund by the Board of Trustees of the Trust without a vote of that Fund’s shareholders. Each Fund may not:

(1)	Borrow money in an amount greater than 5% of its total assets, except for temporary or emergency purposes;

(2)	Lend portfolio securities in an amount greater than 5% of its total assets;

(3)	Invest more than 10% of net assets in illiquid securities.

(4)	(Money Fund and Government & Agency Money Fund only) Invest more than 10% of total assets in non-affiliated registered investment companies.

Money Fund

Money Fund seeks maximum current income to the extent consistent with stability of principal. The Fund pursues its objective by investing exclusively in the following types of US Dollar denominated money market instruments that mature in no more than 397 days:

•	Obligations of, or guaranteed by, the US or Canadian governments, their agencies or instrumentalities.

•	Bank certificates of deposit, time deposits or bankers’ acceptances of US banks (including their foreign branches), Canadian chartered banks and foreign banks (including their US branches).

•	Commercial paper, notes, bonds, debentures, participation certificates or other debt obligations that (i) have received a high-quality short-term rating by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”), Fitch Investors Services, Inc. (“Fitch”), or any other nationally recognized statistical rating organization as determined by the Securities and Exchange Commission (“SEC”); or (ii) if unrated, are determined to be at least equal in quality to one or more of the above ratings in the discretion of the Fund’s investment advisor. Currently, only obligations in the top two short-term rating categories are considered to be rated high quality. The two highest short-term rating categories of Moody’s, S&P and Fitch for commercial paper are Prime-1 and Prime-2; A-1 and A-2; and F-1 and F-2, respectively. For a description of these ratings, see “Appendix — Ratings of Investments” herein.

•	Repurchase agreements of obligations that are suitable for investment under the categories set forth above. Repurchase agreements are discussed below.

Investments by Money Fund in Eurodollar certificates of deposit issued by London branches of US banks, or obligations issued by foreign entities, including foreign banks, involve risks that are different from investments in securities of domestic branches of US banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest payments, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect payment of principal or interest. The market for such obligations may be less liquid and, at times, more volatile than for securities of domestic branches of US banks. Additionally, there may be less public information available about foreign banks and their branches. The profitability of the banking industry is dependent largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in banking operations. As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amounts they can loan to a single borrower and subject to other regulations designed to promote financial soundness. However, not all such laws and regulations apply to the foreign branches of domestic banks. Foreign branches of foreign banks are not regulated by US banking authorities, and generally are not bound by accounting, auditing and financial reporting standards comparable to US banks. Bank obligations held by the Fund do not benefit materially from insurance from the Federal Deposit Insurance Corporation.

Money Fund may concentrate 25% or more of its assets in bank certificates of deposit, time deposits or banker’s acceptances of US banks and their domestic branches in accordance with its investment objective and policies. Accordingly, the Fund may be more adversely affected by changes in market or economic conditions and other circumstances affecting the banking industry than it would be if the Fund’s assets were not so concentrated. The Fund will not change this policy without the vote of shareholders.

Government & Agency Money Fund

Government & Agency Money Fund seeks maximum current income to the extent consistent with stability of principal. The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes in the following securities that mature in no more than 397 days:

•	US Treasury bills, notes, bonds and other obligations issued or guaranteed by the US Government, its agencies or instrumentalities.

•	Repurchase agreements of the obligations described above.

Some securities issued by US Government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, such as those issued by the Federal Home Loan Bank, and others are backed by the full faith and credit of the US Government. The US Government guarantee of the securities owned by the Fund, however, does not guarantee the net asset value of its shares, which the Fund seeks to maintain at $1.00 per share. Also, with respect to securities supported only by the credit of the issuing agency or instrumentality, there is no guarantee that the US Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Municipal Money Fund

Muni Money Fund seeks maximum current income that is exempt from federal income taxes to the extent consistent with stability of principal. The Fund pursues its objective primarily through a professionally managed, diversified portfolio of short-term high quality tax-exempt municipal obligations.

Under normal market conditions, at least 80% of the Fund’s total assets will be invested in obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the income from which is exempt from regular federal income tax (“Municipal Securities”).

Dividends representing net interest income received by Muni Money Fund on Municipal Securities will be exempt from regular federal income tax when distributed to the Fund’s shareholders. Such dividend income may be subject to state and local taxes. Because the Fund can invest in securities whose income is subject to the federal Alternative Minimum Tax (AMT), a shareholder who is subject to AMT may owe taxes on a portion of the Fund’s dividends. See “Taxes.” The Fund’s assets will generally consist of Municipal Securities, temporary investments as described below and cash. The Fund considers short-term Municipal Securities to be those that mature in no more than 397 days.

Muni Money Fund will invest in Municipal Securities which at the time of purchase:

•	are rated within the two highest ratings for Municipal Securities (Aaa or Aa) assigned by Moody’s, (AAA or AA) assigned by S&P, (AAA or AA) assigned by Fitch, or any other nationally recognized statistical rating organization (“NRSRO”) as determined by the Securities and Exchange Commission;

•	are guaranteed or insured by the US Government as to the payment of principal and interest;

•	are fully collateralized by an escrow of US Government securities acceptable to the investment advisor;

•	have at the time of purchase a Moody’s short-term municipal securities rating of MIG-2 or higher or a municipal commercial paper rating of P-2 or higher, or S&P’s municipal commercial paper rating of A-2 or higher, or Fitch’s municipal commercial paper rating of F-2 or higher, or higher, or a rating within the two highest categories of any other NRSRO as determined by the Securities and Exchange Commission;

•	are unrated, if longer term Municipal Securities of that issuer are rated within the two highest rating categories by Moody’s, S&P, Fitch or any other NRSRO as determined by the Securities and Exchange Commission; or

•	are determined to be at least equal in quality to one or more of the above ratings in the discretion of the investment advisor.

In seeking to achieve its investment objective, Muni Money Fund may invest all or any part of its assets in Municipal Securities that are industrial development bonds. Moreover, although the Fund does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities that are repayable out of revenue streams generated from economically related projects or facilities, if such investment is deemed necessary or appropriate by the Fund’s investment advisor. To the extent that the Fund’s assets are concentrated in Municipal Securities payable from revenues on economically related projects and facilities, the Fund will be subject to the risks presented by such projects to a greater extent than it would be if the Fund’s assets were not so concentrated.

From time to time, as a defensive measure or when acceptable short-term Municipal Securities are not available, Muni Money Fund may invest in taxable “temporary investments” which include:

•	obligations of the US Government, its agencies or instrumentalities;

•	debt securities rated within the two highest grades by Moody’s, S&P, Fitch or any other NRSRO as determined by the Securities and Exchange Commission;

•	commercial paper rated in the two highest grades by either of such rating services;

•	certificates of deposit of domestic banks; and

•	repurchase agreements of the obligations described above (repurchase agreements are discussed below).

Interest income from temporary investments is taxable to shareholders as ordinary income. Although the Fund is permitted to invest in taxable securities, it is the Fund’s primary intention to generate income dividends that are not subject to federal income taxes. See “Taxes.” For a description of the ratings, see “Appendix — Ratings of Investments.”

A Fund will not purchase illiquid securities if, as a result thereof, more than 10% of such Fund’s net assets valued at the time of the transaction would be invested in such securities. If a Fund holds a material percentage of its assets in illiquid securities, there may be a question concerning the ability of such Fund to make payment within seven days of the date its shares are tendered for redemption. Securities and Exchange Commission guidelines provide that the usual limit on aggregate holdings by a money market fund of illiquid assets is 10% of its net assets. Each Fund’s Advisor monitors holdings of illiquid securities on an ongoing basis and will take such action as it deems appropriate to help maintain adequate liquidity.

Master/Feeder Fund Structure. The Board of Trustees has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

INVESTMENT POLICIES AND TECHNIQUES

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage are meant to describe the spectrum of investments that the Advisor in its discretion might, but is not required to, use in managing each Fund’s portfolio assets. The Advisor, may in its discretion at any time employ such practice, technique or instrument for one or more Funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Funds, but, to the extent employed, could from time to time have a material impact on a Fund’s performance. It is possible that certain investment practices and techniques described below may not be permissible for a Fund based on its investment restrictions, as described herein, and in the Funds’ applicable prospectus.

Asset-Backed Securities. Asset-backed securities may include pools of mortgages (“mortgage-backed securities”), loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. For purposes of determining the percentage of a fund’s total assets invested in securities of issuers having their principal business activities in a particular industry, asset-backed securities will be classified separately. Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the funds to dispose of any then existing holdings of such securities.

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers’ acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. A fund may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), and of smaller banks as described below. Although a fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.

Borrowing. As a matter of fundamental policy, each Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While the Trust’s Board of Trustees does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future, it would increase the Funds’ volatility and the risk of loss in a declining market. Borrowing by a Fund will involve special risk considerations. Although the principal of a Fund’s borrowings will be fixed, a Fund’s assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

As a matter of non-fundamental policy, each Fund may not borrow money in an amount greater than 5% of total assets, except for temporary or emergency purposes.

Certificates of Deposit and Bankers’ Acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Banker’s acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation. Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to the fund’s limitation on investments in illiquid securities.

Certificates of Participation. A fund may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives the fund an undivided interest in the Municipal Security in the proportion that the fund’s interest bears to the total principal amount of the Municipal Security. These Certificates of Participation may be variable rate or fixed rate. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The fund’s Advisor considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by the fund. It is anticipated by the fund’s Advisor that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling the fund to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, the fund intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

Commercial Paper. Subject to its investment objectives and policies, a fund may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A fund also may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Advisor considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Trust’s Board, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the fund on illiquid securities. The Advisor monitors the liquidity of its investments in Section 4(2) paper on a continuing basis.

Funding Agreements. Funding agreements are contracts issued by insurance companies that provide investors the right to receive a variable rate of interest and the full return of principal at maturity. Funding agreements also include a put option that allows a fund to terminate the agreement at a specified time to the insurance company prior to maturity. Funding agreements generally offer a higher yield than other variable securities with similar credit ratings. The primary risk of a funding agreement is the credit quality of the insurance company that issues it. Funding agreements are considered “illiquid” securities and will count towards a fund’s limit on investing in illiquid securities.

Illiquid Securities and Restricted Securities. A fund may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The Fund’s Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a fund may be required to bear all or part of the registration expenses. A fund may be deemed to be an “underwriter” for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, a fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a fund’s decision to sell a restricted or illiquid security and the point at which a fund is permitted or able to sell such security, a fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a fund.

Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds (which are types of private activity bonds), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Under federal tax legislation, certain types of Industrial Development Bonds and Pollution Control Bonds may no longer be issued on a tax-exempt basis, although previously-issued bonds of these types and certain refundings of such bonds are not affected. For the purposes of a fund’s investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.

Interfund Borrowing and Lending Program. The Trust, on behalf of each Fund, has received exemptive relief from the SEC, which permits the Funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Funds are actually engaged in borrowing through the interfund lending program, the Funds, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging).

Letters of Credit. Municipal obligations, including certificates of participation, commercial paper and other short-term obligations, may be backed by an irrevocable letter of credit of a bank which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks which, in the opinion of the Advisor, are of investment quality comparable to other permitted investments of a fund may be used for letter of credit backed investments.

Maintenance of $1.00 Net Asset Value, Credit Quality and Portfolio Maturity. The Funds effect sales, redemptions and repurchases at the net asset value per share, normally $1.00. In fulfillment of their responsibilities under Rule 2a-7 of the 1940 Act, the Trust’s Board has approved policies established by the Funds’ Advisor reasonably calculated to prevent each fund’s net asset value per share from deviating from $1.00 except under unusual or extraordinary circumstances and the Trust’s Board will periodically review the Advisor’s operations under such policies at regularly scheduled Board meetings. Those policies include a weekly monitoring by the Advisor of unrealized gains and losses in each Fund’s portfolio, and when necessary, in an effort to avoid deviation, taking corrective action, such as adjusting the maturity of the portfolio, or, if possible, realizing gains or losses to offset in part unrealized losses or gains. The result of those policies may be that the yield on shares of a fund will be lower than would be the case if the policies were not in effect. Such policies also provide for certain action to be taken with respect to portfolio securities which experience a downgrade in rating or suffer a default.

Securities eligible for investment by a fund are those securities which are generally rated (or issued by an issuer with comparable securities rated) in the highest short-term rating category by at least two rating services (or by one rating service, if no other rating agency has issued a rating with respect to that security). These securities are known as “first tier securities.” Securities generally rated (or issued by an issuer with comparable securities rated) in the top two categories by at least two rating agencies (or one, if only one rating agency has rated the security) which do not qualify as first tier securities are known as “second tier securities.” Each fund will not invest more than 5% of its total assets in the securities of a single issuer, other than the US Government. A fund may, however, invest more than 5% of its total assets in the first tier securities of a single issuer for a period of up to three business days after purchase, although the fund may not make more than one such investment at any time during such period. A fund may not invest more than 5% of its total assets in securities which were second tier securities when acquired by the fund. Further, a fund may not invest more than the greater of (1) 1% of its total assets, or (2) one million dollars, in the securities of a single issuer which were second tier securities when acquired by the fund.

The assets of each fund consist entirely of cash items and investments having a stated maturity date of 397 calendar days or less from the date of purchase (including investment in repurchase agreements, in which case maturity is measured by the repurchase date, without respect to the maturity of the obligation). The portfolio of each Fund will be managed so that the average maturity of all instruments (on a dollar-weighted basis) will be 90 days or less. The average maturity of a fund will vary according to the management’s appraisal of money market conditions.

Municipal Lease Obligations and Participation Interests. Participation interests represent undivided interests in municipal leases, installment purchase contracts, conditional sales contracts or other instruments. These are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or contracts. They may be variable rate or fixed rate.

A fund may purchase from banks participation interests in all or part of specific holdings of municipal obligations, provided the participation interest is fully insured. Each participation is backed by an irrevocable letter of credit or guarantee of the selling bank that the Advisor has determined meets the prescribed quality standards of the fund. Therefore, either the credit of the issuer of the municipal obligation or the selling bank, or both, will meet the quality standards of the particular fund. A fund has the right to sell the participation back to the bank after seven days’ notice for the full principal amount of the fund’s interest in the municipal obligation plus accrued interest, but only (i) as required to provide liquidity to the fund, (ii) to maintain a high quality investment portfolio or (iii) upon a default under the terms of the municipal obligation. The selling bank will receive a fee from the fund in connection with the arrangement. A fund will not purchase participation interests unless in the opinion of bond counsel, counsel for the issuers of such participations or counsel selected by the Advisor, the interest from such participations is exempt from regular federal income tax and state income tax for the fund.

A municipal lease obligation may take the form of a lease, installment purchase contract or conditional sales contract which is issued by a state or local government and authorities to acquire land, equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal lease obligations frequently involve special risks not normally associated with general obligations or revenue bonds.

Leases and installment purchase or conditional sale contracts (which normally provide for title in the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of nonappropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovery or the failure to fully recover the fund’s original investment.

Certain municipal lease obligations and participation interests may be deemed illiquid for the purpose of a fund’s limitation on investments in illiquid securities. Other municipal lease obligations and participation interests acquired by a fund may be determined by the Advisor to be liquid securities for the purpose of such limitation. In determining the liquidity of municipal lease obligations and participation interests, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations and participation interests affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a fund.

A fund may purchase participation interests in municipal lease obligations held by a commercial bank or other financial institution. Such participations provide a fund with the right to a pro rata undivided interest in the underlying municipal lease obligations. In addition, such participations generally provide the fund with the right to demand payment, on not more than seven days’ notice, of all or any part of such fund’s participation interest in the underlying municipal lease obligation, plus accrued interest.

Municipal Securities, such as industrial development bonds, are issued by or on behalf of public authorities to obtain funds for purposes including privately operated airports, housing, conventions, trade shows, ports, sports, parking or pollution control facilities or for facilities for water, gas, electricity or sewage and solid waste disposal. Such obligations, which may include lease arrangements, are included within the term Municipal Securities if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although current federal tax laws place substantial limitations on the size of such issues.

Municipal Securities which the funds may purchase include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or “Ginnie Mae” (the Government National Mortgage Association) at the end of the project construction period. Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. A fund may purchase other Municipal

Securities similar to the foregoing, which are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

A fund will invest only in Municipal Securities that at the time of purchase: (a) are rated within the two highest-ratings for Municipal Securities assigned by Moody’s (Aaa or Aa) or assigned by S&P (AAA or AA); (b) are guaranteed or insured by the US Government as to the payment of principal and interest; (c) are fully collateralized by an escrow of US Government securities acceptable to the funds’ Advisor; (d) have at the time of purchase Moody’s short-term Municipal Securities rating of MIG-2 or higher or a municipal commercial paper rating of P-2 or higher, or S&P’s municipal commercial paper rating of A-2 or higher; (e) are unrated, if longer term Municipal Securities of that issuer are rated within the two highest rating categories by Moody’s or S&P; or (f) are determined to be at least equal in quality to one or more of the above ratings in the discretion of the fund’s Advisor. See “Appendix” for a more detailed discussion of the Moody’s and S&P ratings outlined above. In addition, the funds limit their investments to securities that meet the quality requirements of Rule 2a-7 under the 1940 Act. See “Net Asset Value.”

Dividends representing net interest income received by a fund on Municipal Securities will be exempt from federal income tax when distributed to the fund’s shareholders. Such dividend income may be subject to state and local taxes. The fund’s assets will consist of Municipal Securities, taxable temporary investments as described below and cash. A fund considers short-term Municipal Securities to be those that mature in 397 calendar days or less. Examples of Municipal Securities that are issued with original maturities of one year or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds, warrants and tax-free commercial paper.

Municipal Securities generally are classified as “general obligation” or “revenue” issues. General obligation bonds are secured by the issuer’s pledge of its full credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Industrial development bonds held by a fund are in most cases revenue bonds and generally are not payable from the unrestricted revenues of the issuer, and do not constitute the pledge of the credit of the issuer of such bonds. Among other types of instruments, a fund may purchase tax-exempt commercial paper, warrants and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues. A fund may invest in short-term “private activity” bonds.

The Federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or Federal law that ultimately could affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

Municipal Trust Receipts. The Muni Money Portfolio may invest up to 35% of its net assets in municipal trust receipts (“MTRs”). MTRs are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership, coupled with a conditional right to sell, or put, the holder’s interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR would be considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The Fund’s investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Fund. While the Fund expects to benefit from a legal opinion to the effect that the income from an MTR is tax exempt to the same extent as the underlying bond, the Internal Revenue Service (the “IRS”) has not issued a ruling on this subject. In the event the IRS issues an adverse ruling, there is a risk that the interest paid on such MTRs would be deemed taxable.

Repurchase Agreements. A fund may invest in repurchase agreements, which are instruments under which a fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during a fund’s holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a fund might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.

A fund may enter into repurchase agreements with any member bank of the Federal Reserve System or any domestic broker/dealer which is recognized as a reporting Government securities dealer if the creditworthiness of the bank or broker/dealer has been determined by the Advisor to be at least as high as that of other obligations the fund may purchase or to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody’s, S&P or Duff.

A repurchase agreement provides a means for a fund to earn taxable income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the fund) “acquires a security (Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the fund together with the repurchase price on the date of repurchase. In either case, the income to the fund (which is taxable) is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry system.

It is not clear whether a court would consider the Obligation purchased by a fund subject to a repurchase agreement as being owned by that fund or as being collateral for a loan by the fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterized the transaction as a loan and the fund has not perfected an interest in the Obligation, the fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the fund is at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the fund, the Advisor seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the fund may incur a loss if the proceeds to the fund of the sale to a third party are less than the repurchase price. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the fund will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.

Securities Backed by Guarantees. A fund may invest in securities backed by guarantees from banks, insurance companies and other financial institutions. A money market fund’s ability to maintain a stable share price may depend upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a fund and affect its share price.

Stand-by Commitments. A stand-by commitment is a right acquired by a fund, when it purchases a municipal obligation from a broker, dealer or other financial institution (“seller”), to sell up to the same principal amount of such securities back to the seller, at the fund’s option, at a specified price. Stand-by commitments are also known as “puts.” The exercise by the fund of a stand-by commitment is subject to the ability of the other party to fulfill its contractual commitment.

Stand-by commitments acquired by a fund will have the following features: (1) they will be in writing and will be physically held by the fund’s custodian; (2) the fund’s right to exercise them will be unconditional and unqualified; (3) they will be entered into only with sellers which in the Advisor’s opinion present a minimal risk of default; (4) although stand-by commitments will not be transferable, municipal obligations purchased subject to such commitments may be sold to a third party at any time, even though the commitment is outstanding; and (5) their exercise price will be (i) the fund’s acquisition cost (excluding any accrued interest which the fund paid on their acquisition), less any amortized market premium or plus any amortized original issue discount during the period the fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date.

A fund expects that stand-by commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the fund will pay for stand-by commitments, either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitments.

It is difficult to evaluate the likelihood of use or the potential benefit of a stand-by commitment. Therefore, it is expected that the Advisor will determine that stand-by commitments ordinarily have a “fair value” of zero, regardless of whether any direct or indirect consideration was paid. However, if the market price of the security subject to the stand-by commitment is less than the exercise price of the stand-by commitment, such security will ordinarily be valued at such exercise price. Where a fund has paid for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held.

The Advisor understands that the Internal Revenue Service (the “Service”) has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The Service has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The Service has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. A fund intends to take the position that it owns any municipal obligations acquired subject to a Stand-by Commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Service will agree with such position in any particular case.

Third Party Puts. A fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing the fund at specified intervals to tender (or “put”) the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond or a loss of the bond’s tax-exempt status, the put option will terminate automatically, the risk to the fund will be that of holding such a long-term bond and the weighted average maturity of the fund’s portfolio would be adversely affected.

These bonds coupled with puts may present the same tax issues as are associated with Stand-By Commitments. As with any Stand-By Commitments acquired by a fund, the fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third-party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, the Advisor seeks to manage the fund’s portfolio in a manner designed to minimize any adverse impact from these investments.

US Government Securities. There are two broad categories of US Government-related debt instruments: (a) direct obligations of the US Treasury, and (b) securities issued or guaranteed by US Government agencies.

Examples of direct obligations of the US Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the US Treasury. These instruments are backed by the “full faith and credit” of the United States. They differ primarily in interest rates, the length of maturities and the dates of issuance. Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the US Treasury (such as Federal Home Loan Bank Bonds and Federal National Mortgage Association Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer. With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the US Treasury, there is no guarantee that the US Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.

US Government Securities may include “zero coupon” securities that have been stripped by the US Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a US Government agency or instrumentality.

Interest rates on US Government obligations may be fixed or variable. Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day US Treasury bill rates. These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the US Government Securities in the fund’s portfolio does not guarantee the net asset value of the shares of the fund. There are market risks inherent in all investments in securities and the value of an investment in the fund will fluctuate over time. Normally, the value of investments in US Government Securities varies inversely with changes in interest rates. For example, as interest rates rise the value of investments in US Government Securities will tend to decline, and as interest rates fall the value of the fund’s investments will tend to increase. In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain Mortgage-Backed Securities, such as GNMA Certificates. Prepayments of high interest rate Mortgage-Backed Securities during times of declining interest rates will tend to lower the return of the fund and may even result in losses to the fund if some securities were acquired at a premium. Moreover, during periods of rising interest rates, prepayments of Mortgage-Backed Securities may decline, resulting in the extension of the fund’s average portfolio maturity. As a result, the fund’s return may experience greater volatility during periods of rising interest rates than under normal market conditions.

Variable Rate Securities. A fund may invest in Variable Rate Securities, instruments having rates of interest that are adjusted periodically or that “float” continuously according to formulae intended to minimize fluctuation in values of the instruments. The interest rate of Variable Rate Securities ordinarily is determined by reference to or is a percentage of an objective standard such as a bank’s prime rate, the 90-day US Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Demand Securities (“Variable Rate Demand Securities”) have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. A fund determines the maturity of Variable Rate Securities in accordance with Rule 2a-7, which allows a fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

When-Issued Securities. A fund may purchase and sell securities on a when-issued or delayed delivery basis. A when-issued or delayed delivery transaction arises when securities are bought or sold for future payment and delivery to secure what is considered to be an advantageous price and yield to the fund at the time it enters into the transaction. In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, the fund will consider them to have been purchased on the date when it committed itself to the purchase.

A security purchased on a when-issued basis, like all securities held by the fund, is subject to changes in market value based upon changes in the level of interest rates and investors’ perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore if, in order to achieve higher interest income, the fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the fund’s assets will vary from $1.00 per share because the value of a when-issued security is subject to market fluctuation and no interest accrues to the purchaser prior to settlement of the transaction.

The fund will only make commitments to purchase Municipal Securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the fund reserves the right to sell these securities before the settlement date if deemed advisable. The sale of these securities may result in the realization of gains that are not exempt from federal income tax.

MANAGEMENT OF THE FUNDS

Investment Advisor. On April 5, 2002, Zurich Scudder Investments, Inc. (“Scudder”), the investment advisor for each fund, was acquired by Deutsche Bank AG. Upon the closing of this transaction, Scudder became part of Deutsche Asset Management (“DeAM”) and changed its name to Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”). DeIM, which is part of Deutsche Asset Management, is the investment advisor for each Fund. Under the supervision of the Board of Trustees of the Trust, DeIM, with headquarters at 345 Park Avenue, New York, New York 10154, makes each Fund’s investment decisions, buys and sells securities for the Funds and conducts research that leads to these purchase and sale decisions. DeIM and its predecessors have more than 80 years of experience managing mutual funds. DeIM provides a full range of investment advisory services to institutional and retail clients. The Funds’ Advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DeIM is one of the most experienced investment counsel firms in the US. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928 it introduced the first no-load mutual fund to the public. In 1953 Scudder introduced Scudder International Fund, Inc., the first mutual fund available in the US investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On December 31, 1997, Zurich Insurance Company (“Zurich”) acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder’s name was changed to Scudder Kemper Investments, Inc. On January 1, 2001, the Advisor changed its name from Scudder Kemper Investments, Inc. to Zurich Scudder Investments, Inc. On April 5, 2002, 100% of Scudder, not including certain U.K. operations (known as Threadneedle Investments), was acquired by Deutsche Bank AG.

The Advisor manages each Fund’s daily investment and business affairs subject to the policies established by the Trust’s Board of Trustees. The Trustees have overall responsibility for the management of each Fund under Massachusetts law.

Pursuant to an investment management agreement with each Fund, the Advisor acts as each Fund’s investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as trustees or officers of one or more Funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor’s duties.

Today the Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

The Advisor maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The Advisor receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the Advisor’s clients. However, the Advisor regards this information and material as an adjunct to its own research activities. The Advisor’s international investment management team travels the world researching hundreds of companies. In selecting securities in which a Fund may invest, the conclusions and investment decisions of the Advisor with respect to a Fund are based primarily on the analyses of its own research department.

In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.

The present investment management agreement for each Fund (the “Agreement”) was approved by the Trustees on February 4, 2002 and became effective on April 5, 2002. The Agreement, last approved by the Trustees on September 24, 2004, will continue in effect until September 30, 2005, and continue from year to year thereafter only if its continuance is approved annually by the vote of a majority of those Trustees who are not parties to such Agreement or interested persons of the Advisor or the Trust (“Independent Trustees” or “Non-Interested Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Trust’s Trustees or of a majority of the outstanding voting securities of each Fund.

The Agreements may be terminated at any time without payment of penalty by either party on sixty days’ written notice and automatically terminate in the event of their assignment.

Under each Agreement, the Advisor regularly provides each Fund with continuing investment management for each Fund’s portfolio consistent with each Fund’s investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Fund’s assets shall be held uninvested, subject to the Trust’s Declaration of Trust, By-Laws, the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”) and to each Fund’s investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. The Advisor also advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees and the appropriate committees of the Trustees regarding the conduct of the business of each Fund.

The Trust, on behalf of each Fund, pays the Advisor an advisory fee at the annual rate of 0.50% of the first $215 million of average daily net assets of each Fund, 0.375% of the next $335 million of net assets, 0.30% of the next $250 million of net assets and 0.25% of average daily net assets of each Fund over $800 million. The fee is payable monthly, provided that each Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of each Fund and unpaid.

The Advisor agreed to temporarily waive and reimburse certain operating expenses of each Fund.

The advisory fees paid by each Fund for its last three fiscal years are shown in the table below.

Fund	2004	2003	2002	Dollar Amount of Fee Not Imposed for Fiscal Year 2004
Money Fund	$1,884,898	$2,452,384	$3,215,515	$85,766
Government & Agency Money Fund	$680,211	$1,015,940	$1,420,003	$160,573
Muni Money Fund	$1,195,160	$1,469,160	$1,924,838	$124,182

For the fiscal year ended July 31, 2003, the Advisor waived fees in the amount of $419,337, $428,360 and $657,914 for Money Fund, Government & Agency Money Fund and Muni Money Fund, respectively.

For the fiscal year ended July 31, 2002, the Advisor waived fees in the amount of $315,085, $643,462 and $1,419,767 for Money Fund, Government & Agency Money Fund and Muni Money Fund, respectively. In addition, for the fiscal year ended July 31, 2002, the Advisor absorbed operating expenses in the amount of $103,425 for Money Fund.

Under its Agreement, a Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers’ commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the Transfer Agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Trustees, officers and employees of the Trust who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. A Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. A Fund is also responsible for its expenses of shareholders’ meetings, the cost of responding to shareholders’ inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Trustees of the Fund with respect thereto.

In reviewing the terms of each Agreement and in discussions with the Advisor concerning the Agreements, the Trustees of the Trust who are not “interested persons” of the Advisor are represented by independent counsel at the Funds’ expense.

Each Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Funds’ custodian bank. It is the Advisor’s opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

Board Considerations in Connection with Annual Renewal of Investment Management Agreement. The Board of Trustees approved the renewal of the Funds’ advisory contract at a meeting held on September 23 and 24, 2004. As part of the annual contract review process, commencing in July, 2004, the Board, as a whole, the Independent Trustees, separately, and the Funds’ Oversight Committee met on several occasions to consider the renewal of the Funds’ investment management agreement. The Oversight Committee initially analyzed and reviewed extensive materials, requested and received responses from the Advisor and received advice from independent legal counsel. The Independent Trustees also retained an independent consultant to evaluate the appropriateness of the groupings used by the Advisor for purposes of comparing fees of similar funds and other institutional accounts. The Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committee’s findings and recommendations and presented its recommendations to the full Board. At a meeting on September 24, 2004, the Board concluded that the terms of the investment management agreement for the Funds are fair and reasonable and the continuance of the agreement is in the best interest of each Fund. As a part of its decision-making process, the Board noted that the Advisor and its predecessors have managed each Fund since its inception, and the Trustees believe that a long-term relationship with a capable, conscientious adviser is in the best interests of the Fund. The Board considered, generally, that shareholders invested in a Fund, or approved the investment management agreement for the Fund, knowing that the Adviser managed the Fund and knowing the investment management fee schedule. As such, the Board considered, in particular, whether the Advisor managed each Fund in accordance with its investment objectives and policies as disclosed to shareholders. The Board concluded that each Fund was managed by the Advisor consistent with its investment objectives and policies.

In connection with their meetings, the Oversight Committee and the Board received comprehensive materials from the Advisor and from independent sources relating to the management fees charged and services provided, including information about (i) the nature and quality of services provided by the Advisor, including information with respect to administrative services provided under the investment management agreement and compliance with legal requirements; (ii) the management fees, expense ratios and asset size of each Fund relative to peer groups; (iii) the level of the Advisor’s profits with respect to the management of each Fund, including the methodology used to allocate costs among funds advised by the Advisor and an attestation report from an accounting firm as to the methodology employed; (iv) the short-term and long-term performance of the Funds relative to appropriate peer groups; (v) fall-out benefits to the Advisor from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of the Advisor; (vi) the potential incidental benefits to the Advisor and its affiliates, the Funds and their shareholders; and (vii) general information about the Advisor. With respect to investment performance, Fund expenses and Advisor profitability, the Board focused primarily on data for the period ended December 31, 2003, but also considered more recent investment performance and its observations from ongoing performance reviews. In addition to the materials prepared specifically for contract review analysis, on an ongoing basis the Board receives information and reports on investment performance as well as operational and compliance matters.

Investment Performance. The Board reviewed each Fund’s investment performance as well as the performance of relevant peer groups of funds. The Board considered short-term and long-term performance, as well as the factors contributing to underperformance and steps taken by the Advisor to improve any underperformance. In particular, the Board noted that the Advisor has a process by which it identifies those funds experiencing significant underperformance relative to their peer group (on a gross return basis) for designated time periods (“Focus Funds”) and provides more frequent reports of steps to monitor and improve performance of the Focus Funds. The Board noted that during the period in which the Board was evaluating the investment management agreement, the Scudder

YieldWise Municipal Money Fund had been identified as a Focus Fund. Underperformance was attributed by the Advisor to defensive measures taken that subsequently were favorable to the Fund.

Fees and Expenses. The Board considered each Fund’s management fee rates, expense ratios and asset size relative to an appropriate peer group of funds. The Board also considered each Fund’s management fee rates as compared to fees charged by the Advisor and certain of its affiliates for non-investment company institutional accounts. The Board noted that the mix of services under the Funds’ investment management agreement versus those under the Advisor’s advisory agreements for non-investment company institutional accounts differ significantly.

Profitability. The Board considered the level of the Advisor’s profits with respect to the management of each Fund, including a review of the Advisor’s methodology in allocating its costs to the management of the Funds. The Board considered the profits realized by the Advisor in connection with the operation of each Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Board also considered the Advisor’s overall profit margins in comparison with available industry data.

Economies of Scale. The Board considered whether there have been economies of scale with respect to the management of each Fund and whether the Fund has appropriately benefited from any economies of scale. The Board considered whether the management fee rate is reasonable in relation to the asset size of the Fund. The Board noted that the investment management fee for each Fund included four breakpoints, designed to share economies of scale with the shareholders.

Advisor Personnel and Methods. The Board considered the size, education and experience of the Advisor’s staff, its use of technology and its approach to recruiting, training and retaining portfolio managers and other research and management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, cost and extent of administrative and shareholder services performed by the Advisor and its affiliated companies.

Other Benefits to the Advisor. The Board also considered the character and amount of other incidental benefits received by the Advisor and its affiliates.

Code of Ethics

The Funds, the Advisor and the Funds’ principal underwriter have each adopted codes of ethics under rule 17j-1 of the 1940 Act. Board members, officers of the Trust and employees of the Advisor and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor’s Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor’s Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Advisor’s Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

PORTFOLIO TRANSACTIONS

Brokerage Commissions

Portfolio transactions may be placed by the Advisor.

Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker. There usually are no brokerage commissions paid by a Fund for such purchases. During the last three fiscal years each Fund paid no portfolio brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

SERVICE PROVIDERS

Principal Underwriter

Scudder Distributors, Inc. (SDI), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter for shares of the Funds and acts as agent of the Funds in the continuous sale of their shares. The Funds pay the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and SDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. SDI also pays for supplementary sales literature and advertising costs. Terms of continuation, termination and assignment under the underwriting agreement are identical to those described above with regard to the investment management agreement, except that termination other than upon assignment requires six months notice and shares are voted in the aggregate and not by Fund whenever shareholders vote with respect to such agreement. SDI receives no compensation from the Funds as principal underwriter for the Funds shares and pays all expenses of distribution of the Funds shares.

Certain officers or trustees of the Trust are also directors or officers of the Advisor and SDI as indicated under “Officers and Trustees.”

Independent Registered Public Accounting Firm

The financial highlights of each Fund included in the Funds’ prospectus and the financial statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, Independent Registered Public Accounting Firm (“Independent Auditors”), given on the authority of said firm as experts in auditing and accounting. Ernst & Young LLP audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

Legal Counsel

Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to each Fund and the Independent Trustees.

Fund Accounting Agent

Scudder Fund Accounting Corporation (“SFAC”), Two International Place, Boston, Massachusetts, 02110, a subsidiary of the Advisor, is responsible for determining the daily net asset value per share of the Funds and maintaining portfolio and general accounting records. Currently, SFAC receives no fee for its services to the Funds; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services under this agreement.

Pursuant to an agreement among the Advisor, SFAC and State Street Bank and Trust Company (“SSB”) (the “Sub-Accounting and Sub-Administrator Agreement”), SFAC and the Advisor have delegated certain fund accounting functions to SSB under the fund accounting agreement. The costs and expenses of such delegation are borne by the Advisor and SFAC, not by the Funds.

Administrator

Pursuant to a sub-administrator agreement between the Advisor and SSB, the Advisor has delegated certain administrative functions to SSB under the investment management agreement. The costs and expenses of such delegation are borne by the Advisor, not by the Funds.

Custodian, Transfer Agent And Shareholder Service Agent

State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, Massachusetts 02110, as custodian, has custody of all securities and cash of the Funds. State Street attends to the collection of principal and income, and payment for and collection of proceeds bought and sold by the Funds.

State Street also acts as transfer agent for the Funds. Pursuant to a services agreement with State Street, Scudder Investments Service Company (SISC), 210 W. 10th Street, Kansas City, Missouri 64105-1614, an affiliate of the Advisor, serves as “Shareholder Service Agent.” State Street receives as transfer agent, and pays to SISC annual account fees of a maximum of $10 per account, a $5 new account set up fee, an annual asset based fee of 0.05% of average daily net assets and out-of-pocket expense reimbursement.

During the fiscal year ended July 31, 2004, shareholder service fees were remitted for Money Fund in the amount of $244,427 of which $244,427 was not imposed as of July 31, 2004, for Government & Agency Money Fund in the amount of $47,039 of which $47,039 was not imposed as of July 31, 2004, and for Muni Money Fund in the amount of $165,267 of which $165,267 was not imposed as of July 31, 2004 to SISC as Shareholder Service Agent.

During the fiscal year ended July 31, 2003, shareholder service fees were remitted for Money Fund in the amount of $346,186 of which $346,186 was not imposed as of July 31, 2003, for Government & Agency Money Fund in the amount of $144,045 of which $144,045 was not imposed as of July 31, 2003, and for Muni Money Fund in the amount of $131,532 of which $131,532 was not imposed as of July 31, 2003 to SISC as Shareholder Service Agent.

During the fiscal year ended July 31, 2002, shareholder service fees were remitted for Money Fund in the amount of $518,838 for Government & Agency Money Fund in the amount of $211,020 and for Muni Money Fund in the amount of $258,191 to SISC as Shareholder Service Agent.

Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. (“DST”), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by SISC, not by the Funds.

Custodian’s fee may be reduced by certain earnings credits in favor of each Fund.

PURCHASE AND REDEMPTION OF SHARES

Purchase of Shares

Shares of each Fund are sold at their net asset value next determined after an order and payment are received in the form described in the Funds’ prospectus. There is no sales charge. The minimum initial investment in any Fund is $25,000 ($10,000 for IRAs) and the minimum subsequent investment is $1,000, but such minimum amounts may be changed at any time. See the prospectus for certain exceptions to these minimums. The Funds may waive the minimum for purchases by trustees, directors, officers or employees of the Trust or the Advisor and its affiliates and the $1 monthly fee assessed on accounts below $10,000. An investor wishing to open an account should use the account application form available from the Funds and choose one of the methods of purchase described in the Funds’ prospectus. Since each Fund will be investing in instruments that normally require immediate payment in Federal Funds (monies credited to a bank’s account with its regional Federal Reserve Bank), each Fund has adopted procedures for the convenience of its shareholders and to ensure that each Fund receives investable funds.

If shares of a Fund to be redeemed were purchased by check or through certain Automated Clearing House (“ACH”) transactions, the Fund may delay transmittal of redemption proceeds until it has determined that collected funds have been received for the purchase of such shares, which will be up to 10 days from receipt by the Fund of the purchase amount. Shareholders may not use expedited redemption procedures (wire transfer or Redemption Check) until the shares being redeemed have been owned for at least 10 days, and shareholders may not use such procedures to redeem shares held in certificated form. There is no delay when shares being redeemed were purchased by wiring Federal Funds.

Due to the desire of the Trust’s management to afford ease of redemption, certificates will not be issued to indicate ownership in the Funds. Share certificates now in a shareholder’s possession may be sent to the Transfer Agent for cancellation and credit to such shareholder’s account. Shareholders who currently hold certificates may hold the certificates in their possession until they wish to exchange or redeem such shares.

Orders for purchase of shares of a Fund received by wire transfer in the form of Federal Funds will be effected at the next determined net asset value. Shares purchased by wire will receive that day’s dividend if effected at or prior to the 2:00 p.m. Eastern time net asset value determination for Money Fund and Government & Agency Money Fund and at or prior to the 12:00 p.m. Eastern time net asset value determination for the Muni Money Fund, otherwise dividends will begin to accrue for the next business day if effected at the 4:00 p.m. Eastern time net asset value determination. Investments by check will be effective at 4:00 p.m. Eastern time on the next business day and will earn dividends the following calendar day.

Orders for purchase accompanied by a check or other negotiable bank draft will be accepted and effected as of 4:00 p.m. Eastern time on the next business day following receipt and such shares will receive the dividend for the next calendar day following the day the purchase is effected. If an order is accompanied by a check drawn on a foreign bank, funds must normally be collected on such check before shares will be purchased.

If payment is wired in Federal Funds, the payment should be directed to Scudder YieldWise Funds: UMB of Kansas City, N.A. (ABA #1010-0069-5) Scudder YieldWise Money Fund: 98-7083-881-8, or Scudder YieldWise Government & Agency Money Fund: 98-7096-453-8 or, Scudder YieldWise Municipal Money Fund: 98-7096-455-4.

Redemption of Shares

General. Upon receipt by the Shareholder Service Agent of a request for redemption in proper form, shares will be redeemed by a Fund at the applicable net asset value as described in the Funds’ prospectus. If processed at 4:00 p.m. Eastern time, the shareholders will receive that day’s dividend. A shareholder may elect to use either the regular or expedited redemption procedures. Shareholders who redeem shares of a Fund will receive the net asset value of such shares and all declared but unpaid dividends on such shares.

The Funds may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange (“Exchange”) is closed other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which (i) disposal of a Fund’s investments is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of its net assets, or (c) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Funds’ shareholders.

In addition, the Money Fund may delay payments of redemptions in the event of a closing of the Federal Reserve Bank’s wire payment system until a reasonable time after the system reopens, but in any event the Fund may not delay payment more than seven days except under the circumstances discussed in the previous paragraph.

Although it is each Fund’s present policy to redeem in cash, if the Board of Trustees determines that a material adverse effect would be experienced by the remaining shareholders if payment were made wholly in cash, a Fund will pay the redemption price in part by a distribution of portfolio securities in lieu of cash, in conformity with the applicable rules of the Securities and Exchange Commission, taking such securities at the same value used to determine net asset value, and selecting the securities in such manner as the Board of Trustees may deem fair and equitable. If such a distribution occurs, shareholders receiving securities and selling them could receive less than the redemption value of such securities and in addition could incur certain transaction costs. Such a redemption would not be as liquid as a redemption entirely in cash. The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares of a Fund solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder of record.

Regular Redemptions. When shares are held for the account of a shareholder by the Trust’s transfer agent, the shareholder may redeem them by sending a written request with signatures guaranteed to Scudder Investments Service Company, P.O. Box 219557, Kansas City, Missouri 64121-9557. Redemption requests and a stock power must be endorsed by the account holder with signatures guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other eligible financial institution. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. Additional documentation may be requested, and a signature guarantee is normally required, from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

Telephone Redemptions. If the proceeds of the redemption are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor, guardian and custodian account holders, provided the trustee, executor guardian or custodian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders and subject to the limitations on liability, provided that this privilege has been pre-authorized by the institutional account holder or guardian account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. Shares purchased by check or through certain ACH transactions may not be redeemed under this privilege of redeeming shares by telephone request until such shares have been owned for at least 10 days. This privilege of redeeming shares by telephone request or by written request without a signature guarantee may not be used to redeem shares held in certificate form and may not be used if the shareholder’s account has had an address change within 15 days of the redemption request. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the telephone redemption privilege, although investors can still redeem by mail. Each Fund reserves the right to terminate or modify this privilege at any time.

Expedited Wire Transfer Redemptions. If the account holder has given authorization for expedited wire redemption to the account holder’s brokerage or bank account, shares can be redeemed and proceeds sent by a federal wire transfer to a single previously designated account. Requests received by the Shareholder Service Agent prior to 12:00 p.m. Eastern time will result in shares being redeemed that day and normally the proceeds will be sent to the designated account that day. Once authorization is on file, the Shareholder Service Agent will honor requests by telephone at 1-800-621-1048 or in writing, subject to the limitations on liability. A Fund is not responsible for the efficiency of the federal wire system or the account holder’s financial services firm or bank. Each Fund currently does not charge the account holder for wire transfers. The account holder is responsible for any charges imposed by the account holder’s firm or bank. There is a $1,000 wire redemption minimum. To change the designated account to receive wire redemption proceeds, send a written request to the Shareholder Service Agent with signatures guaranteed as described above, or contact the firm through which shares of a Portfolio were purchased. Shares purchased by check or through certain ACH transactions may not be redeemed by wire transfer until the shares have been owned for at least 10 days. Account holders may not use this procedure to redeem shares held in certificate form. During periods when it is difficult to contact the Shareholder Service Agent by telephone, it may be difficult to use the expedited wire transfer redemption privilege. Each Fund reserves the right to terminate or modify this privilege at any time.

Redemptions By Draft. Upon request, shareholders will be provided with drafts to be drawn on a Fund (“Redemption Checks”). These Redemption Checks may be made payable to the order of any person for not more than $5 million. Shareholders should not write Redemption Checks in an amount less than $1,000 since a $10 service fee will be charged as described below. There is also a $2 fee for writing a check on accounts less than $100,000. When a Redemption Check is presented for payment, a sufficient number of full and fractional shares in the shareholder’s account will be redeemed as of the next determined net asset value to cover the amount of the Redemption Check. This will enable the shareholder to continue earning dividends until a Fund receives the Redemption Check. A shareholder wishing to use this method of redemption must complete and file an Account Application which is available from each Fund or firms through which shares were purchased. Redemption Checks should not be used to close an account since the account normally includes accrued but unpaid dividends. Each Fund reserves the right to terminate or modify this privilege at any time. This privilege may not be available through some firms that distribute shares of each Fund. In addition, firms may impose minimum balance requirements in order to offer this feature. Firms may also impose fees to investors for this privilege or establish variations of minimum check amounts if approved by each Fund.

Unless one signer is authorized on the Account Application, Redemption Checks must be signed by all account holders. Any change in the signature authorization must be made by written notice to the Shareholder Service Agent. Shares purchased by check or through certain ACH transactions may not be redeemed by Redemption Check until the shares have been on a Portfolio’s books for at least 10 days. Shareholders may not use this procedure to redeem shares held in certificate form. Each Fund reserves the right to terminate or modify this privilege at any time.

A Fund may refuse to honor Redemption Checks whenever the right of redemption has been suspended or postponed, or whenever the account is otherwise impaired. A $10 service fee will be charged when a Redemption Check is presented to redeem Fund shares in excess of the value of a Fund account or in an amount less than $1,000; when a Redemption Check is presented that would require redemption of shares that were purchased by check or certain ACH transactions within 10 days; or when “stop payment” of a Redemption Check is requested.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Fund’s shares, including different minimum investments, and may assess transaction or other fees. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund’s shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund’s transfer agent will have no information with respect to the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing, including, without limitation, transfers of registration and dividend payee changes, and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

Special Features. Certain firms that offer Shares of a Fund also provide special redemption features through charge or debit cards and checks that redeem Fund Shares. Various firms have different charges for their services. Shareholders should obtain information from their firm with respect to any special redemption features, applicable charges, minimum balance requirements and special rules of the cash management program being offered.

SPECIAL FEATURES

Automatic Withdrawal Plan. If you own $10,000 or more of a Fund’s shares you may provide for the payment from your account of any requested dollar amount to be paid to you or your designated payee monthly, quarterly, semi-annually or annually. Dividend distributions will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested, redemptions for the purpose of making such payments may reduce or even exhaust the account. Additionally, there is a $1/month small account fee for account balances under $10,000. The program may be amended on thirty days notice by the Fund and may be terminated at any time by the shareholder or the Funds. The minimum automatic withdrawal amount is $1,000 and the shareholder will be charged a $5.00 fee for each withdrawal.

Tax-Sheltered Retirement Programs. The Shareholder Service Agent provides retirement plan services and documents and can establish your account in any of the following types of retirement plans:

•	Traditional, Roth and Education Individual Retirement Accounts (IRAs) with State Street as custodian. This includes Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE”), IRA accounts and Simplified Employee Pension Plan (SEP) IRA accounts and prototype documents.

•	403(b) Custodial Accounts also with State Street as custodian. This type of plan is available to employees of most non-profit organizations.

•	Prototype money purchase pension and profit-sharing plans may be adopted by employers. The maximum contribution per participant is the lesser of 25% of compensation or $30,000.

Brochures describing the above plans, as well as providing model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, SIMPLE 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request. The brochures for plans with State Street Bank and Trust as custodian describe the current fees payable to State Street Bank and Trust for its services as custodian. Investors should consult with their own tax advisers before establishing a retirement plan.

TAXES

The following is intended to be a general summary of certain federal income tax consequences of investing in the Funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund intends to continue to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, each Fund must meet certain requirements regarding the source of its income and the diversification of its assets. Each Fund is required to distribute to its shareholders at least 90 percent of its taxable and tax-exempt net investment income (including net short-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code. Distributions of investment company taxable income are generally taxable to shareholders as ordinary income.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund’s distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

Subchapter M of the Code permits the character of tax-exempt interest distributed by a regulated investment company to flow-through as tax-exempt interest to its shareholders, provided that at least 50% of the value of the Fund’s assets at the end of each quarter of the taxable year is invested in state, municipal and other obligations the interest on which is excluded from gross income under Section 103(a) of the Code. The Fund intends to satisfy this 50% requirement in order to permit distributions of tax-exempt interest to be treated as such for federal income tax purposes in the hands of its shareholders. These distributions may be subject to the individual or corporate alternative minimum tax. Discount from certain stripped tax-exempt obligations or their coupons may be taxable.

Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of a Fund’s shares. Any shareholder who is not a US Person (as such term is defined in the Code) should consider the US and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to the current US withholding tax rate on amounts constituting ordinary income received by him or her, where such amounts are treated as income from US sources under the Code.

Interest on indebtedness incurred by shareholders to purchase or carry shares of a Fund will not be deductible for federal income tax purposes. Under rules used by the Internal Revenue Service (“IRS”) to determine when borrowed funds are used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

Section 147(a) of the Code prohibits exemption from federal income taxation of interest on certain governmental obligations to persons who are “substantial users” (or persons related thereto) of facilities financed by such obligations. The Funds have not undertaken any investigation as to the users of the facilities financed by bonds in their portfolios.

Tax legislation in recent years has included several provisions that may affect the supply of, and the demand for, tax-exempt bonds, as well as the tax-exempt nature of interest paid thereon. It is not possible to predict with certainty the effect of these recent tax law changes upon the tax-exempt bond market, including the availability of obligations appropriate for investment, nor is it possible to predict any additional restrictions that may be enacted in the future.

Exempt-interest dividends are included as income for purposes of determining whether the amount of a shareholder’s total social security benefits and railroad retirement benefits are subject to tax.

Tax-Free versus Taxable Yield. With respect to Municipal Money Fund, you may want to determine which investment — tax-free or taxable — will provide you with a higher after-tax return. To determine the taxable equivalent yield, simply divide the yield from the tax-free investment by the sum of [1 minus your marginal tax rate]. The tables below are provided for your convenience in making this calculation for selected tax-free yields and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield that Muni Money Fund may generate. Both tables are based upon current law as to the 2004 federal tax rate schedules.

FEDERAL

Taxable Income Single	Effective State Rate	Effective Federal Rate	Federal Tax Bracket	Taxable Income Joint	Effective State Rate	Effective Federal Rate	Federal Tax Bracket
$29,051 - 70,350	0.00%	25.00%	25.00%	$58,101 - 117,250	0.00%	25.00%	25.00%
70,351 - 146,750	0.00%	28.00%	28.00%	117,251 - 178,650	0.00%	28.00%	28.00%
146,751 - 319,100	0.00%	33.00%	33.00%	178,651 - 319,100	0.00%	33.00%	33.00%
Over 319,100	0.00%	35.00%	35.00%	Over 319,100	0.00%	35.00%	35.00%

	If your combined federal and state effective tax rate in 2004 is:

	10.00%	15.00%	25.00%	28.00%	33.00%	35.00%

To match these tax-free yields:	Your taxable investment would have to earn the following yield:

2.00%	2.22%	2.35%	2.67%	2.78%	2.99%	3.08%
3.00%	3.33%	3.53%	4.00%	4.17%	4.48%	4.62%
4.00%	4.44%	4.71%	5.33%	5.56%	5.97%	6.15%
5.00%	5.56%	5.88%	6.67%	6.94%	7.46%	7.69%
6.00%	6.67%	7.06%	8.00%	8.33%	8.96%	9.23%
7.00%	7.78%	8.24%	9.33%	9.72%	10.45%	10.77%
8.00%	8.89%	9.41%	10.67%	11.11%	11.94%	12.31%
9.00%	10.00%	10.59%	12.00%	12.50%	13.43%	13.85%

Please note:

1)	This chart does not take into consideration any local or city tax rates.

2)	The effective state and federal tax rates are calculated using the highest marginal tax rate within the applicable tax bracket.

3)	The combined effective tax rate reflects a deduction for state income taxes on the federal return.

4)	Taxable income amounts represent taxable income as defined in the Internal Revenue Code

NET ASSET VALUE

The net asset value of shares of each Fund is calculated on each day the New York Stock Exchange (the “Exchange”) is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

Each Fund values its portfolio instruments at amortized cost, which does not take into account unrealized capital gains or losses. This involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. Calculations are made to compare the value of a Fund’s investments valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. If a deviation of 1/2 of 1% or more were to occur between the net asset value per share calculated by reference to market values and a Fund’s $1.00 per share net asset value, or if there were any other deviation that the Board of Trustees believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated. If a Fund’s net asset value per share (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Fund’s net asset value per share (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the net asset value at $1.00 per share. Redemption orders received in connection with the administration of checkwriting programs by certain dealers or other financial services firms prior to the determination of a Fund’s net asset value also may be processed on a confirmed basis in accordance with the procedures established by SDI.

OFFICERS AND TRUSTEES

The following table presents certain information regarding the Trustees and Officers of the Trust as of December 1, 2004. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee’s term of office extends until the next shareholder’s meeting called for the purpose of electing such Trustee and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the Trust.

Independent Trustees

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairperson since 2004, Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building) (November 2004-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	87

John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	87

Lewis A. Burnham (1933) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company; (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	87

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A. O. Smith Corporation (diversified manufacturer) (1963-1994)	87

James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	87

Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	87

Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorship: RCP Advisors, LLC (a private equity investment advisory firm)	87

Fred B. Renwick (1930) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001- present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees	87

John G. Weithers (1933) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	87

Interested Trustee and Officers^2

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
William N. Shiebler^3 (1942) Trustee, 2004-present	Chief Executive Officer in the Americas for Deutsche Asset Management (“DeAM”) and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	142

Julian F. Sluyters^4 (1960) President and Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991 to 1998) UBS Global Asset Management	n/a

Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a

Kenneth Murphy^5 (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a

Paul Schubert^4 (1963) Chief Financial Officer, 2004-present	Managing Director, Deutsche Asset Management (2004-present); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Global Asset Management’s Family of Funds (1994-2004)	n/a

Charles A. Rizzo^5 (1957) Treasurer, 2002-present	Managing Director, Deutsche Asset Management (April 2004 to present); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)	n/a

John Millette^5 (1962) Secretary, 2001-present	Director, Deutsche Asset Management	n/a

Lisa Hertz^4 (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a

Daniel O. Hirsch^6 (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)	n/a

Caroline Pearson^5 (1962) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a

Name, Year of Birth, Position(s) Held with the Trust and Length of Time Served^1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Kevin M. Gay^5 (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management	n/a

Salvatore Schiavone^5 (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

Kathleen Sullivan D’Eramo^5 (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

^1	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the Fund, managed by the Advisor. For the Officers of the Fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Trustees.
^2	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.
^3	Address: 280 Park Avenue, New York, New York
^4	Address: 345 Park Avenue, New York, New York
^5	Address: Two International Place, Boston, Massachusetts
^6	Address: One South Street, Baltimore, Maryland

Officers’ Role with Principal Underwriter: Scudder Distributors, Inc.

Caroline Pearson:	Secretary
Philip J. Collora:	Assistant Secretary

Trustees’ Responsibilities. The officers of the Trust manage its day-to-day operations under the direction of the Trust’s Board of Trustees. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. A majority of the Trust’s Board members are not affiliated with the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following Committees, the Board has adopted a written charter setting forth the Committees’ responsibilities.

Board Committees: The Fund’s Board has the following committees:

Audit Committee: The Audit Committee makes recommendations regarding the selection of independent registered public accounting firms for the Fund, confers with the independent auditors regarding the Fund’s financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the auditors as to their independence. The members of the Audit Committee are Donald L. Dunaway (Chair), Robert B. Hoffman and Lewis A. Burnham. The Audit Committee held ten meetings during calendar year 2003.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Trustees, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Fund’s Governance Procedures and Guidelines. The members of the Nominating and Governance Committee are Lewis A. Burnham (Chair), James R. Edgar and Shirley D. Peterson. The Nominating and Governance Committee held six meetings during calendar year 2003. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) and resume to the Secretary of the Trust.

Valuation Committee: The Valuation Committee reviews Valuation Procedures adopted by the Board, determines fair value of the Fund’s securities as needed in accordance with the Valuation Procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), William N. Shiebler and John G. Weithers. Alternate members are Donald L. Dunaway and Lewis A. Burnham. The Trust’s Valuation Committee held two meetings during calendar year 2003.

Operations Committee: The Operations Committee oversees the operations of the Fund, such as reviewing each Fund’s administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations Committee are John W. Ballantine (Chair), Paul K. Freeman, Fred B. Renwick and John G. Weithers. The Operations Committee held seven meetings during calendar year 2003.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the Funds, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight Committee are Paul K. Freeman (Chair), Donald L. Dunaway and Shirley D. Peterson. The Fixed-Income Oversight Committee held five meetings during calendar year 2003.

Remuneration. Each Independent Trustee receives a monthly retainer, paid on a quarterly basis, and an attendance fee, plus expenses, for each Board meeting and Committee meeting attended. The Trustees serve as board members of various other funds advised by the Advisor. The Advisor supervises the Fund’s investments, pays the compensation and expenses of its personnel who serve as Trustees and officers on behalf of the Fund and receives a management fee for its services.

The Board of Trustees of the Fund established a deferred compensation plan for the Independent Trustees (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, the Independent Trustees may defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor (“Shadow Shares”). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Trustee’s share ownership.

Members of the Board of Trustees who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The Independent Trustees are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Trustee from the Fund and aggregate compensation from the fund complex during the calendar year 2003.

Name of Trustee	Compensation from Scudder YieldWise Money Fund	Compensation from Scudder YieldWise Government & Agency Money Fund	Compensation from Scudder YieldWise Municipal Money Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation Paid to Trustee from Fund Complex(4) (5)
John W. Ballantine	$4,253	$2,860	$3,337	$0	$218,350
Lewis A. Burnham	$4,390	$3,020	$3,510	$0	$209,620
Donald L. Dunaway(1)	$4,493	$2,966	$3,477	$0	$239,200
James R. Edgar(2)	$3,660	$2,490	$2,910	$0	$175,210
Paul K. Freeman	$4,188	$2,803	$3,277	$0	$194,280
Robert B. Hoffman	$3,944	$2,671	$3,124	$0	$189,160
Shirley D. Peterson(3)	$4,385	$2,933	$3,530	$0	$207,790
Fred B. Renwick	$3,830	$2,598	$3,030	$0	$183,940
John G. Weithers	$3,955	$2,643	$3,110	$0	$185,380

(1)	Does not include deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, Mr. Dunaway previously elected, in prior years, to defer fees. Deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Trust to Mr. Dunaway are $0.
(2)	Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor) payable from the Trust to Governor Edgar are $26,536.
(3)	Includes $19,020 in annual retainer fees received by Ms. Peterson as Lead Trustee.
(4)	For each Trustee, total compensation includes compensation for service on the boards of 31 trusts/corporations comprised of 81 funds/portfolios. Each Trustee currently serves on the boards of 31 DeAM trusts/corporations comprised of 87 funds/portfolios.
(5)	Aggregate compensation reflects amounts paid to the Trustees for special meetings in connection with amending the administrative services agreement and the transfer agency agreement and the delegation of certain fund accounting functions to State Street Bank and Trust Company. Such amounts totaled $15,510 for Messrs. Ballantine and Dunaway, $8,560 for Messrs. Freeman, Hoffman, Renwick, and Weithers, and $5,170 for Messrs. Burnham and Edgar and Ms. Peterson. These meeting fees were borne by the Advisor.

Mr. Freeman, prior to his service as Independent Trustee of the Trust, served as a board member of certain funds in the Deutsche Bank complex (“DB Funds”). In connection with his resignation and the resignation of certain other board members as Trustees of the DB Funds on July 30, 2002 (the “Effective Date”), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. (“DeAM”) agreed to recommend, and, if necessary obtain, directors and officers (“D&O”) liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Agreement to Indemnify Independent Directors/Trustees for Certain Expenses. In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Funds, each Fund’s investment advisor has agreed, subject to applicable law and regulation, to indemnify and hold harmless the applicable Funds against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or the investment advisor (“Enforcement Actions”) or that are the basis for private actions brought by shareholders of the Funds against the Funds, their directors and officers, the Funds’ investment advisor and/or certain other parties (“Private Litigation”), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation. In recognition of its undertaking to indemnify the applicable Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, each Fund’s investment advisor has also agreed, subject to applicable law and regulation, to indemnify the applicable Funds’ Independent Trustees against certain liabilities the Independent Trustees may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation, and advance expenses that may be incurred by the Independent Trustees in connection with any Enforcement Actions or Private Litigation. The applicable investment advisor is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund’s Board determines that the Independent Trustee ultimately would not be entitled to indemnification or (2) for any liability of the Independent Trustee to the Funds or their shareholders to which the Independent Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Independent Trustee’s duties as a director or trustee of the Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently unknown. These agreements by each Fund’s investment advisor will survive the termination of the investment management agreements between the applicable investment advisor and the Funds.

Trustee Fund Ownership. Under the Trust’s Governance Procedures and Guidelines, the Independent Trustees have established the expectation that within three years, an Independent Trustee will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on “Shadow Shares” in such funds) in the aggregate equal to at least one times the amount of the annual retainer received from such funds, with investments allocated to at least one money market, fixed-income and equity fund portfolio, where such an investment is suitable for the particular Independent Trustee’s personal investment needs. Each interested Trustee is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each Trustee’s share ownership of the Fund and all funds in the fund complex overseen by each Trustee as of December 31, 2003.

Name of Trustee	Dollar Range of Securities Owned in Scudder YieldWise Money Fund	Dollar Range of Securities Owned in Scudder YieldWise Government & Agency Money Fund	Dollar Range of Securities Owned in Scudder YieldWise Municipal Money Fund	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Trustee
John W. Ballantine	None	None	None	Over $100,000
Lewis A. Burnham	None	None	None	Over $100,000
Donald L. Dunaway*	Over $100,000	None	None	Over $100,000
James R. Edgar*	None	None	None	Over $100,000

Name of Trustee	Dollar Range of Securities Owned in Scudder YieldWise Money Fund	Dollar Range of Securities Owned in Scudder YieldWise Government & Agency Money Fund	Dollar Range of Securities Owned in Scudder YieldWise Municipal Money Fund	Aggregate Dollar Range of Securities Owned in All Funds in the Fund Complex Overseen by Trustee
Paul K. Freeman	$1 - $10,000	None	None	Over $100,000
Robert B. Hoffman	None	None	None	Over $100,000
Shirley D. Peterson	None	None	None	Over $100,000
Fred B. Renwick	$10,001 - $50,000	None	None	Over $100,000
William N. Shiebler	None	None	None	None**
John G. Weithers	None	None	None	Over $100,000

*	The dollar range of shares shown includes Shadow Shares of certain Scudder funds in which Mr. Dunaway and Governor Edgar are deemed to be invested pursuant to the Trust’s Deferred Compensation Plan as more fully described above under “Remuneration.”
**	Mr. Shiebler was elected to the Board effective June 18, 2004. As of December 31, 2003 Mr. Shiebler owned over $100,000 in other funds within the Scudder Fund Complex.

As of November 12, 2004, all Trustees and Officers of the Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

To the best of the Fund’s knowledge, as of November 12, 2004, no person owned of record or beneficially 5% or more of any class of the Fund’s outstanding shares, except as noted below.

As of November 12, 2004, 7,444,028.67 shares in the aggregate, or 7.65% of the outstanding shares of Scudder YieldWise Government and Agency Money Fund were held in the name of Van Gilder Insurance Corp., Premium Trust Account, 700 Broadway, Suite 1000, Denver, CO 80203-3400 who may be deemed to be beneficial owner of such shares.

As of November 12, 2004, 11,255,573.25 shares in the aggregate, or 7.08% of the outstanding shares of Scudder YieldWise Municipal Money Fund were held in the name of Metritech Inc., Attn Samuel E. and Marion E. Krug, PO Box 6479, Champaign, IL 61826-6479 who may be deemed to be beneficial owner of such shares.

Ownership in Securities of the Advisor and Related Companies

As reported to the Fund, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2003. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment advisor or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund (including Deutsche Bank AG).

Independent Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
John W. Ballantine	n/a	None	n/a	n/a	n/a
Lewis A. Burnham	n/a	None	n/a	n/a	n/a
Donald L. Dunaway	n/a	None	n/a	n/a	n/a

Independent Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
James R. Edgar	n/a	None	n/a	n/a	n/a
Paul K. Freeman	n/a	None	n/a	n/a	n/a
Robert B. Hoffman	n/a	None	n/a	n/a	n/a
Shirley D. Peterson	n/a	None	n/a	n/a	n/a
Fred B. Renwick	n/a	None	n/a	n/a	n/a
John G. Weithers	n/a	None	n/a	n/a	n/a

FUND ORGANIZATION

Organizational Description

Each Fund is a diversified series of the Trust, an open-end management investment company, organized as a business trust under the laws of Massachusetts on June 12, 1995. Effective November 17, 1998, the name of the Trust was changed from Zurich YieldWise Money Fund to Zurich YieldWise Funds. Effective April 8, 2002, the name of the Trust was changed from Zurich YieldWise Funds to Scudder YieldWise Funds. Also effective April 8, 2002, Zurich YieldWise Money Fund was redesignated Scudder YieldWise Money Fund, Zurich YieldWise Government Money Fund was redesignated Scudder YieldWise Government Money Fund and Zurich YieldWise Municipal Money Fund was redesignated Scudder YieldWise Municipal Money Fund. On May 1, 2004, Scudder YieldWise Government Money Fund was redesignated Scudder YieldWise Government & Agency Money Fund.

The Trust may issue an unlimited number of shares of beneficial interest, all having no par value, which may be divided by the Board of Trustees into classes of shares, subject to compliance with the Securities and Exchange Commission regulations permitting the creation of separate classes of shares. Currently, the Trust’s shares are not divided into classes.

The Trustees have the authority to create additional Funds and to designate the relative rights and preferences as between the different Funds. The Trustees also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Funds’ prospectus. Each share has equal rights with each other share of the same class of a Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees may also terminate any Fund or class by notice to the shareholders without shareholder approval.

The Funds generally are not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of the Trust (“Declaration of Trust”), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval by shareholders is required by the 1940 Act; (c) any termination or reorganization of a Fund or a class to the extent and as provided in the Declaration of Trust; (d) certain material amendments of the Declaration of Trust (such as other than amendments changing the name of a Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); and (e) such additional matters as may be required by law, the Declaration of Trust, the By-laws of a Fund, or any registration of a Fund with the SEC or as the trustees may consider necessary or desirable. Shareholders also vote upon changes in fundamental investment policies or restrictions.

The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that a Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with a Trust except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of

Trust protects or indemnifies a Trustee or officer against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of a Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by a Fund or the Trust’s Trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of a Fund and each Fund may be covered by insurance. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by the Advisor remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and such Fund itself is unable to meet its obligations.

If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing trustees and until the election and qualification of a successor or until such trustee sooner dies, resigns, retires or is removed.

Any Trustee may be removed for cause at any time by written instrument, signed by at least a majority of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective. Any Trustee may be removed with or without cause (i) by the vote of the shareholders entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class at any meeting called for such purpose, or (ii) by a written consent filed with the custodian of the Trust’s portfolio securities and executed by the shareholder entitled to vote more than fifty percent (50%) of the votes entitled to be cast on the matter voting together without regard to series or class. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate shares constituting at least one percent of the outstanding shares of the Trust, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting to consider removal of a Trustee and accompanied by a form of communication and request that they wish to transmit, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. The Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Advisor and its affiliates, including the Fund’s principal underwriter. The Guidelines set forth the Advisor’s general position on various proposals, such as:

•	Shareholder Rights — The Advisor generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

•	Anti-Takeover Matters — The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

•	Compensation Matters — The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Advisor generally votes against stock option plans that do not meet the Advisor’s criteria.

•	Routine Matters — The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the Advisor’s general voting positions on various proposals, the Advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the Advisor’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

A description of each Fund’s policies and procedures for voting proxies for portfolio securities and information about how each Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type “proxy voting” in the search field) — or on the SEC’s Web site — www.sec.gov. To obtain a written copy of a Fund’s policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

FINANCIAL STATEMENTS

The financial statements, including the investment portfolio, of each Fund, together with the Report of Independent Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Funds dated July 31, 2004, are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

Information concerning portfolio holdings of a Scudder Fund as of a month-end is available upon request no earlier than the 16th day after month-end. Please call Scudder Investments at the number appearing on the front cover of this Statement of Additional Information to make such a request.

APPENDIX — RATINGS OF INVESTMENTS

COMMERCIAL PAPER RATINGS

A-1, A-2; Prime-1, Prime-2; Duff-1, Duff-2 and F-1, F-2 Commercial Paper Ratings

Commercial paper rated by Standard & Poor’s Corporation has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody’s Investors Service, Inc. Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated Prime-1, 2 or 3.

The rating Duff-1 is the highest commercial paper rating assigned by Duff & Phelps Inc. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors that are supported by ample asset protection. Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

The ratings F-1 and F-2 are the highest commercial paper ratings assigned by Fitch Investors Services, Inc. Issues assigned a rating of F-1 are regarded as having the strongest degree of assurance for timely payment. Issues assigned a rating of F-2 have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned an F-1 rating.

MIG-1 and MIG-2 Municipal Notes

Moody’s ratings for state and municipal notes and other short-term loans will be designated Moody’s Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

STANDARD & POOR’S CORPORATION BOND RATINGS

AAA. This is the highest rating assigned by Standard & Poor’s Corporation to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

MOODY’S INVESTORS SERVICE, INC. BOND RATINGS

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

FITCH INVESTORS SERVICE, INC. BOND RATINGS

AAA. Highest credit quality. This rating denotes the lowest degree of credit risk.

AA. Very high credit quality. This rating denotes a very low expectation of credit risk.

DUFF & PHELP’S INC. BOND RATINGS

AAA — Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA — High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

[Scudder Investments logo]

Scudder Money Funds

Scudder Money Market Fund

Scudder Government & Agency Money Fund

Scudder Tax-Exempt Money Fund

Annual Report to Shareholders
July 31, 2004

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in them.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary July 31, 2004

Scudder Money Market Fund

All performance shown is historical and does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

Yield Comparison

[  ] Fund Yield

[  ] First Tier Money Fund Average

Weekly 7-Day Average Yield

Yields are historical, will fluctuate and do not guarantee future results. Please call (800) 621-1048 for the Fund’s most up-to-date performance.

Scudder Money Market Fund is compared to the First Tier Money Fund Average which consists of all non-institutional taxable money market funds investing in only first tier (highest rating) securities tracked by iMoneyNet, Inc.

7-day average yield is the annualized net investment income per share for the period shown. Gains or losses are not included.

Lipper Ranking as of 7/31/04

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	38	of	401	10
3-Year	36	of	350	11
5-Year	26	of	296	9
10-Year	19	of	168	11

Lipper Inc. rankings are based upon changes in net asset value with all dividends reinvested for the periods indicated as of 7/31/2004. Rankings are historical and do not guarantee future performance. The fund is compared to the Lipper Money Market Instrument Fund category.

Source: Lipper Inc.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

4

Scudder Government & Agency Money Fund

All performance shown is historical and does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

Yield Comparison

[  ] Fund Yield

[  ] Government Money Fund Average

Weekly 7-Day Average Yield

Yields are historical, will fluctuate and do not guarantee future results. Please call (800) 621-1048 for the Fund’s most up-to-date performance.

Scudder Government & Agency Money Fund is compared to the Government Money Fund Average which consists of all non-institutional government money market funds tracked by iMoneyNet, Inc.

7-day average yield is the annualized net investment income per share for the period shown. Gains or losses are not included.

Lipper Ranking as of 7/31/04

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	8	of	128	7
3-Year	10	of	120	9
5-Year	8	of	104	8
10-Year	6	of	72	9

Lipper Inc. rankings are based upon changes in net asset value with all dividends reinvested for the periods indicated as of 7/31/2004. Rankings are historical and do not guarantee future performance. The fund is compared to the Lipper Government Money Market Fund category.

Source: Lipper Inc.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

5

Scudder Tax-Exempt Money Fund

All performance shown is historical and does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

Yield Comparison

[  ] Fund Yield

[  ] Tax-Free Money Fund Average

Weekly 7-Day Average Yield

Yields are historical, will fluctuate and do not guarantee future results. Income may be subject to state and local taxes and the alternative minimum tax. Please call (800) 621-1048 for the Fund’s most up-to-date performance.

Scudder Tax-Exempt Money Fund is compared to the Tax-Free Money Fund Average which consists of all non-institutional tax-free money market funds tracked by iMoneyNet, Inc.

7-day average yield is the annualized net investment income per share for the period shown. Gains or losses are not included.

Lipper Ranking as of 7/31/04

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	10	of	131	8
3-Year	14	of	121	11
5-Year	7	of	106	7
10-Year	6	of	81	8

Lipper Inc. rankings are based upon changes in net asset value with all dividends reinvested for the periods indicated as of 7/31/2004. Rankings are historical and do not guarantee future performance. The fund is compared to the Lipper Tax-Exempt Money Market Fund category.

Source: Lipper Inc.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

6

Information About Each Fund’s Expenses

As an investor, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in each Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six-month period ended July 31, 2004.

The table illustrates each Fund’s expenses in two ways:

•	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

•	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended July 31, 2004

Actual Fund Return	Money Market Fund	Government & Agency Money Fund	Tax-Exempt Money Fund
Beginning Account Value 1/31/04	$1,000	$1,000	$1,000
Ending Account Value 7/31/04	$1,004	$1,004	$1,003
Expenses Paid per $1,000*	$2.22	$2.29	$1.97

Hypothetical 5% Fund Return	Money Market Fund	Government & Agency Money Fund	Tax-Exempt Money Fund
Beginning Account Value 1/31/04	$1,000	$1,000	$1,000
Ending Account Value 7/31/04	$1,023	$1,023	$1,023
Expenses Paid per $1,000*	$2.24	$2.31	$1.99

*	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.

Annualized Expense Ratios

Scudder Money Market Fund	0.44%
Scudder Government & Agency Money Fund	0.46%
Scudder Tax-Exempt Money Fund	0.40%

For more information, please refer to the Fund’s prospectus.

7

Portfolio Management Review

Scudder Money Funds: A Team Approach to Investing

Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for Scudder Money Funds. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

A group of investment professionals is responsible for the day-to-day management of each fund. These investment professionals have a broad range of experience managing money market funds.

In the following interview, Portfolio Managers Christine C. Haddad and Joseph Benevento discuss the market environment and the portfolio team’s approach to managing Scudder Money Funds during the 12-month period ended July 31, 2004.

Q: Will you discuss the market environment for the funds during the 12-month period ended July 31, 2004?

A: As we came into July 2003, the market’s focus turned from the reduction of the federal funds rate to its lowest level in more than 40 years, to the employment situation and its effect on the direction of interest rates. As economic recovery gathered momentum over the months following - with the government reporting 8% and 4% GDP growth for the third and fourth quarters of 2003, respectively - the market’s focus turned to the government’s monthly nonfarm payroll announcements; i.e., when would US economic activity accelerate to the point that a substantial number of jobs would be created and the Fed would switch from an accommodative to a tightening stance?

With each monthly nonfarm payroll announcement during the first quarter of 2004, investors grew more disappointed, as job creation remained subdued. Money market yields reacted accordingly, with the one-year LIBOR declining from 1.60% at the start of this year to 1.35% by the end of March.1 As a result, the market’s forecast for the start of Fed tightening was pushed further and further back. We kept weighted average maturity at the longer end of its range during the first quarter to capture additional yield.

[1]	LIBOR, London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market. It is not possible to invest directly into an index.

At the start of the second quarter, the Fed was signaling its concerns over a possible resurgence in inflation and hinted that it wasn’t comfortable maintaining the fed funds rate at 1% indefinitely. In anticipation of a change in the Fed’s stance, we reduced average maturity. Then, in early April, the nonfarm payroll figure surprised everyone as the government reported that the economy had created more than 300,000 new jobs in March. With this news, fixed-income markets experienced a dramatic turnaround, with one-year LIBOR spiking from 1.35% to 1.85% in anticipation of a potential rate hike as early as August. The May—and initially, June—jobs reports were also strong, and the Fed now stated that it would begin to raise interest rates in the near future. Markets reacted swiftly once again, with the yield curve steadily steepening from April through June and LIBOR rising to 2.5%. As the Fed’s June meeting drew closer, we began to reduce average maturity, purchasing only shorter-term issues, as the market began to “price in” four to five additional Fed rate hikes. When the Fed finally raised the federal funds rate by 25 basis points in late June, it stated that it would conduct its credit-tightening program at a “measured” pace. As the money market yield curve began to stabilize, market participants resumed purchasing longer-term issues.

As we moved into July, US economic momentum seemed to slow as consumer purchasing slackened, job creation was minimal, energy prices rose and the geopolitical situation deteriorated. In reaction, investors began to question whether the number of Fed rate hikes that previously had been priced into the market would actually occur, and the yield curve flattened. At present, we are keeping average maturity relatively short: We are poised for an August rate hike, but we feel that the economic outlook is too uncertain to gauge possible Fed actions during the fourth quarter.

8

Q: How did the funds in the series perform over their most recent fiscal year and what strategies did you pursue during the period?

A: We were able to produce competitive yields in Scudder Money Market Fund, Scudder Government & Agency Money Fund and Scudder Tax-Exempt Money Fund for the period.

During the second half of 2003 and the first quarter of this year, we pursued a “barbell” strategy within the Scudder Money Market Fund and the Scudder Government & Agency Money Fund. That is, we purchased longer-duration instruments with maturities of six to nine months and - increasingly - short-term securities with maturities of three months or less; we kept the shorter-term securities in the portfolios to meet liquidity needs. For both funds, we also purchased callable agency securities. During the first six months of 2004, we increased our allocation in floating-rate securities. The interest rate of floating-rate securities adjusts periodically based on indices such as LIBOR and the federal funds rate. Our decision to increase our allocation in floating-rate securities worked well during the period. As we moved into the second quarter of 2004, and the yield curve steepened sharply, we pursued a conservative strategy, emphasizing commercial paper and certificates of deposit.

Q: What has been the strategy for Scudder Tax-Exempt Money Fund?

A: Over the 12-month period, we continued to focus on the highest-quality investments for Scudder Tax-Exempt Money Fund while seeking competitive yields across the municipal investment spectrum. Earlier in the period, the supply of short-term municipal paper increased sharply due to sluggish economic growth and a slowdown in individual state and local government tax collection. Increased supply in the overall market was met with a surge in demand, as many investors took a defensive stance within their portfolios by purchasing tax-free money market securities.

Over most of the reporting period, we maintained a cautious stance by targeting an average maturity similar to that of our peers. At the close of the period, the fund was positioned with an average maturity target of 25 to 30 days. The fund also has a targeted portfolio allocation of 65% to 70% of assets in floating-rate securities and 30% to 35% in fixed-rate instruments. The fund’s fixed-rate issues are currently structured with a “laddered” approach, so that the maturities of the various issues are distributed across the money market yield curve. During the period, we continued to focus on the highest-quality investments while seeking competitive yields. In particular, we emphasized essential-services revenue issues and what is known as enhanced paper, i.e., securities guaranteed by a third party such as a bank or insurance company.

Q: What detracted from performance during the period?

A: During the second quarter, when the yield curve spiked, we waited to extend maturity until we were certain that one-year rates had peaked. We preferred to err on the side of caution, and we missed the recent top of LIBOR at 2.5%. Given the dramatic turns in economic data thus far this year, we feel it is prudent to keep maturity shorter - and forgo some yield pickup - when the direction of interest rates is so uncertain.

Q: Do you foresee any change in your management strategies?

A: We will continue our insistence on the highest credit quality within the funds. We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the funds and to seek competitive yields for our shareholders.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

9

Portfolio Summary July 31, 2004

Scudder Money Market Fund

Portfolio Composition	7/31/04	7/31/03
Commercial Paper	30%	31%
Certificates of Deposit and Bank Notes	19%	16%
Floating Rate Notes	18%	24%
US Government Sponsored Agencies+	14%	14%
Repurchase Agreements	13%	15%
Promissory Notes	4%	—
Short-Term Note	1%	—
Other Investments	1%	—
	100%	100%
Weighted Average Maturity*
Scudder Money Market Fund	53 days	84 days
First Tier Money Fund Average	41 days	53 days

+	Not backed by the full faith and credit of the US Government

Scudder Government & Agency Money Fund

Portfolio Composition	7/31/04	7/31/03
Agencies Not Backed by the Full Faith and Credit of the US Government	65%	73%
Repurchase Agreements	29%	21%
Backed by the Full Faith and Credit of the US Government	6%	6%
	100%	100%
Weighted Average Maturity*
Scudder Government & Agency Money Fund	54 days	84 days
Government Money Fund Average	38 days	49 days

Scudder Tax-Exempt Money Fund

Portfolio Composition	7/31/04	7/31/03
Municipal Investments	100%	100%
Weighted Average Maturity*
Scudder Tax-Exempt Money Fund	26 days	21 days
Tax-Free Money Fund Average	32 days	41 days

*	The Funds are compared to their respective iMoneyNet category: the First Tier Money Fund Average consists of all non-institutional taxable money market funds investing in only first tier (highest rating) securities; Government Money Fund Average consists of all non-institutional government money market funds; Tax-Free Money Fund Average consists of all non-institutional tax-free money market funds.

Portfolio composition is subject to change. For more complete details about the Funds’ holdings, see pages 16-29. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form is available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

10

Investment Portfolio as of July 31, 2004

Scudder Money Market Fund	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 19.3%
ABN AMRO Bank NV, 1.17%, 1/3/2005	25,000,000	25,000,000
Barclays Bank PLC, 1.27%, 1/12/2005	20,000,000	20,000,418

Credit Agricole Indosuez SA:
1.18%, 10/29/2004	25,000,000	25,000,000
1.27%, 12/31/2004	21,000,000	21,001,655

Credit Lyonnais AG:
1.11%, 9/24/2004	25,000,000	25,000,000
1.14%, 12/31/2004	15,000,000	15,000,000

Depfa Bank PLC:
1.185%, 10/26/2004	50,000,000	50,000,000
1.335%, 1/18/2005	25,000,000	25,000,000
Fortis Bank NV, 1.385%, 9/3/2004	20,000,000	19,999,819

HBOS Treasury Services PLC:
1.08%, 9/27/2004	75,000,000	75,000,000
1.1%, 8/5/2004	40,000,000	40,000,000
HSBC Bank USA, 1.32%, 1/18/2005	25,000,000	25,000,000
KBC Bank NV, 1.17%, 10/27/2004	35,000,000	35,000,000
Landesbank Baden Wurttemberg, 1.33%, 8/10/2004	20,000,000	20,000,294
Landesbank Hessen-Thuringen Girozentrale, 1.27%, 9/13/2004	16,000,000	15,999,178
Norddeutsche Landesbank Girozentrale, 1.17%, 8/20/2004	20,000,000	20,000,000

Societe Generale:
1.17%, 10/22/2004	20,000,000	20,000,000
1.185%, 1/4/2005	20,000,000	20,000,000
Toronto Dominion Bank, 1.14%, 12/30/2004	25,000,000	25,000,000
Wells Fargo Bank NA, 1.29%, 8/9/2004	140,000,000	140,000,000

Total Certificates of Deposit and Bank Notes (Cost $662,001,364)		662,001,364

Commercial Paper 29.5%
Archer-Daniels-Midland Co., 1.27%**, 8/10/2004	10,000,000	9,996,825
Beta Finance, Inc., 1.27%**, 10/29/2004	30,000,000	29,905,808

Cancara Asset Securitization LLC:
1.22%**, 8/20/2004	37,727,000	37,702,708
1.22%**, 8/23/2004	26,275,000	26,255,411
1.54%**, 10/13/2004	28,058,000	27,970,381
CC (USA), Inc., 1.6%**, 10/26/2004	50,000,000	49,808,889

CIT Group, Inc.:
1.07%**, 8/17/2004	20,000,000	19,990,489
1.075%**, 8/2/2004	20,000,000	19,999,403
1.12%**, 8/23/2004	15,000,000	14,989,733
1.15%**, 8/16/2004	35,000,000	34,983,229
1.55%**, 11/29/2004	10,000,000	9,948,333
1.57%**, 10/19/2004	20,000,000	19,931,095
1.73%**, 11/29/2004	15,000,000	14,913,500
Dorada Finance, Inc., 1.61%**, 10/27/2004	20,000,000	19,922,183
Falcon Asset Securitization, 1.3%**, 8/11/2004	25,000,000	24,990,972
General Electric Capital International Funding, Inc., 1.49%**, 9/20/2004	75,000,000	74,844,792

Grampian Funding Ltd.:
1.1%**, 8/9/2004	40,000,000	39,990,222
1.52%**, 11/22/2004	5,000,000	4,976,145
Greyhawk Funding LLC, 1.07%**, 9/15/2004	50,000,000	49,933,125

Irish Life and Permanent PLC:
1.1%**, 8/2/2004	25,000,000	24,999,236
1.18%**, 8/6/2004	35,000,000	34,994,264
1.61%**, 10/27/2004	25,000,000	24,902,729

K2 (USA) LLC:
1.08%**, 9/21/2004	33,200,000	33,149,204
1.09%**, 9/28/2004	30,000,000	29,947,317
1.51%**, 11/30/2004	10,000,000	9,949,247
1.55%**, 10/15/2004	30,000,000	29,903,125
1.6%**, 10/25/2004	30,000,000	29,886,667

Lake Constance Funding LLC:
1.22%**, 8/16/2004	48,400,000	48,375,397
1.25%**, 10/20/2004	20,000,000	19,944,444
Old Line Funding Corp., 1.22%**, 8/20/2004	27,466,000	27,448,315
RWE AG, 1.54%**, 10/13/2004	25,000,000	24,921,930

Scaldis Capital LLC:
1.52%**, 11/24/2004	25,000,000	24,878,611
1.53%**, 11/16/2004	10,000,000	9,954,525
Sheffield Receivables Corp., 1.53%**, 11/19/2004	15,000,000	14,929,875
Spintab Swedmortgage, 1.09%**, 8/18/2004	40,000,000	39,979,411
Tulip Funding Corp., 1.28%**, 8/31/2004	50,000,000	49,946,667

Total Commercial Paper (Cost $1,009,164,207)		1,009,164,207

Floating Rate Notes* 17.8%
American Express Credit Corp., 1.36%, 8/9/2005	35,000,000	35,014,657
American Honda Finance Corp., 144A, 1.97%, 1/18/2005	35,000,000	35,064,930
Associates Corp. of North America, 1.67%, 6/27/2005	65,000,000	65,000,000
Bear Stearns & Co., Inc., 1.463%, 8/2/2004	100,000,000	100,000,000

CC (USA), Inc.:
144A, 1.405%, 9/24/2004	50,000,000	49,999,262
144A, 1.405%, 9/27/2004	21,000,000	20,999,675
Depfa Bank PLC, 1.27%, 6/15/2005	25,000,000	25,000,000
Lehman Brothers Holdings, Inc., 1.06%, 9/7/2004	30,000,000	30,000,000
Merrill Lynch & Co., Inc., 1.362%, 2/4/2005	25,000,000	25,000,000

Morgan Stanley:
1.4%, 1/6/2005	40,000,000	40,000,000
1.4%, 2/18/2005	25,000,000	25,000,000
1.4%, 4/19/2005	65,000,000	65,000,000
Norddeutsche Landesbank Girozentrale, 1.52%, 3/29/2005	30,000,000	29,998,040
Sheffield Receivables Corp., 1.4%, 1/25/2005	15,000,000	14,999,268
Swedbank AB, 1.323%, 10/12/2004	50,000,000	49,998,503

Total Floating Rate Notes (Cost $611,074,335)		611,074,335

US Government Sponsored Agencies 13.5%

Federal Farm Credit Bank:
1.285%*, 12/15/2004	50,000,000	49,997,228
1.287%*, 6/13/2005	15,000,000	14,998,703
1.34%*, 1/17/2006	25,000,000	25,000,000

Federal Home Loan Bank:
1.248%*, 10/12/2004	60,000,000	59,995,236
1.45%*, 1/11/2005	35,000,000	35,000,000

Federal Home Loan Mortgage Corp.:
1.315%**, 1/11/2005	25,000,000	24,845,901
1.4%**, 1/11/2005	30,000,000	29,815,082
1.538%*, 10/7/2005	65,000,000	65,000,000

Federal National Mortgage Association:
1.08%**, 9/10/2004	25,000,000	24,970,000
1.09%**, 8/11/2004	15,000,000	14,995,458
1.28%*, 12/9/2005	10,000,000	9,991,755
1.6%, 12/29/2004	30,000,000	30,000,000
1.75%, 5/23/2005	35,000,000	35,000,000
1.81%, 5/27/2005	15,000,000	15,000,000
3.5%, 9/15/2004	26,479,000	26,546,846

Total US Government Sponsored Agencies (Cost $461,156,209)		461,156,209

Asset Backed 1.1%
Granite Mortgage PLC, “1A1”, Series 2004-1, 1.386%*, 12/20/2004	9,991,562	9,991,562
Nissan Auto Receivables Owners Trust, “1A1”, Series 2004-A, 1.07%, 3/15/2005	3,895,540	3,895,540
Permanent Financing PLC, “1A”, Series 4, 1.31%*, 3/10/2005	25,000,000	25,000,000

Total Asset Backed (Cost $38,887,102)		38,887,102

Promissory Notes 4.4%

Goldman Sachs Group, Inc.:
1.25%, 10/25/2004	50,000,000	50,000,000
1.26%, 11/8/2004	25,000,000	25,000,000
1.31%, 11/24/2004	25,000,000	25,000,000
1.47%, 1/7/2005	50,000,000	50,000,000

Total Promissory Notes (Cost $150,000,000)		150,000,000

Short-Term Note 0.9%
CC (USA), Inc., 144A, 1.335%, 8/13/2004 (Cost $30,000,000)	30,000,000	30,000,000

Other Investments 0.6%
Texas, State Veteran’s Hospital, 1.34%+, 12/1/2029 (b) (Cost $20,000,000)	20,000,000	20,000,000

Repurchase Agreements 12.9%
Bank of America, 1.38%, dated 7/30/2004, to be repurchased at $100,011,500 on 8/2/2004 (c)	100,000,000	100,000,000
Goldman Sachs Co., Inc., 1.38%, dated 7/30/2004, to be repurchased at $39,004,485 on 8/2/2004 (d)	39,000,000	39,000,000
Morgan Stanley, 1.37%, dated 7/30/2004, to be repurchased at $300,034,250 on 8/2/2004 (e)	300,000,000	300,000,000
State Street Bank and Trust Co., 1.26%, dated 7/30/2004, to be repurchased at $1,629,171 on 8/2/2004 (f)	1,629,000	1,629,000

Total Repurchase Agreements (Cost $440,629,000)		440,629,000

Total Investment Portfolio - 100.0% (Cost $3,422,912,217) (a)		3,422,912,217

*	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of July 31, 2004.
**	Annualized yield at time of purchase; not a coupon rate.
+	Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of July 31, 2004.
(a)	The cost for federal income tax purposes was $3,422,912,217.
(b)	Security incorporates a letter of credit from a major bank.
(c)	Collateralized by $104,400,398 Federal National Mortgage Association, 5.00%, maturing on 3/1/2034 with a value of $101,579,499.
(d)	Collateralized by $40,489,031 Government National Mortgage Association, 4.00% - 6.00%, maturing at various dates from 8/20/2032 until 10/20/2033 with a value of $39,609,789.
(e)	Collateralized by:

Principal Amount ($)	Type	Rate (%)	Maturity Date	Collateral Value ($)
210,252,503	Federal National Mortgage Association	4.00-8.00	4/1/2013 - 8/1/2034	211,429,599
93,332,296	Federal Home Loan Mortgage Corp.	4.50-7.50	2/1/2015 - 7/1/2034	94,028,713

Total Collateral Value				305,458,312

(f)	Collateralized by $1,665,000 Federal National Mortgage Association, 1.875%, maturing on 1/15/2005 with a value of $1,666,041.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

11

Scudder Government & Agency Money Fund

	Principal Amount ($)	Value ($)
Agencies Not Backed by the Full Faith and Credit of the US Government 64.8%

Federal Farm Credit Bank:
1.285%*, 12/15/2004	50,000,000	49,997,228
1.287%*, 6/13/2005	15,000,000	14,998,703
1.34%*, 1/17/2006	15,000,000	15,000,000
1.38%*, 12/27/2005	15,000,000	15,000,000

Federal Home Loan Bank:
1.28%*, 11/5/2004	10,000,000	9,965,867
1.344%*, 9/12/2005	25,000,000	24,983,235
1.45%, 1/11/2005	10,000,000	10,000,000
1.5%, 3/8/2005	7,500,000	7,500,000
2.0%, 11/15/2004	3,000,000	3,006,950
4.0%, 2/15/2005	7,000,000	7,099,490
4.125%, 1/14/2005	10,000,000	10,128,259

Federal Home Loan Mortgage Corp.:
1.315%*, 1/11/2005	10,000,000	9,940,460
1.33%*, 2/23/2005	15,000,000	15,000,000
1.5%, 2/14/2005	4,000,000	4,000,000
1.538%*, 10/7/2005	10,000,000	10,000,000
6.875%, 1/28/2005	6,000,000	6,159,077

Federal National Mortgage Association:
1.16%**, 10/13/2004	10,000,000	9,976,478
1.22%**, 10/15/2004	5,250,000	5,236,656
1.6%, 12/29/2004	10,000,000	10,000,000
1.75%, 5/23/2005	5,500,000	5,500,000
6.5%, 8/15/2004	11,550,000	11,573,110
7.125%, 2/15/2005	4,000,000	4,113,831

Total Agencies Not Backed by the Full Faith and Credit of the US Government (Cost $259,179,344)		259,179,344

Backed by the Full Faith and Credit of the US Government 6.2%

Hainan Airlines:
Series 2000-2, 1.459%*, 12/21/2004	7,878,335	7,878,336
Series 2001-1, 1.56%*, 12/15/2007	8,375,121	8,375,121
Series 2001-2, 1.56%*, 12/15/2007	4,187,560	4,187,560
Series 2001-3, 1.56%*, 12/15/2007	4,187,560	4,187,560

Total Backed by the Full Faith and Credit of the US Government (Cost $24,628,577)		24,628,577

Repurchase Agreements 29.0%
Bank of America, 1.38%, dated 7/30/2004, to be repurchased at $51,005,865 on 8/2/2004 (b)	51,000,000	51,000,000
Morgan Stanley, 1.37%, dated 7/30/2004, to be repurchased at $163,007,913 on 8/2/2004 (c)	63,000,000	63,000,000
State Street Bank and Trust Co., 1.26%, dated 7/30/2004, to be repurchased at $1,891,199 on 8/2/2004 (d)	1,891,000	1,891,000

Total Repurchase Agreements (Cost $115,891,000)		115,891,000

Total Investment Portfolio - 100.0% (Cost $399,698,921) (a)		399,698,921

*	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of July 31, 2004.
**	Annualized yield at time of purchase; not a coupon rate.
(a)	The cost for federal income tax purposes was $399,698,921.
(b)	Collateralized by a $53,244,203 Federal National Mortgage Association, 5.0%, maturing on 3/1/2034 with a value of $51,805,545.
(c)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
19,443,436	Federal Home Loan Mortgage Corp.	4.5-6.5	3/1/2019-7/1/2034	19,503,623
44,654,058	Federal National Mortgage Association	4.0-6.0	8/1/2016-8/1/2034	44,493,934

Total Collateral Value				63,997,557

(d)	Collateralized by a $1,845,000 Federal National Mortgage Association, 4.0%, maturing on 7/15/2005 with a value of $1,931,676.

The accompanying notes are an integral part of the financial statements.

12

Scudder Tax-Exempt Money Fund

	Principal Amount ($)	Value ($)
Municipal Investments 100.0%
Alaska 2.0%
Alaska, State General Obligation, Series 1825, 1.12%*, 2/1/2011 (b) (c)	11,915,000	11,915,000

California 3.9%
California, General Obligation, Series C-4, 1.06%*, 5/1/2033 (c)	2,500,000	2,500,000
California, Housing Finance Agency Revenue, Floater-PT-843, AMT, 1.16%*, 11/1/2005 (c)	1,785,000	1,785,000
California, State Department Water Resources Power Supply Revenue, Series B-2, 1.13%*, 5/1/2022 (c)	1,600,000	1,600,000

California, State Economic Recovery:
Series C-10, 1.08%*, 7/1/2023 (c)	6,650,000	6,650,000
Series C-11, 1.08%*, 7/1/2023 (c)	2,000,000	2,000,000
Los Angeles County, CA, Tax & Revenue Anticipation Notes, Series A, 3.0%, 6/30/2005	7,700,000	7,796,788
Los Angeles, CA, Regional Airports Improvement Corp., Los Angeles International Airport, AMT, 1.14%*, 12/1/2025 (c)	1,000,000	1,000,000

		23,331,788

Colorado 3.2%
Colorado, Educational & Cultural Facilities Authority Revenue, Vail Mountain School Project, 1.16%*, 5/1/2033 (c)	3,200,000	3,200,000
Colorado, Health Facilities Authority Revenue, Frasier Meadows Manor Project, 1.08%*, 6/1/2021 (c)	3,935,000	3,935,000
Colorado, State Educational Loan Program, Series L49J, 1.14%*, 8/9/2005	12,000,000	12,000,000

		19,135,000

District of Columbia 0.1%
District of Columbia, General Obligation, Series D, 1.1%*, 6/1/2029 (b) (c)	770,000	770,000

Florida 7.3%
Alachua County, FL, Health Facilities Authority, Health Facilities Revenue, Installment-Shands Teaching Hospital, Series A, 1.13%*, 12/1/2032 (c)	2,600,000	2,600,000
Broward County, FL, Housing Finance Authority, Multi-Family Housing Revenue, Floater PT-703, 1.1%*, 9/1/2026	1,050,000	1,050,000
Broward County, FL, School Board Certificates of Participation, Series R-1056, 1.14%*, 7/1/2019 (b)	4,305,000	4,305,000
Florida, Higher Educational Facilities Financing Authority Revenue, St. Thomas University Project, 1.13%*, 1/1/2019 (c)	800,000	800,000
Highlands County, FL, Health Facilities Authority Revenue, Adventist Health, Series A, 1.1%*, 11/15/2032 (c)	5,900,000	5,900,000
Jacksonville, FL, Electric Authority Revenue, 1.0%*, 8/10/2004	4,000,000	4,000,000
Jacksonville, FL, Industrial Development Revenue, Airport Hotel Project, 1.08%*, 7/1/2013 (c)	800,000	800,000
Miami-Dade County, FL, Industrial Development Authority Revenue, Gulliver Schools Project, 1.13%*, 9/1/2029 (c)	3,150,000	3,150,000
Orange County, FL, Health Facilities Authority Revenue, Presbyterian Retirement Project, 1.13%*, 11/1/2028 (c)	11,215,000	11,215,000
Orange County, FL, Housing Finance Authority, Multi-Family Revenue, Falcon Trace Apartments Project, Series D, AMT, 1.09%*, 10/1/2032 (b)	3,675,000	3,675,000
Palm Beach County, FL, Water & Sewer Revenue, 2.0%, 10/1/2004	1,400,000	1,402,198
Sarasota County, FL, Health Facilities Authority Revenue, Health Care Facilities, Bay Village Project, 1.13%*, 12/1/2023 (c)	3,350,000	3,350,000
Tampa, FL, Health Care Facilities Revenue, Lifelink Foundation, Inc. Project, 1.08%*, 8/1/2022 (c)	1,300,000	1,300,000

		43,547,198

Georgia 7.6%
Atlanta, GA, Airport Revenue, General Funding:
Series C-3, 1.08%*, 1/1/2030 (b) (c)	5,000,000	5,000,000
Series C-1, 1.09%*, 1/1/2030 (b) (c)	4,000,000	4,000,000
Burke County, GA, Development Authority Pollution Control Revenue, Oglethorpe Power Corp., 1.13%*, 1/1/2021 (b) (c)	5,800,000	5,800,000
Cobb County, GA, Housing Authority, Multi-Family Housing Revenue, Post Mill Project, 1.08%*, 6/1/2025 (b)	3,500,000	3,500,000
Columbus, GA, Housing Authority Revenue, Columbus State University Foundation, 1.08%*, 11/1/2017 (c)	2,800,000	2,800,000
Gainsville, GA, Redevelopment Authority, Educational Facilities Revenue, Riverside Military Project, 1.09%*, 7/1/2024 (c)	3,340,000	3,340,000
Georgia, Municipal Electric Authority, Series 1987-A, 1.08%*, 8/10/2004	10,000,000	10,000,000
Macon-Bibb County, GA, Hospital Authority Revenue, Medical Center of Central Georgia, 1.08%*, 8/1/2018 (c)	2,485,000	2,485,000
Rockdale County, GA, Hospital Authority Revenue, Anticipate Certificate, 1.08%*, 10/1/2027 (c)	1,425,000	1,425,000
Willacoochie, GA, Development Authority, Pollution Control Revenue, Langboard, Inc. Project, AMT, 1.13%*, 5/1/2021 (c)	7,000,000	7,000,000

		45,350,000

Hawaii 0.3%
Hawaii, Department of Budget & Finance, Kahala Nui Project, Series D, 1.08%*, 11/15/2033 (c)	2,050,000	2,050,000

Idaho 0.3%
Power County, ID, Industrial Development Authority, FMC Corp. Project, AMT, 1.17%*, 4/1/2014 (c)	2,000,000	2,000,000

Illinois 13.4%
Chicago, IL, General Obligation, Series B, 1.1%*, 1/1/2037 (b)	6,300,000	6,300,000
Chicago, IL, Revenue Bonds, De La Salle Institution Project, 1.18%*, 4/1/2027 (c)	2,765,000	2,765,000
Chicago, IL, Revenue Bonds, Homestart Program, Series A, 1.18%*, 6/1/2005 (c)	2,095,000	2,095,000
Chicago, IL, Sales Tax Revenue, 1.1%*, 1/1/2034 (b) (c)	6,000,000	6,000,000
Cicero, IL, Industrial Development Revenue, Harris Steel Co. Project, AMT, 1.3%*, 5/1/2011 (c)	1,690,000	1,690,000
Cook County, IL, Industrial Development Revenue, 128th Place Limited Partnership, AMT, 1.17%*, 7/1/2020 (c)	2,550,000	2,550,000
Franklin Park, IL, Industrial Development Revenue, MaClean Fogg Co. Project, AMT, 1.2%*, 2/1/2007 (c)	5,000,000	5,000,000
Hillside, IL, Economic Development Revenue, L&J Technologies Project, AMT, 1.2%*, 7/1/2024 (c)	4,620,000	4,620,000
Illinois, Certificate of Participation, 2.0%, 10/22/2004	9,200,000	9,216,584
Illinois, Development Finance Authority, Industrial Development Revenue, Tripp Partners Project, AMT, 1.2%*, 2/1/2013 (c)	3,355,000	3,355,000
Illinois, Development Finance Authority, Industrial Project Revenue, Grecian Delight Foods Project, AMT, 1.17%*, 8/1/2019 (c)	5,300,000	5,300,000
Illinois, General Obligation, Regional Transportation Authority, Merlots, Series A-24, 1.15%*, 7/1/2032 (b)	2,175,000	2,175,000
Illinois, General Obligation, Series 1750, 1.12%*, 12/1/2010 (b)	5,355,000	5,355,000
Illinois, General Obligation, Star Certificates, Series 03-20, 1.12%*, 11/1/2019 (b)	5,735,000	5,735,000
Illinois, Health Facilities Authority Revenue, The Carle Foundation, Series B, 1.1%*, 7/1/2028 (b)	5,100,000	5,100,000
Illinois, Project Revenue, Development Finance Authority, Jewish Federation Projects, 1.1%*, 9/1/2024 (b)	2,500,000	2,500,000
Mundelein, IL, Industrial Development Revenue, MaClean Fogg Co. Project, AMT, 1.2%*, 1/1/2015 (c)	6,500,000	6,500,000
Woodridge, IL, Du Page Will & Cook Counties, Industrial Development Revenue, Morey Realty Group, Inc. Project, AMT, 1.3%*, 12/1/2016 (c)	4,140,000	4,140,000

		80,396,584

Indiana 1.6%
Indiana, Development Finance Authority, Industrial Development Revenue, Enterprise Center III Project, AMT, 1.17%*, 6/1/2022 (c)	4,500,000	4,500,000
Indiana, Development Finance Authority, Industrial Development Revenue, Enterprise Center VI Project, AMT, 1.17%*, 6/1/2022 (c)	4,900,000	4,900,000

		9,400,000

Iowa 1.1%
Iowa, School Cash Anticipation Program, Warrant Certificates, Series B, 2.0%, 1/28/2005 (b)	6,500,000	6,530,986

Kentucky 3.4%
Boone County, KY, Pollution Control Revenue, Cincinnati Gas & Electric Co., Series A, 1.25%*, 8/1/2013 (c)	4,400,000	4,400,000
Jeffersontown, KY, Lease Program Revenue, Kentucky League of Cities Funding Trust, 1.13%*, 3/1/2030 (c)	4,825,000	4,825,000
Pendleton County, KY, Multi-County Lease Revenue, Kentucky Associate County Leasing Program, 1.21%*, 10/8/2004 (c)	11,000,000	11,000,000

		20,225,000

Massachusetts 0.3%
Massachusetts, Bay Transportation Authority, Mass Revenue, Floater Certificates, Series SG-156, 1.15%*, 7/1/2030	1,800,000	1,800,000
Michigan 9.9%
Detroit, MI, Water Supply, ABN Amro, Munitops Certificate Trust, Series 2003-3, 1.14%*, 1/1/2011 (b) (c)	15,900,000	15,900,000
Jackson County, MI, Economic Development Corp. Revenue, Spring Arbor College Project, 1.13%*, 12/1/2020 (c)	4,810,000	4,810,000
Michigan, Hospital Finance Authority Revenue, Crittenton Hospital Medical Center, Series B, 1.13%*, 3/1/2014 (c)	3,325,000	3,325,000
Michigan, Housing Development Authority, Multi-Family Revenue, River Place Apartments, AMT, 1.11%*, 6/1/2018 (c)	1,525,000	1,525,000
Michigan, Municipal Bond Authority Revenue, Series B-2, 2.0%, 8/23/2004 (c)	18,360,000	18,370,310
Michigan, Municipal Securities Trust Certificates, Series 9054, 144A, 1.16%*, 4/20/2011	2,900,000	2,900,000
Michigan, State General Obligation, Series A, 2.0%, 9/30/2004	12,000,000	12,015,405
Michigan, Strategic Fund, Limited Obligation Revenue, Continental Aluminum Project, AMT, 1.23%*, 10/1/2015	290,000	290,000
Oakland County, MI, Economic Development Corp., Limited Obligation Revenue, Rochester College Project, 1.2%*, 8/1/2021 (c)	100,000	100,000

		59,235,715

Missouri 0.8%
St. Louis, MO, Development Finance Board, Air Cargo Facilities Revenue, AMT, 1.15%*, 3/1/2030 (c)	5,000,000	5,000,000

Nevada 2.2%
Clark County, NV, Airport Revenue, Series A, AMT, 1.12%*, 7/1/2036 (b) (c)	1,000,000	1,000,000
Las Vegas Valley, NV, Water District, Series B-10, 1.15%*, 6/1/2024 (b) (c)	7,890,000	7,890,000
Nevada, Department Community, Industrial Development Revenue, Dura Bond Project, Series A, AMT, 1.14%*, 1/1/2009 (c)	4,600,000	4,600,000

		13,490,000

New Jersey 1.4%
Burlington County, NJ, Bond Anticipation Notes, 1.25%, 4/15/2005	4,421,000	4,424,090
New Jersey, Economic Development Authority Water Facilities Revenue, United Water, New Jersey Project, Series C, AMT, 1.2%*, 11/1/2025 (b) (c)	615,000	615,000
New Jersey, Economic Development Authority, Thermal Energy Facilities Revenue, Marina Energy LLC, Series A, AMT, 1.1%*, 9/1/2031 (c)	3,650,000	3,650,000

		8,689,090

New York 0.1%
New York City, NY, Housing Development Corp., Multi-Family Mortgage Revenue, Columbus Apartments, Series A, 1.08%*, 3/15/2025 (b)	650,000	650,000

Ohio 4.2%
Athens County, OH, Port Authority, Housing Revenue, University Housing for Ohio, Inc. Project, 1.13%*, 6/1/2032 (c)	5,850,000	5,850,000
Cuyahoga, OH, Community College District, General Receipts, Series B, 1.1%*, 12/1/2032 (b) (c)	4,000,000	4,000,000
Huron County, OH, Hospital Facilities Revenue, Fisher-Titus Medical Center, Series A, 1.09%*, 12/1/2027 (c)	4,000,000	4,000,000
Lorain, OH, Port Authority Revenue, Port Development, Spitzer Project, AMT, 1.28%*, 12/1/2019 (c)	2,975,000	2,975,000
Ohio, Higher Educational Facilities Community Revenue, Pooled Program, Series A, 1.2%*, 9/1/2020 (c)	6,560,000	6,560,000
Portage County, OH, Industrial Development Revenue, Allen Aircraft Products Project, AMT, 1.26%*, 7/1/2018 (c)	1,805,000	1,805,000

		25,190,000

Oklahoma 1.2%
Blaine County, OK, Industrial Development Authority, Industrial Redevelopment, Seaboard Project, AMT, 1.16%*, 11/1/2018 (c)	1,500,000	1,500,000
Payne County, OK, Economic Development Authority, Student Housing Revenue, OSUF Phase III Project, 1.11%*, 7/1/2032 (b) (c)	5,305,000	5,305,000
Tulsa County, OK, Industrial Authority Revenue, First Mortgage, Montercau, Series A, 1.1%*, 7/1/2032 (c)	155,000	155,000

		6,960,000

Oregon 1.1%
Hermiston, OR, Electric System Revenue, Private Activities, Series A, 1.13%*, 10/1/2032 (c)	6,495,000	6,495,000
Pennsylvania 7.8%
Allentown, PA, Area Hospital Authority Revenue, Sacred Heart Hospital, Series B, 1.1%*, 7/1/2023 (c)	5,655,000	5,655,000
Bucks County, PA, Tax & Revenue Anticipation Notes, Series A, 2.0%, 12/31/2004	12,500,000	12,544,734
Dauphin County, PA, General Authority, Education & Health Loan Program, 1.13%*, 11/1/2017 (b) (c)	5,505,000	5,505,000
Delaware Valley, PA, Regional Finance Authority, Local Government Revenue, 1.08%*, 8/1/2016 (c)	400,000	400,000
Manheim Township, PA, School District, 1.13%*, 6/1/2016 (b)	3,420,000	3,420,000
Montgomery County, PA, County General Obligation, 1.07%*, 8/6/2004	2,300,000	2,300,000
Pennsylvania, Economic Development Finance Authority, Exempt Facilities Revenue, Amtrak Project, Series B, AMT, 1.1%*, 11/1/2041 (c)	900,000	900,000
Pennsylvania, Economic Development Finance Authority, Exempt Facilities Revenue, Reliant Energy Seward LLC Project, Series A, AMT, 1.13%*, 12/1/2036 (c)	11,000,000	11,000,000
Pennsylvania, General Obligation, Merlots, Series A-15, 1.15%*, 1/1/2017 (b)	3,965,000	3,965,000
Pennsylvania, Higher Education Assistance Agency, Student Loan Revenue, Series A, AMT, 1.15%*, 3/1/2027 (b) (c)	1,000,000	1,000,000

		46,689,734

South Carolina 2.6%
South Carolina, Public Service Authority, 1.12%*, 8/18/2004	15,809,000	15,809,000

Tennessee 3.7%
Memphis, TN, General Obligation:
0.95%*, 8/6/2004	5,000,000	5,000,000
1.18%*, 10/8/2004	7,000,000	7,000,000
Shelby County, TN, Health Educational Authority, 1.07%*, 8/9/2004	10,000,000	10,000,000

		22,000,000

Texas 14.1%
Austin, TX, Electric Utility Systems Revenue, Series R-1057, 1.14%*, 11/15/2021 (b)	4,805,000	4,805,000
Austin, TX, Water & Waste, Water Systems Revenue, Series B-27, 1.15%*, 11/15/2026 (b)	5,265,000	5,265,000
Brazos River, TX, Pollution Control Revenue, Series D-1, AMT, 1.17%*, 5/1/2033 (c)	2,500,000	2,500,000
City of Houston, 1.12%*, 8/16/2004	3,000,000	3,000,000
Gulf Coast, TX, Waste Disposal Authority, Environmental Facilities Revenue, Waste Corp. Texas Project, AMT, 1.08%*, 9/1/2022 (c)	3,175,000	3,175,000
Harris County, TX, 1.1%*, 8/5/2004	520,000	520,000
Houston, TX, Airport System Revenue, Special Facilities, 1.14%*, 7/1/2032 (b) (c)	10,735,000	10,735,000
Houston, TX, General Obligation, Series 781, 1.12%*, 3/1/2009 (b)	4,000,000	4,000,000
Houston, TX, Water & Sewer Revenue, Series SG-120, 1.12%*, 12/1/2023	2,000,000	2,000,000
San Antonio, TX, Electric & Gas, Series A, 1.1%*, 8/3/2004	6,900,000	6,900,000
San Antonio, TX, Electric & Gas Revenue, Series 1700, 1.13%*, 2/1/2010	6,590,000	6,590,000
Texas, Gulf Coast Industrial Development Authority, Environmental Facilities Revenue, Citgo Petroleum Corp., AMT 1.18%*, 10/1/2032 (c)	1,200,000	1,200,000
Texas, Higher Education Revenue, University Revenue, Series B-14, 1.13%*, 8/15/2022	4,595,000	4,595,000
Texas, State General Obligation, Tax & Revenue Anticipation Notes, 2.0%, 8/31/2004	26,000,000	26,018,833
Texas, University of Texas, 1.12%*, 8/23/2004	3,000,000	3,000,000

		84,303,833

Utah 2.7%
Alpine, UT, School District, Series 436, 1.12%*, 3/15/2009 (c)	9,100,000	9,100,000
Salt Lake County, UT, Tax & Revenue Anticipation Notes, 2.5%, 12/30/2004	4,600,000	4,621,638
Utah, Housing Finance Agency, Single Family Mortgage, Series E-1, AMT, 1.14%*, 7/1/2031	2,475,000	2,475,000

		16,196,638

Vermont 1.0%
Vermont, Student Assistance Corp., Student Loan Revenue, 1.25%*, 1/1/2008 (c)	5,800,000	5,800,000

Washington 2.0%
Grant County, WA, Public Utilities District Number 002, Electric Revenue, Series 780, 1.12%*, 1/1/2010 (b)	6,125,000	6,125,000
Washington, General Obligation, Series A-11, 1.15%*, 6/1/2017 (b)	5,735,000	5,735,000

		11,860,000

Wisconsin 0.7%
Manitowoc, WI, Industrial Development Revenue, Kaysun Corp. Project, AMT, 1.3%*, 5/1/2015 (c)	1,770,000	1,770,000
Wisconsin, Transportation Authority Revenue, 1.1%*, 9/13/2004	2,500,000	2,500,000

		4,270,000

Total Investment Portfolio - 100.0% (Cost $599,090,566) (a)		599,090,566

*	Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of July 31, 2004. (a) The cost for federal income tax purposes was $599,090,566. (b) Bond is insured by one of these companies:

		As a % of Total Investment Portfolio
MBIA	Municipal Bond Investors Assurance	9.9
FSA	Financial Security Assurance	8.0
AMBAC	AMBAC Assurance Corp.	5.0
FGIC	Financial Guaranty Insurance Company	3.3
FNMA	Federal National Mortgage Association	1.3
(c)	Security incorporates a letter of credit from a major bank. AMT: Subject to alternate minimum tax.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

13

Financial Statements

Statements of Assets and Liabilities as of July 31, 2004

	Money Market Fund	Government & Agency Money Fund	Tax-Exempt Money Fund
Assets
Investments:
Investments in securities, at amortized cost	$2,982,283,217	$283,807,921	$599,090,566
Repurchase agreements, at amortized cost	440,629,000	115,891,000	—
Total investments in securities, at amortized cost	3,422,912,217	399,698,921	599,090,566
Cash	188	20,046	16,153
Receivable for investments sold	—	—	390,000
Interest receivable	5,693,641	940,259	1,961,727
Receivable for Fund shares sold	9,500,474	1,156,530	913,517
Other assets	61,332	20,798	20,204

Total assets	3,438,167,852	401,836,554	602,392,167

Liabilities
Dividends payable	579,564	74,035	89,090
Payable for Fund shares redeemed	4,229,199	179,348	81,986
Accrued management fee	636,377	70,670	126,879
Other accrued expenses and payables	867,351	154,378	168,620

Total liabilities	6,312,491	478,431	466,575

Net assets, at value	$3,431,855,361	$401,358,123	$601,925,592

Net Assets
Net assets consist of:
Undistributed net investment income	889,872	106,473	47,417
Accumulated net realized gain (loss)	—	(828)	—
Paid-in capital	3,430,965,489	401,252,478	601,878,175
Net assets, at value	$3,431,855,361	$401,358,123	$601,925,592

Shares outstanding	3,430,708,003	401,231,203	601,878,580
Net asset value, offering and redemption price per share (Net asset value / outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00	$1.00	$1.00

The accompanying notes are an integral part of the financial statements.

14

Statements of Operations for the year ended July 31, 2004

	Money Market Fund	Government & Agency Money Fund	Tax-Exempt Money Fund
Investment Income
Income:
Interest	$43,315,230	$5,056,845	$6,373,861
Expenses:
Management fee	10,186,555	1,209,944	1,654,412
Services to shareholders	5,466,364	613,982	627,626
Custodian fees	175,845	21,851	28,322
Auditing	37,115	35,221	35,393
Legal	13,386	18,091	28,746
Trustees’ fees and expenses	84,667	34,967	39,893
Reports to shareholders	116,030	14,605	10,397
Registration fees	—	22,126	14,304
Other	161,237	16,119	31,324
Total expenses, before expense reductions	16,241,199	1,986,906	2,470,417
Expense reductions	(12,692)	(1,705)	(2,164)
Total expenses, after expense reductions	16,228,507	1,985,201	2,468,253

Net investment income	27,086,723	3,071,644	3,905,608

Net realized gain (loss) on investment transactions	152,420	6,935	—

Net increase (decrease) in net assets resulting from operations	$27,239,143	$3,078,579	$3,905,608

The accompanying notes are an integral part of the financial statements.

15

Statement of Changes in Net Assets - Money Market Fund

	Years Ended July 31,
	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income	$27,086,723	$50,240,947
Net realized gain (loss) on investment transactions	152,420	177,732
Net increase (decrease) in net assets resulting from operations	27,239,143	50,418,679
Distributions to shareholders from net investment income	(26,522,686)	(50,390,647)
Fund share transactions:
Proceeds from shares sold	2,741,794,941	3,566,239,007
Reinvestment of distributions	25,772,392	49,858,686
Cost of shares redeemed	(3,453,632,487)	(4,477,156,355)
Net increase (decrease) in net assets from Fund share transactions	(686,065,154)	(861,058,662)

Increase (decrease) in net assets	(685,348,697)	(861,030,630)

Net assets at beginning of period	4,117,204,058	4,978,234,688

Net assets at end of period (including undistributed net investment income of $889,872 and $186,218, respectively)	$3,431,855,361	$4,117,204,058

Other Information
Shares outstanding at beginning of period	4,116,991,030	4,978,048,043
Shares sold	2,741,795,251	3,566,239,007
Shares issued to shareholders in reinvestment of distributions	25,772,392	49,858,686
Shares redeemed	(3,453,850,670)	(4,477,154,706)
Net increase (decrease) in Fund shares	(686,283,027)	(861,057,013)
Shares outstanding at end of period	3,430,708,003	4,116,991,030

The accompanying notes are an integral part of the financial statements.

16

Statement of Changes in Net Assets - Government & Agency Money Fund

	Years Ended July 31,
	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income	$3,071,644	$6,096,807
Net realized gain (loss) on investment transactions	6,935	4,930
Net increase (decrease) in net assets resulting from operations	3,078,579	6,101,737
Distributions to shareholders from net investment income	(2,984,910)	(6,108,703)
Fund share transactions:
Proceeds from shares sold	231,591,717	305,490,436
Reinvestment of distributions	2,868,586	6,012,261
Cost of shares redeemed	(336,269,376)	(422,168,524)
Net increase (decrease) in net assets from Fund share transactions	(101,809,073)	(110,665,827)

Increase (decrease) in net assets	(101,715,404)	(110,672,793)

Net assets at beginning of period	503,073,527	613,746,320

Net assets at end of period (including undistributed net investment income of $106,473 and $11,976, respectively)	$401,358,123	$503,073,527

Other Information
Shares outstanding at beginning of period	503,058,649	613,724,341
Shares sold	231,591,717	305,490,570
Shares issued to shareholders in reinvestment of distributions	2,868,586	6,012,261
Shares redeemed	(336,287,749)	(422,168,523)
Net increase (decrease) in Fund shares	(101,827,446)	(110,665,692)
Shares outstanding at end of period	401,231,203	503,058,649

The accompanying notes are an integral part of the financial statements.

17

Statement of Changes in Net Assets - Tax-Exempt Money Fund

	Years Ended July 31,
	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income	$3,905,608	$6,118,208
Net realized gain (loss) on investment transactions	—	59,235
Net increase (decrease) in net assets resulting from operations	3,905,608	6,177,443
Distributions to shareholders from net investment income	(3,919,418)	(6,118,208)
Fund share transactions:
Proceeds from shares sold	412,467,393	452,079,545
Reinvestment of distributions	3,804,178	6,064,025
Cost of shares redeemed	(448,490,983)	(510,966,229)
Net increase (decrease) in net assets from Fund share transactions	(32,219,412)	(52,822,659)

Increase (decrease) in net assets	(32,233,222)	(52,763,424)

Net assets at beginning of period	634,158,814	686,922,238

Net assets at end of period (including undistributed net investment income of $47,417 and $40,200, respectively)	$601,925,592	$634,158,814

Other Information
Shares outstanding at beginning of period	634,098,052	686,920,714
Shares sold	412,467,393	452,079,545
Shares issued to shareholders in reinvestment of distributions	3,804,178	6,064,025
Shares redeemed	(448,491,043)	(510,966,232)
Net increase (decrease) in Fund shares	(32,219,472)	(52,822,662)
Shares outstanding at end of period	601,878,580	634,098,052

The accompanying notes are an integral part of the financial statements.

18

Financial Highlights

Scudder Money Market Fund

Years Ended July 31,	2004	2003	2002	2001		2000
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00		$1.00

Net investment income	.007	.011	.02	.05		.06
Distributions from net investment income	(.007)	(.011)	(.02)	(.05)		(.06)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00		$1.00

Total Return (%)	.71	1.11	2.01	5.54	[a,b]	5.78
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in millions)	3,432	4,117	4,978	5,787		5,104
Ratio of expenses before expense reductions (%)	.43	.43	.44	.42	[c]	.44
Ratio of expenses after expense reductions (%)	.43	.43	.44	.41	[c]	.44
Ratio of net investment income (%)	.72	1.12	2.01	5.38		5.61

[a]	Total return for the year ended July 31, 2001 includes the effect of a voluntary capital contribution from the Advisor. Without this contribution, the total return would have been lower.
[b]	Total return would have been lower had certain expenses not been reduced.
[c]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 0.41% and 0.41%, respectively.

Scudder Government & Agency Money Fund

Years Ended July 31,	2004	2003	2002	2001		2000
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00		$1.00

Net investment income	.007	.011	.02	.05		.05
Distributions from net investment income	(.007)	(.011)	(.02)	(.05)		(.05)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00		$1.00

Total Return (%)	.67	1.07	1.96	5.44	[a]	5.59
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in millions)	401	503	614	751		668
Ratio of expenses before expense reductions (%)	.45	.43	.43	.41	[b]	.44
Ratio of expenses after expense reductions (%)	.45	.43	.43	.40	[b]	.43
Ratio of net investment income (%)	.69	1.09	1.98	5.27		5.43

[a]	Total return would have been lower had certain expenses not been reduced.
[b]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 0.40% and 0.40%, respectively.

Scudder Tax-Exempt Money Fund

Years Ended July 31,	2004	2003	2002	2001		2000
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00		$1.00

Net investment income	.006	.009	.01	.03		.04
Distributions from net investment income	(.006)	(.009)	(.01)	(.03)		(.04)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00		$1.00

Total Return (%)	.65	.92	1.43	3.50	[a]	3.58
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in millions)	602	634	687	745		745
Ratio of expenses before expense reductions (%)	.41	.39	.38	.36	[b]	.39
Ratio of expenses after expense reductions (%)	.41	.39	.38	.35	[b]	.39
Ratio of net investment income (%)	.64	.92	1.43	3.44		3.51

[a]	Total return would have been lower had certain expenses not been reduced.
[b]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 0.35% and 0.35%, respectively.

19

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Money Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company organized as a Massachusetts business trust. The Trust offers three investment funds (the “Funds”). Each Fund takes its own approach to money market investing. Scudder Money Market Fund emphasizes yield through a more diverse universe of investments, while Scudder Government & Agency Money Fund, formerly Scudder Government Money Fund, emphasizes government securities. Scudder Tax-Exempt Money Fund invests for income that is free from federal income taxes.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Funds in the preparation of their financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Repurchase Agreements. Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receive delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund’s claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. Each Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Funds paid no federal income taxes and no federal income tax provisions were required.

From November 1, 2003 through July 31, 2004, the Scudder Government & Agency Money Fund incurred approximately $828 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended July 31, 2005.

Distribution of Income. Net investment income of each Fund is declared as a daily dividend and is distributed to shareholders monthly.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Funds.

20

At July 31, 2004, the Funds’ components of distributable earnings (accumulated losses) on a tax-basis were as follows:

	Scudder Money Market Fund	Scudder Government & Agency Money Fund	Scudder Tax-Exempt Money Fund
Undistributed ordinary income*	$1,499,599	$187,771	$—
Undistributed tax-exempt income	—	—	144,108
Capital loss carryforwards	—	—	—

In addition, the tax character of distributions paid to shareholders by each Fund is summarized as follows:

Fund	Years Ended July 31,
	2004	2003
Scudder Money Market Fund - from ordinary income*	$26,522,686	$50,390,647
Scudder Government & Agency Money Fund - from ordinary income*	2,984,910	6,108,703
Scudder Tax-Exempt Money Fund - from tax-exempt income	3,919,418	6,118,208

*	For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with each specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Management Agreement, Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”) directs the investments of the Funds in accordance with their investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Funds. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. Each Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.50% of the first $215,000,000 of the Funds’ combined average daily net assets, 0.375% of the next $335,000,000 of such net assets, 0.30% of the next $250,000,000 of such net assets and 0.25% of such net assets in excess of $800,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended July 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of the Funds’ average daily net assets as follows:

Fund	Total Aggregated	Effective Rate (%)
Scudder Money Market Fund		$10,186,555.27
Scudder Government & Agency Money Fund		1,029,944.27
Scudder Tax-Exempt Money Fund		1,654,412.27

21

For the year ended July 31, 2004, the Advisor has agreed to reimburse the Funds for expenses in the following amounts:

Fund	Amount ($)
Scudder Money Market Fund	12,049
Scudder Government & Agency Money Fund	1,681
Scudder Tax-Exempt Money Fund	2,043

Service Provider Fees. Scudder Investments Service Company (“SISC”), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent of the Trust. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. (“DST”), SISC has delegated certain transfer agent and dividend-paying agent functions to DST. The costs and expenses of such delegation are born by SISC, not by the Funds. For the year ended July 31, 2004, SISC received shareholder service fees as follows:

Fund	Total Aggregated	Unpaid at July 31, 2004
Scudder Money Market Fund	$3,552,414	$1,157,501
Scudder Government & Agency Money Fund	376,484	130,909
Scudder Tax-Exempt Money Fund	409,599	137,099

Trustees’ Fees and Expenses. The Trust pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

C. Expense Off-Set Arrangements

Each Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Fund’s expenses. During the year ended July 31, 2004, no transfer agent credits were earned by the Funds. During the year ended July 31, 2004, the Funds’ custodian fees were reduced as follows:

Fund	Custodian Credits ($)
Scudder Money Market Fund	643
Scudder Government & Agency Money Fund	24
Scudder Tax-Exempt Money Fund	121

D. Line of Credit

The Funds and several other affiliated funds (the “Participants”) share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Fund Rate plus 0.5 percent. Each Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

22

E. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management (“DeAM”) and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

23

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Scudder Money Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Scudder Money Funds (the “Funds”), comprising Scudder Money Market Fund, Scudder Government & Agency Money Fund, formerly Scudder Government Money Fund, and Scudder Tax-Exempt Money Fund, as of July 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of July 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising Scudder Money Funds at July

31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts September 22, 2004	/s/ Ernst & Young LLP

24

Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Scudder Money Market Fund designates $1,000 as capital gain dividends for its year ended July 31, 2004, of which 100% represents 15% rate gains.

Of the dividends paid from net investment income for the Scudder Tax-Exempt Money Fund for the taxable year ended July 31, 2004, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

25

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of July 31, 2004. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee’s term of office extends until the next shareholder’s meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairman, 2004 - present Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co.; Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	81
John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company).	81
Lewis A. Burnham (1933) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation.	81
Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994).	81
James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products).	81
Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998).	81
Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm).	81
Fred B. Renwick (1930) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees.	81
John G. Weithers (1933) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems.	81

26

Interested Trustee and Officers2

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served1	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
William N. Shiebler[3] (1942) Trustee, 2004-present	Chief Executive Officer in the Americas for Deutsche Asset Management (“DeAM”) and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	147
Julian F. Sluyters[4] (1960) Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management	n/a
Brenda Lyons[5] (1963) President, 2003-present	Managing Director, Deutsche Asset Management	n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a
Kenneth Murphy[5] (1963) Vice President, 2002 - present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Charles A. Rizzo[5] (1957) Treasurer and Chief Financial Officer, 2002- present	Managing Director, Deutsche Asset Management (April 2004-present); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)	n/a
John Millette[5] (1962) Secretary, 2001-present	Director, Deutsche Asset Management	n/a
Lisa Hertz[4] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Daniel O. Hirsch[6] (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)	n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a
Kevin Gay[5] (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management	n/a
Salvatore Schiavone[5] (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D’Eramo[5] (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

[1]	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.
[2]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
[3]	Address: 280 Park Avenue, New York, New York
[4]	Address: 345 Park Avenue, New York, New York
[5]	Address: Two International Place, Boston, Massachusetts
[6]	Address: One South Street, Baltimore, Maryland

The fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

27

Account Management Resources

Automated	ScudderACCESS (800) 972-3060

Information Lines	Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

moneyfunds.scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day. Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More	(800) 621-1048

Information	To speak with a Scudder service representative.

Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site - scudder.com (type “proxy voting” in the search field) - or on the SEC’s Web site - www.sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Scudder Money Market Fund	Scudder Government & Agency Money Fund	Scudder Tax-Exempt Money Fund
Nasdaq Symbol	KMMXX	KEGXX	KXMXX
CUSIP Number	81118M-100	81118M-209	81118M-308
Fund Number	6	11	29

28

Notes

29

Notes

30

Notes

31

Notes

32

Notes

33

34

[Scudder Investments logo]

Scudder YieldWise Funds

Scudder YieldWise Money Fund

Scudder YieldWise Government & Agency Money Fund

Scudder YieldWise Municipal Money Fund

Annual Report to Shareholders
July 31, 2004

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund’s objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in them.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary July 31, 2004

Scudder YieldWise Money Fund

Performance is historical and does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

Performance reflects a partial fee waiver which improved results during the period. Without this fee waiver, the 7-day average yield as of July 31, 2004 would have been 0.73%.

Yield Comparison

[  ] Fund Yield

[  ] First Tier Money Fund Average

Weekly 7-Day Average Yield

Yields are historical, will fluctuate and do not guarantee future results. Please call (800) 621-1048 for the Fund’s most up-to-date performance.

Scudder YieldWise Money Fund is compared to the First Tier Money Fund Average which consists of all non-institutional taxable money market funds investing in only first tier (highest rating) securities tracked by iMoneyNet, Inc.

7-day average yield is the annualized net investment income per share for the period shown. Gains or losses are not included.

Lipper Ranking as of 7/31/04

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	49	of	401	13
3-Year	23	of	350	7
5-Year	11	of	296	4

The Lipper Inc. ranking is based upon changes in net asset value with all dividends reinvested for the periods indicated as of 7/31/2004. The fund is compared to the Lipper Money Market Instrument Fund category. Rankings are historical and do not guarantee future performance.

Source: Lipper Inc.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

4

Scudder YieldWise Government & Agency Money Fund

Performance is historical and does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

Performance reflects a partial fee waiver which improved results during the period. Without this fee waiver, the 7-day average yield as of July 31, 2004 would have been 0.70%.

Yield Comparison

[  ] Fund Yield

[  ] Government Money Fund Average

Weekly 7-Day Average Yield

Yields are historical, will fluctuate and do not guarantee future results. Please call (800) 621-1048 for the Fund’s most up-to-date performance.

Scudder YieldWise Government & Agency Money Fund is compared to the Government Money Fund Average which consists of all non-institutional government money market funds tracked by iMoneyNet, Inc.

7-day average yield is the annualized net investment income per share for the period shown. Gains or losses are not included.

Lipper Ranking as of 7/31/04

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	17	of	128	14
3-Year	8	of	120	7
5-Year	2	of	104	2

The Lipper Inc. ranking is based upon changes in net asset value with all dividends reinvested for the periods indicated as of 7/31/2004. The fund is compared to the Lipper Government Money Market Fund category. Rankings are historical and do not guarantee future performance.

Source: Lipper Inc.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

5

Scudder YieldWise Municipal Money Fund

Performance is historical and does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

Performance reflects a partial fee waiver which improved results during the period. Without this fee waiver, the 7-day average yield as of July 31, 2004 would have been 0.42%.

Yield Comparison

[  ] Fund Yield

[  ] Tax-Free Money Fund Average

Weekly 7-Day Average Yield

Yields are historical, will fluctuate and do not guarantee future results. Income may be subject to state and local taxes and the alternative minimum tax. Please call (800) 621-1048 for the Fund’s most up-to-date performance.

Scudder YieldWise Municipal Money Fund is compared to the Tax-Free Money Fund Average which consists of all non-institutional tax-free money market funds tracked by iMoneyNet, Inc.

7-day average yield is the annualized net investment income per share for the period shown. Gains or losses are not included.

Lipper Ranking as of 7/31/04

Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	23	of	131	18
3-Year	7	of	121	6
5-Year	4	of	106	4

The Lipper Inc. ranking is based upon changes in net asset value with all dividends reinvested for the periods indicated as of 7/31/2004. The fund is compared to the Lipper Tax-Free Money Market Fund category. Rankings are historical and do not guarantee future performance.

Source: Lipper Inc.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

6

Information About Each Fund’s Expenses

As an investor, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. In the most recent six-month period, each Fund limited these expenses; had it not done so, expenses would have been higher. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in each Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six-month period ended July 31, 2004.

The table illustrates each Fund’s expenses in two ways:

•	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

•	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended July 31, 2004

Actual Fund Return	Money Fund	Government & Agency Money Fund	Municipal Money Fund
Beginning Account Value 1/31/04	$1,000	$1,000	$1,000
Ending Account Value 7/31/04	$1,003	$1,003	$1,002
Expenses Paid per $1,000*	$2.74	$2.69	$3.13

Hypothetical 5% Fund Return	Money Fund	Government & Agency Money Fund	Municipal Money Fund
Beginning Account Value 1/31/04	$1,000	$1,000	$1,000
Ending Account Value 7/31/04	$1,022	$1,022	$1,022
Expenses Paid per $1,000*	$2.76	$2.71	$3.16

*	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.

Annualized Expense Ratios

Scudder YieldWise Money Fund	0.55%
Scudder YieldWise Government & Agency Money Fund	0.54%
Scudder YieldWise Municipal Money Fund	0.63%

For more information, please refer to the Fund’s prospectus.

7

Portfolio Management Review

Scudder YieldWise Funds: A Team Approach to Investing

Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), which is part of Deutsche Asset Management, is the investment advisor for Scudder YieldWise Funds. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

A group of investment professionals is responsible for the day-to-day management of each fund. These investment professionals have a broad range of experience managing money market funds.

In the following interview, Portfolio Managers Christine C. Haddad and Joseph Benevento discuss the market environment and the portfolio team’s approach to managing Scudder YieldWise Funds during the 12-month period ended July 31, 2004.

Q: Will you discuss the market environment for the funds during the 12-month period ended July 31, 2004?

A: As we came into July 2003, the market’s focus turned from the reduction of the federal funds rate to its lowest level in more than 40 years to the employment situation and its effect on the direction of interest rates. As economic recovery gathered momentum over the months following - with the government reporting 8% and 4% GDP growth for the third and fourth quarters of 2003, respectively - the market’s focus turned to the government’s monthly nonfarm payroll announcements; i.e., when would US economic activity accelerate to the point that a substantial number of jobs would be created and the Fed would switch from an accommodative to a tightening stance?

With each monthly nonfarm payroll announcement during the first quarter of 2004, investors grew more disappointed, as job creation remained subdued. Money market yields reacted accordingly, with the one-year LIBOR declining from 1.60% at the start of this year to 1.35% by the end of March.1 As a result, the market’s forecast for the start of Fed tightening was pushed further and further back. We kept weighted average maturity at the longer end of its range during the first quarter to capture additional yield.

[1]	LIBOR, London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market. It is not possible to invest directly into an index.

At the start of the second quarter, the Fed was signaling its concerns over a possible resurgence in inflation and hinted that it wasn’t comfortable maintaining the fed funds rate at 1% indefinitely. In anticipation of a change in the Fed’s stance, we reduced average maturity. Then, in early April, the nonfarm payroll figure surprised everyone as the government reported that the economy had created more than 300,000 new jobs in March. With this news, fixed-income markets experienced a dramatic turnaround, with one-year LIBOR spiking from 1.35% to 1.85% in anticipation of a potential rate hike as early as August. The May - and initially, June - jobs reports were also strong, and the Fed now stated that it would begin to raise interest rates in the near future. Markets reacted swiftly once again, with the yield curve steadily steepening from April through June and LIBOR rising to 2.5%. As the Fed’s June meeting drew closer, we began to reduce average maturity, purchasing only shorter-term issues, as the market began to “price in” four to five additional Fed rate hikes. When the Fed finally raised the federal funds rate by 25 basis points in late June, it stated that it would conduct its credit-tightening program at a “measured” pace. As the money market yield curve began to stabilize, market participants resumed purchasing longer-term issues.

8

As we moved into July, US economic momentum seemed to slow as consumer purchasing slackened, job creation was minimal, energy prices rose and the geopolitical situation deteriorated. In reaction, investors began to question whether the number of Fed rate hikes that previously had been priced into the market would actually occur, and the yield curve flattened. At present, we are keeping average maturity relatively short: We are poised for an August rate hike, but we feel that the economic outlook is too uncertain to gauge possible Fed actions during the fourth quarter.

Q: How did the funds in the series perform over their most recent fiscal year and what strategies did you pursue during the period?

A: We were able to produce competitive yields in Scudder YieldWise Money Fund, Scudder YieldWise Government & Agency Money Fund and Scudder YieldWise Municipal Money Fund for the period.

During the second half of 2003 and the first quarter of this year, we pursued a “barbell” strategy within the Scudder YieldWise Money Fund and the Scudder YieldWise Government & Agency Money Fund. That is, we purchased longer-duration instruments with maturities of six to nine months and - increasingly - short-term securities with maturities of three months or less; we kept the shorter-term securities in the funds’ portfolios to meet liquidity needs. For both funds, we also purchased callable agency securities. During the first six months of 2004, we increased our allocation in floating-rate securities. The interest rate of floating-rate securities adjusts periodically based on indices such as LIBOR and the federal funds rate. Our decision to increase our allocation in floating-rate securities worked well during the period. As we moved into the second quarter of 2004, and the yield curve steepened sharply, we pursued a conservative strategy, emphasizing commercial paper and certificates of deposit.

Q: What has been the strategy for Scudder YieldWise Municipal Money Fund?

A: Over the 12-month period, we continued to focus on the highest-quality investments for Scudder YieldWise Municipal Money Fund while seeking competitive yields across the municipal investment spectrum. Earlier in the period, the supply of short-term municipal paper increased sharply due to sluggish economic growth and a slowdown in individual state and local government tax collection. Increased supply in the overall market was met with a surge in demand, as many investors took a defensive stance within their portfolios by purchasing tax-free money market securities.

Over most of the reporting period, we maintained a cautious stance by targeting an average maturity similar to that of our peers. At the close of the period, the fund was positioned with an average maturity target of 25 to 30 days. The fund also has a targeted portfolio allocation of 65% to 70% of assets in floating-rate securities and 30% to 35% in fixed-rate instruments. The fund’s fixed-rate issues are currently structured with a “laddered” approach, so that the maturities of the various issues are distributed across the money market yield curve. During the period, we continued to focus on the highest-quality investments while seeking competitive yields. In particular, we emphasized essential-services revenue issues and what is known as enhanced paper, i.e., securities guaranteed by a third party such as a bank or insurance company.

Q: What detracted from performance during the period?

A: During the second quarter, when the yield curve spiked, we waited to extend maturity until we were certain that one-year rates had peaked. We preferred to err on the side of caution, and we missed the recent top of LIBOR at 2.5%. Given the dramatic turns in economic data thus far this year, we feel it is prudent to keep maturity shorter - and forgo some yield pickup - when the direction of interest rates is so uncertain.

Q: Do you foresee any change in your management strategies?

A: We will continue our insistence on the highest credit quality within the funds. We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the funds and to seek competitive yields for our shareholders.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

9

Portfolio Summary July 31, 2004

Scudder YieldWise Money Fund

Portfolio Composition	7/31/04	7/31/03
US Government Sponsored Agencies+	27%	23%
Commercial Paper	25%	41%
Floating Rate Notes	19%	22%
Certificates of Deposit and Bank Notes	15%	11%
Repurchase Agreements	11%	2%
Promissory Notes	2%	—
Short-Term Notes	1%	1%

	100%	100%

+	Not backed by the full faith and credit of the US Government

Weighted Average Maturity*

Scudder YieldWise Money Fund	58 days	84 days
First Tier Money Fund Average	41 days	53 days

Scudder YieldWise Government & Agency Money Fund

Portfolio Composition	7/31/04	7/31/03
Agencies Not Backed by the Full Faith and Credit of the US Government	66%	68%
Repurchase Agreements	21%	21%
Backed by the Full Faith and Credit of the US Government	13%	11%

	100%	100%

Weighted Average Maturity*
Scudder YieldWise Government & Agency Money Fund	56 days	81 days
Government Money Fund Average	38 days	49 days

Scudder YieldWise Municipal Money Fund

Portfolio Composition

	7/31/04	7/31/03
Municipal Investments	100%	100%
Weighted Average Maturity*
Scudder YieldWise Municipal Money Fund	26 days	31 days
Tax-Free Money Fund Average	32 days	41 days

*	The Funds are compared to their respective iMoneyNet category: the First Tier Money Fund Average consists of all non-institutional taxable money market funds investing in only first tier (highest rating) securities; Government Money Fund Average consists of all non-institutional government money market funds; Tax-Free Money Fund Average consists of all non-institutional tax-free money market funds.

Portfolio composition is subject to change. For more complete details about the Funds’ holdings, see pages 16-25. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form is available on the SEC’s Web site at www.sec.gov, and it also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling (800) SEC-0330.

10

Investment Portfolio as of July 31, 2004

Scudder YieldWise Money Fund

	Principal Amount ($)	Value ($)
Certificate of Deposit and Bank Notes 14.7%
Barclays Bank PLC, 1.38%, 3/24/2005	3,000,000	2,998,637

Credit Lyonnais AG:
1.11%, 9/24/2004	10,000,000	10,000,000
1.14%, 12/31/2004	5,000,000	5,000,000
Credit Suisse First Boston, 1.45%, 9/15/2004	5,000,000	5,000,000
Fortis Bank NV, 1.385%, 9/3/2004	5,000,000	4,999,955
HBOS Treasury Service PLC, 1.12%, 8/10/2004	5,000,000	5,000,000
Landesbank Hessen-Thuringen Girozentrale, 1.27%, 9/13/2004	5,000,000	4,999,743
National Australia Bank Ltd., 1.45%, 12/13/2004	5,000,000	5,003,257
Norddeutsche Landesbank Girozentrale, 1.17%, 8/20/2004	5,000,000	5,000,000
Societe Generale, 1.185%, 1/4/2005	4,000,000	4,000,000

Total Certificate of Deposit and Bank Notes (Cost $52,001,592)		52,001,592

Commercial Paper 25.2%
Caisse Nationale Des Caisses, 1.51%**, 10/6/2004	4,000,000	3,988,927

CIT Group, Inc.:
1.57%**, 10/19/2004	5,000,000	4,982,774
1.62%**, 10/18/2004	4,000,000	3,985,960
Citigroup Inc., 1.73%**, 11/12/2004	4,000,000	3,980,201
Credit Suisse First Boston, 1.65%**, 11/16/2004	4,000,000	3,980,383
GE Capital International Funding, Inc., 1.74%**, 12/29/2004	6,000,000	5,956,500
Genworth Finance, Inc., 1.52%**, 10/1/2004	4,500,000	4,488,410
Giro Funding US Corp., 1.42%**, 8/26/2004	5,000,000	4,995,070
Grampain Funding Ltd., 1.6%**, 10/20/2004	5,000,000	4,982,222
Irish Life and Permanent PLC, 1.18%**, 8/6/2004	10,000,000	9,998,361
Lake Constance Funding LLC, 1.25%**, 10/20/2004	2,000,000	1,994,444

Perry Global Funding LLC:
1.14%**, 9/22/2004	8,000,000	7,986,827
1.18%**, 10/6/2004	6,000,000	5,987,020
Prudential PLC, 1.65%**, 10/29/2004	5,000,000	4,979,604

Scaldis Capital LLC:
1.45%**, 10/12/2004	5,000,000	4,985,500
1.52%**, 10/1/2004	6,859,000	6,841,334
Sheffield Receivables Corp., 1.3%**, 8/5/2004	5,000,000	4,999,278

Total Commercial Paper (Cost $89,112,815)		89,112,815

Floating Rate Notes* 18.5%

American Honda Finance Corp., 1.97%, 1/18/2005	5,000,000	5,009,276
Bank of America NA, 1.05%, 8/16/2004	5,000,000	5,000,000
Barclays Bank PLC, 1.21%, 10/19/2004	3,000,000	2,997,558
Bears Stearns Cos., Inc., 1.83%, 11/30/2004	7,225,000	7,237,508

CC (USA), Inc.:
144A, 1.335%, 8/13/2004	5,000,000	5,000,000
1.405%, 9/27/2004	5,000,000	4,999,923
Depfa Bank Plc, 1.27%, 6/15/2005	3,000,000	3,000,000

General Electric Capital Corp.:
1.565%, 12/15/2004	900,000	900,163
1.67%, 9/15/2004	4,000,000	4,000,979
Merrill Lynch & Co., Inc., 1.69%, 1/14/2005	4,000,000	4,006,202
Morgan Stanley, 1.4%, 2/18/2005	3,000,000	3,000,000
Tango Finance Corp., 144A, 1.386%, 3/22/2005	10,000,000	9,999,674
Wells Fargo & Co., 1.619%, 10/1/2004	10,000,000	10,001,791

Total Floating Rate Notes (Cost $65,153,074)		65,153,074

US Government Sponsored Agencies 27.1%

Federal Farm Credit Bank:
1.285%*, 12/15/2004	25,000,000	24,998,614
1.287%*, 6/13/2005	5,000,000	4,999,568
1.34%*, 1/17/2006	5,000,000	5,000,000

Federal Home Loan Bank:
1.248%*, 10/12/2004	5,000,000	4,999,603
1.45%, 1/11/2005	5,000,000	5,000,000
1.5%, 3/8/2005	5,000,000	5,000,000
2.0%, 11/15/2004	1,170,000	1,172,711
4.125%, 1/14/2005	8,185,000	8,289,980

Federal Home Loan Mortgage Corp.:
1.5%, 2/14/2005	3,000,000	3,000,000
1.538%*, 10/7/2005	25,000,000	25,000,000

Federal National Mortgage Association:
1.6%, 12/29/2004	5,000,000	5,000,000
1.75%, 5/23/2005	2,000,000	2,000,000
7.125%, 2/15/2005	1,000,000	1,028,458

Total US Government Sponsored Agencies (Cost $95,488,934)		95,488,934

Short Term Investments 1.4%
CitiFinancial Credit Co., 6.5%, 8/2/2004 (Cost $5,000,724)	5,000,000	5,000,724

Promissory Notes 2.0%

Goldman Sachs Group, Inc.:
1.25%, 10/25/2004	3,000,000	3,000,000
1.27%, 11/8/2004	4,000,000	4,000,000

Total Promissory Notes (Cost $7,000,000)		7,000,000

Repurchase Agreements 11.1%
Bank of America, 1.38%, dated 7/30/2004, to be repurchased at $38,004,370 on 8/2/2004 (b)	38,000,000	38,000,000
State Street Bank and Trust Co., 1.26%, dated 7/30/2004, to be repurchased at $1,290,135 on 8/2/2004 (c)	1,290,000	1,290,000

Total Repurchase Agreements (Cost $39,290,000)		39,290,000

Total Investment Portfolio - 100.0% (Cost $353,047,139) (a)		353,047,139

*	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of July 31, 2004.
**	Annualized yield at the time of purchase; not a coupon rate.
(a)	The cost for federal income tax purposes was $353,047,139.
(b)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
30,318,258	Federal National Mortgage Association	5.000	3/1/2034	29,499,058
9,090,642	Federal National Mortgage Association	5.500	5/1/2034	9,098,551

Total Collateral Value				38,597,609

(c)	Collateralized by $1,315,000 Federal National Mortgage Association, 1.875%, maturing on 1/15/2005 with a value of $1,315,822.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

11

Scudder YieldWise Government & Agency Money Fund

	Principal Amount ($)	Value ($)
Agencies Not Backed by the Full Faith and Credit of the US Government 65.9%

Federal Farm Credit Bank:
1.285%*, 12/15/2004	15,000,000	14,999,169
1.287%*, 6/13/2005	5,000,000	4,999,568
1.34%*, 1/17/2006	5,000,000	5,000,000

Federal Home Loan Bank:
1.248%*, 10/12/2004	5,000,000	4,999,603
1.28%**, 11/5/2004	2,000,000	1,993,173
1.33%*, 2/23/2005	5,000,000	5,000,000
1.344%*, 9/12/2005	5,000,000	4,996,647
1.5%, 1/7/2005	3,850,000	3,849,257
1.5%, 3/8/2005	2,500,000	2,500,000
2.0%, 11/15/2004	1,000,000	1,002,317
4.0%, 2/15/2005	1,050,000	1,064,923
4.125%, 1/14/2005	2,500,000	2,532,065

Federal Home Loan Mortgage Corp.:
1.315%**, 1/11/2005	4,000,000	3,976,184
1.5%*, 2/14/2005	2,000,000	2,000,000

Federal National Mortgage Association:
1.6%, 12/29/2004	5,000,000	5,000,000
1.75%, 5/23/2005	500,000	500,000
6.5%, 8/15/2004	2,000,000	2,004,002
7.125%, 2/15/2005	750,000	771,343

Total Agencies Not Backed by the Full Faith and Credit of the US Government (Cost $67,188,251)		67,188,251

Backed by the Full Faith and Credit of the US Government 13.2%

Hainan Airlines:
Series 2000-2, 1.459%*, 12/21/2004	5,921,357	5,921,357
Series 2001-1, 1.56%*, 12/15/2007	2,512,536	2,512,536
Series 2001-2, 1.56%*, 12/15/2007	2,512,536	2,512,536
Series 2001-3, 1.56%*, 12/15/2007	2,512,536	2,512,536

Total Backed by the Full Faith and Credit of the US Government (Cost $13,458,965)		13,458,965

Repurchase Agreements 20.9%
Bank of America, 1.38%, dated 7/30/2004, to be repurchased at $9,001,035 on 8/2/2004 (b)	9,000,000	9,000,000

JP Morgan Chase, Inc., 1.37%, dated 7/30/2004, to be repurchased at $2,000,228 on 8/2/2004 (c)	2,000,000	2,000,000

Morgan Stanley, 1.37%, dated 7/30/2004, to be repurchased at $10,001,142 on 8/2/2004 (d)	10,000,000	10,000,000

State Street Bank and Trust Co., 1.26%, dated 7/30/2004, to be repurchased at $378,040 on 8/2/2004 (e)	378,000	378,000

Total Repurchase Agreements (Cost $21,378,000)		21,378,000

Total Investment Portfolio - 100.0% (Cost $102,025,216) (a)		102,025,216

*	Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of July 31, 2004.
**	Annualized yield at time of purchase; not a coupon rate.
(a)	The cost for federal income tax purposes was $102,025,216.
(b)	Collateralized by a $9,025,745 Federal National Mortgage Association, 5.5%, maturing on 6/1/2024 with a value of $9,140,011.
(c)	Collateralized by $2,102,150 Federal Home Loan Mortgage Corp., 4.0%, maturing on 9/15/2017 with a value of $2,037,463.
(d)	Collateralized by:

Principal Amount ($)	Security	Rate (%)	Maturity Date	Collateral Value ($)
7,501,756	Federal Home Loan Mortgage Corp.	5.5-6.0	3/1/2032 - 2/1/2033	7,599,246
2,552,507	Federal National Mortgage Association	5.5	2/1/2034	2,554,728

Total Collateral Value				10,153,974

(e)	Collateralized by a $390,000 Federal National Mortgage Association, 1.875%, maturing on 1/15/2005 with a value of $390,244.

The accompanying notes are an integral part of the financial statements.

12

Scudder YieldWise Municipal Money Fund

	Principal Amount ($)	Value ($)
Municipal Investments 100.0%
California 10.9%
California, Housing Finance Agency Revenue, Series 843, AMT, 1.16%*, 11/1/2005	855,000	855,000
California, Metropolitan Water District Southern California, Waterworks Revenue, Series A, 1.09%*, 7/1/2025	6,300,000	6,300,000
California, School Cash Reserve Program Authority, Series A, 3.0%, 7/6/2005	1,600,000	1,620,463
California, State Economic Recovery, Series C-11, 1.08%*, 7/1/2023 (c)	3,000,000	3,000,000
California, State Economic Recovery, Series C-15, 1.08%*, 7/1/2023 (c)	4,000,000	4,000,000
Los Angeles County, CA, Tax & Revenue Anticipation Notes, Series A, 3.0%, 6/30/2005	700,000	708,799
Los Angeles, CA, General Obligation, Series L54J, 1.15%*, 6/30/2005	2,000,000	2,000,000
San Diego, CA, Water Authority, ABN Amro, Munitops Certificate Trust, Series 1998-10, 1.11%*, 7/5/2006 (b)	1,350,000	1,350,000

		19,834,262

Colorado 3.8%
Colorado, State Education Loan Program, Series L49J, 1.14%*, 8/9/2005	5,000,000	5,000,000
Denver, CO, City & County Economic Development Revenue, Western Stock Show Project, 1.23%*, 7/1/2029 (c)	1,840,000	1,840,000

		6,840,000

Delaware 3.0%
Delaware, University of Delaware Revenue, Series B, 1.08%*, 11/1/2034	400,000	400,000
Sussex County, DE, Industrial Development Revenue, Perdue Agrirecycle LLC Project, AMT, 1.16%*, 1/1/2013 (c)	5,000,000	5,000,000

		5,400,000

Florida 4.0%
Charlotte County, FL, Florida Utilities Revenue, Series B, 1.08%*, 10/1/2021 (b)	2,000,000	2,000,000
Jacksonville, FL, Health Facilities Authority, Hospital Revenue, Series A, 1.13%*, 8/15/2033 (c)	200,000	200,000
Orange County, FL, Health Facilities Authority Revenue, Presbyterian Retirement Project, 1.13%*, 11/1/2028 (c)	1,055,000	1,055,000
Orlando, FL, Utility Committee, 1.12%*, 8/24/2004	4,000,000	4,000,000

		7,255,000

Georgia 3.0%
Georgia, Local Government Certificates of Participation, Floaters PT-1652, 1.12%*, 12/1/2022 (b)	1,405,000	1,405,000
La Grange, GA, Development Authority Revenue, LaGrange College Project, 1.13%*, 6/1/2031 (c)	2,000,000	2,000,000
Willacoochie, GA, Development Authority, Pollution Control Revenue, Langboard, Inc. Project, AMT, 1.13%*, 5/1/2021 (c)	2,000,000	2,000,000

		5,405,000

Hawaii 1.8%
Hawaii, General Obligation, ABN Amro, Munitops Certificates Trust, Series 2004-16, 1.15%*, 7/1/2012 (b)	3,200,000	3,200,000

Idaho 4.4%
Power County, ID, Industrial Development Authority, FMC Corp. Project, AMT, 1.17%*, 4/1/2014 (c)	8,000,000	8,000,000

Illinois 7.6%
Cook County, IL, Industrial Development Revenue, Devorahco LLC Project, Series A, AMT, 1.17%*, 12/1/2034 (c)	2,000,000	2,000,000
Illinois, Certificate of Participation, 2.0%, 10/22/2004	2,800,000	2,805,047
Illinois, Development Finance Authority, Regional Organization Bank Project, 1.25%*, 12/1/2020 (c)	2,550,000	2,550,000
Illinois, Health Facilities Authority Revenue, The Carle Foundation, Series B, 1.1%*, 7/1/2028 (b)	1,900,000	1,900,000
Illinois, Project Revenue, Development Finance Authority, Jewish Federation Projects, 1.1%*, 9/1/2024 (b)	125,000	125,000
Lake Zurich, IL, Industrial Development Revenue, Screenco LLC Project, AMT, 1.17%*, 3/1/2018 (c)	1,870,000	1,870,000
Tinley Park, IL, Industrial Development Revenue, Harbor Tool Manufacturing, Inc. Project, AMT, 1.17%*, 7/1/2020 (c)	2,545,000	2,545,000

		13,795,047

Indiana 3.0%
Indiana, Development Finance Authority, Industrial Development Revenue, Enterprise Center I Project, AMT, 1.17%*, 6/1/2022 (c)	2,900,000	2,900,000
Indiana, Development Finance Authority, Industrial Development Revenue, Enterprise Center IV Project, AMT, 1.17%*, 6/1/2022 (c)	2,600,000	2,600,000

		5,500,000

Kentucky 1.7%
Lexington-Fayette County, KY, Industrial Development Revenue, YMCA Central Kentucky Project, 1.23%*, 7/1/2019 (c)	1,165,000	1,165,000
Pendleton County, KY, Multi-County Lease Revenue, Associate County Leasing Program, 1.21%*, 10/8/2004 (c)	2,000,000	2,000,000

		3,165,000

Michigan 15.0%
Detroit, MI, Water Supply, ABN Amro, Munitops Certificate Trust, Series 2003-3, 1.14%*, 1/1/2011 (b)	5,650,000	5,650,000

Detroit, MI, City School District:
Floater-PT-1844, 1.12%*, 5/1/2011 (b)	2,800,000	2,800,000
Floater-PT-1805, 1.14%*, 11/1/2010 (b)	400,000	400,000

Detroit, MI, Sewer Disposal Revenue:
Series E, 1.05%*, 7/1/2031 (b)	5,000,000	5,000,000
Series B, 1.1%*, 7/1/2033 (b)	900,000	900,000
Farmington Hills, MI, Economic Development Corp., Brookfield Building Association Project, 1.15%*, 11/1/2010 (c)	190,000	190,000
Michigan, Hospital Finance Authority Revenue, Hospital Equipment Loan Program, Series A, 1.09%*, 12/1/2023 (c)	2,375,000	2,375,000
Michigan, Housing Development Authority, Multi-Family Revenue, River Place Apartments, AMT, 1.11%*, 6/1/2018 (c)	1,260,000	1,260,000
Michigan, Municipal Bond Authority Revenue, Series B-2, 2.0%, 8/23/2004 (c)	2,000,000	2,001,057
Michigan, State General Obligation, Series A, 2.0%, 9/30/2004	5,000,000	5,008,335
Michigan, Strategic Fund, Limited Obligation Revenue, Continental Aluminum Project, AMT, 1.23%*, 10/1/2015 (c)	1,100,000	1,100,000
Oakland County, MI, Economic Development Corp., Acme Manufacturing Co. Project, AMT, 1.23%*, 11/1/2023 (c)	700,000	700,000

		27,384,392

Missouri 1.1%
St. Louis, MO, Development Finance Board, Air Cargo Facilities Revenue, AMT, 1.15%*, 3/1/2030 (c)	2,000,000	2,000,000

New Hampshire 2.7%
New Hampshire, State Business Finance Authority, Waste Management of NH, Inc., Project AMT, 1.17%*, 9/1/2012 (c)	5,000,000	5,000,000

New Jersey 0.7%
Salem County, NJ, Industrial Pollution Control, Financing Authority Revenue, E.I. Du Pont de Nemours and Co., 1.2%*, 3/1/2012	1,300,000	1,300,000

New York 3.6%
City of Rochester, NY, 1.12%*, 8/16/2004	4,000,000	4,000,000
New York, State Local Government Assistance Corp., Series A-BV, 1.03%*, 4/1/2021 (b)	300,000	300,000
New York City, NY, Transitional Finance Authority Revenue, NYC Recovery, Series 1, 1.05%*, 11/1/2022	400,000	400,000
New York City, NY, Transitional Finance Authority, Star Certificate, Series 2003-1, 1.11%*, 2/1/2011 (b)	1,755,000	1,755,000
New York State, Jay Street Development Corp., Centers Facility Lease Revenue, Series A-2, 1.05%*, 5/1/2022 (c)	150,000	150,000

		6,605,000

North Carolina 4.4%
Moore County, NC, Industrial Facilities & Pollution Control Finance Authority Revenue, Klaussner Industries Project, AMT, 1.22%*, 5/1/2010 (c)	3,100,000	3,100,000
North Carolina, Municipal Power Agency No.1, Catawba Electric Revenue, 1.13%*, 1/1/2011 (b)	4,995,000	4,995,000

		8,095,000

Ohio 1.5%
Ohio, Higher Educational Facilities Community Revenue, Pooled Program, Series C, 1.2%*, 9/1/2025 (c)	2,695,000	2,695,000

Oklahoma 0.6%
Payne County, OK, Economic Development Authority, Student Housing Revenue, OSUF Phase III Project, 1.11%*, 7/1/2032 (b)	1,140,000	1,140,000

Pennsylvania 5.1%
Bucks County, PA, Tax & Revenue Anticipation Notes, Series A, 2.0%, 12/31/2004	6,000,000	6,021,472
Dauphin County, PA, General Authority, Education & Health Loan Program, 1.13%*, 11/1/2017 (b)	190,000	190,000
Pennsylvania, Higher Education Assistance Agency, Student Loan Revenue, Series A, AMT, 1.15%*, 3/1/2027 (b)	3,000,000	3,000,000

		9,211,472

Texas 9.5%
Houston, TX, Water & Sewer Systems Revenue, Star Certificates, Series 2003-14, 1.12%*, 6/1/2026 (b)	1,100,000	1,100,000
Texas, State General Obligation, Tax & Revenue Anticipation Notes, 2.0%, 8/31/2004	9,200,000	9,206,644
Texas, University of Texas, 1.12%*, 8/23/2004	7,000,000	7,000,000

		17,306,644

Utah 0.3%
Murray City, UT, Hospital Revenue, IHC Health Services, Inc., Series C, 1.1%*, 5/15/2036	400,000	400,000
Salt Lake County, UT, Pollution Control Revenue, Service Station Holdings Project, 1.1%*, 2/1/2008	200,000	200,000

		600,000

Vermont 3.5%
Vermont, Student Assistance Corp., Student Loan Revenue, 1.25%*, 1/1/2008 (c)	6,405,000	6,405,000

Virginia 2.3%
Henrico County, VA, Economic Development Authority, Industrial Development Revenue, Colonial Mechanical Corp., AMT, 1.17%*, 8/1/2020 (c)	4,200,000	4,200,000

Washington 1.7%
Tacoma, WA, General Obligation, 1.11%*, 8/5/2004	3,000,000	3,000,000

West Virginia 0.1%
Preston County, WV, Industrial Development Revenue, Allegheny Wood Project, Inc., AMT, 1.3%*, 12/1/2007 (c)	140,000	140,000

Wisconsin 4.7%
Pewaukee, WI, Industrial Development Revenue, Mixer Systems, Inc. Project, AMT, 1.3%*, 9/1/2020 (c)	1,900,000	1,900,000
Wisconsin, Health & Educational Facilities Authority Revenue, Wisconsin Lutheran College, 1.15%*, 9/1/2031 (c)	500,000	500,000
Wisconsin, Housing & Economic Development Authority, Business Development Revenue, Zero Zone, Inc. Project, AMT, 1.14%*, 8/1/2019 (c)	3,420,000	3,420,000
Wisconsin, Transportation Authority Revenue, 1.2%*, 1/12/2005	2,708,000	2,708,000

		8,528,000

Total Investment Portfolio - 100.0% (Cost $182,004,817) (a)		182,004,817

*	Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of July 31, 2004.
(a)	The cost for federal income tax purposes was $182,004,817.
(b)	Bond is insured by one of these companies:

Insurance Coverage		As a % of Total Investment Portfolio
AMBAC	AMBAC Assurance Corp.	3.5
FGIC	Financial Guaranty Insurance Company	6.4
FSA	Financial Security Assurance	4.4
MBIA	Municipal Bond Investors Assurance	8.4

(c)	Security incorporates a letter of credit from a major bank.
AMT:	Subject to alternative minimum tax.

The accompanying notes are an integral part of the financial statements.

13

Financial Statements

Statements of Assets and Liabilities as of July 31, 2004

	Money Fund	Government & Agency Money Fund	Municipal Money Fund
Assets
Investments:
Investments in securities, at amortized cost	$313,757,139	$80,647,216	$182,004,817
Repurchase agreements, at amortized cost	39,290,000	21,378,000	—
Total investments in securities, at amortized cost	353,047,139	102,025,216	182,004,817
Cash	893	68	193,676
Receivable for investments sold	—	—	505,000
Interest receivable	887,857	209,564	587,729
Receivable for Fund shares sold	181,690	336,387	810,711
Due from Advisor	—	—	40,730
Other assets	14,239	12,263	13,367

Total assets	354,131,818	102,583,498	184,156,030

Liabilities
Dividends payable	65,052	19,046	20,165
Payable for Fund shares redeemed	693	1,398,009	67
Accrued management fee	103,937	20,515	—
Other accrued expenses and payables	69,500	43,308	41,229

Total liabilities	239,182	1,480,878	61,461

Net assets, at value	$353,892,636	$101,102,620	$184,094,569
Net Assets
Net assets consist of:
Undistributed net investment income	17,169	21,635	14,120
Accumulated net realized gain (loss)	(5,028)	—	—
Paid-in capital	353,880,495	101,080,985	184,080,449
Net assets, at value	$353,892,636	$101,102,620	$184,094,569

Shares outstanding	353,881,216	101,080,375	184,080,995
Net asset value, offering and redemption price per share (Net asset value / outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00	$1.00	$1.00

The accompanying notes are an integral part of the financial statements.

14

Statements of Operations for the year ended July 31, 2004

	Money Fund	Government & Agency Money Fund	Municipal Money Fund
Investment Income
Income:
Interest	$5,010,931	$1,520,466	$2,617,471
Expenses:
Management fee	1,884,898	680,211	1,195,160
Services to shareholders	370,205	74,046	198,902
Custodian fees	30,394	11,852	15,566
Auditing	34,470	34,114	30,735
Legal	15,243	13,859	23,614
Trustees’ fees and expenses	38,863	24,842	32,760
Reports to shareholders	9,668	5,204	9,735
Registration fees	17,265	2,450	11,586
Other	24,219	5,100	16,974
Total expenses, before expense reductions	2,425,225	851,678	1,535,032
Expense reductions	(332,501)	(208,442)	(290,548)
Total expenses, after expense reductions	2,092,724	643,236	1,244,484

Net investment income	2,918,207	877,230	1,372,987

Net realized gain (loss) on investment transactions	2,683	6,370	14,332

Net increase (decrease) in net assets resulting from operations	$2,920,890	$883,600	$1,387,319

The accompanying notes are an integral part of the financial statements.

15

Statement of Changes in Net Assets - Money Fund

	Years Ended July 31,
	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,918,207	$7,268,438
Net realized gain (loss) on investment transactions	2,683	52,266
Net increase (decrease) in net assets resulting from operations	2,920,890	7,320,704
Distributions to shareholders from net investment income	(2,917,385)	(7,314,588)
Fund share transactions:
Proceeds from shares sold	200,191,145	307,371,466
Reinvestment of distributions	2,828,165	7,187,162
Cost of shares redeemed	(353,029,678)	(512,150,616)
Net increase (decrease) in net assets from Fund share transactions	(150,010,368)	(197,591,988)

Increase (decrease) in net assets	(150,006,863)	(197,585,872)

Net assets at beginning of period	503,899,499	701,485,371

Net assets at end of period (including undistributed net investment income of $17,169 and $16,327, respectively)	$353,892,636	$503,899,499

Other Information
Shares outstanding at beginning of period	503,891,682	701,483,660
Shares sold	200,191,137	307,371,466
Shares issued to shareholders in reinvestment of distributions	2,828,165	7,187,162
Shares redeemed	(353,029,768)	(512,150,606)
Net increase (decrease) in Fund shares	(150,010,466)	(197,591,978)
Shares outstanding at end of period	353,881,216	503,891,682

The accompanying notes are an integral part of the financial statements.

16

Statement of Changes in Net Assets - Government & Agency Money Fund

	Years Ended July 31,
	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income	$877,230	$2,410,694
Net realized gain (loss) on investment transactions	6,370	15,196
Net increase (decrease) in net assets resulting from operations	883,600	2,425,890
Distributions to shareholders from net investment income	(869,161)	(2,397,427)
Fund share transactions:
Proceeds from shares sold	124,641,345	196,573,182
Reinvestment of distributions	847,236	2,366,924
Cost of shares redeemed	(197,463,278)	(273,824,326)
Net increase (decrease) in net assets from Fund share transactions	(71,974,697)	(74,884,220)

Increase (decrease) in net assets	(71,960,258)	(74,855,757)

Net assets at beginning of period	173,062,878	247,918,635

Net assets at end of period (including undistributed net investment income and accumulated distributions in excess of net investment income of $21,635 and $7,196, respectively)	$101,102,620	$173,062,878

Other Information
Shares outstanding at beginning of period	173,054,992	247,939,212
Shares sold	124,641,345	196,573,182
Shares issued to shareholders in reinvestment of distributions	847,236	2,366,924
Shares redeemed	(197,463,198)	(273,824,326)
Net increase (decrease) in Fund shares	(71,974,617)	(74,884,220)
Shares outstanding at end of period	101,080,375	173,054,992

The accompanying notes are an integral part of the financial statements.

17

Statement of Changes in Net Assets - Municipal Money Fund

	Years Ended July 31,
	2004	2003
Increase (Decrease) in Net Assets
Operations:
Net investment income	$1,372,987	$3,287,877
Net realized gain (loss) on investment transactions	14,332	(37)
Net increase (decrease) in net assets resulting from operations	1,387,319	3,287,840
Distributions to shareholders from net investment income	(1,371,634)	(3,289,511)
Fund share transactions:
Proceeds from shares sold	101,201,638	173,472,539
Reinvestment of distributions	1,360,814	3,258,431
Cost of shares redeemed	(223,009,510)	(224,032,803)
Net increase (decrease) in net assets from Fund share transactions	(120,447,058)	(47,301,833)

Increase (decrease) in net assets	(120,431,373)	(47,303,504)

Net assets at beginning of period	304,525,942	351,829,446

Net assets at end of period (including undistributed and accumulated distributions in excess of net investment income of $14,120 and $1,460, respectively)	$184,094,569	$304,525,942

Other Information
Shares outstanding at beginning of period	304,527,549	351,829,382
Shares sold	101,203,272	173,472,539
Shares issued to shareholders in reinvestment of distributions	1,360,814	3,258,431
Shares redeemed	(223,010,640)	(224,032,803)
Net increase (decrease) in Fund shares	(120,446,554)	(47,301,833)
Shares outstanding at end of period	184,080,995	304,527,549

The accompanying notes are an integral part of the financial statements.

18

Financial Highlights

Scudder YieldWise Money Fund

Years Ended July 31,	2004	2003	2002	2001		2000
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00		$1.00

Net investment income	.007	.012	.02	.06		.06
Less distributions from net investment income	(.007)	(.012)	(.02)	(.06)		(.06)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00		$1.00

Total Return (%)[a]	.68	1.21	2.11	5.64	[b]	5.88
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	354	504	701	978		930
Ratio of expenses before expense reductions (%)	.56	.51	.47	.44	[c]	.47
Ratio of expenses after expense reductions (%)	.49	.38	.36	.34	[c]	.34
Ratio of net investment income (%)	.68	1.23	2.15	5.49		5.72

[a]	Total returns would have been lower had certain expenses not been reduced.
[b]	Total return for the year ended July 31, 2001 includes the effect of a voluntary capital contribution from the Advisor. Without this contribution the total return would have been lower.
[c]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .44% and .34%, respectively.

Scudder YieldWise Government & Agency Money Fund

Years Ended July 31,	2004	2003	2002	2001		2000
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00		$1.00

Net investment income	.006	.012	.02	.06		.06
Less distributions from net investment income	(.006)	(.012)	(.02)	(.06)		(.06)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00		$1.00

Total Return (%)[a]	.64	1.16	2.09	5.67		5.94
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	101	173	248	388		385
Ratio of expenses before expense reductions (%)	.63	.65	.58	.54	[b]	.63
Ratio of expenses after expense reductions (%)	.47	.37	.31	.21	[b]	.10
Ratio of net investment income (%)	.65	1.18	2.16	5.55		5.87

[a]	Total returns would have been lower had certain expenses not been reduced.
[b]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .53% and .21%, respectively.

Scudder YieldWise Municipal Money Fund

Years Ended July 31,	2004	2003	2002	2001		2000
Selected Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00		$1.00

Net investment income	.005	.010	.02	.04		.04
Less distributions from net investment income	(.005)	(.010)	(.02)	(.04)		(.04)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00		$1.00

Total Return (%)[a]	.54	1.03	1.63	3.86		3.96
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	184	305	352	441		257
Ratio of expenses before expense reductions (%)	.62	.55	.54	.55	[b]	.69
Ratio of expenses after expense reductions (%)	.50	.30	.16	.00	[b]	.00
Ratio of net investment income (%)	.55	1.03	1.64	3.76		3.98

[a]	Total returns would have been lower had certain expenses not been reduced.
[b]	The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .55% and .00%, respectively.

19

Notes to Financial Statements

A. Significant Accounting Policies

Scudder YieldWise Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company organized as a Massachusetts business trust. The Trust currently offers three investment funds (the “Funds”). Each Fund takes its own approach to money market investing. Scudder YieldWise Money Fund emphasizes yield through a more diverse universe of investments, while Scudder YieldWise Government & Agency Money Fund, formerly Scudder YieldWise Government Money Fund, emphasizes government securities. Scudder YieldWise Municipal Money Fund invests for federally tax-free income.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Funds in the preparation of their financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Repurchase Agreements. Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund’s claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. Each Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Funds paid no federal income taxes and no federal income tax provisions were required.

At July 31, 2004, the Scudder YieldWise Money Fund had a net tax basis capital loss carryforwards of approximately $5,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2010, the expiration date, whichever occurs first.

Distribution of Income. Net investment income of each Fund is declared as a daily dividend and is distributed to shareholders monthly.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Funds.

At July 31, 2004, the Funds’ components of distributable earnings (accumulated losses) on a tax-basis were as follows:

	Scudder YieldWise Money Fund	Scudder YieldWise Government & Agency Money Fund	Scudder YieldWise Municipal Money Fund
Undistributed ordinary income*	$88,446	$45,018	$—
Undistributed tax-exempt income	—	—	39,614
Capital loss carryforwards	(5,000)	—	—

In addition, the tax character of distributions paid to shareholders by each Fund is summarized as follows:

Fund	Years Ended July 31,
	2004	2003
Scudder YieldWise Money Fund - from ordinary income*	$2,917,385	7,314,588
Scudder YieldWise Government & Agency Money Fund - from ordinary income*	869,161	2,397,427
Scudder YieldWise Municipal Money Fund - from tax-exempt income	1,371,634	3,289,511

*	For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

20

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Management Agreements with Deutsche Investment Management Americas Inc. (“DeIM” or the “Advisor”), the Advisor directs the investments of the Funds in accordance with their investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Funds. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreements. Each Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.50% of the first $215,000,000 of each Fund’s average daily net assets, 0.375% of the next $335,000,000 of such net assets, 0.30% of the next $250,000,000 of such net assets and 0.25% of such net assets in excess of $800,000,000, computed and accrued daily and payable monthly.

For the period from August 1, 2003 to November 30, 2003, the Advisor agreed to temporarily waive all or a portion of its management fee and reimburse or pay operating expenses of each Fund as follows: for Scudder YieldWise Money Fund, to the extent necessary to maintain the Fund’s total operating expenses at no more than 0.38%; for Scudder YieldWise Government & Agency Money Fund, to the extent necessary to maintain the Fund’s total operating expenses at no more than 0.37%; for Scudder YieldWise Municipal Money Fund, to the extent necessary to maintain the Fund’s total operating expenses at no more than 0.30%.

In addition, effective December 1, 2003, the Advisor has agreed to voluntarily waive all or a portion of its management fee and reimburse or pay operating expenses of each Fund as follows: for Scudder YieldWise Money Fund, to the extent necessary to maintain the Fund’s total operating expenses at no more than 0.55%; for Scudder YieldWise Government & Agency Money Fund, to the extent necessary to maintain the Fund’s total operating expenses at no more than 0.54%; for Scudder YieldWise Municipal Money Fund, to the extent necessary to maintain the Fund’s total operating expenses at no more than 0.63%. The waiver may be changed or terminated at any time without notice.

Accordingly, for the year ended July 31, 2004, the Funds incurred the following management fees:

Fund	Total Aggregated ($)	Not Imposed ($)	Effective Rate (%)
Scudder YieldWise Money Fund	1,884,898	85,766.42
Scudder YieldWise Government & Agency Money Fund	680,211	160,573.38
Scudder YieldWise Municipal Money Fund	1,195,160	124,182.43

For the year ended July 31, 2004, the Advisor has agreed to reimburse the Funds for expenses in the following amounts:

Fund	Amount ($)
Scudder YieldWise Money Fund	1,699
Scudder YieldWise Government & Agency Money Fund	772
Scudder YieldWise Municipal Money Fund	1,067

21

Service Provider Fees. Scudder Investments Service Company (“SISC”), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent of the Trust. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. (“DST”), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by SISC, not by the Funds. For the year ended July 31, 2004, the amounts charged to the Funds by SISC were as follows:

Fund	Total Aggregated ($)	Not Imposed ($)	Unpaid at July 31, 2004 ($)
Scudder YieldWise Money Fund	244,427	244,427	—
Scudder YieldWise Government & Agency Money Fund	47,039	47,039	—
Scudder YieldWise Municipal Money Fund	165,267	165,267	—

Trustees’ Fees and Expenses. The Trust pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

C. Expense Off-Set Arrangements

Each Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Fund’s expenses. During the year ended July 31, 2004, no transfer agent credits were earned by the Funds. During the year ended July 31, 2004, the Funds’ custodian fees were reduced as follows:

Fund	Custodian Credits ($)
Scudder YieldWise Money Fund	609
Scudder YieldWise Government & Agency Money Fund	58
Scudder YieldWise Municipal Money Fund	32

D. Line of Credit

The Funds and several other affiliated funds (the “Participants”) share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Funds may borrow up to a maximum of 33 percent of their net assets under the agreement.

E. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations (“inquiries”) into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management (“DeAM”) and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

22

Report of Independent Registered Public Accounting Firm

The Trustees and Shareholders of Scudder YieldWise Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Scudder YieldWise Funds (the “Funds”) comprising Scudder YieldWise Money Fund, Scudder YieldWise Government & Agency Money Fund, formerly Scudder YieldWise Government Money Fund, and Scudder YieldWise Municipal Money Fund, as of July 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of July 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising Scudder YieldWise Funds at July 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts September 22, 2004	/s/ Ernst & Young LLP

23

Tax Information (Unaudited)

Of the dividends paid from net investment income for the Scudder YieldWise Municipal Money Fund for the taxable year ended July 31, 2004, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

24

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of July 31, 2004. Each individual’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee’s term of office extends until the next shareholder’s meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairman, 2004- present Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co.; Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	81

John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company).	81

Lewis A. Burnham (1933) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation.	81

Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994).	81

James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products).	81

Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998).	81

Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm).	81

Fred B. Renwick (1930) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees.	81

John G. Weithers (1933) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems.	81

25

Interested Trustee and Officers2

Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
William N. Shiebler[3] (1942) Trustee, 2004-present	Chief Executive Officer in the Americas for Deutsche Asset Management (“DeAM”) and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	147
Julian F. Sluyters[4] (1960) Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management	n/a
Brenda Lyons[5] (1963) President, 2003-present	Managing Director, Deutsche Asset Management	n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a
Kenneth Murphy[5] (1963) Vice President, 2002- present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Charles A. Rizzo[5] (1957) Treasurer and Chief Financial Officer, 2002- present	Managing Director, Deutsche Asset Management (April 2004-present); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)	n/a
John Millette[5] (1962) Secretary, 2001-present	Director, Deutsche Asset Management	n/a

Lisa Hertz[4] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Daniel O. Hirsch[6] (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)	n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a
Kevin Gay[5] (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management	n/a
Salvatore Schiavone[5] (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D’Eramo[5] (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

[1]	Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.
[2]	As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
[3]	Address: 280 Park Avenue, New York, New York
[4]	Address: 345 Park Avenue, New York, New York
[5]	Address: Two International Place, Boston, Massachusetts
[6]	Address: One South Street, Baltimore, Maryland

The fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

26

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

moneyfunds.scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day. Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.

Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356

Proxy Voting	A description of the fund’s policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site - scudder.com (type “proxy voting” in the search field) - or on the SEC’s Web site - www.sec.gov. To obtain a written copy of the fund’s policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Scudder YieldWise Money Fund	Scudder YieldWise Government & Agency Money Fund	Scudder YieldWise Municipal Money Fund
Nasdaq Symbol	SYWXX	SYGXX	SYUXX
CUSIP Number	81124A-108	81124A-207	81124A-306
Fund Number	80	58	67

27

Notes

28

Notes

29

SCUDDER MONEY FUNDS

PART C – OTHER INFORMATION

Item 15. Indemnification.

Article VIII of the Registrant’s Agreement and Declaration of Trust (Exhibit (1)(a) hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Each of the trustees who is not an “interested person” (as defined under the Investment Company Act of 1940) of Registrant (a “Non-interested Trustee”) has entered into an indemnification agreement with Registrant, which agreement provides that the Registrant shall indemnify the Non-interested Trustee against certain liabilities which such Trustee may incur while acting in the capacity as a trustee, officer or employee of the Registrant to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The indemnification agreement cannot be altered without the consent of the Non-interested Trustee and is not affected by amendment of the Agreement and Declaration of Trust. In addition, the indemnification agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses more timely, efficient and certain. In accordance with Section 17(h) of the Investment Company Act of 1940, the indemnification agreement does not protect a Non-interested Trustee against any liability to the Registrant or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Registrant has purchased insurance policies insuring its officers and trustees against certain liabilities which such officers and trustees may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and trustees by way of indemnification against such liabilities, subject to certain deductibles.

On April 5, 2002, Zurich Scudder Investments, Inc. (“Scudder”), the investment adviser, now known as Deutsche Investment Management Americas Inc. (“DeIM”), was acquired by Deutsche Bank AG, not including certain U.K. Operations (the “Transaction”). In connection with the Trustees’ evaluation of the Transaction, Deutsche Bank agreed to indemnify, defend and hold harmless Registrant and the trustees who were not “interested persons” of Scudder, Deutsche Bank or Registrant (the “Independent Trustees”) for and against any liability and claims and expenses based upon or arising from, whether in whole or in part, or directly or indirectly, any untrue statement or alleged untrue statement of a material fact made to the Independent Trustees by Deutsche Bank in connection with the Independent Trustees’ consideration of the Transaction, or any omission or alleged omission of a material fact necessary in order to make statements made, in light of the circumstances under which they were made, not misleading.

DeIM, the investment advisor, has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Non-interested Trustees) and consultants, whether retained by the Registrant or the Non-interested Trustees, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant (“Private Litigation and Enforcement Actions”). In the event that this indemnification is unavailable to the Registrant for any reason, then DeIM has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of DeIM and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided; however, if no final determination is made in such action or proceeding as to the relative fault of DeIM and the Registrant, then DeIM shall pay the entire amount of such loss, damage, liability or expense.

In recognition of its undertaking to indemnify the Registrant, DeIM has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Non-interested Trustees against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Non-interested Trustees, arising from the Private Litigation and Enforcement, including without limitation:

1.	all reasonable legal and other expenses incurred by the Non-interested Trustees in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

2.	all liabilities and expenses incurred by any Non-interested Trustee in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

3.	any loss or expense incurred by any Non-interested Trustee as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DeIM (or by a representative of DeIM acting as such, acting as a representative of the Registrant or of the Non-interested Trustee or acting otherwise) for the benefit of the Non-interested Trustee, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DeIM, any of its corporate affiliates, or any of their directors, officers or employees;

4.	any loss or expense incurred by any Non-interested Trustee, whether or not such loss or expense is otherwise covered under the terms of a policy of insurance, but for which the Non-interested Trustee is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to DeIM or any affiliates thereof having received advancement of expenses or indemnification under that policy for or with respect to a matter which is the subject of the indemnification agreement; provided, however, the total amount which DeIM will be obligated to pay under this provision for all loss or expense, will not exceed the amount that DeIM and any of its affiliate actually receive under that policy or insurance for or with respect to a matter which is the subject of the indemnification agreement; and

5.	all liabilities and expenses incurred by any Non-interested Trustee in connection with any proceeding or action to enforce his or her rights under the agreement, unless DeIM prevails on the merits of any such dispute in a final, nonappealable court order.

DeIM is not required to pay costs or expenses or provide indemnification to or for any individual Non-interested Trustee (i) with respect to any particular proceeding or action as to which the Board of the Registrant has determined that such Non-interested Trustee ultimately will not be entitled to indemnification with respect thereto, or (ii) for any liability of the Non-interested Trustee to the Registrant or its shareholders to which such Non-interested Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Non-interested Trustee’s duties as a Trustee of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that DeIM has paid costs or expenses under the agreement to any individual Non-interested Trustee with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Non-interested Trustee’s liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Non-interested Trustee’s duties as a Trustee of the Registrant, such Non-interested Trustee has undertaken to repay such costs or expenses to DeIM.

Item 16. Exhibits.

Exhibit 1	(a	)	Amended and Restated Declaration of Trust. (Incorporated by reference to Post-Effective Amendment No. 45 to Registrant’s Registration Statement on Form N-1A, filed on November 25, 1998.)

	(b	)	Certificate of Amendment to Declaration of Trust dated March 20, 2002. (Incorporated by reference to Post-Effective Amendment No. 52 to Registrant’s Registration Statement on Form N-1A filed on November 27, 2002.

	(c	)	Amendment to Declaration of Trust, Redesignation of Series dated March 20, 2002. (Incorporated by reference to Post-Effective Amendment No. 52 to Registrant’s Registration Statement on Form N-1A filed on November 27, 2002.)

Exhibit 2	(a	)	By-Laws. (Incorporated by reference to Post-Effective Amendment No. 41 to Registrant’s Registration Statement on Form N-1A filed on November 16, 1995.)

	(b	)	Amendment to By-Laws dated November 30, 2000. (Incorporated by reference to Post-Effective Amendment No. 51 to Registrant’s Registration Statement on Form N-1A filed on November 30, 2001.)

	(c	)	Amendment to By-Laws dated November, 2003. (Incorporated by reference to Post-Effective Amendment No. 53 to Registrant’s Registration Statement on Form N-1A filed on November 25, 2003.)

	(d	)	Amendment to By-Laws effective September 24, 2004. (Incorporated by reference to Post-Effective Amendment No. 53 to Registrant’s Registration Statement on Form N-1A filed on December 1, 2004.)

Exhibit 3			Not Applicable.

Exhibit 4			Form of Agreement and Plan of Reorganization filed herein as Exhibit A to Part A of this Registration Statement on Form N-14.

Exhibit 5			Specimen Share Certificate. (Incorporated by reference to Post-Effective Amendment No. 41 to the Registrant’s Registration Statement on Form N-1A filed on November 16, 1995.)

Exhibit 6	(a	)	Investment Management Agreement between the Registrant and Deutsche Investment Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A filed on November 27, 2002.)

	(b	)	First Amendment to Investment Management Agreement between the Registrant and Deutsche Investment Management Americas Inc. dated March 19, 2003. (Incorporated by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A filed on November 25, 2003.)

Exhibit 7			Underwriting and Distribution Services Agreement between the Registrant and Scudder Distributors, Inc., dated April 5, 2002. (Incorporated by reference to Post Effective Amendment No. 52 to Registrant’s Registration Statement on Form N-1A filed on November 27, 2002.)

Exhibit 8			Not Applicable.

Exhibit 9	(a	)	Custodian Agreement between the Registrant and State Street Bank and Trust Company dated April 19, 1999. (Incorporated by reference to Post-Effective Amendment No. 46 to Registration’s Registration Statement on Form N-1A filed on September 28, 1999.)

	(b	)	Amendment to Custodian Contract between the Registrant and State Street Bank and Trust Company, dated January 5, 2001. (Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A filed on November 30, 2001.)

	(c	)	Amendment to Custodian Contract between the Registrant and State Street Bank and Trust Company dated July 23, 2003. (Incorporated by reference to Post-Effective Amendment No. 53 to Registrant’s Registration Statement on Form N-1A filed on November 25, 2003.)

Exhibit 10			Not Applicable.

Exhibit 11			Opinion and Consent of Vedder, Price, Kaufman & Kammholz, P.C., to be filed by amendment.

Exhibit 12			Form of Tax Opinion and Consent of Willkie Farr & Gallagher LLP to be filed by amendment.

Exhibit 13	(a	)	Fund Accounting Services Agreement between the Registrant, on behalf of its series Zurich Money Market Fund, and Scudder Fund Accounting Corporation, dated December 31, 1997. (Incorporated by reference to Post-Effective Amendment No. 45 to Registrant’s Registration Statement on Form N-1A filed on November 25, 1998.)

	(b	)	Fund Accounting Services Agreement between the Registrant, on behalf of its series Zurich Government Money Fund, and Scudder Fund Accounting Corporation dated December 31, 1997. (Incorporated by reference to Post-Effective Amendment No. 45, filed on November 25, 1998.)

	(c	)	Fund Accounting Services Agreement between the Registrant, on behalf of its series Zurich Tax-Free Money Fund, and Scudder Fund Accounting Corporation, dated December 31, 1997. (Incorporated by reference to Post-Effective Amendment No. 45 to Registrant’s Registration Statement on Form N-1A filed on November 25, 1998.)

	(d	)	First Amendment to Fund Accounting Services Agreements between the Registrant, on behalf of each of its series, and Scudder Fund Accounting Corporation dated March 19, 2003. (Incorporated by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A filed on November 25, 2003.)

	(e	)	Transfer Agency and Service Agreements for Zurich Money Funds dated August 3, 2000 (Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A filed on November 30, 2001.)

	(f	)	Letter of Indemnity to the Scudder Funds dated September 10, 2004. (Incorporated by reference to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement on Form N-1A filed on October 1, 2004.)

	(g	)	Letter of Indemnity to the Scudder Funds dated September 10, 2004. (Incorporated by reference to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement on Form N-1A filed on October 1, 2004.)

	(h	)	Letter of Indemnity to the Scudder Funds dated September 10, 2004. (Incorporated by reference to Post-Effective Amendment No. 54 to the Registrant’s Registration Statement on Form N-1A filed on October 1, 2004.)

Exhibit 14			Consents of Ernst & Young LLP to be filed by amendment.

Exhibit 15			Not applicable.

Exhibit 16			Powers of Attorney are filed herein.

Exhibit 17			Forms of Proxy are filed herein and appear in Part A of this Registration Statement.

Item 17. Undertakings.

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the registrant, in the City of New York, and State of New York, on the 2nd day of March, 2005.

SCUDDER MONEY FUNDS

By:	/s/ Julian F. Sluyters
Julian F. Sluyters
Chief Executive Officer

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Julian F. Sluyters	Chief Executive Officer	March 2, 2005
Julian F. Sluyters

/s/ Paul Schubert	Chief Financial Officer and Principal Accounting Officer	March 2, 2005
Paul Schubert

John W. Ballantine *	Trustee	March 2, 2005
John W. Ballantine

Lewis A. Burnham *	Trustee	March 2, 2005
Lewis A. Burnham

Donald L. Dunaway *	Trustee	March 2, 2005
Donald L. Dunaway

James R. Edgar *	Trustee	March 2, 2005
James R. Edgar

Paul K. Freeman *	Trustee	March 2, 2005
Paul K. Freeman

Robert B. Hoffman *	Trustee	March 2, 2005
Robert B. Hoffman

William McClayton*	Trustee	March 2, 2005
William McClayton

Shirley D. Peterson*	Trustee	March 2, 2005
Shirley D. Peterson

William N. Shiebler*	Trustee	March 2, 2005
William N. Shiebler

Robert H. Wadsworth*	Trustee	March 2, 2005
Robert H. Wadsworth

John G. Weithers*	Trustee	March 2, 2005
John G. Weithers

* By	/s/ Caroline Pearson
Caroline Pearson**
Assistant Secretary

**	Attorney-in-fact pursuant to the powers of attorney filed herein.

INDEX OF EXHIBITS

EXHIBIT NUMBER	EXHIBIT TITLE
16	Powers of attorney